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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-7428

ING Mutual Funds

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ 85258
(Address of principal executive offices)      (Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:       October 31

Date of reporting period:       November 1, 2008 to April 30, 2009

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

April 30, 2009

Classes A, B, C, I, O, Q, R and W

Global Equity Funds

■  ING Global Equity Dividend Fund
■  ING Global Natural Resources Fund
■  ING Global Real Estate Fund
■  ING Global Value Choice Fund

International Equity Funds

■  ING Asia-Pacific Real Estate Fund
■  ING Disciplined International SmallCap Fund
■  ING Emerging Countries Fund
■  ING European Real Estate Fund
■  ING Foreign Fund
■  ING Greater China Fund
■  ING Index Plus International Equity Fund
■  ING International Capital Appreciation Fund
■  ING International Equity Dividend Fund
■  ING International Growth Opportunities Fund
■  ING International Real Estate Fund

■	ING International SmallCap Multi-Manager Fund
■  ING International Value Fund
■  ING International Value Choice Fund
■  ING Russia Fund

Global and International Fixed-Income Funds

■  ING Emerging Markets Fixed Income Fund
■  ING Global Bond Fund

International Fund-of-Funds

■  ING Diversified International Fund

       E-Delivery Sign-up — details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

   MUTUAL FUNDS

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Dear Shareholder,

After hitting a low point in early March, the stock market has staged an impressive comeback, gaining more than 30% as measured by the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index(1). If you have stuck to your long-term investment plans through these trying times, you may have seen your patience somewhat rewarded over the last few weeks (though equity markets are still well off their highs).

I doubt that everyone who bought stocks these last few weeks did so because the bargains were so good. The recent gains in the stock market are, at least in part, a sign of optimism: they point to investor expectations that, maybe within a year or so, the economy and corporate earnings will improve. It’s a vote of confidence that the measures taken to restore the economy are likely to work.

Though we look forward hopefully, the market’s troubles are not yet over. Credit markets continue to face challenges. The stock market remains volatile. People are still losing jobs. Generally, income, spending and home prices are still falling. The economy continues to shrink. Although the rate of shrinkage is slowing — a good thing — we won’t see recovery until housing prices stabilize and spending picks up.

The recent gains in the stock market show how things can change when it is least expected. If you had retreated from stocks, you would have missed those gains. It’s important to remember that trying to time market moves can hurt long-term investment results. It can’t be said too often that the most important investment decision is to keep your long-term goals in sight and take those actions that serve to reinforce your aims.

Reaching your goals depends on the potential of your investments to generate gains, income and diversification. Your investment needs may change over time but should always reflect an appropriate mix of these attributes. Whether you’ve followed your plan or not, I urge you to discuss your situation with your financial advisor to determine your best next steps. Thank you for your continued confidence in ING. We take the trust you place in us very seriously.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer
ING Funds
April 30, 2009

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Market Perspective:  Six Months Ended April 30, 2009

Our new fiscal year dawned with the financial world staring into the abyss of credit market collapse. Global equities in the form of the MSCI World® Index(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), continued to slide and by March 9, 2009, the index had dropped nearly 26% for the fiscal year to date, plumbing levels not seen since late 2002. From there, markets recovered, paring the loss for the six month period ended April 30, 2009 to 5.80%. (The MSCI World® Index dropped 5.44% for the six month period ended April 30, 2009, measured in U.S. dollars). In currencies, the large moves of the previous fiscal year were not maintained. For the six month period ended April 30, 2009, the dollar fell 3.40% against the euro, 0.50% against the yen, but gained 9.50% against the pound as the UK’s fiscal position deteriorated.

The global credit crisis had worsened after the U.S. government, by then the judge, jury and executioner for financial institutions in trouble, allowed Lehman Brothers no reprieve from bankruptcy. Lending all but seized up. Investors dumped risky asset classes to buy U.S. Treasuries or repay debt.

The policy response was huge but initially muddled. The Troubled Assets Relief Program (“TARP”), with a budget of $700 billion, was originally intended to relieve banks’ balance sheets of enormous volumes of distressed loans and toxic assets. Instead most of the money was used to recapitalize the banks.

Other government-sponsored programs did provide practical help, like support for the commercial paper market and a guarantee facility for money market funds. The announced intention to buy vast quantities of agency mortgage-backed bonds and debentures drove 30-year mortgage rates below 5% to record low levels. The newly-elected U.S. president promised a $1 trillion stimulus package. And in December, the Federal Open Market Committee (“FOMC”) reduced interest rates to between 0% and 0.25%.

Hopes that these measures would help solidify melting economies and investment markets spurred a late-2008 rally. But credit conditions remained conspicuously tight and equities resumed their fall in early January.

Meanwhile in the real economy unemployment reached 8.50% in March, the highest since 1983. The Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2)of house prices in 20 cities sank 19% year-over-year in January, while new home sales repeatedly set new record low levels. Inflation recorded its first annual decline since 1955. Gross Domestic Product (“GDP”) fell at an annualized rate of 6.10% in the first quarter of 2009, after 6.30% in the previous quarter, the worst performance since 1982. And amid a new wave of concern about the viability of major banks, the U.S. Department of the Treasury (“Treasury”) announced that it would take a 36% stake in Citigroup.

Yet by early March, some of the news was getting better. Before long, the term “green shoots” seemed to be on the lips of almost every financial commentator. Personal spending, retail sales (excluding autos), durable goods orders, consumer confidence and at last, new home sales unexpectedly picked up from still poor levels. Some specific details were announced about a new Public-Private Investment Program to buy up banks’ distressed securities: many people think it might just work. And on March 10, 2009, stock markets soared when the above-mentioned Citigroup surprised everybody by saying that 2009 had been profitable so far. All of this paved the way, rocky and uneven at times, for a partial return to favor for risky asset classes, at least through April.

U.S. fixed income markets had a tumultuous six months, reflecting appetite for risk. The Barclays Capital U.S. Aggregate Bond Index(3) of investment grade bonds returned 7.74% for the six month period ended April 30, 2009, but practically none of it in 2009. High yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(4) gained 16.39% for the six month period ended April 30, 2009, (2.75)% before March 10, 2009, and 19.68% thereafter. The yield on the ten-year U.S. Treasury Note started the fiscal year at 3.97%, fell by the end of 2008 to 2.24%, the lowest since 1954, but recovered to 3.12% for the six month period ended April 30, 2009. Similarly, the yield on the 90-day Treasury Bill started at 0.44%, briefly turned negative in December and ended at 0.12% for the six month period ended April 30, 2009, still very low historically.

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(5), including dividends, returned (8.50)% in the six month period ended April 30, 2009. The first quarter of 2009 would mark the seventh straight quarter of declining profits for

Market Perspective:  Six Months Ended April 30, 2009

S&P 500® companies. As with stock markets generally, March 9, 2009, marked the low point for the S&P 500®, when the index closed at September 1996 levels. From there it recovered 29.40%, the financials sub-index soaring 74.10%.

As noted above, international markets also took heart after March 9, 2009, on the basis of frankly, not very much and bounced back from large losses. The MSCI Japan® Index(6) fell 2.40% for the six month period ended April 30, 2009. Export dependent gross domestic product (“GDP”) receded at an annualized 12.10%, the worst since 1974, as exports halved in value year-over-year and household spending fell for 13 straight months. The MSCI Europe ex UK® Index(7) slid 6.10% for the six month period ended April 30, 2009, also depressed by slumping exports, especially in Germany, the world’s biggest exporter. Eurozone industrial production in February was 18.40% below the level of February 2008, the worst annual fall on record. The European Central Bank was raising interest rates as late as July 2008, but ultimately cut back to 1.25%, still above other major central bank rates. The MSCI UK® Index(8) fell just 0.40% for the six month period ended April 30, 2009. The UK had allowed a bigger housing bubble than the United States and deeper personal indebtedness in an economy more dependent on the now suffering financial sector. The Bank of England repeatedly reduced rates to 0.50%, the lowest since its establishment in 1694 and introduced quantitative easing. Still, GDP fell at a quarterly rate of 1.90% in the first quarter of 2009, after 1.60% in the previous quarter.
(1) The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single-family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3) The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4) The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of non-investment grade fixed-income securities.

(5) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(6) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(7) The MSCI Europe ex UK® Index is a free float adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(8) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results.  The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING Global Equity Dividend Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Global Equity Dividend Fund (the “Fund”) seeks growth of capital with dividend income as a secondary consideration. The Fund is managed by Nicolas Simar, Head of Value/High Dividend, Moudy El Khodr, Senior Investment Manager Equities, and Kris Hermie, CFA, Senior Investment Manager of ING Investment Management Advisors B.V. — the Sub-Adviser.

Performance: For the six month period ended April 30, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of (11.98)% compared to the MSCI World Indexsm(1), which returned (5.44)% for the same period.

Portfolio Specifics: The Fund’s underperformance for the period was largely attributable to security selection. Asset allocation also detracted from results but to a smaller degree.

The sectors that detracted the most from results were financials, energy and materials. Weak stock selection in financials hurt the most. Also, sector allocation among financials and information technology stocks detracted significantly. The Fund benefited from allocation and selection among telecommunications stocks, and from selection among consumer staples stocks.

Top contributing stocks for the period were Taiwan Semiconductor Manufacturing Co. Ltd. (“Taiwan Semi”), Wesfarmers Ltd. (“Wesfarmers”) and Vinci S.A. Taiwan Semi’s long-term fundamentals remain strong and first quarter results were good. Guidance on revenue and margins for next quarter is significantly higher than current consensus expectations.

Among telecoms the Fund benefited by selling its position in Telecom Italia SpA, which reduced its dividend, and reentering Brazilian telecom Tele Norte Leste Participacoes S/A, which posted significant gains during the period.

Fund positions in Intel Corp. and Seagate Technology Inc. (“Seagate”) helped results. Seagate benefited from evidence that pricing was stabilizing somewhat, and from a potential increase in market share: the Toshiba/Fujistu combination may lead some clients to search for a new vendor. Hitachi’s issues with its own heads for 500-gigabyte drives caused it to miss a product launch date; investors interpreted this as positive for Seagate.

Among consumer discretionary companies, the greatest contribution to relative returns came from not owning Volkswagen AG, which fell dramatically in price. Among materials, the Fund’s positions in MeadWestvaco Corp., Swenska Cellulosa AB and Siam Cement contributed to results.

Negative macro news such as the Federal Deposit Insurance Corporation’s report on 4th quarter banks’ heavier losses than originally reported reverberated through the financials sector. Despite gains from Toronto-Dominion Bank, Wells Fargo & Co. and Australia & New Zealand Banking Group Ltd., the continuing bad news led to weakness. Several banks were among the worst detractors for the period: Bank of America Corp., Swedbank AB and Aviva PLC.

In January, Bank of America Corp. cut its dividend for a second time, precipitating a loss of more than half the stock’s value. We sold the Fund’s Bank of America position in January, thereby avoiding further losses the stock sustained in the ensuing months. Share prices of UK insurers, including Fund holding Aviva PLC (“Aviva”), slumped as the cost of insuring certain European companies against defaulting on their debt soared. Aviva also announced a heavy 2008 loss.

Energy company Precision Drilling Trust was the worst detractor for the period, falling in price due to reduced capital spending by North American oil and gas producers. We sold the Fund’s position after the company discontinued its monthly dividend to focus on its debt reduction program.

Current Strategy and Outlook: Our outlook for the strategy remains positive. We believe investments in quality defensive names potentially may give the Fund downside protection and lower volatility. Under current market conditions, we believe this may help the Fund outperform its benchmark. Regardless of scenario, the Fund seeks to identify sectors or stocks where it may exploit temporary under-valuations to capture unrecognized value.

(1)	This MSCI World Indexsm is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of April 30, 2009
(as a percent of net assets)

ENI S.p.A.	1.6%
BP PLC	1.6%
Microsoft Corp.	1.6%
Total SA	1.5%
Kraft Foods, Inc.	1.5%
Dow Chemical Co.	1.5%
Nintendo Co., Ltd.	1.5%
Pfizer, Inc.	1.5%
AT&T, Inc.	1.4%
Vivendi	1.4%

Portfolio holdings are subject to change daily.

ING Global Natural Resources Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Global Natural Resources Fund (the “Fund”) seeks to attain long-term capital appreciation. The Fund is managed by David Powers and Christopher Corapi*, Portfolio Managers, both of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six month period ended April 30, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of (2.02)% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”) and the Standard & Poor’s (“S&P”) North American Natural Resources Sector Index(2) which returned (8.53)% and (3.34)%, respectively, for the same period.

Portfolio Specifics: During the reporting period, commodity prices continued their volatile trend. Energy stocks fell more than 20% through February due to a significant decline in U.S. equity markets, falling oil and gas prices and concerns over global demand. The energy sector recovered the majority of its losses in March and April, however, as economic reports started to point to stabilization in economic activity. In contrast, materials companies rose more than 20% over the entire period — largely due to strength in gold prices as investors flocked to this commodity as a safe haven. Diversified metals and mining companies also rose significantly, benefiting from consolidation and early signs of a bottoming in industrial production.

The Fund’s relative outperformance was due mainly to its holdings within the gold and diversified metals and mining sub-sectors. Investments in Rio Tinto PLC and BHP Billiton Ltd. ADR, two of the largest metals and mining companies, benefited from strong balance sheets, a diverse mix of commodity products and their ability to increase market share in a consolidating industry.

Within energy, our decision to underweight ConocoPhillips also aided relative performance — this company continues to suffer for its low-quality asset base. Positions in Sunoco, Inc. (“Sunoco”) and Talisman Energy, Inc. (“Talisman”) also helped results. Sunoco was trading at an extremely low valuation because of weak fundamentals for the refining sector as a whole, which we believed already were discounted in the stock. Because of its early cycle characteristics, early signs of stabilization in the U.S. economy gave Sunoco a boost. Talisman Energy, an upstream oil and gas company, benefited from its inexpensive valuation and attractive resource base.

The Fund’s small- and mid-cap positions within the exploration and production industry, including W&T Offshore, Inc. (“W&T Offshore”), Stone Energy Corp. (“Stone Energy”) and Cimarex Energy Co. (“Cimarex”), detracted from results during this period. These companies were plagued by rising costs and larger than expected reserve write-downs due to falling oil prices. As a result of deteriorating fundamentals, we decided to exit the positions in W&T Offshore and Stone Energy. We continue to like Cimarex for the upside potential of its reserve base, as implied by the results of a recent exploration of a Woodford Shale position. Within materials the Funds was hurt by its exposure to steel companies, which were hurt by concerns over declining demand, particularly from China.

Current Strategy and Outlook: We continue to believe the long-term case for commodities remains intact and will be driven by industrialization and urbanization trends in emerging economies, as well as the global need for infrastructure spending. Current global financial stresses have interrupted this secular theme longer than expected. If commodity prices remain at moderate levels, however, we believe that resource companies will question new supply additions. Global mining and energy development costs have risen, and although cyclical are expected to stay elevated, thus raising the marginal price needed to justify new investment. When demand recovers, we would expect to see firmer prices and strong cash flows from the industry.

*	Effective February 27, 2009, Mr. Corapi replaced James Vail as a portfolio manager to the Fund.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(2)	The S&P North American Natural Resources Sector Index (formerly, the S&P GSSI Natural Resources Index) is an unmanaged index and a market-capitalization weighted index of stocks designed to measure the performance of companies in the natural resources sector, which includes energy, precious metals, timber and other sub-sectors. Each sector index is a modified-capitalization weighted index, the constituents of which are selected according to objective screening criteria. The weight of a particular stock in each Sector Index is capped at a cap level determined on a sector-by-sector basis.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of April 30, 2009
(as a percent of net assets)

ExxonMobil Corp.	6.6%
Chevron Corp.	5.8%
EnCana Corp.	4.8%
Occidental Petroleum Corp.	4.7%
Apache Corp.	4.2%
Schlumberger Ltd.	4.2%
ConocoPhillips	3.9%
Marathon Oil Corp.	3.4%
Devon Energy Corp.	3.0%
Canadian Natural Resources Ltd.	2.9%

Portfolio holdings are subject to change daily.

ING Global Real Estate Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Global Real Estate Fund (the “Fund”) seeks to provide investors with high total return, consisting of capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, Chief Investment Officer and Portfolio Manager, Steven D. Burton, Managing Director and Portfolio Manager and Joseph P. Smith, Managing Director and Portfolio Manager, of ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: For the six month period ended April 30, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of (13.58)% including a return of capital of $0.09, compared to the Standard & Poor’s (“S&P”) Developed Property Index(1), which returned (11.75)% for the same period.

Portfolio Specifics: The past six months have proved to be a challenging period for global listed real estate markets as credit market conditions and a slowing global economy continued to provide headwinds to the world’s capital markets. There has been a divergence in returns during the period as the Asia-Pacific region has fared the best, followed by the European region. The Americas have trailed, largely the result of a continued sell-off in U.S. markets. Since hitting a low point during the period, at the beginning of March, property markets have rallied strongly, triggered by the demonstrated ability of property companies to raise capital and repair balance sheets. Investors have reason for greater confidence that capital markets are improving in light of the significant equity and debt capital raised during the last few months.

Fund performance trailed the benchmark during the period, the result of stock selection within the Asia-Pacific region, primarily in Japan and Australia. In Japan, two of the Fund’s largest positions, Mitsubishi Estate Co., Ltd. and Mitsui Fudosan Co., Ltd. were both down on concerns of a slowing global economy. Within Australia, an overweight to the underperforming industrial company Goodman Group was the most notable underperformer from a relative standpoint. While stock selection in the European region was neutral for the period, stock selection in the Americas was positive, led by strong relative performance of the Fund’s U.S. holdings. Overweight positions in industrial company Liberty Property Trust and specialty office company Digital Realty Trust, Inc. contributed positively to relative performance during the period. Country allocation decisions detracted from relative performance during the period, the result of an underweight to the outperforming Asia-Pacific region, primarily in Hong Kong which was one of the best performing markets. Within the European region, relative performance was slightly negative as an underweight to the outperforming Austrian market more than offset the positive contributions of an overweight to the outperforming French property stocks and underweight to the underperforming U.K. market.

Current Strategy and Outlook: The Fund continues to maintain a core positioning in what we believe are high-quality companies. We remain overweight sectors and geographies offering long-term leases and high percentages of earnings from recurring sources (primarily contract lease rental income). We prefer companies offering more transparency, strong balance sheets and good, experienced management teams. We believe this focus on quality has driven our longer-term outperformance.

We increasingly see companies which, in our opinion, represent value in this environment (i.e., cash flow multiples in the mid-single digits and discounts to our view of inherent real estate value). We have been building positions in such companies. We have not been able to justify, however, investing in those companies which we deem to have significant and potentially insurmountable issues. Paradoxically, many of the companies with the largest issues have outperformed as of late. We remain disciplined investors in those companies which we believe are able to provide appropriate above average total return potential without exposing the Fund to excessive downside risk.

In our opinion, global property companies remain attractively valued. We estimate the average global property company is trading at a 6% discount to our internal estimate of inherent private real estate market value.

(1)	The S&P Developed Property Index (formerly, the S&P/Citigroup BMI World Property Index) is an unmanaged float-adjusted index which defines and measure the investable universe of publicly traded property companies domiciled in developed countries that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of April 30, 2009
(as a percent of net assets)

Sun Hung Kai Properties Ltd.	4.9%
Westfield Group	4.5%
Simon Property Group, Inc.	4.5%
Mitsubishi Estate Co., Ltd.	4.1%
Unibail	4.1%
Mitsui Fudosan Co., Ltd.	3.5%
Cheung Kong Holdings Ltd.	3.1%
Public Storage, Inc.	2.4%
Vornado Realty Trust	2.4%
Sumitomo Realty & Development Co., Ltd.	2.2%

Portfolio holdings are subject to change daily.

ING Global Value Choice Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Global Value Choice Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by David B. Iben, CFA, Portfolio Manager of Tradewinds Global Investors, LLC (“Tradewinds”) — the Sub-Adviser.

Performance: For the six month period ended April 30, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of 20.31% compared to the MSCI All Country World Indexsm(1) (“MSCI ACWI”) which returned (3.34)% for the same period.

Portfolio Specifics: The Fund had positive absolute returns during the six month period ending April 30, 2009. The Fund outperformed its benchmark, the MSCI ACWIsm, which had a negative return during the period.

A significant portion of the Fund’s relative outperformance was due to its overweight and stock selection in the materials sector, and stock selection in the consumer staples sector. The Fund’s return was most impaired on an absolute basis in the financials and consumer discretionary sectors, even though the Fund remained significantly underweight to the benchmark in the financial sector. The Fund invested in companies representing 19 countries — the two largest country weightings, excluding the U.S., were Japan and Canada.

In the consumer staples sector, Marine Harvest was the Fund’s largest contributor to performance during the period. Marine Harvest is a fully integrated, Norwegian-based salmon fish farming company with a 25 percent global market share and operations in twenty countries. Strong share performance was in part due to strong European salmon prices in early 2009.

The materials sector outperformed, with several of the Fund’s top performers belonging to this sector. Gold stocks in particular were among the best performers in the top-contributing materials sector. U.S.-based Newmont Mining Corp. (“Newmont”), with operations in Latin America, Africa, and Australia, and Lihir Gold Ltd. (“Lihir”), a gold producer in the Australasian region were among the best contributors to performance. We trimmed our exposure slightly in both Newmont and Lihir during the period, but remained overweight in the sector.

The worst contributor to performance during the period was Kao Corp. ADR. Headquartered in Tokyo, Japan, the company is principally involved in the manufacture and sale of household products, cosmetics and industrial products. The company’s share price declined due to a slowdown in demand for its chemicals and personal-care products.

Finnish paper products company, UPM-Kymmene OYJ, was also among the Fund’s worst performing holdings. In general, paper companies have underperformed due to oversupply and decreasing demand for paper. We believe that once the excess capacity is removed from the paper industry, prices should rise to levels sufficient to generate positive returns.

UBS AG (“UBS”) is a wealth management, investment banking and asset management firm that provides a variety of financial services. Media coverage and adverse headlines over its alleged role in tax evasion by its U.S. clients holding accounts overseas increased negative investor sentiments towards the stock and the UBS share price fell. Consequently, UBS was among the Fund’s larger individual detractors for the reference period.

Current Strategy and Outlook: Our basic investment philosophy continues to focus on buying what we believe are good or improving business franchises around the globe whose securities we believe were selling below their intrinsic value. We believe that the best value opportunities are in the securities of those businesses that are the most leveraged to the growth of the global economy.

We do not know if equity markets bottomed in March of 2009 — only time will tell. We do believe that if one is investing for the long term it is likely that equity markets offer the best upside of almost any asset class. Utilizing our team of global sector specialists we continue to find what we believe to be good opportunities in many parts of the market. For the patient long term investor, we believe there has rarely been a better time to buy good companies at attractive valuations.

(1)	The MSCI ACWIsm is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of April 30, 2009
(as a percent of net assets)

Barrick Gold Corp.	3.8%
Newmont Mining Corp.	3.8%
Lihir Gold Ltd.	3.4%
Marine Harvest	2.7%
Cameco Corp.	2.5%
Sanofi-Aventis ADR	2.4%
Tyson Foods, Inc.	2.3%
Union Pacific Corp.	2.3%
Centrais Eletricas Brasileiras SA ADR – Class B	2.1%
Stolt-Nielsen SA	2.0%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund – Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING Asia-Pacific Real Estate Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Asia-Pacific Real Estate Fund (the “Fund”) seeks to provide investors with high total return, consisting of capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, Chief Investment Officer, CFA and Steven D. Burton, Managing Director, CFA, both of ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: For the six month period ended April 30, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of (8.50)% compared to the Standard & Poor’s (“S&P”) Asia-Pacific Property Index(1) which returned (2.79)% for the same period.

Portfolio Specifics: The past six months have proved to be a challenging period for the region’s listed real estate markets as credit market conditions and a slowing global economy continued to provide headwinds to the world’s capital markets. The Asia-Pacific region has showed particular sensitivity to ongoing concerns regarding the continuing effects of a contracting global economy, as many of the region’s economies are export-based. Interestingly, countries that have exposure to China (Hong Kong and Singapore) have fared significantly better than the other countries in the region and were the only countries to post positive performance during the period. Australia and Japan lagged during the period. Since hitting a low point during the period, at the beginning of March, property markets have rallied strongly as investors are beginning to show confidence in the region, especially with respect to the continued expansion of the Chinese economy as it benefits the Asia-Pacific region in general.

The Fund underperformed the benchmark for the period as a result of stock selection and country allocation decisions which were due largely to the Fund’s defensive positioning and a high-quality bias. Although this strategy has benefited the Fund over the past year’s decline in the market, there have been periods of underperformance, on a relative basis, as “high beta” companies have outperformed more defensively positioned companies in which the Fund remains overweight. The nature of “high beta” includes companies with challenged balance sheets, complex business strategies, vulnerable property types and/or issues regarding managements’ ability to execute on stated plans. From a stock selection standpoint, underperformance has been concentrated in Japan and Australia, more than offsetting positive stock selection in Hong Kong during the period. In Japan, two of the Fund’s largest positions, Mitsubishi Estate Co., Ltd. and Mitsui Fudosan Co., Ltd. were both down on concerns of a slowing global economy. Stock selection in Hong Kong was a bright spot as Fund overweights in Wharf Holdings Ltd., China Resources Land Ltd. and Sino-Ocean Land Holdings Ltd. contributed strongly to relative performance.

We have been re-orienting the Fund in the last few months seeking greater exposure to those companies, which in our opinion, represent value in this environment (i.e., cash flow multiples in the mid-single digits and discounts to our view of inherent real estate value). We have not been able to justify, however, investing in those companies which we deem to have significant and potentially insurmountable issues. Paradoxically, many of the companies with the largest issues have outperformed as of late. We remain disciplined investors in those companies which we believe are able to provide appropriate above average total return potential without exposing the Fund to excessive downside risk.

Current Strategy and Outlook: We remain cautious of many of the Asian markets. Values look interesting, but our caution is a function of several variables: (1) no yield support — dividend levels in Asia are generally low; (2) a lower proportion of revenues come from long-term contract rents for many companies; and (3) a higher proportion of revenues come from development activities which, by nature, bring above-average risk. In this environment, investors crave (even demand) certainty. Sectors and geographies offering long-term leases and high percentages of earnings from recurring sources (primarily contract lease rental income) have been the outperformers so far this year. More positively, in our opinion, Asian property stocks continue to look attractive from a valuation standpoint, with price-to-NAV discounts ranging from 10% to 25%.

We believe the rationale for an Asia-Pacific listed property strategy remains very much intact including the opportunity for diversification in the region, access to solid long-term underlying property fundamentals and the continued expansion of the real estate investment trust (“REIT”) structure throughout the region. This remains true even under the likely scenario of slowing global economic growth over the coming year.

(1)	The S&P Asia-Pacific Property Index is an unmanaged float-adjusted index which defines and measures the investable universe of publicly traded property companies domiciled in developed countries in the Asia Pacific region, that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment. It includes the reinvestment of dividends but is gross of withholding taxes on dividends and does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of April 30, 2009
(as a percent of net assets)

Sun Hung Kai Properties Ltd.	9.5%
Westfield Group	8.7%
Mitsubishi Estate Co., Ltd.	8.3%
Cheung Kong Holdings Ltd.	7.5%
Mitsui Fudosan Co., Ltd.	7.0%
Sumitomo Realty & Development Co., Ltd.	3.4%
Hang Lung Properties Ltd.	3.4%
CapitaLand Ltd.	3.1%
Link Real Estate Investment Trust	2.6%
Nippon Building Fund, Inc.	2.3%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund – Class I.

Portfolio holdings are subject to change daily.

ING Disciplined International SmallCap Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Disciplined International SmallCap Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Vincent Costa, CFA, Portfolio Manager*, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six month period ended April 30, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of 0.30% compared to the Standard and Poor’s (“S&P”) Developed ex-US SmallCap Index(1), which returned 6.06% for the same period.

Portfolio Specifics: The strategy performed strongly early in the period as valuation and quality factors drove performance. Later in the period, the Fund pulled back as quality and valuation factors like share buyback and earnings growth to price struggled. The Fund’s positions in the diversified financials and health care equipment service sub-sectors hurt results.

In March, although factor performance was highly volatile and low-quality stocks rallied, the Fund outperformed its benchmark thanks to the performance of value factors like book to price and earnings to price. April was another down month as market recognition factors underperformed and significantly hurt results. Overall, the volatility in factor performance during 2009 hurt the Fund.

Security selection in the materials, consumer discretionary, healthcare and consumer staples sectors detracted from performance. Security selection in the financials and industrials sectors partially offset those losses. An overweight position in the financials sector hurt performance but was partially offset by an overweight position in the energy sector.

The top detractors included overweight positions in were Anglo Irish Bank Corp. PLC, Koninklijke Boskalis Westminster N.V. and EXOR S.p.A. PRV. Top contributors during the period were overweight positions in Daou Technology, Inc., Kenedix, Inc. and Swedbank AB.

Current Strategy and Outlook: The Fund uses a quantitatively driven international small-cap strategy that applies a proprietary ranking process to detect unrecognized value in stocks of companies the portfolio managers believe can outperform the market averages because of their strong business fundamentals. Our analysis positions the Fund to capitalize on what we believe are high quality companies with superior business momentum, strong earnings and attractive valuations.

The Fund is currently overweight in the industrials and consumer information technology sectors and underweight in the consumer discretionary sector.

*	Effective January 13, 2009, Omar Aguilar is no longer a portfolio manager to the Fund.

(1)	The S&P Developed ex-US SmallCap Index (formerly, the S&P/Citigroup Extended Market Index World ex-U.S.) is an unmanaged float-adjusted index which captures the smallest 15% of companies in the developed markets, based on the cumulative market capitalization of each country, excluding the United States, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float adjusted market capitalization of US $100 million or greater and a minimum annual trading liquidity of US $50 million.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of April 30, 2009
(as a percent of net assets)

iShares MSCI EAFE Index Fund	3.4%
Adecco SA	0.9%
Catlin Group Ltd.	0.8%
Sodexho Alliance SA	0.8%
Celestica, Inc.	0.8%
Tomkins PLC	0.8%
Lagardere SCA	0.8%
Ladbrokes PLC	0.7%
Spectris PLC	0.7%
Michael Page International PLC	0.7%

Portfolio holdings are subject to change daily.

ING Emerging Countries Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Emerging Countries Fund (the “Fund”) seeks maximum long-term capital appreciation. The Fund is managed by Jan-Wim Derks, Michael Bootsma and Roberto Lampl, Portfolio Managers of ING Investment Management Advisors, B.V. (“IIMA”) — the Sub-Adviser.

Performance: For the six month period ended April 30, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of 12.41% compared to the MSCI Emerging Markets Index sm(1) (“MSCI EM Indexsm”), which returned 17.38% for the same period.

Portfolio Specifics: Over the reporting period, global equity markets experienced extreme levels of volatility and emerging markets were no exception. Worries about the global financial system and the poor economic outlook dominated investor sentiment until the end of February. In early March, investor sentiment turned 180 degrees on the back of inflationary global economic stimulus, signs of a Chinese economic recovery, an improvement in credit markets and the unwinding of underweight positions in equities. As a result, emerging markets rallied sharply in March and April. Over the full reporting period emerging markets strongly outperformed developed markets, resuming the trend of the last couple of years.

During the final months of 2008 the Fund was defensively positioned, focused on high quality companies with proven management capabilities and strong balance sheets. The Fund held large overweight positions in sectors with relatively high earnings visibility and strong cash flow generating capacity, such as telecoms, consumer staples, utilities and healthcare. The Fund underweighted positions in more cyclical sectors such as financials, information technology, materials and consumer discretionary.

The Fund held significant overweight positions in Teva Pharmaceutical Industries, Ltd. (“Teva”), accounting for the Fund’s entire allocation to the healthcare sector and to Israel, Bharti Airtel Ltd., China Mobile Ltd. ADR, Ambev Companhia de Bebidas Das Americas, Chunghwa Telecom Co., Ltd. (“Chunghwa Telecom”) and Enersis SA.

The Fund was overweighted in China and India. In stark contrast to the rest of the world, both countries saw their economies expanding in 2009. The Fund also held significant overweight positions in Israel and Chile, two markets with defensive qualities. The Fund was underweight in Brazil, Russia, South Korea and South Africa.

This strategy had mixed results during the first four months of the period. The financials sector was one of the worst performing sectors globally during the period on concerns that some of the big U.S. banks were undercapitalized, but materials proved one of the best performing sectors. The overweight in Teva helped results. Stocks that did not do well during the period were Bumi Resources Tbk PT (“Bumi Resources”) and Chunghwa Telecom. Bumi Resources’ management lost credibility after engaging in dubious asset transactions at the holding company level. Chungwha Telecom, which has a high dividend yield, is seen as a very defensive name and therefore missed out on the March-April rally in the market.

The Fund’s defensive positioning hurt results during the market rally in March and April. Emerging markets gained more than 30%, led by cyclical sectors such as financials, materials, information technology and consumer discretionary. What’s more, the rally was led by lower quality companies and small- and mid-cap stocks. Defensive sectors lagged by a large margin, particularly health care and telecom services. The Fund’s relative performance suffered as a result.

Current Strategy and Outlook: We believe that markets have rallied too hard too fast. Economic indicators have improved and the global economy may have bottomed, but we do not believe that a quick economic recovery is likely, as we think consumption, investments and exports will remain slow for some time.

With the trough of the economic cycle seemingly behind us, the focus of the portfolio has shifted away from the very defensive stance that it had at the beginning of the year. The Fund has gradually reduced the exposure to defensive sectors such as consumer staples, health care and telecom services. The proceeds have been used to increase positions in the financials and energy sectors. The Fund has reduced its positions in India and Israel to neutral, relative to the benchmark.

On the other hand, it has increased exposure to Brazil, Russia, South Korea and Taiwan to neutral or overweight. Commodity and oil prices have risen from their lows, favoring the commodity exporting countries. The China-Taiwan relationship is improving rapidly. We believe this will lead to a re-rating of the market.

Emerging markets seem better positioned to weather the crisis than in the past. They do not suffer from the systemic financial problems that afflict the developed markets. We think emerging markets are likely to recover faster from the financial crisis than developed markets, which bodes well for their stock markets.

(1)	Effective June 10, 2008, IIMA began sub-advising the Fund. Prior the June 10, 2008, the Fund was sub-advised by Brandes Investment Partners, L.P.

(2)	The MSCI EM Indexsm is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of April 30, 2009
(as a percent of net assets)

OAO Gazprom ADR	4.2%
Samsung Electronics Co., Ltd.	4.2%
Teva Pharmaceutical Industries Ltd. ADR	3.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	3.3%
Petroleo Brasileiro SA	2.7%
Industrial and Commercial Bank of China Ltd.	2.7%
iShares FTSE/Xinhua China 25 Index Fund	2.5%
Turkiye Garanti Bankasi A/S	2.4%
China Overseas Land & Investment Ltd.	2.3%
iShares MSCI Taiwan Index Fund	2.3%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING European Real Estate Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING European Real Estate Fund (the “Fund”) seeks to provide investors with high total return, consisting of capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, Chief Investment Officer, CFA and Steven D. Burton, Managing Director, CFA of ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: For the six month period ended April 30, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of (9.23)% compared to the Standard & Poor’s Europe Property Index(1) (“S&P Europe Property Index”), which returned (8.91)% for the same period.

Portfolio Specifics: The past six months have proved to be a very challenging period for the region’s listed real estate markets as credit market conditions and a slowing global economy continued to provide headwinds to the world’s capital markets. Within the European region, the return differential between countries during the period was quite substantial, ranging from a 40.20% return posted by Austria, the best-performing market during the period, to a (45.50)% return posted by Spain, the poorest-performing market during the period. The two largest markets also showed a significant divergence as the U.K. market (a 31% weight in the benchmark) was down during the period, largely on expectations of a continued economic slowdown; meanwhile French property markets (a 29% weight in the benchmark) experienced a positive return during the period, primarily due to strong returns posted by Unibail Rodamco, the leading pan-European mall company.

The Fund underperformed the benchmark for the period as positive stock selection was offset by country allocation decisions. Stock selection was especially strong in the U.K., where positioning of the Fund benefited from underweight positions in mall company Liberty International PLC as well as industrial company SEGRO PLC. An overweight to office company Derwent London PLC also helped relative performance as did an overweight to Unibail Rodamco, which was the Fund’s largest overweight during the period.

Positive country allocation decisions added value through overweights to outperforming property markets in France and the Netherlands but were more than offset by an underweight to Austria, whose property markets have rebounded strongly from a significant sell-off in 2008.

Current Strategy and Outlook: The Fund continues to maintain a core positioning in what we believe are high-quality companies. We remain overweight sectors and geographies offering long-term leases and high percentages of earnings from recurring sources (primarily contract lease rental income). We prefer companies offering more transparency, strong balance sheets and good, experienced management teams. This focus on quality has driven our longer-term outperformance.

We increasingly see companies which, in our opinion, represent value in this environment (i.e., cash flow multiples in the mid-single digits and discounts to our view of inherent real estate value). We have been building positions in such companies. We have not been able to justify, however, investing in those companies which we deem to have significant and potentially insurmountable issues. Paradoxically, many of the companies with the largest issues have outperformed as of late. We remain disciplined investors in those companies which we believe are able to provide appropriate above average total return potential without exposing the Fund to excessive downside risk.

(1)	The S&P Europe Property Index is an unmanaged float-adjusted index which defines and measures the investable universe of publicly traded property companies domiciled in developed European countries, that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment. It includes the reinvestment of dividends but is gross of withholding taxes on dividends and does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of April 30, 2009
(as a percent of net assets)

Unibail	21.7%
Land Securities Group PLC	9.0%
British Land Co. PLC	7.0%
Hammerson PLC	5.9%
Corio NV	4.6%%
Klepierre	4.3%
PSP Swiss Property AG	4.2%
Wereldhave NV	3.8%
Eurocommercial Properties NV	3.6%
ICADE	3.5%

Portfolio holdings are subject to change daily.

ING Foreign Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Foreign Fund (the “Fund”) seeks long-term growth of capital. The Fund is managed by Rudolph-Riad Younes, CFA Managing Director and Head of International Equity and Richard Pell, Chief Investment and Chief Executive Officer, both of Artio Global Management LLC — the Sub-Adviser.

Performance: For the six month period ended April 30, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of (8.38)% compared to the MSCI All Country World (ex-US) Indexsm(1)(“MSCI ACWI (ex-US)”), which returned 1.03% for the same period.

Portfolio Specifics: For most of the period under review, markets continued to exhibit tremendous volatility amid what has been one of the most difficult investment climates. However, March and April provided much needed relief for equity investors as the degree of negativity on the news front began to abate. Amid this environment, we have tried to steer the Fund’s holdings from areas we foresaw as the most prone to danger and sought refuge in regions, sectors and companies that we believed would be least affected. However, the Fund underperformed the MSCI ACWI (ex-US) as market sentiment began to reward less defensive positioning.

The factors explaining the level of underperformance are largely due to the Fund’s positioning within emerging markets and Continental Europe. During March and April, investors began to move toward “risky assets” which included emerging markets as well as more troubled sectors such as financials within developed markets. Due to its more defensive stance, the Fund did not participate as fully as the markets recovered toward the end of the period. Additionally, the position held in cash equivalents was a drag on results as was the Fund’s underweight to the Japanese yen during part of the review period.

Beginning with emerging markets, the underweight to Asia and Latin America, particularly Brazil, negatively impacted results as these areas outperformed. In addition, although the Fund’s allocation to Poland, Hungary and the Czech Republic was much lower than in previous periods, we were nonetheless negatively impacted as companies in this region felt the impact of the global credit crunch. Specifically, Komercni Banka A/S (Czech Republic), Powszechna Kasa Oszczednosci Bank Polski SA and Bank Polska Kasa Opieki (Poland) and OTP Bank Nyrt GDR (Hungary) underperformed.

In Continental Europe, the underweight to financials had a negative impact as the sector began to rally in early March as sentiment began to shift. Also, stock selection within energy detracted as did the overweight to consumer staples. In addition, stock selection within industrials and telecoms detracted. Within energy, Royal Dutch Shell PLC ADR, ENI S.p.A. ADR (Italy) and Total SA ADR (France) underperformed. Within consumer staples, Nestle SA (Switzerland), Groupe Danone (France) and Unilever PLC (Netherlands) underperformed. Finally, within industrials and telecoms, Siemens AG and Deutsche Telekom AG (Germany) underperformed.

From a positive perspective, the continued underweight to the United Kingdom, particularly within the banking sector helped results. UK financials underperformed over the period, and the Fund’s large avoidance of the sector supported results. The overweight to and stock selection within materials in the UK, Canada and Australia also had a positive impact as more cyclically-oriented sectors began to outperform. Strong performers included Rio Tinto Ltd. (Australia), Xstrata PLC (UK) and Barrick Gold Corp. (Canada).

Current Strategy and Outlook: Although clear challenges remain for global economies and the banking system, we have become more constructive for equities. There are early signs of improvement and valuations in a number of sectors and regions offer attractive opportunities in our view. Recognizing that our defensive posture has not benefited the Fund in recent months, we have taken steps to move closer to the benchmark weighting in the emerging markets as well as in financials. Specifically, we have added to positions in South Korea and Taiwan as well as in Brazil. Within financials, we recognize the visibility of earnings is difficult to assess and have therefore chosen to diversify across a range of companies in the developed markets. In addition, we have been favoring more cyclically-oriented companies with strong underlying fundamentals. Examples include companies involved in metals and mining, construction, airport operators and other industrials.

(1)	The MSCI ACWI (ex-US) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the US. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of April 30, 2009
(as a percent of net assets)

Nomura TOPIX Exchange Traded Fund	4.7%
Nestle SA	2.3%
Rio Tinto Ltd.	2.1%
Xstrata PLC	2.0%
Nomura ETF – Nikkei 225 Exchange Traded Fund	2.0%
BHP Billiton PLC	1.8%
Komercni Banka A/S	1.8%
CRH PLC	1.6%
Rio Tinto PLC	1.6%
BHP Billiton Ltd.	1.6%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund – Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING Greater China Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Greater China Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Nick Toovey, CFA, Bratin Sanyal, Oscar Leung Kin Fai, CFA and Michael Hon Lung Chiu, CFA of ING Investment Management Asia/Pacific (Hong Kong) Limited — the Sub-Adviser.

Performance: For the six month period ended April 30, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of 29.65% compared to the MSCI All Countries Golden Dragon Index(1), which returned 24.01% for the same period.

Portfolio Specifics: The Fund benefited from stock selection in China, Hong Kong and Taiwan. Property related stocks in all three countries performed strongly during the period and the Fund’s overweight contributed to results. Among the top-performing stocks for the period were Taiwan Fertilizer Co., Ltd., Guangzhou R&F Properties Co., Ltd. and Agile Property Holdings Ltd.

To stimulate domestic credit demand, the central government of China has been promoting new bank lending. As a result, system loan growth reached 4.6 trillion renminbi in 1st Quarter 2009, which was a historical high. Despite reporting only 6.1% year-over-year gross domestic product (“GDP”) growth in 1st Quarter 2009, we believe China is expected to report faster growth for the rest of the year thanks to those simulative measures. Leading economic indicators such as the purchasing manager index and money supply growth were also improving, leading recently to GDP forecast upgrades. As a result, the MSCI China Index outperformed the regional markets, as defined by the MSCI All Countries Golden Dragon Index, during the reporting period.

Hong Kong underperformed the regional markets, as defined by the MSCI All Countries Golden Dragon Index, during the period due to continuous deterioration in its economic outlook. Unemployment climbed from a low of 3.5% in October 2008 to 5.2% in March 2009. Retail sales growth suffered as exports declined more than 20% year-over-year in 1st Quarter 2009 — due to the slowdown in Hong Kong’s major trading partners, China and the United States.

Taiwan underperformed the regional markets, as defined by the MSCI All Countries Golden Dragon Index, during the period but was able to gain back some of the lost ground recently thanks to the improvement in political sentiment. China Mobile Ltd. (“China Mobile”), the largest mobile services operator in China, announced in a surprise move its intention to purchase a 12% stake in Far EasTone Telecommunications Co., Ltd. (“Far EasTone”). The deal size is roughly 17.8 billion Taiwanese dollars or about $540 million U.S. dollars, which is an unprecedented transaction and probably the largest investment announced by a Chinese company in Taiwan so far. Following the announcement, several domestic sectors such as banks and properties rose sharply.

Current Strategy and Outlook: The Chinese government’s continuing efforts to stimulate the domestic economy are bearing fruit. New bank lending hit a historical high level in 1st Quarter 2009 while other leading economic indicators such as the purchasing manager index(2) (“PMI”) and M2 growth (a measure of the money supply, calculated at any point in time by adding together the value of cash held by the public, checkable deposits, household savings deposits, small time deposits and money market funds) are also improving. Thanks to an easier credit environment, property and automobiles sales have improved substantially. Although 1st Quarter 2009 GDP growth came in at only 6.1%, which was its slowest pace in the last 10 years, the economy may recover further this year.

The stock market reacted positively and many of the distressed stocks have risen to more normal valuations. Thanks to its strong fiscal position and healthy household sector, we believe the economic outlook and stock market performance of China is still superior to the rest of the world. The Fund’s overweight in China is maintained by focusing on quality companies that we believe are more likely to revise their earnings upward in the second half of 2009.

The improvement of cross-strait relations again came under the spotlight with the historical deal between China Mobile and Far EasTone. We believe sentiment could continue to improve if both sides take a more pragmatic view of promoting economic growth. We believe the longer-term outlook of the Taiwan asset plays remains positive with such improvement. The growth profile of the banking sector is still dismal, however. Its recent run after the China Mobile deal also led to higher valuations, which make the sector less attractive. Taiwan is still heavily geared towards the information technology sector, which, in our opinion, may suffer from the U.S. economic slowdown. Without major new catalysts, we remain cautious on Taiwan and look for better opportunities elsewhere.

(1)	The MSCI All Countries Golden Dragon Index is a broad-based, unmanaged index of common stocks traded in China, Hong Kong and Taiwan. It is an aggregate of the MSCI Hong Kong Index, the MSCI China Free Index and the MSCI Taiwan Index.

(2)	The PMI is a composite index of five “sub-indicators”, which are extracted through surveys to more than 400 purchasing managers from around the country, chosen for their geographic and industry diversification benefits. The five sub-indexes are as follows: production level, new customers, supplier deliveries, inventories and employment level.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of April 30, 2009
(as a percent of net assets)

China Mobile Ltd.	8.5%
China Life Insurance Co., Ltd.	4.1%
CNOOC Ltd.	3.8%
Industrial and Commercial Bank of China Ltd.	3.7%
Sun Hung Kai Properties Ltd.	3.7%
China Petroleum & Chemical Corp.	3.6%
Hon Hai Precision Industry Co., Ltd. – GDR	3.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	3.1%
Hong Kong Exchanges and Clearing Ltd.	3.1%
China Construction Bank	3.1%

Portfolio holdings are subject to change daily.

ING Index Plus International Equity Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Index Plus International Equity Fund (the “Fund”) seeks to outperform the total return performance of the MSCI Europe, Australasia and Far East® Index(1) (“MSCI EAFE® Index”) while maintaining a market level of risk. The Fund is managed by Carl Ghielen, Portfolio Manager and Martin Jansen, Portfolio Manager, both of ING Investment Management Advisors B.V. — the Sub Adviser.

Performance: For the six month period ended April 30, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of (3.47)% compared to the MSCI EAFE® Index, which returned (2.64)% for the same period.

Portfolio Specifics: The ING International Index Plus strategy is designed to add value to the MSCI EAFE® Index through bottom-up security selection on the basis of customized sector models while maintaining approximate benchmark weights of regions/countries, sectors and industries represented in the benchmark. The active risk is substantially controlled by the relatively large number of securities in the Fund (between 280 and 380). As a first step, the best ranked 200 stocks are selected for inclusion across countries, sectors and industries. To ensure that appropriate index weights and an index-like profile are maintained, an additional 80-180 of the next most attractive securities are added. The Fund is rebalanced monthly to maintain the desired tilt to stocks ranking well in the individual sectors and industries represented in the benchmark.

The Fund underperformed its benchmark during the period, due mainly to adverse stock selection in Japan. By design, the Fund’s sector and region weights approximate that of the benchmark. While this normally does not add value, the wide inter-regional and inter-sector dispersion that results from our sector and regional positioning had a negative impact during an extraordinarily volatile period. Security selection within regions and sectors also detracted from results.

For each reporting period, the predictive power of the individual factors included in the regional sector models substantially determines the stock selection results in each sector. For this reporting period, the Fund’s positioning in healthcare had the largest negative impact, due largely to a perverse outcome of our model’s valuation factors. Information technology also detracted significantly due to price reversion and price momentum variables. Stock selection in the financials and consumer staples sectors added value due to the successful influence of valuation factors in the respective sector models.

Current Strategy and Outlook: By design, the Fund maintains approximate benchmark weights of the regions, economic sectors and industries constituting MSCI EAFE® Index, and seeks to track the benchmark relatively closely. Stock selection flows from the in-sector/industry ranking models. Portfolio construction and risk control are utilized to ensure the characteristics of the Fund are within an acceptable band around the benchmark. Our most attractively ranked stocks may have individual overweights of up to half a percentage point. Similarly, for risk control purposes the maximum allowable underweight per security is half a percentage point.

Within this context, the Fund currently has a modest tilt towards lower valuation and smaller capitalization stocks and has a resultant modest focus on stocks linked primarily to local economies. The current portfolio of stocks generated an historic earnings growth slightly below that of the index but is expected to meet index earnings growth. It also carries a dividend yield similar to the index, and has comparable return on equity.

(1)	The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of April 30, 2009
(as a percent of net assets)

BP PLC	1.6%
HSBC Holdings PLC	1.5%
Novartis AG	1.4%
E.ON AG	1.4%
Royal Dutch Shell PLC – Class B	1.2%
Nestle SA	1.2%
Banco Santander Central Hispano SA	1.2%
Royal Dutch Shell PLC – Class A	1.1%
Vodafone Group PLC	1.1%
Roche Holding AG	1.0%

Portfolio holdings are subject to change daily.

ING International Capital Appreciation Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING International Capital Appreciation Fund (the “Fund”) seeks capital appreciation. The Fund is managed by a team of investment professionals led by Thomas R.H. Tibbles, CFA, Barry A. Lockhart, CFA, Trevor Graham, CFA, and Patrick Tan of Hansberger Global Investors, Inc. (“HGI”) — the Sub-Adviser.

Performance: For the six month period ended April 30, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of 5.75% compared to the MSCI All Country World (ex-US) Indexsm(1) (“MSCI ACWI ex-USsm”), which returned 1.03% for the same period.

Portfolio Specifics: The six month period ended April 30, 2009 ended on a positive note with the MSCI ACWI ex-USsm posting a positive return as the markets started to recover from several months of negative performance. During the period, investors began returning to equities and the risk aversion towards emerging markets appeared to start dissipating. Emerging markets was the strongest performing region during the period, followed by the Pacific ex-Japan region and Canada. Europe and Japan were the only regions to post negative returns. Materials, information technology and industrials were the drivers of performance from a sector perspective. Some of the more defensive areas of the markets, such as healthcare, utilities and consumer staples lagged the broad market as investors rotated into more economically sensitive names.

The Fund’s return outperformed the benchmark over the six month period. From a sector attribution perspective, industrials was the largest contributor to relative performance as stocks such as Vestas Wind Systems A/S and China Communications Construction Co., Ltd. enjoyed a period of strong performance. The telecommunication services and energy sectors also contributed to relative performance with stocks such as Iliad SA and Cameco Corp. posting positive returns. Only three sectors detracted from relative performance, led by the consumer discretionary sector. The majority of the relative outperformance in the Fund was driven by stock selection.

From a regional perspective, Europe was the largest contributor on a relative basis with stocks like Autonomy Corp. PLC posting strong gains during the period. The Pacific ex-Japan region was also a relative contributor, driven by a strong return in the stock of Li & Fung Ltd. Agile Property Holdings, Ltd., a Chinese property company, was the best performer in the Fund during the period and contributed to the positive relative performance in emerging markets. Japan was the only region that detracted from relative performance during the period driven by holdings in a Japanese financial company, ORIX Corp., as well as a Japanese electronics retailer, Yamada Denki Co., Ltd.

Current Strategy and Outlook: In our opinion, while the near term pace of economic growth has slowed dramatically, the long term outlook for many economies, especially the emerging markets, is still very much alive. We are still optimistic on China with companies there set to benefit from massive infrastructure spending and government stimulus. Brazil and India are also growing faster than the developed world and we believe can benefit from domestic growth even if the export story continues to slow. Risks remain that growth expectations will not be met; however, we remain cautiously optimistic and positioned for economic growth in emerging markets.

Time will tell how 2009 will eventually play out. This should be a stock pickers market, particularly if we select high quality companies that create their own opportunities. In our opinion, valuations are still attractive for equities versus bonds, central banks have been very accommodating, and the interest rate outlook remains relatively supportive for equities. We anticipate that we may potentially see the beginnings of an economic recovery in late 2009 and into 2010.

We believe maintaining a well-diversified portfolio of high quality international companies could prove beneficial as investors return to equities and risk aversion subsides. We believe that many of the names that will recover first are the high quality, liquid, large-cap companies that we hold in the Fund.

(1)	The MSCI ACWI (ex-US) is a free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of April 30, 2009
(as a percent of net assets)

Autonomy Corp. PLC	2.5%
Cameco Corp.	2.4%
Vestas Wind Systems A/S	2.3%
Iliad SA	2.2%
Petroleo Brasileiro SA ADR	2.0%
Credit Suisse Group	1.8%
Toyota Motor Corp.	1.8%
Esprit Holdings Ltd.	1.8%
Millicom International Cellular SA	1.7%
Rio Tinto Ltd.	1.7%

Portfolio holdings are subject to change daily.

ING International Equity Dividend Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING International Equity Dividend Fund (the “Fund”) seeks growth of capital with dividend income as a secondary consideration. The Fund is managed by Nicolas Simar, Head of Value/High Dividend, Moudy El Khodr, Senior Investment Manager Equities, and Kris Hermie, CFA, Senior Investment Manager of ING Investment Management Advisors B.V. — the Sub-Adviser.

Performance: For the six month period ended April 30, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of (6.50)% compared to the MSCI World ex-US Indexsm(1) (“MSCI World ex-US Indexsm”), which returned (2.37)% for the same period.

Portfolio Specifics: The Fund’s underperformance for the period was largely attributable to security selection. Asset allocation also detracted from results but to a smaller degree.

The sectors that detracted the most from results were energy, financials and healthcare. Weak stock selection in energy hurt the most. Also detracting significantly were sector allocation and stock selection in materials and financials.

Partially offsetting these detractions were gains from asset allocation and security selection in the consumer discretionary and staples sectors. Ironically, the greatest contribution to relative returns came from not owning Volkswagen AG, which fell dramatically in price.

Semiconductor Manufacturing Co. Ltd. (“Taiwan Semi”), an actual Fund holding, was the second greatest contributor for the period. The company’s long-term fundamentals remain strong and first quarter results were good. Guidance on revenue and margins for next quarter is significantly higher than current consensus expectations.

Other significant contributors to return were UK retailer Kingfisher PLC and Pub operator Greene King PLC (“Greene King”). Greene King’s first-quarter sales were better than expected. Their recent capital increase allows them to reduce their debt and perhaps later on make an acquisition. Among consumer staples, Wesfarmers Ltd. and Delhaize America, Inc. were important contributors to results.

Energy stocks detracted the most from returns for the period. Precision Drilling Trust detracted more than any other energy stock, falling in price due to reduced capital spending by North American oil and gas producers. We sold the Fund’s position after the company discontinued its monthly dividend to focus on its debt reduction program.

Financials were the second worst detractors for the period. Negative macro news such as the Federal Deposit Insurance Corporation’s report on banks’ heavier 4th quarter losses than originally reported reverberated through the sector. Despite gains from Banco Santander S.A. and Toronto-Dominion Bank, continuing bad news about the sector led to weakness. Several banks were among the worst detractors for the period: Swedbank AB, BNP Paribas, HSBC Holdings PLC and Aviva PLC.

In materials, UPM-Kymmene OYJ (“UPM”) and Rexam PLC were detractors. UPM’s recession-induced difficulties led to lay-offs, a loss for 4th quarter 2008 and to guidance that paper deliveries will fall further in 2009 as consumer confidence slumps worldwide. The company reduced its dividend after five years of stable payments. Not holding BHP Billiton Ltd. also hurt relative results.

Current Strategy and Outlook: Our outlook for the strategy remains positive. We believe investments in quality defensive names potentially may give the Fund downside protection and lower volatility. Under current market conditions, this may help the Fund outperform its benchmark. Regardless of scenario, the Fund seeks to identify sectors or stocks where it may exploit temporary under-valuations to capture unrecognized value.

(1)	The MSCI World ex-US IndexSM is an unmanaged index that comprises the entire developed world less the United States. The designation of a country as developed arises primarily as a measurement of GDP per capital.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of April 30, 2009
(as a percent of net assets)

E.ON AG	2.2%
Enel S.p.A.	2.1%
Banco Santander Central Hispano SA	2.1%
Royal Dutch Shell PLC	2.1%
Banco Bilbao Vizcaya Argentaria SA	2.0%
Iberdrola SA	2.0%
HSBC Holdings PLC	1.9%
Scottish & Southern Energy PLC	1.8%
Vinci SA	1.6%
ENI S.p.A.	1.5%

Portfolio holdings are subject to change daily.

ING International Growth Opportunities Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING International Growth Opportunities Fund (the ”Fund”) seeks long-term growth of capital through investment in equity securities and equity equivalents of companies outside the U.S. The Fund is managed by Uri Landesman, Senior Vice President and Head of International Equity, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six month period ended April 30, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of 4.12% compared to the MSCI Europe, Australasia and Far East® Growth Index(1) (”MSCI EAFE® Growth Index”) which returned (5.22)% for the same period.

Portfolio Specifics: What a difference six months made. October marked the height of the worldwide credit crisis, as investors retreated from risk-taking and sought refuge in short-term U.S. Treasuries. In the following months, a myriad of issues plagued equity investors. Signs of life started to emerge in early March, however, spurred by the moderation of several key economic indicators. Markets rallied significantly, even gaining back the losses incurred since January 1.

We have seen signs of thawing in the credit markets, indications of life in the junk bond market and an affirmation by the Federal Reserve Board (the “Fed”) to keep credit flowing by purchasing $1.25 trillion in mortgage-backed securities and $300 billion in longer-term Treasuries. Similar to the United States, massive stimulus in the system worldwide has been a key catalyst in driving equity returns since early March. Emerging markets in both Latin America and Asia have both outperformed the MSCI EAFE® Growth Index.

The Fund outperformed its benchmark, the MSCI EAFE® Growth Index, due to positive security selection and positive sector allocation. The greatest contributor to results was stock selection in energy. The Fund’s overweight coupled with selection in materials also helped results significantly, as did selection within the industrials sector. From a regional perspective, the Fund is overweight to non-benchmark emerging markets coupled with selection in Europe helped performance. The largest performance detractor was stock selection in the information technology sector. Stock selection in Japan also hurt results.

The biggest net contribution to performance came from Rio Tinto PLC (“Rio Tinto”), Bumi Resources Tbk PT (“Bumi Resources”), and Li & Fung Ltd (“Li & Fung”). Rio Tinto saw shares appreciate amidst higher commodity prices. Bumi Resources, Indonesia’s top coal producer, gained late in the period as it reported net profits that beat analyst’s forecasts. Cost efficiency in mining activities benefited the company. Consumer products exporter Li & Fung appreciated during the period upon improved investor and consumer sentiment and increasing orders.

Japan Tobacco, Inc. (“Japan Tobacco”), Nokia Corp. (“Nokia”) and Elpida Memory, Inc. (“Elpida”) were the most significant detractors from results. Japan Tobacco saw shares slump as sluggish domestic sales led to lower profits. Higher reform-related expenses coupled with a fall in the smoking population hurt the firm’s profitability. Nokia saw shares lose value as extensive de-stocking by operators and distributors adversely affected their sales volumes. Elpida Memory was lower amidst weak demand and low prices in the global semiconductor market. The firm posted a 60.9 billion yen ($625.1 million) loss for the three months ended in March.

Current Strategy and Outlook: Although we are seeing signs of life in the credit and stock markets, we remain cautious, as the overall economic footing remains unsure. We firmly believe that stock market volatility will remain elevated. Prospects for future growth have increased because of unprecedented levels of fiscal and monetary stimulus. Against this backdrop, the market is still valued attractively, in our view.

As the credit markets stabilize, the increased availability and usage of credit by both producers and consumers should provide the means by which the economy, particularly in the United States, can recover. Looking forward, we seek to exploit opportunities worldwide.

(1)	The MSCI EAFE® Growth IndexSM is an unmanaged index that measures the performance in 20 countries within Europe, Australasia and the Far East with a greater-than-average growth orientation.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of April 30, 2009
(as a percent of net assets)

Xstrata PLC	5.0%
Bumi Resources Tbk PT	4.5%
Barrick Gold Corp.	4.3%
Rio Tinto PLC ADR	3.7%
Imperial Tobacco Group PLC	3.2%
Reckitt Benckiser PLC	3.1%
Talisman Energy, Inc.	2.9%
Alstom	2.7%
Japan Tobacco, Inc.	2.7%
ABB Ltd.	2.6%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING International Real Estate Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING International Real Estate Fund (the “Fund”) seeks to provide investors with high total return. The Fund is managed by T. Ritson Ferguson, Chief Investment Officer, CFA and Steven D. Burton, Managing Director, CFA of ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: For the six month period ended April 30, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of (10.59)% compared to the Standard & Poor’s (“S&P”) Developed ex-US Property Index(1) which returned (4.78)% for the same period.

Portfolio Specifics: The past six months has proved to be a challenging period for international listed real estate markets as credit market conditions and a slowing global economy continued to provide headwinds to the world’s capital markets. Since hitting a low point during the period, at the beginning of March, property markets have rallied strongly, triggered by the demonstrated ability of property companies to raise capital and repair balance sheets. Investors have reason for greater confidence that capital markets are improving in light of the significant equity and debt capital raised during the last few months.

Fund performance trailed the benchmark during the period, the result of stock selection within the Asia-Pacific region, primarily in Japan and Australia. In Japan, two of the Fund’s largest positions, Mitsubishi Estate Co., Ltd. and Mitsui Fudosan Co., Ltd. were both down on concerns of a slowing global economy. Within Australia, overweights to the underperforming industrial company Goodman Group and mall company Westfield Group were the largest detractors from a relative standpoint. While stock selection in the European region was neutral for the period, stock selection in the U.K. added relative value as did underweight positions in mall company Liberty International PLC as well as industrial company SEGRO PLC helped performance. An overweight to office company Derwent London PLC also helped relative performance as did an overweight to French Pan European mall company, Unibail Rodamco.

Country allocation decisions detracted from relative performance during the period, the result of an underweight to the outperforming Asia-Pacific region, primarily in Hong Kong which was one of the best performing markets. Within the European region, relative performance was slightly negative as an underweight to the outperforming Austrian market more than offset the positive contributions of an overweight to the outperforming French property stocks and underweight to the underperforming U.K. market.

Current Strategy and Outlook: The Fund continues to maintain a core positioning in what we believe are high-quality companies. We remain overweight sectors and geographies offering long-term leases and high percentages of earnings from recurring sources (primarily contract lease rental income). We prefer companies offering more transparency, strong balance sheets and good, experienced management teams. This focus on quality has driven our longer-term outperformance.

Given the bottoming of the markets which occurred in early March, we increasingly see companies which, in our opinion, represent value in this environment (i.e., cash flow multiples in the mid-single digits and discounts to our view of inherent real estate value). We have been building positions in such companies. We have not been able to justify, however, investing in those companies which we deem to have significant and potentially insurmountable issues. Paradoxically, many of the companies with the largest issues have outperformed as of late. We remain disciplined investors in those companies which we believe are able to provide appropriate above average total return potential without exposing the Fund to excessive downside risk.

In our opinion, international property companies remain attractively valued. We estimate the average international property company is trading at a 10% discount to our internal estimate of inherent private real estate market value.

(1)	The S&P Developed ex-US Property Index (formerly, the S&P/Citigroup BMIWorld Property ex-US Index) is an unmanaged float-adjusted index which defines and measure the investable universe of publicly traded property companies domiciled in developed countries, outside of the United States, that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment. It includes the reinvestment of dividends but is gross of withholding taxes on dividends and does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of April 30, 2009
(as a percent of net assets)

Westfield Group	7.1%
Unibail	6.8%
Sun Hung Kai Properties Ltd.	6.7%
Mitsubishi Estate Co., Ltd.	6.6%
Mitsui Fudosan Co., Ltd.	5.5%
Cheung Kong Holdings Ltd.	4.8%
Land Securities Group PLC	3.0%
Sumitomo Realty & Development Co., Ltd.	2.9%
Link Real Estate Investment Trust	2.5%
CapitaLand Ltd.	2.3%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund – Class I.

Portfolio holdings are subject to change daily.

ING International SmallCap Multi-Manager Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

Country Allocation
as of April 30, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING International Small Cap Multi-Manager Fund (the “Fund”) seeks maximum long term capital appreciation. The Fund’s assets are managed by three sub-advisers — Acadian Asset Management, LLC (“Acadian”), Batterymarch Financial Management, Inc. (“Batterymarch”) and Schroder Investment Management North America Inc. (“Schroders”). Each manages a portion of the Fund’s assets that is allocated to the sub-adviser. The following individuals are primarily responsible for the day-to-day management of their respective portions of the Fund: John R. Chisholm, CFA, Executive Vice President and Co-Chief Investment Officer, Matthew J. Cohen, CFA, Senior Vice President, Constantine P. Papageorgiou, CFA, Vice President, Brian K. Wolahan, CFA, and Qi R. Zeng, CFA, Senior Vice President, all Portfolio Managers of Acadian*; Charles F. Lovejoy, CFA, Director and Senior Portfolio Manager, Christopher W. Floyd, CFA, Portfolio Manager and Adam J. Petryk, Senior Director and Global Investment Strategist of Batterymarch; Matthew Dobbs, Portfolio Manager of Schroders.

Performance: For the six month period ended April 30, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.75% compared to the Standard & Poor’s (“S&P) Developed ex-US SmallCap Index (1) and the S&P Euro-Pacific Asia Composite (“EPAC”) SmallCap Index(2), which returned 6.06% and 5.90%, respectively, for the same period.

Portfolio Specifics: Acadian Sleeve(3) — This has been an extremely volatile period for global equity markets. After a sharp downward slide amid the broadening global credit crisis, sentiment improved. Renewed confidence in the equity asset class spread quickly to smaller-cap stocks, emerging markets and other assets with perceived higher risk. It was a challenging environment for quantitative approaches, however, as many predictive factors including valuation and momentum underperformed. The fund outperformed the S&P Developed ex-US SmallCap Index by approximately 0.40%. Stock selection did not fare well and detracted from active return, particularly in Japan, Australia, Hong Kong and Canada. Active stock selection saw the lowest returns among materials, technology and financial stocks. This was more than offset, however, by successful market weightings, particularly in the emerging markets. The allocations to Taiwan, China, Turkey and Thailand all added value. The fund also gained from overweighting Singapore and Canada and underweighting Spain. Batterymarch Sleeve(3) — Our investment process combines fundamental viewpoints with quantitative implementation. Thus our stock selection model struggled for much of this extremely turbulent period marked by sharp reversals. The stocks that had been the most beaten down prior to the market rebound in early March were the best performing in the subsequent period, and vice versa. In many cases there had been little change in the fundamental outlook for these companies other than stabilization or slight improvement in broad macroeconomic indicators and some thawing of credit markets. In general, these types of stocks have tended to score poorly in our stock selection model due to negative earnings momentum and revisions, poor cash flows and shareholder returns, and weak balance sheets. As a result, stock selection detracted from performance and the fund underperformed the S&P Developed ex-US SmallCap Index by approximately 9.60% on a gross basis. While stock selection was strong in the financials ex banks sector in both continental Europe and the United Kingdom, and in the Japanese healthcare sector, selection in Japan was particularly weak, most notably in the consumer discretionary information technology and industrials sectors. Allocation among the regions and sectors did not add value. Schroders Sleeve(3) — For the six months ended April 30, 2009, the Schroder sleeve outperformed the S&P EPAC SmallCap Index by 2.50%. The period under review has seen a modest recovery in smaller company stocks, and they have outperformed their larger peers. The extreme caution among investors at the turn of the year has been relieved by better than expected economic news and continued aggressive fiscal and monetary measures adopted globally. The fund has outperformed thanks to strong stock selection, most notably in Japan (where the fund’s healthcare and industrial stocks did well) and the United Kingdom (energy, information technology). The fund has also derived added value from the overweight stance in markets such as China, Hong Kong and Singapore.

Current Strategy and Outlook: Acadian Sleeve(3) — Our belief is that high specific-company risk, earnings uncertainty and a clouded macroeconomic outlook will continue to produce high equity market volatility. However, we remain of the view that economic recovery will be visible in 2010 and possibly late in 2009. Equity markets historically have discounted economic recovery in advance, and that pattern is also expected in the current situation. Batterymarch Sleeve(3) — Whether the recent rally is cyclical or secular, we continue to position the fund to benefit from quality long-term stock fundamentals. In the near-term, we believe the challenging market conditions of high volatility and liquidity-driven markets will continue, and we continue to monitor the impact of a slowdown in globalization as countries take more nationalistic economic stances. The fund remains invested in high quality stocks that rank attractively relative to peers. As of April 30, 2009, the fund remained attractively valued versus the S&P Developed ex-US SmallCap Index, with a lower 12 month forward price to earnings (“P/E”) ratio (10.4x vs. 11.4x) and a comparable consensus expected annual earnings per share (“EPS”) growth rate over the next 2 years (7.80% vs. 7.89%). Schroders Sleeve(3) — Global small companies have risen strongly from the low point in early March, and we believe that a period of consolidation is likely. However, we believe that our focus on well-managed companies with strong balance sheets offering visible growth prospects will generate attractive relative returns. We continue to have relatively high weightings in the Pacific ex Japan region as we believe it offers superior prospects for economic and corporate growth. In contrast, we remain underweight the benchmark in Japan and in the United Kingdom. In overall sector terms, we are underweight in consumer cyclicals and financials, and overweight in energy, industrials, information technology and utilities.

*	Mr. Papageorgiou, Mr. Wolahan and Ms. Zeng were added as portfolio managers to the Acadian managed portion of the Fund in February 2009.

(1)	The S&P Developed ex-US SmallCap Index (formerly, the S&P/Citigroup Extended Market Index (“EMI”) World ex-US) is an unmanaged float-adjusted index which captures the bottom 15% of companies in the developed markets, based on the cumulative market capitalization of each country, excluding the United States, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float-adjusted market capitalization of US$100 million or greater and a minimum annual trading liquidity of US$50 million.
(2)	The S&P EPAC SmallCap Index (formerly, the S&P/Citigroup EMI EPAC Index) is an unmanaged float-adjusted index which captures the bottom 15% of companies in the developed European and Pacific markets, based on the cumulative market capitalization of each country, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float adjusted market capitalization of US$100 million or greater and a minimum annual trading liquidity of US $50 million.
(3)	For purposes of these discussions, “the fund” refers to each Sub-Adviser’s respectively managed portion of ING International SmallCap Multi-Manager Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of April 30, 2009
(as a percent of net assets)

Singapore Petroleum Co., Ltd.	2.6%
MTU Aero Engines Holding AG	1.9%
Aggreko PLC	1.4%
Australian Worldwide Exploration Ltd.	1.3%
CGI Group, Inc. – Class A	1.2%
Rallye SA	1.2%
Norddeutsche Affinerie AG	0.9%
Game Group PLC	0.9%
Alimentation Couche-Tard, Inc.	0.8%
WH Smith PLC	0.8%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund – Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING International Value Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING International Value Fund (the “Fund”) seeks long-term capital appreciation. The Fund’s assets are managed by two sub-advisers — Brandes Investment Partners, L.P. (“Brandes”) and ING Investment Management Co. (“ING IM”). Each manages a portion of the Fund’s assets that is allocated to the sub-adviser. The following people are responsible for the day-to-day operations of the Fund: Glenn R. Carlson, CFA, Chief Executive Officer, Brent V. Woods, CFA, Managing Director — Investments, Amelia Maccoun Morris, CFA, Director — Investments, Brent Fredberg, Senior Analyst, W. James Brown, CFA, Director — Investments and Keith Colestock, CFA, Director — Investments, comprise the voting members of Brandes’ Large Cap Investment Committee; Philip Schwartz is the Portfolio Manager for ING IM.

Performance: For six month period ended April 30, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of (1.31)% compared to the MSCI Europe, Australasia and Far East® Index (“MSCI EAFE® Index”)(1), which returned (2.64)% for the same period.

Portfolio Specifics: Brandes Sleeve(2) — Advances for holdings in the communications equipment and specialty retail industries had a positive impact upon returns. Top performers within these industries included Ericsson and Kingfisher. Gains for positions in the multiline retail and semiconductors & semiconductor equipment industries also helped performance for the six-month period ending April 30, 2009. Conversely, weakening share prices for positions in the commercial banks and pharmaceuticals industries, such as HSBC Holdings PLC, Royal Bank of Scotland Group PLC, and GlaxoSmithKline PLC, proved unfavorable to performance.

Among countries, holdings based in Brazil experienced notable gains during the period. Within this country, some of the top performers included Tele Norte Leste Participações SA ADR and Centrais Eletricas Brasileiras SA ADR. Share price declines for businesses domiciled in Japan and Germany weighed on performance results, including Aiful Corp. and Deutsche Telekom AG.

Relative to the index, stock selection in the diversified telecommunication services, pharmaceuticals, and electric utilities industries made positive contributions. Conversely, the fund’s holdings in the semiconductors & semiconductor equipment industry did not perform as well as the industry as a whole, which detracted from relative performance. Among countries, stock selection of securities based in the United Kingdom and Portugal helped relative returns, while stock selection for German-based securities was unfavorable to relative performance. While the MSCI EAFE® Index has no exposure to Brazil, gains for the fund’s holdings in this country provided a positive contribution to performance. As a reminder, country and industry exposures are the result of our individual security selection — not top-down industry forecasts. As of April 30, 2009, the most substantial weightings for the Fund were in Japan and the United Kingdom, and in the diversified telecommunication services and commercial banks industries. Fund weightings are the result of individual stock selection. IIM Sleeve(2) — What a difference six months made. October marked the height of the worldwide credit crisis, as investors retreated from risk-taking and sought refuge in short-term U.S. Treasuries. In the following months, a myriad of issues plagued equity investors. Signs of life started to emerge in early March, however, spurred by the moderation of several key economic indicators. Markets rallied significantly, even gaining back the losses incurred since January 1. We have seen signs of thawing in the credit markets, indications of life in the junk bond market and an affirmation by the Federal Reserve Board (the “Fed”) to keep credit flowing by purchasing $1.25 trillion in mortgage-backed securities and $300 billion in longer-term Treasuries. Similar to the United States, massive stimulus in the system worldwide has been a key catalyst in driving equity returns since early March. Emerging markets in both Latin America and Asia have outperformed the MSCI EAFE® Index.

The fund underperformed its benchmark, the MSCI EAFE® Index, mainly due to stock selection in Europe. The fund’s exposure to non-benchmark North America helped results. Security selection in materials, industrials and telecommunications detracted from results. An underweight in financials also significantly detracted from performance. Financials were volatile during the period and our overweight during the first four months when financials were weak, coupled with an underweight during the final two months when financials rallied, detracted from the result. Selection among information technology stocks proved beneficial, as did an underweight coupled with selection in health care.

The biggest net contribution to performance came from Deutsche Bank AG (“Deutsche Bank”), Hon Hai Precision Industry Co. (“Hon Hai”) and BMW AG (“BMW”). Deutsche Bank rose on the expected return of investment banking business and better than expected results. Hon Hai was up on improving demand in the consumer electronics marketplace and due to Taiwan’s improving relations with China. BMW was higher on better than expected results and hopes for a turnaround in auto demand. Significant detractors included AXA S.A. (“AXA”), Daiwa Securities Group, Inc. (“Daiwa”) and ENI S.p.A ADR (“ENI”). AXA is a high beta stock, which means its price movements up or down should be to greater than the overall market. We sold this position when expectations were extremely poor. Daiwa was lower during the period as disappointing results coupled with a weak Japanese financial market hurt performance. ENI slid on news of a possible need for a large capital increase.

Current Strategy and Outlook: Brandes Sleeve(2) — While we monitor short-term events in international equity markets, our investment philosophy focuses on company-by-company analysis. We take a long-term perspective and believe that none or very little of the short-term “market news” provides useful information to investors. IIM Sleeve(2) — Our outlook for equity markets over the next 12 months is positive. We believe investor sentiment reached a turning point in March when economic perceptions shifted away from a depression scenario towards more familiar recession. Intense fear had pushed stock valuations to within 20% of the extremes seen in the last century. That backdrop provided the conditions for the 30% rally just seen, and we believe, gives solid underpinning for further gains. Still, we will need to see more evidence of recovery in the global economy. In a world of 0% money and trillion-dollar stimulus packages, and not just in the United States, we believe the recovery process is underway. Credit markets indicate greater risk-acceptance and we think it’s only a matter of time before housing markets bottom out. In our view, markets are now again doing their usual job of signaling expected better times ahead.

(1)	The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
(2)	For purposes of these discussions, “the fund” refers to each Sub-Adviser’s respectively managed portion of ING International Value Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of April 30, 2009
(as a percent of net assets)

Sanofi-Aventis	2.6%
Carrefour SA	2.3%
Sony Corp.	2.2%
AstraZeneca PLC	2.2%
Mitsubishi UFJ Financial Group, Inc.	2.0%
Marks & Spencer Group PLC	2.0%
GlaxoSmithKline PLC	1.8%
Deutsche Telekom AG	1.8%
NEC Corp.	1.7%
Intesa Sanpaolo S.p.A.	1.6%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund – Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING International Value Choice Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING International Value Choice Fund (the “Fund”) seeks long term capital appreciation. The Fund is managed by Paul J. Hechmer, Portfolio Manager of Tradewinds Global Investors, LLC — the Sub-Adviser.

Performance: For the six month period ended April 30, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of 7.59% compared to the MSCI Europe, Australasia, Far East® Index(1) (“MSCI EAFE® Index”), which returned (2.64)% for the same period.

Portfolio Specifics: The Fund posted a positive return for the six month period ending April 30, 2009 and outperformed its benchmark, the MSCI EAFE® Index, which declined over that same period.

The materials sector was by far the greatest contributor to absolute and relative returns this quarter. Both the overweight position in the sector, as well as the stock selection therein, combined to produce a large contribution. Within the sector, the gold companies were the largest standouts as the price of gold increased over the period. The portfolio’s South African gold holdings were further buoyed by the strengthening Rand. Conversely, the single largest individual detractor from performance for both the sector and the overall portfolio was Stora Enso OYJ (“Stora Enso”), the Finnish paper company that primarily produces publication and fine papers, packaging boards, and wood products. As economies around the world fell deeper into recession, demand for paper products collapsed, causing the stock price of Stora Enso and most other paper companies to decline significantly.

The information technology sector was the second largest absolute contributor to performance. The Fund has an overweight position in the sector, and the holdings therein outperformed the benchmark. The greatest overall contributors were Mabuchi Motor Co., Ltd. (“Mabuchi”) and Gemalto NV (“Gemalto”) of France. Though Mabuchi came under pressure at the start of the period along with other auto related companies, it rallied back with the overall market. Gemalto is a market leader and the largest global manufacturer of smart cards used in mobile telephones, financial cards, and security/ID devices and recently completed a restructuring plan.

The largest detractors from relative performance, from a sector perspective, were the industrial and consumer staples sectors. Though the Fund’s industrial holdings had positive contributors to absolute performance, the benchmark’s return for the sector outperformed that of the portfolio on a relative basis. Seven & I Holdings Co., Ltd. (“Seven & I Holdings”) and Coca-Cola West Holdings Co., Ltd. (“Coca-Cola West”), both Japanese consumer staples companies, were some of the larger individual detractors from overall performance. Seven & I Holdings operates retail stores, mainly convenience stores, supermarkets and restaurants in several countries, and Coca-Cola West is the largest Coke bottler in Japan. As with many companies, stock prices for Seven & I Holdings and Coca-Cola West came under pressure during the period on concerns regarding the global economic downturn.

From a regional perspective, the Fund’s overweight position in Japan and South Africa significantly aided relative returns. The Fund’s South African exposure is dominated by holdings in gold companies, while its Japanese holdings are invested across several sectors. At the other end of the spectrum, the Fund’s exposure to Finland was a large detractor from performance, mainly due to Stora Enso, which as mentioned previously came under pressure with the downturn in the economy and consequent decline in demand for paper products.

Current Strategy and Outlook: We do not know if equity markets bottomed in March of 2009 — only time will tell us that. What we do believe is that if one is investing for the long term, it is likely that equity markets offer the best upside of almost any asset class. Utilizing our team of global sector specialists, we continue to find what we believe to be good opportunities in many areas internationally. We have recently been adding to our consumer staples and healthcare exposure while trimming some of the strongly performing materials and technology names. We maintain significant exposure to materials and continue to be overweight Japan. Our underweight to the financials sector remains, and we continue to struggle to find many compelling opportunities in this area, but when we do, we will be willing to buy. For the patient long term investor, we believe that this is a good time to buy strong companies at attractive valuations.

(1)	The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of April 30, 2009
(as a percent of net assets)

Magna International, Inc.	3.3%
Dai Nippon Printing Co., Ltd.	3.2%
Fuji Photo Film Co., Ltd.	3.1%
Barrick Gold Corp.	3.0%
Coca-Cola West Holdings Co., Ltd.	3.0%
Mabuchi Motor Co., Ltd.	3.0%
SK Telecom Co., Ltd. ADR	2.9%
Sanofi-Aventis	2.9%
Nippon Telegraph & Telephone Corp. ADR	2.8%
Royal Dutch Shell PLC ADR – Class B	2.7%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund – Class I.

Portfolio holdings are subject to change daily.

ING Russia Fund
Portfolio Managers’ Report

Industry Allocation
as of April 30, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Russia Fund (the “Fund”) seeks long-term capital appreciation through investment primarily in equity securities of Russian companies. The Fund is managed by Jan-Wim Derks and Gus Robertson, Portfolio Managers*, of ING Investment Management Advisors, B.V. — the Sub-Adviser.

Performance: For the six month period ended April 30, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.93% compared to the MSCI Emerging Markets (“MSCI EM”) Indexsm(1) and the Russian Trading System (“RTS”) Index(2), which returned 17.38% and 7.77%, respectively, for the same period.

Portfolio Specifics: Russian equities were one of the wildest roller coaster rides amongst global equity markets in the last six months. After losing more than three quarters of its value (from peak to trough) the Russian market endured particularly volatile action in late 2008 and early 2009 — including three double-digit percentage-point rallies — before the RTS Index reached its low point of 498 on January 23, 2009 after falling from almost 2,500 at its peak in May 2008. From its low point, the RTS Index had risen more than 66% by the end of the period.

The Fund’s underperformance for the reporting period was due to stock selection, primarily in the materials and utilities sectors. Toward the end of 2008, it seemed that Russia needed to allow its currency to devalue. We saw this as an opportunity to increase Fund exposure to export sectors. The Fund added to its positions in the energy sector and selectively to materials, which hurt results for the period.

Stock selection among energy and financials sectors contributed to results. Despite the poor outlook for the ruble at the time, the Fund did not sell out of its domestic exposure. We believed the companies that the Fund holds would be in a position to gain from the economic difficulty by acquiring weaker competitors.

Between November 2008 and February 2009 the ruble lost a third of its value against its dual currency trading basket (55% U.S. dollar and 45% euro), while the Central Bank of Russia followed its course of gradual currency weakening. Despite the negative impact it was to have on the Central Bank’s foreign currency reserves, the authorities did not believe they could handle the potential political fall-out of a sudden devaluation, as happened in 1998. For better or worse, this was the first example of successful, gradual currency depreciation in emerging markets history.

While the Fund kept a cautious stance toward the financial sector throughout the period, it made only moderate changes to other sectors and trading activity was light. The domestic stocks the Fund held generally benefited performance. Discount food retailer Magnit OAO was the biggest contributor — the stock was among the Fund’s largest overweight positions during the period.

As oil prices have risen, there has been a return of risk appetite among global investors and riskier assets have outperformed less-risky assets. This has helped Russia, seen as a riskier equity market than most of its emerging market peers. Within Russia, it has helped stocks of highly leveraged companies relative to their less-leveraged peers.

Current Outlook and Strategy: We have a balanced outlook on the Russian market. In our opinion, the external environment is positive with risk appetite, and commodity prices having recently turned up from depressed levels. Even following the sharp recovery since January lows, we believe Russian equity valuations, in general, remain attractive relative to their own history and their emerging market peers. From these levels however, the valuation in itself is not likely to act as a significant further catalyst for a short term re-rating without a corresponding increase in underlying earnings.

In the meantime, Russia’s economy continues to face headwinds such as inflation, rising unemployment and contracting industrial output. It is difficult to build a case for significant improvements in corporate earnings in the near term; over the long term, however, there remains significant potential for corporate earnings improvements.

We are paying particular attention to developments in the materials and financials sectors, where we think significant balance sheet and cyclical risk remains. Elsewhere, the Fund sticks to its key, stock-level over-weights, where we see better quality balance sheets, management teams, corporate governance and earnings visibility.

*	Remco Vergeer was removed as a portfolio manager to the Fund effective May 1, 2009.

(1)	The MSCI EM Indexsm is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
(2)	The RTS Index is a capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia’s most active stocks traded on the RTS. The index is operated by the National Association of Participants in the Securities Markets, a non-profit body.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds.

Top Ten Holdings*
as of April 30, 2009
(as a percent of net assets)

Lukoil-Spon ADR	15.4%
OAO Rosneft Oil Co. GDR	12.2%
OAO Gazprom	8.2%
Sberbank RF	6.3%
Novatek OAO GDR	5.1%
OAO Gazprom ADR	4.6%
Tatneft GDR	4.6%
Surgutneftegaz ADR	4.2%
Polyus Gold Co. ZAO ADR	3.7%
Magnit OAO	3.5%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING Emerging Markets Fixed Income Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Emerging Markets Fixed Income Fund (the “Fund”) seeks to maximize total return. The Fund is managed by Gorky Urquieta, Senior Investment Manager and Daniel Eustaquio, Senior Portfolio Manager, of ING Investment Management Advisors, B.V. — the Sub-Adviser.

Performance: For the six month period ended April 30, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of 17.45% compared to the JPMorgan Emerging Markets Bond Index Global Diversified (Hard Currency)(1) (“JPMorgan EMB Index Global Diversified”), the JPMorgan Government Bond Index Emerging Markets-Global Diversified(2) (“JPMorgan GB Index EM-Global Diversified”) and a composite index consisting of 50% JPMorgan EMB Index Global Diversified and 50% JPMorgan GB Index EM-Global Diversified, which returned 21.27%, 12.79% and 17.03%, respectively, for the same period.

Portfolio Specifics: The global economy is in the midst of the deepest recession in decades. During the period, de-leveraging continued to exacerbate volatility in almost all asset classes, and fixed income was not immune. Central banks around the world cut interest rates to unprecedented levels. Global asset markets began to recover in the first months of 2009. Public sector and multilateral aid packages, quantitative easing programs, toxic asset liquidation programs, improving technical factors and the notion that some emerging market names and currencies had become oversold benefited the asset class. Strong equity markets and higher commodity prices added further support. Recoveries were particularly strong in Ukraine, Kazakhstan, Georgia and Russia.

The Fund lagged the composite benchmark in the early part of the reporting period, mainly because of its exposure to Russian government-related corporate bonds such as OAO Gazprom ADR and Transneft. Performance improved in the latter part of the period, mainly due to overweights in higher-risk countries such as Russia, Venezuela, Kazakhstan, Iraq, Pakistan and the Dominican Republic. Security selection in Russia, Argentina, Mexico and Indonesia also helped results. Underweights in Mexico, China and Colombia also added to performance. The Fund lost value with an underweight position in Argentina. Instrument selection in Ukraine, Iraq and Kazakhstan as well as an over-weight position in Brazil detracted from performance. The Fund benefited from trades in the Korean won and duration positions in higher real interest rate environments as inflationary expectations moderated.

Current Strategy and Outlook: Our overall negative outlook on the asset class has not changed materially, although we have become a bit more positive. From a fundamental perspective, we believe emerging market debt offers value. We believe the environment of U.S. interest rates is supportive for the asset class, as are investor positioning and risk appetite. Volatility is declining steadily, and we think investors have factored recession scenarios into prices. Liquidity appears to be coming back gradually to the market, as evidenced by lower spreads between Treasuries and interbank rates. Still, it is difficult to assess the downside risks that may lie ahead. In our opinion, emerging market debt in hard currency (dollars and euros) is likely to remain volatile in the months ahead, along with financial markets in general.

(1)	The JPMorgan EMB Index Global Diversified is a uniquely-weighted version of the Emerging Markets Bond Index Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.

(2)	The JPMorgan GB Index EM-Global Diversified is a global, local emerging markets index consisting of regularly traded, liquid fixed-rate, domestic currency government bonds.

Top Ten Holdings
as of April 30, 2009
(as a percent of net assets)

Mexican Bonos, 7.750%, due 12/14/17	5.1%

Republic of Colombia, 12.000%, due 10/22/15	4.4%

Hungary Government International Bond, 6.750%, due 02/12/13	3.8%

South Africa Government International Bond, 13.500%, due 09/15/15	3.4%

Indonesia Treasury Bond, 10.750%, due 05/15/16	3.1%

Malaysia Government International Bond, 4.240%, due 02/07/18	2.7%

Thailand Government International Bond, 5.125%, due 03/13/18	2.5%

Poland Government International Bond, 5.250%, due 04/25/13	2.2%

Federative Republic of Brazil, 12.500%, due 01/05/22	2.0%

Brazil Government International Bond, 7.125%, due 01/20/37	1.9%

Portfolio holdings are subject to change daily.

ING Global Bond Fund
Portfolio Managers’ Report

Investment Type Allocation
as of April 30, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Global Bond Fund (the ”Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Chris Diaz and Mike Mata, Portfolio Managers*, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended April 30, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of 9.07% compared to the Barclays Capital Global Aggregate Index(1) (the ”Index”), which returned 6.68% for the same period.

Portfolio Specifics: The global economy is in the midst of the deepest recession in decades. During the period, global de-leveraging continued to exacerbate volatility in almost all asset classes, and fixed income was not immune. Uncertainty and risk aversion remained elevated. Central banks around the world cut interest rates to unprecedented levels.

In the first months of 2009, there were signs of stabilization, albeit at low and still declining levels. The U.S. government passed a stimulus package totaling $820 billion, and the U.S. Department of the Treasury and the Federal Reserve Board (the “Fed”) introduced a myriad of programs designed to jump start the waning credit markets and deal with the “toxic assets” weighing on bank balance sheets.

Purchases of agency debt and residential mortgage-backed securities by the Fed resulted in lower conforming mortgage rates and a spike in refinancing. Equities around the world rallied, junk bonds and other once-frozen securities showed dramatic improvement in March and April.

In the government bond markets, there was tension between increased supply to fund stimulus spending and weak fundamentals. The pressure of increased supply eventually caused higher yields on U.S. Treasuries and UK Gilts.

The Fund outperformed its benchmark for the period, mainly because of its overweight exposure to interest rates in various global markets, specifically expressed in Germany, the UK and Canada and the Fund outperformed as government bonds rallied. During the period, the Fund was positioned for and benefited from changes in global yield curves, including Germany, Canada, the UK and Australia. Other significant contributors to results were off-index positions in Brazilian and Mexican debt. As the impact of the global recession and credit crisis made its way to the emerging economies, their central banks began cutting rates and yields fell.

In January, the Fund had an overweight exposure to the U.S. dollar and underweight positions in the New Zealand dollar and the euro,which helped results. A long position in the Australian dollar in the first quarter detracted from results. We positioned the Fund for emerging market weakness as it became apparent that the global crisis would be felt in those economies. The Fund benefited from short exposure to the Polish zloty and the Russian ruble.

Exposure to collateralized mortgage-backed securities (“CMBS”) detracted significantly from results for the period. The Fund was overweight as CMBS sustained heavy losses in November.

We started a corporate bond position in October 2008. By late November this position became an overweight, mainly of industrials, and detracted from performance. As the stimulus of first-quarter 2009 began to reopen the credit markets, the Fund benefited from its overweight in corporate bonds.

Current Strategy and Outlook: While some data points have surprised to the upside recently, we believe we are still in the midst of the worst recession in post-war history. We expect lower yields for an extended period of time as deflation becomes the main concern. With the significant drop in global industrial production, capacity utilization rates continue to decline. This means manufacturers are operating with plenty of economic slack, which will no doubt place downward pressure on goods prices. This is a bad sign for corporate profits and signals further deflationary risk to the U.S. and global economy.

With unemployment still rapidly rising and incomes declining, the massive de-levering of the world continues. Savings rates are going up, which means spending is going down. We believe this will only prolong the recovery in the United States. The massive stimulus packages, mostly in the U.S., China and Japan, are attempting to increase spending by putting extra money in consumers’ pockets. Also critical is the extent to which credit is available to consumers. While the government programs attempt to thaw the credit markets and instill confidence in lenders, the effects still remain to be seen.

The Fund is currently overweight high quality emerging market debt and currency. It is also underweighting the U.S. dollar, as the United States’ fiscal situation continues to deteriorate relative to most other major economies. We expect to add some high-quality, non-agency mortgages and high yield bonds.

*	Effective January 13, 2009, James Kauffmann was replaced by Chris Diaz and Mike Mata as portfolio managers to the Fund.

(1)	Formerly known as the Lehman Brothers Global Aggregate Index. As of October 31, 2008 all Lehman Brothers indices were renamed: the words “Lehman Brothers” changed to “Barclays Capital.” The Barclays Capital Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of April 30, 2009
(as a percent of net assets)

Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/12	14.2%

Bundesschatzanweisungen, 4.000%, due 09/10/10	4.9%

U.S. Treasury Note, 0.875%, due 03/31/11	4.5%

Japan Government International Bond, 0.400%, due 03/15/11	4.4%

Bundesrepublik Deutschland, 3.750%, due 01/04/19	3.8%

Bundesobligation, 4.000%, due 10/11/13	3.1%

Japan Government International Bond, 1.400%, due 12/20/11	2.8%

U.S. Treasury Note, 1.750%, due 03/31/14	2.6%

Bundesrepublik Deutschland, 4.250%, due 01/04/14	2.6%

Bundesrepublik Deutschland, 4.250%, due 07/04/39	2.4%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund – Class I.

Portfolio holdings are subject to change daily.

ING Diversified International Fund
Portfolio Managers’ Report

Asset Allocation
as of April 30, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Diversified International Fund (the “Fund”) seeks long term growth of capital. The Fund invests in a combination of other ING Funds (“Underlying Funds”) according to target allocations determined by ING Investments, LLC. The Fund is managed by ING Investments, LLC, under the guidance of an Asset Allocation Committee.(1)

Portfolio Specifics: The Fund’s approximate target investment allocations (expressed as a percentage of its net assets) among the asset classes in which the Fund invests in are set out below. As these are target allocations, the actual allocations of the Fund’s assets may deviate from the percentages shown.

Assets will be allocated among the Underlying Funds and markets based on judgments made by ING Investments, LLC. The performance of the Fund reflects the performance of the Underlying Funds in which it invests and the weightings of the Fund’s assets in each Underlying Fund.

There is a risk that the Fund may allocate assets to an Underlying Fund or market that underperforms other asset classes. The Fund may be underweighted in assets or a market that is experiencing significant returns (or relative out performance) or overweighted in assets or a market with significant declines (or relative under performance).

The Investment Review Committee allocates the Fund’s assets among the Underlying Funds based on advice from ING Investment Management Co., a consultant to the Asset Allocation Committee.

Performance: For the six month period ended April 30, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of (0.93)% compared to the MSCI All Country World Indexsm (ex-US)(2) (“MSCI ACWI (ex-US)”) which returned 1.03% for the same period.

The Fund’s underperformance relative to its benchmark is related to the performance of the Underlying Funds and the weightings in the Underlying Funds relative to that of their strategic benchmarks. The greatest detractor for the period came from ING Foreign Fund. Additionally, ING Emerging Countries Fund, ING International Small Cap Multi-Manager Fund, ING Index Plus International Equity Fund, ING International Equity Dividend Fund and ING International Real Estate Fund all underperformed their respective strategic benchmarks for the period. These negative results were partially offset by the collective positive relative performance of ING International Value Choice Fund, ING Capital Appreciation Fund and ING International Growth Opportunities Fund.

Small cap was a relatively strong performing asset class, trailing only emerging markets. As a non-benchmark holding, its inclusion in the Fund added to relative performance. On the other hand, real estate saw negative absolute returns, but outperformed large growth.

Current Strategy and Outlook: All the major developed economies are now formally in a recession, which could prove to be the most severe since the 1930s. With this as a backdrop, the global outlook for equities remains problematic and is largely contingent on the stabilization of the global financial sector, unfreezing the currently dysfunctional credit markets and containment of the damage this has inflicted on the global economy. While recent economic indicators are marginally less negative, the global economy remains under intense pressure and sentiment is fragile, which in turn should cap the market’s potential in coming months.

Massive monetary and fiscal support are so far providing a safety net, and a catalyst in some cases, for equity markets around the world. However, sentiment remains weak and volatility is expected to remain high in the months ahead. Given this scenario, we believe a strategy with an emphasis on diversification should be able to navigate markets that will remain unusually volatile.

We made a tactical move during the period, reversing the Fund’s underweight to small cap and corresponding overweight to large cap core. Small cap has greater exposure to local markets, which initially led to the underweight. In the context of a global recovery, we believe small cap should perform relatively well. Near the end of the period, the Fund was neutral to our strategic asset allocations for each asset class.

(1)	The members of the Asset Allocation Committee are: William A. Evans, Michael J. Roland, and Paul Zemsky.

(2)	The MSCI ACWI (ex-US)sm measures the returns of equities of companies which are domiciled outside the U.S. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Target Allocations
as of April 30, 2009
(as a percent of net assets)

International Core	35.0%
International Growth	17.5%
International Value	17.5%
International Small Cap	10.0%
Emerging Markets	15.0%
Real Estate	5.0%

Portfolio holdings are subject to change daily.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2008 to April 30, 2009. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	November 1,	April 30,	Expense	April 30,	November 1,	April 30,	Expense	April 30,
	2008	2009	Ratio	2009*	2008	2009	Ratio	2009*

ING Global Equity Dividend Fund

Class A	$1,000.00	$880.20	1.40%	$6.53	$1,000.00	$1,017.85	1.40%	$7.00
Class B	1,000.00	877.50	2.15	10.01	1,000.00	1,014.13	2.15	10.74
Class C	1,000.00	877.20	2.15	10.01	1,000.00	1,014.13	2.15	10.74
Class I	1,000.00	882.30	0.97	4.53	1,000.00	1,019.98	0.97	4.86
Class O	1,000.00	880.10	1.40	6.53	1,000.00	1,017.85	1.40	7.00
Class W	1,000.00	883.20	0.97	4.53	1,000.00	1,019.98	0.97	4.86
ING Global Natural Resources Fund

Class A	1,000.00	979.80	1.66	8.15	1,000.00	1,016.56	1.66	8.30
Class I	1,000.00	982.50	1.26	6.19	1,000.00	1,018.55	1.26	6.31
Class W	1,000.00	981.20	1.26	6.19	1,000.00	1,018.55	1.26	6.31
ING Global Real Estate Fund

Class A	1,000.00	864.20	1.53	7.07	1,000.00	1,017.21	1.53	7.65
Class B	1,000.00	860.40	2.28	10.52	1,000.00	1,013.49	2.28	11.38
Class C	1,000.00	860.80	2.28	10.52	1,000.00	1,013.49	2.28	11.38
Class I	1,000.00	865.60	1.07	4.95	1,000.00	1,019.49	1.07	5.36
Class O	1,000.00	864.30	1.53	7.07	1,000.00	1,017.21	1.53	7.65
Class W	1,000.00	866.10	1.07	4.95	1,000.00	1,019.49	1.07	5.36

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	November 1,	April 30,	Expense	April 30,	November 1,	April 30,	Expense	April 30,
	2008	2009	Ratio	2009*	2008	2009	Ratio	2009*

ING Global Value Choice Fund

Class A	$1,000.00	$1,203.10	1.50%	$8.19	$1,000.00	$1,017.36	1.50%	$7.50
Class B	1,000.00	1,198.30	2.25	12.26	1,000.00	1,013.64	2.25	11.23
Class C	1,000.00	1,198.40	2.25	12.26	1,000.00	1,013.64	2.25	11.23
Class I	1,000.00	1,205.10	1.18	6.45	1,000.00	1,018.94	1.18	5.91
Class Q	1,000.00	1,203.70	1.45	7.92	1,000.00	1,017.60	1.45	7.25
ING Asia-Pacific Real Estate Fund

Class A	1,000.00	915.00	1.78	8.45	1,000.00	1,015.97	1.78	8.90
Class B	1,000.00	910.40	2.53	11.98	1,000.00	1,012.25	2.53	12.62
Class C	1,000.00	912.00	2.53	11.99	1,000.00	1,012.25	2.53	12.62
Class I	1,000.00	915.10	1.53	7.27	1,000.00	1,017.21	1.53	7.65
ING Disciplined International SmallCap Fund

Class A	1,000.00	1,003.00	1.20	5.96	1,000.00	1,018.84	1.20	6.01
Class B	1,000.00	996.80	1.95	9.65	1,000.00	1,015.12	1.95	9.74
Class C	1,000.00	1,003.40	1.95	9.69	1,000.00	1,015.12	1.95	9.74
Class I	1,000.00	1,006.80	0.85	4.23	1,000.00	1,020.58	0.85	4.26
ING Emerging Countries Fund

Class A	1,000.00	1,124.10	2.09	11.01	1,000.00	1,014.43	2.09	10.44
Class B	1,000.00	1,118.10	2.84	14.91	1,000.00	1,010.71	2.84	14.16
Class C	1,000.00	1,118.70	2.84	14.92	1,000.00	1,010.71	2.84	14.16
Class I	1,000.00	1,126.50	1.73	9.12	1,000.00	1,016.22	1.73	8.65
Class Q	1,000.00	1,124.30	1.98	10.43	1,000.00	1,014.98	1.98	9.89
Class W	1,000.00	1,126.90	1.73	9.12	1,000.00	1,016.22	1.73	8.65
ING European Real Estate Fund

Class A	1,000.00	907.70	1.75	8.28	1,000.00	1,016.12	1.75	8.75
Class B	1,000.00	902.60	2.50	11.79	1,000.00	1,012.40	2.50	12.47
Class C	1,000.00	905.00	2.50	11.81	1,000.00	1,012.40	2.50	12.47
Class I	1,000.00	909.50	1.40	6.63	1,000.00	1,017.85	1.40	7.00
ING Foreign Fund

Class A	1,000.00	916.20	1.70	8.08	1,000.00	1,016.36	1.70	8.50
Class B	1,000.00	911.80	2.45	11.61	1,000.00	1,012.65	2.45	12.23
Class C	1,000.00	912.80	2.45	11.62	1,000.00	1,012.65	2.45	12.23
Class I	1,000.00	918.30	1.32	6.28	1,000.00	1,018.25	1.32	6.61
Class Q	1,000.00	916.30	1.57	7.46	1,000.00	1,017.01	1.57	7.85
Class W	1,000.00	918.10	1.32	6.28	1,000.00	1,018.25	1.32	6.61
ING Greater China Fund

Class A	1,000.00	1,296.50	2.12	12.07	1,000.00	1,014.28	2.12	10.59
Class B	1,000.00	1,290.80	2.87	16.30	1,000.00	1,010.56	2.87	14.31
Class C	1,000.00	1,291.00	2.87	16.30	1,000.00	1,010.56	2.87	14.31
Class I	1,000.00	1,298.00	1.68	9.57	1,000.00	1,016.46	1.68	8.40
Class O	1,000.00	1,294.20	2.12	12.06	1,000.00	1,014.28	2.12	10.59
ING Index Plus International Equity Fund

Class A	1,000.00	965.30	1.16	5.65	1,000.00	1,019.04	1.16	5.81
Class B	1,000.00	961.00	1.91	9.29	1,000.00	1,015.32	1.91	9.54
Class C	1,000.00	961.00	1.91	9.29	1,000.00	1,015.32	1.91	9.54
Class I	1,000.00	967.20	0.91	4.44	1,000.00	1,020.28	0.91	4.56
Class O	1,000.00	966.50	1.16	5.66	1,000.00	1,019.04	1.16	5.81

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	November 1,	April 30,	Expense	April 30,	November 1,	April 30,	Expense	April 30,
	2008	2009	Ratio	2009*	2008	2009	Ratio	2009*

ING International Capital Appreciation Fund

Class A	$1,000.00	$1,057.50	1.52%	$7.75	$1,000.00	$1,017.26	1.52%	$7.60
Class B	1,000.00	1,051.70	2.27	11.55	1,000.00	1,013.54	2.27	11.33
Class C	1,000.00	1,050.00	2.27	11.54	1,000.00	1,013.54	2.27	11.33
Class I	1,000.00	1,057.60	1.10	5.61	1,000.00	1,019.34	1.10	5.51
ING International Equity Dividend Fund

Class A	1,000.00	935.00	1.40	6.72	1,000.00	1,017.85	1.40	7.00
Class B	1,000.00	931.50	2.15	10.30	1,000.00	1,014.13	2.15	10.74
Class C	1,000.00	931.60	2.15	10.30	1,000.00	1,014.13	2.15	10.74
Class I	1,000.00	937.10	0.99	4.75	1,000.00	1,019.89	0.99	4.96
Class W	1,000.00	938.60	1.15	5.53	1,000.00	1,019.09	1.15	5.76
ING International Growth Opportunities Fund

Class A	1,000.00	1,041.20	1.70	8.60	1,000.00	1,016.36	1.70	8.50
Class B	1,000.00	1,037.80	2.45	12.38	1,000.00	1,012.65	2.45	12.23
Class C	1,000.00	1,037.70	2.45	12.38	1,000.00	1,012.65	2.45	12.23
Class I	1,000.00	1,045.70	1.33	6.75	1,000.00	1,018.20	1.33	6.66
Class Q	1,000.00	1,043.80	1.54	7.80	1,000.00	1,017.16	1.54	7.70
ING International Real Estate Fund

Class A	1,000.00	894.10	1.50	7.04	1,000.00	1,017.36	1.50	7.50
Class B	1,000.00	890.20	2.25	10.54	1,000.00	1,013.64	2.25	11.23
Class C	1,000.00	889.80	2.25	10.54	1,000.00	1,013.64	2.25	11.23
Class I	1,000.00	894.60	1.24	5.82	1,000.00	1,018.65	1.24	6.21
Class W	1,000.00	895.90	1.24	5.83	1,000.00	1,018.65	1.24	6.21
ING International SmallCap Multi-Manager Fund

Class A	1,000.00	1,027.50	1.89	9.50	1,000.00	1,015.42	1.89	9.44
Class B	1,000.00	1,022.70	2.54	12.74	1,000.00	1,012.20	2.54	12.67
Class C	1,000.00	1,024.10	2.54	12.75	1,000.00	1,012.20	2.54	12.67
Class I	1,000.00	1,030.40	1.41	7.10	1,000.00	1,017.80	1.41	7.05
Class O	1,000.00	1,028.70	1.79	9.00	1,000.00	1,015.92	1.79	8.95
Class Q	1,000.00	1,029.20	1.66	8.35	1,000.00	1,016.56	1.66	8.30
Class W	1,000.00	1,030.40	1.41	7.10	1,000.00	1,017.80	1.41	7.05
ING International Value Fund

Class A	1,000.00	986.90	1.74	8.57	1,000.00	1,016.17	1.74	8.70
Class B	1,000.00	982.20	2.44	11.99	1,000.00	1,012.69	2.44	12.18
Class C	1,000.00	982.80	2.41	11.85	1,000.00	1,012.84	2.41	12.03
Class I	1,000.00	987.50	1.35	6.65	1,000.00	1,018.10	1.35	6.76
Class Q	1,000.00	987.80	1.35	6.65	1,000.00	1,018.10	1.35	6.76
ING International Value Choice Fund

Class A	1,000.00	1,075.90	1.70	8.75	1,000.00	1,016.36	1.70	8.50
Class B	1,000.00	1,071.50	2.45	12.58	1,000.00	1,012.65	2.45	12.23
Class C	1,000.00	1,072.70	2.45	12.59	1,000.00	1,012.65	2.45	12.23
Class I	1,000.00	1,078.70	1.27	6.55	1,000.00	1,018.50	1.27	6.36
ING Russia Fund

Class A	1,000.00	1,029.30	2.52	12.68	1,000.00	1,012.30	2.52	12.57

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	November 1,	April 30,	Expense	April 30,	November 1,	April 30,	Expense	April 30,
	2008	2009	Ratio	2009*	2008	2009	Ratio	2009*

ING Emerging Markets Fixed Income Fund

Class A	$1,000.00	$1,174.50	1.25%	$6.74	$1,000.00	$1,018.60	1.25%	$6.26
Class B	1,000.00	1,171.20	2.00	10.77	1,000.00	1,014.88	2.00	9.99
Class C	1,000.00	1,171.50	2.00	10.77	1,000.00	1,014.88	2.00	9.99
Class I	1,000.00	1,177.30	0.89	4.80	1,000.00	1,020.38	0.89	4.46
ING Global Bond Fund

Class A	1,000.00	1,090.70	0.90	4.67	1,000.00	1,020.33	0.90	4.51
Class B	1,000.00	1,086.70	1.65	8.54	1,000.00	1,016.61	1.65	8.25
Class C	1,000.00	1,086.30	1.65	8.54	1,000.00	1,016.61	1.65	8.25
Class I	1,000.00	1,093.20	0.51	2.65	1,000.00	1,022.27	0.51	2.56
Class O	1,000.00	1,089.80	0.90	4.66	1,000.00	1,020.33	0.90	4.51
ING Diversified International Fund(1)

Class A	1,000.00	990.70	0.27	1.33	1,000.00	1,023.46	0.27	1.35
Class B	1,000.00	988.10	1.02	5.03	1,000.00	1,019.74	1.02	5.11
Class C	1,000.00	987.90	1.02	5.03	1,000.00	1,019.74	1.02	5.11
Class I	1,000.00	994.70	0.02	0.10	1,000.00	1,024.70	0.02	0.10
Class O	1,000.00	991.40	0.27	1.33	1,000.00	1,023.46	0.27	1.35
Class R	1,000.00	991.50	0.52	2.57	1,000.00	1,022.22	0.52	2.61
Class W	1,000.00	994.80	0.02	0.10	1,000.00	1,024.70	0.02	0.10

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

(1)	The annualized expense ratios do not include expenses of underlying funds.

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2009 (Unaudited)

	ING	ING	ING	ING
	Global	Global	Global	Global
	Equity	Natural	Real	Value
	Dividend	Resources	Estate	Choice
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$106,692,297	$79,512,208	$1,066,724,845	$122,826,666
Investments in affiliates**	—	—	520,418	—
Short-term investments***	157,673	—	18,391,293	8,789,017
Short-term investments in affiliates****	—	732,000	17,326,717	12,468,394
Cash	2,821,986	304	—	319,877
Foreign currencies at value*****	664,856	9,651	373,073	—
Receivables:
Investment securities sold	36,177	24,246	996,933	990,145
Fund shares sold	85,886	101,402	5,818,815	962,832
Dividends and interest	445,902	20,258	4,825,415	497,027
Prepaid expenses	31,296	19,691	119,463	44,758
Reimbursement due from manager	31,197	—	—	—

Total assets	110,967,270	80,419,760	1,115,096,972	146,898,716

LIABILITIES:
Payable for investment securities purchased	25,846	316,883	6,279,762	1,328,225
Payable for fund shares redeemed	295,935	16,401	4,117,622	208,459
Payable upon receipt of securities loaned	182,453	—	18,940,357	8,846,571
Payable to affiliates	121,532	80,837	930,265	134,419
Payable for directors fees	3,733	15,554	7,241	17,358
Other accrued expenses and liabilities	169,889	94,700	994,432	117,242

Total liabilities	799,388	524,375	31,269,679	10,652,274

NET ASSETS	$110,167,882	$79,895,385	$1,083,827,293	$136,246,442

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$236,313,732	$120,764,416	$2,112,155,060	$306,761,654
Undistributed net investment income/(distributions in excess of net investment income)	517,486	(25,557)	(31,341,746)	407,981
Accumulated net realized loss on investments and foreign currency related transactions	(101,468,034)	(23,465,798)	(654,483,344)	(167,473,369)
Net unrealized depreciation on investments and foreign currency related transactions	(25,195,302)	(17,377,676)	(342,502,677)	(3,449,824)

NET ASSETS	$110,167,882	$79,895,385	$1,083,827,293	$136,246,442

+ Including securities loaned at value	$168,546	$—	$18,320,386	$8,341,134
* Cost of investments in securities	$131,867,344	$96,890,026	$1,406,875,446	$126,220,995
** Cost of investments in affiliates	$—	$—	$2,242,416	$—
*** Cost of short-term investments	$182,453	$—	$18,940,357	$8,846,571
**** Cost of short-term investments in affiliates	$—	$732,000	$17,326,717	$12,468,394
***** Cost of foreign currencies	$647,975	$9,576	$370,620	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2009 (Unaudited) (continued)

	ING	ING	ING	ING
	Global	Global	Global	Global
	Equity	Natural	Real	Value
	Dividend	Resources	Estate	Choice
	Fund	Fund	Fund	Fund

Class A:
Net assets	$43,468,521	$79,521,950	$573,455,682	$94,551,591
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	5,695,112	12,900,960	53,836,052	4,667,036
Net asset value and redemption price per share	$7.63	$6.16	$10.65	$20.26
Maximum offering price per share (5.75%)(1)	$8.10	$6.54	$11.30	$21.50
Class B:
Net assets	$15,082,547	n/a	$17,272,354	$5,324,429
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$—	n/a	$—	$—
Shares outstanding	1,981,495	n/a	1,918,504	245,466
Net asset value and redemption price per share(2)	$7.61	n/a	$9.00	$21.69
Maximum offering price per share	$7.61	n/a	$9.00	$21.69
Class C:
Net assets	$34,291,044	n/a	$106,201,662	$26,554,477
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$—	n/a	$—	$—
Shares outstanding	4,516,395	n/a	11,192,589	1,378,021
Net asset value and redemption price per share(2)	$7.59	n/a	$9.49	$19.27
Maximum offering price per share	$7.59	n/a	$9.49	$19.27
Class I:
Net assets	$1,455,329	$291,747	$272,406,702	$6,596,558
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	190,481	47,415	25,573,129	323,558
Net asset value and redemption price per share	$7.64	$6.15	$10.65	$20.39
Maximum offering price per share	$7.64	$6.15	$10.65	$20.39
Class O:
Net assets	$12,271,369	n/a	$10,234,892	n/a
Shares authorized	unlimited	n/a	unlimited	n/a
Par value	$—	n/a	$—	n/a
Shares outstanding	1,610,002	n/a	961,095	n/a
Net asset value and redemption price per share	$7.62	n/a	$10.65	n/a
Maximum offering price per share	$7.62	n/a	$10.65	n/a
Class Q:
Net assets	n/a	n/a	n/a	$3,219,387
Shares authorized	n/a	n/a	n/a	unlimited
Par value	n/a	n/a	n/a	$—
Shares outstanding	n/a	n/a	n/a	135,237
Net asset value and redemption price per share	n/a	n/a	n/a	$23.81
Maximum offering price per share	n/a	n/a	n/a	$23.81
Class W:
Net assets	$3,599,072	$81,688	$104,256,001	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$—	$—	$—	n/a
Shares outstanding	433,329	10,542	9,769,455	n/a
Net asset value and redemption price per share	$8.31	$7.75	$10.67	n/a
Maximum offering price per share	$8.31	$7.75	$10.67	n/a

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2009 (Unaudited)

	ING	ING		ING
	Asia-Pacific	Disciplined	ING	European
	Real	International	Emerging	Real
	Estate	SmallCap	Countries	Estate
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$2,747,100	$231,336,610	$96,113,146	$2,646,037
Short-term investments**	—	—	5,529,603	—
Short-term investments in affiliates***	86,629	—	—	38,263
Cash	—	330,011	3,406,312	—
Foreign currencies at value****	311	1,428,281	2,609,678	42,924
Receivables:
Investment securities sold	—	159,381	634,906	29,803
Fund shares sold	—	119,962	132,336	2,470
Dividends and interest	12,899	1,681,558	393,055	39,874
Prepaid expenses	20,861	17,524	38,644	20,806
Reimbursement due from manager	13,307	—	5,169	3,175

Total assets	2,881,107	235,073,327	108,862,849	2,823,352

LIABILITIES:
Payable for investment securities purchased	11,999	1,114,811	708,275	44,747
Payable for fund shares redeemed	—	32,549	738,477	—
Payable upon receipt of securities loaned	—	—	5,561,927	—
Payable to affiliates	3,479	128,854	136,328	3,023
Payable for directors fees	1,651	4,490	33,578	1,023
Other accrued expenses and liabilities	20,483	127,660	196,701	25,126

Total liabilities	37,612	1,408,364	7,375,286	73,919

NET ASSETS	$2,843,495	$233,664,963	$101,487,563	$2,749,433

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$8,904,002	$450,502,579	$209,675,184	$6,017,269
Undistributed net investment income/(distributions in excess of net investment income)	2,350	2,313,568	(148,925)	43,210
Accumulated net realized loss on investments and foreign currency related transactions	(5,248,965)	(159,738,504)	(112,758,466)	(2,450,242)
Net unrealized appreciation or depreciation on investments and foreign currency related transactions	(813,892)	(59,412,680)	4,719,770	(860,804)

NET ASSETS	$2,843,495	$233,664,963	$101,487,563	$2,749,433

+ Including securities loaned at value	$—	$—	$5,527,055	$—
* Cost of investments in securities	$3,560,749	$290,742,292	$91,383,005	$3,506,533
** Cost of short-term investments	$—	$—	$5,561,927	$—
*** Cost of short-term investments in affiliates	$86,629	$—	$—	$38,263
**** Cost of foreign currencies	$311	$1,425,186	$2,588,135	$42,666

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2009 (Unaudited) (continued)

	ING	ING		ING
	Asia-Pacific	Disciplined	ING	European
	Real	International	Emerging	Real
	Estate	SmallCap	Countries	Estate
	Fund	Fund	Fund	Fund

Class A:
Net assets	$2,281,547	$74,013	$57,897,558	$2,692,739
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	562,630	13,965	3,312,145	581,486
Net asset value and redemption price per share	$4.06	$5.30	$17.48	$4.63
Maximum offering price per share (5.75%)(1)	$4.31	$5.62	$18.55	$4.91
Class B:
Net assets	$16,534	$8,075	$3,769,606	$13,761
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	4,094	1,516	216,612	2,982
Net asset value and redemption price per share(2)	$4.04	$5.33	$17.40	$4.61
Maximum offering price per share	$4.04	$5.33	$17.40	$4.61
Class C:
Net assets	$545,006	$77,166	$13,739,161	$42,465
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	134,172	14,682	840,950	9,213
Net asset value and redemption price per share(2)	$4.06	$5.26	$16.34	$4.61
Maximum offering price per share	$4.06	$5.26	$16.34	$4.61
Class I:
Net assets	$408	$233,505,709	$20,980,185	$468
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	101	43,903,360	1,201,973	101
Net asset value and redemption price per share	$4.04	$5.32	$17.45	$4.63
Maximum offering price per share	$4.04	$5.32	$17.45	$4.63
Class Q:
Net assets	n/a	n/a	$5,076,107	n/a
Shares authorized	n/a	n/a	unlimited	n/a
Par value	n/a	n/a	$—	n/a
Shares outstanding	n/a	n/a	279,460	n/a
Net asset value and redemption price per share	n/a	n/a	$18.16	n/a
Maximum offering price per share	n/a	n/a	$18.16	n/a
Class W:
Net assets	n/a	n/a	$24,946	n/a
Shares authorized	n/a	n/a	unlimited	n/a
Par value	n/a	n/a	$—	n/a
Shares outstanding	n/a	n/a	1,365	n/a
Net asset value and redemption price per share	n/a	n/a	$18.28	n/a
Maximum offering price per share	n/a	n/a	$18.28	n/a

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2009 (Unaudited)

			ING	ING
		ING	Index Plus	International
	ING	Greater	International	Capital
	Foreign	China	Equity	Appreciation
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$220,422,739	$28,406,770	$93,215,037	$48,595,475
Short-term investments**	5,552,610	—	—	—
Short-term investments in affiliates***	14,570,578	—	—	—
Cash	—	2,201,532	932,143	—
Foreign currencies at value****	957,446	312,463	148,951	16,806
Receivables:
Investment securities sold	3,346,345	—	—	10,329
Fund shares sold	405,837	140,152	20,432	13,461
Dividends and interest	1,210,595	62,053	681,406	327,715
Unrealized appreciation on forward foreign currency contracts	2,162,835	—	—	—
Prepaid expenses	34,983	28,950	26,112	25,853
Reimbursement due from manager	30,925	9,764	3,864	6,364

Total assets	248,694,893	31,161,684	95,027,945	48,996,003

LIABILITIES:
Payable for investment securities purchased	6,265,754	531,954	710	240
Payable for fund shares redeemed	746,756	62,936	119,569	72,561
Payable upon receipt of securities loaned	5,587,351	—	—	—
Unrealized depreciation on forward foreign currency contracts	1,892,110	—	—	—
Payable to affiliates	295,730	38,754	59,736	36,820
Payable to custodian due to bank overdraft	337,264	—	—	634
Payable for directors fees	4,334	720	6,468	1,499
Other accrued expenses and liabilities	391,718	71,329	215,313	55,838

Total liabilities	15,521,017	705,693	401,796	167,592

NET ASSETS	$233,173,876	$30,455,991	$94,626,149	$48,828,411

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$408,910,521	$38,992,628	$204,518,802	$91,261,599
Undistributed net investment income/(distributions in excess of net investment income)	(13,501,519)	(134,434)	1,239,127	254,662
Accumulated net realized loss on investments and foreign currency related transactions	(165,472,734)	(9,919,616)	(91,916,931)	(28,834,511)
Net unrealized appreciation or depreciation on investments and foreign currency related transactions	3,237,608	1,517,413	(19,214,849)	(13,853,339)

NET ASSETS	$233,173,876	$30,455,991	$94,626,149	$48,828,411

+ Including securities loaned at value	$5,563,125	$—	$—	$—
* Cost of investments in securities	$217,396,565	$26,894,775	$112,434,262	$62,447,034
** Cost of short-term investments	$5,587,351	$—	$—	$—
*** Cost of short-term investments in affiliates	$14,570,578	$—	$—	$—
**** Cost of foreign currencies	$988,035	$305,850	$148,586	$16,858

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2009 (Unaudited) (continued)

			ING	ING
		ING	Index Plus	International
	ING	Greater	International	Capital
	Foreign	China	Equity	Appreciation
	Fund	Fund	Fund	Fund

Class A:
Net assets	$91,649,404	$23,481,684	$7,869,892	$647,019
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	8,878,565	2,120,003	1,331,750	92,885
Net asset value and redemption price per share	$10.32	$11.08	$5.91	$6.97
Maximum offering price per share (5.75%)(1)	$10.95	$11.76	$6.27	$7.40
Class B:
Net assets	$13,350,378	$2,384,010	$1,082,180	$112,161
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	1,339,808	217,012	182,517	16,210
Net asset value and redemption price per share(2)	$9.96	$10.99	$5.93	$6.92
Maximum offering price per share	$9.96	$10.99	$5.93	$6.92
Class C:
Net assets	$74,530,285	$3,472,036	$1,145,212	$316,015
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	7,477,439	315,062	194,289	45,621
Net asset value and redemption price per share(2)	$9.97	$11.02	$5.89	$6.93
Maximum offering price per share	$9.97	$11.02	$5.89	$6.93
Class I:
Net assets	$53,241,149	$128,935	$46,985,800	$47,753,216
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	5,075,706	11,651	7,951,310	6,881,422
Net asset value and redemption price per share	$10.49	$11.07	$5.91	$6.94
Maximum offering price per share	$10.49	$11.07	$5.91	$6.94
Class O:
Net assets	n/a	$989,326	$37,543,065	n/a
Shares authorized	n/a	unlimited	unlimited	n/a
Par value	n/a	$—	$—	n/a
Shares outstanding	n/a	89,884	6,397,983	n/a
Net asset value and redemption price per share	n/a	$11.01	$5.87	n/a
Maximum offering price per share	n/a	$11.01	$5.87	n/a
Class Q:
Net assets	$28,041	n/a	n/a	n/a
Shares authorized	unlimited	n/a	n/a	n/a
Par value	$—	n/a	n/a	n/a
Shares outstanding	2,644	n/a	n/a	n/a
Net asset value and redemption price per share	$10.61	n/a	n/a	n/a
Maximum offering price per share	$10.61	n/a	n/a	n/a
Class W:
Net assets	$374,619	n/a	n/a	n/a
Shares authorized	unlimited	n/a	n/a	n/a
Par value	$—	n/a	n/a	n/a
Shares outstanding	33,413	n/a	n/a	n/a
Net asset value and redemption price per share	$11.21	n/a	n/a	n/a
Maximum offering price per share	$11.21	n/a	n/a	n/a

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2009 (Unaudited)

	ING	ING	ING	ING
	International	International	International	International
	Equity	Growth	Real	SmallCap
	Dividend	Opportunities	Estate	Multi-Manager
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$21,827,451	$45,709,227	$374,132,453	$283,170,570
Investments in affiliates**	—	—	—	225,901
Short-term investments***	—	2,418,369	—	3,396,614
Short-term investments in affiliates****	—	—	10,737,182	2,761,907
Cash	873,292	28,697	—	1,611,242
Foreign currencies at value*****	87,629	2,076,268	179,711	793,306
Receivables:
Investment securities sold	5,254	2,404	257,541	25,986,580
Fund shares sold	96	40,965	702,208	378,786
Dividends and interest	126,884	302,940	2,612,527	2,096,180
Prepaid expenses	25,761	24,463	40,394	48,402
Reimbursement due from manager	—	21,302	—	34,394

Total assets	22,946,367	50,624,635	388,662,016	320,503,882

LIABILITIES:
Payable for investment securities purchased	5,617	717,809	1,713,943	7,491,361
Payable for fund shares redeemed	30,303	29,729	298,918	1,395,407
Payable upon receipt of securities loaned	—	2,434,322	—	3,412,553
Payable to affiliates	23,619	54,172	537,058	340,210
Payable for directors fees	2,298	15,849	4,512	7,291
Other accrued expenses and liabilities	40,394	92,796	154,139	496,429
Payable for borrowings against line of credit	—	730,000	—	—

Total liabilities	102,231	4,074,677	2,708,570	13,143,251

NET ASSETS	$22,844,136	$46,549,958	$385,953,446	$307,360,631

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$56,986,348	$103,726,907	$784,651,718	$764,018,190
Undistributed net investment income	168,611	212,450	1,409,632	1,646,864
Accumulated net realized loss on investments and foreign currency related transactions	(28,652,318)	(47,996,027)	(207,601,963)	(340,975,345)
Net unrealized depreciation on investments and foreign currency related transactions	(5,658,505)	(9,393,372)	(192,505,941)	(117,329,078)

NET ASSETS	$22,844,136	$46,549,958	$385,953,446	$307,360,631

+ Including securities loaned at value	$—	$2,447,685	$—	$3,171,349
* Cost of investments in securities	$27,483,403	$55,141,592	$566,597,303	$400,523,139
** Cost of investments in affiliates	$—	$—	$—	$199,039
*** Cost of short-term investments	$—	$2,434,322	$—	$3,412,553
**** Cost of short-term investments in affiliates	$—	$—	$10,737,182	$2,761,907
***** Cost of foreign currencies	$86,266	$2,018,972	$178,878	$777,076

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2009 (Unaudited) (continued)

	ING	ING	ING	ING
	International	International	International	International
	Equity	Growth	Real	SmallCap
	Dividend	Opportunities	Estate	Multi-Manager
	Fund	Fund	Fund	Fund

Class A:
Net assets	$948,012	$21,663,044	$65,861,580	$138,264,185
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	190,676	3,538,063	10,802,232	6,106,556
Net asset value and redemption price per share	$4.97	$6.12	$6.10	$22.64
Maximum offering price per share (5.75%)(1)	$5.27	$6.49	$6.47	$24.02
Class B:
Net assets	$125,522	$3,451,281	$2,964,925	$7,905,782
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	25,290	598,398	488,147	331,564
Net asset value and redemption price per share(2)	$4.96	$5.77	$6.07	$23.84
Maximum offering price per share	$4.96	$5.77	$6.07	$23.84
Class C:
Net assets	$687,457	$5,739,793	$20,766,674	$25,666,622
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	138,568	993,223	3,420,071	1,208,315
Net asset value and redemption price per share(2)	$4.96	$5.78	$6.07	$21.24
Maximum offering price per share	$4.96	$5.78	$6.07	$21.24
Class I:
Net assets	$21,062,878	$5,791,234	$295,782,032	$104,290,599
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	4,234,865	948,525	48,468,208	4,607,932
Net asset value and redemption price per share	$4.97	$6.11	$6.10	$22.63
Maximum offering price per share	$4.97	$6.11	$6.10	$22.63
Class O:
Net assets	n/a	n/a	n/a	$229,701
Shares authorized	n/a	n/a	n/a	unlimited
Par value	n/a	n/a	n/a	$—
Shares outstanding	n/a	n/a	n/a	10,212
Net asset value and redemption price per share	n/a	n/a	n/a	$22.49
Maximum offering price per share	n/a	n/a	n/a	$22.49
Class Q:
Net assets	n/a	$9,904,606	n/a	$22,842,067
Shares authorized	n/a	unlimited	n/a	unlimited
Par value	n/a	$—	n/a	$—
Shares outstanding	n/a	1,635,572	n/a	924,785
Net asset value and redemption price per share	n/a	$6.06	n/a	$24.70
Maximum offering price per share	n/a	$6.06	n/a	$24.70
Class W:
Net assets	$20,267	n/a	$578,235	$8,161,675
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$—	n/a	$—	$—
Shares outstanding	4,055	n/a	94,843	305,530
Net asset value and redemption price per share	$5.00	n/a	$6.10	$26.71
Maximum offering price per share	$5.00	n/a	$6.10	$26.71

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2009 (Unaudited)

	ING	ING
	International	International	ING
	Value	Value Choice	Russia
	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$1,547,596,998	$37,115,472	$224,350,903
Short-term investments**	53,062,662	—	20,679,892
Short-term investments in affiliates***	32,849,388	1,230,587	—
Cash	229	—	8,211,752
Foreign currencies at value****	7,707,577	—	52,756
Receivables:
Investment securities sold	9,728,638	—	—
Fund shares sold	870,945	79,880	753,221
Dividends and interest	12,265,372	177,389	353,806
Prepaid expenses	81,941	32,159	19,381
Reimbursement due from manager	—	9,303	—

Total assets	1,664,163,750	38,644,790	254,421,711

LIABILITIES:
Payable for investment securities purchased	7,167,164	177,961	1,538,632
Payable for fund shares redeemed	2,391,691	73,543	252,566
Payable upon receipt of securities loaned	53,303,120	—	20,911,094
Payable to affiliates	1,804,655	38,965	289,570
Payable to custodian due to bank overdraft	—	145,732	—
Payable to custodian due to foreign currency overdraft*****	—	1,577	—
Payable for directors fees	45,933	1,787	22,382
Other accrued expenses and liabilities	1,259,180	38,762	634,393

Total liabilities	65,971,743	478,327	23,648,637

NET ASSETS	$1,598,192,007	$38,166,463	$230,773,074

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$2,882,288,505	$63,666,065	$459,786,508
Undistributed net investment income/(accumulated net investment loss)	13,263,720	304,630	(1,986,235)
Accumulated net realized loss on investments and foreign currency related transactions	(596,449,323)	(16,047,598)	(59,874,638)
Net unrealized depreciation on investments and foreign currency related transactions	(700,910,895)	(9,756,634)	(167,152,561)

NET ASSETS	$1,598,192,007	$38,166,463	$230,773,074

+ Including securities loaned at value	$50,966,124	$—	$19,549,284
* Cost of investments in securities	$2,248,446,668	$46,871,545	$391,276,598
** Cost of short-term investments	$53,303,120	$—	$20,911,094
*** Cost of short-term investments in affiliates	$32,849,388	$1,230,587	$—
**** Cost of foreign currencies	$7,590,557	$—	$48,665
***** Cost of foreign currency overdraft	$—	$1,409	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2009 (Unaudited) (continued)

	ING	ING
	International	International	ING
	Value	Value Choice	Russia
	Fund	Fund	Fund

Class A:
Net assets	$703,527,957	$9,386,472	$230,773,074
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$—	$—
Shares outstanding	76,836,295	1,164,021	12,566,239
Net asset value and redemption price per share	$9.16	$8.06	$18.36
Maximum offering price per share (5.75%)(1)	$9.72	$8.55	$19.49
Class B:
Net assets	$53,479,331	$1,545,956	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$0.01	$—	n/a
Shares outstanding	5,906,953	193,994	n/a
Net asset value and redemption price per share(2)	$9.05	$7.97	n/a
Maximum offering price per share	$9.05	$7.97	n/a
Class C:
Net assets	$259,815,368	$2,814,708	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$0.01	$—	n/a
Shares outstanding	29,191,120	352,058	n/a
Net asset value and redemption price per share(2)	$8.90	$8.00	n/a
Maximum offering price per share	$8.90	$8.00	n/a
Class I:
Net assets	$565,007,703	$24,419,327	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$0.01	$—	n/a
Shares outstanding	61,864,174	3,033,930	n/a
Net asset value and redemption price per share	$9.13	$8.05	n/a
Maximum offering price per share	$9.13	$8.05	n/a
Class Q:
Net assets	$16,361,648	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$0.01	n/a	n/a
Shares outstanding	1,787,404	n/a	n/a
Net asset value and redemption price per share	$9.15	n/a	n/a
Maximum offering price per share	$9.15	n/a	n/a

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2009 (Unaudited)

	ING
	Emerging	ING	ING
	Markets	Global	Diversified
	Fixed Income	Bond	International
	Fund	Fund	Fund

ASSETS:
Investments in securities at value*	$239,674,369	$166,751,685	$—
Investments in affiliates**	—	—	201,030,602
Short-term investments in affiliates***	—	18,235,000	—
Short-term investments at amortized cost	—	998,800	—
Cash	17,657,569	3,119	477,595
Cash collateral for futures	341,500	2,463,057	—
Foreign currencies at value****	371,756	1,770,106	—
Receivables:
Investment securities sold on a delayed-delivery or when-issued basis	—	5,306,945	—
Investment securities sold	4,080,528	3,396,146	745,891
Fund shares sold	5,142,922	417,842	134,762
Dividends and interest	4,902,878	1,855,245	—
Unrealized appreciation on forward foreign currency contracts	671,952	1,250,033	—
Unrealized appreciation on swap agreements	—	901,954	—
Prepaid expenses	30,032	25,210	52,571
Reimbursement due from manager	—	20,377	85,160

Total assets	272,873,506	203,395,519	202,526,581

LIABILITIES:
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	14,567,662	—
Payable for investment securities purchased	7,813,927	3,508,351	—
Payable for fund shares redeemed	300,297	802,418	870,470
Payable for futures variation margin	14,922	—	—
Payable upon receipt of securities loaned	—	163,367	—
Unrealized depreciation on forward foreign currency contracts	729,219	1,030,952	—
Unrealized depreciation on swap agreements	—	130,084	—
Payable to affiliates	221,571	118,307	103,805
Payable for directors fees	662	518	4,760
Other accrued expenses and liabilities	86,689	75,777	344,931

Total liabilities	9,167,287	20,397,436	1,323,966

NET ASSETS	$263,706,219	$182,998,083	$201,202,615

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$339,125,562	$179,949,196	$434,648,849
Undistributed net investment income/(distributions in excess of net investment income)	4,726,076	1,639,359	(305,313)
Accumulated net realized loss on investments, foreign currency related transactions, futures, swaps, and written options	(32,437,383)	(2,299,737)	(125,032,939)
Net unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	(47,708,036)	3,709,265	(108,107,982)

NET ASSETS	$263,706,219	$182,998,083	$201,202,615

* Cost of investments in securities	$287,050,576	$163,839,784	$—
** Cost of investments in affiliates	$—	$—	$309,138,584
*** Cost of short-term investments in affiliates	$—	$18,235,000	$—
**** Cost of foreign currencies	$372,411	$1,823,488	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2009 (Unaudited) (continued)

	ING
	Emerging	ING	ING
	Markets	Global	Diversified
	Fixed Income	Bond	International
	Fund	Fund	Fund

Class A:
Net assets	$2,553,594	$67,225,406	$114,785,790
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	331,607	6,186,880	17,951,469
Net asset value and redemption price per share	$7.70	$10.87	$6.39
Maximum offering price per share	$7.90 (1)	$11.15 (1)	$6.78 (2)
Class B:
Net assets	$185,644	$4,736,978	$16,625,281
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	24,181	438,811	2,604,910
Net asset value and redemption price per share(3)	$7.68	$10.80	$6.38
Maximum offering price per share	$7.68	$10.80	$6.38
Class C:
Net assets	$1,044,522	$31,999,886	$63,895,865
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	136,176	2,953,286	10,035,799
Net asset value and redemption price per share(3)	$7.67	$10.84	$6.37
Maximum offering price per share	$7.67	$10.84	$6.37
Class I:
Net assets	$259,922,459	$77,789,270	$3,447,618
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	33,842,213	7,165,238	540,723
Net asset value and redemption price per share	$7.68	$10.86	$6.38
Maximum offering price per share	$7.68	$10.86	$6.38
Class O:
Net assets	n/a	$1,246,543	$714,437
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$—	$—
Shares outstanding	n/a	115,966	112,310
Net asset value and redemption price per share	n/a	$10.75	$6.36
Maximum offering price per share	n/a	$10.75	$6.36
Class R:
Net assets	n/a	n/a	$155,171
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$—
Shares outstanding	n/a	n/a	24,504
Net asset value and redemption price per share	n/a	n/a	$6.33
Maximum offering price per share	n/a	n/a	$6.33
Class W:
Net assets	n/a	n/a	$1,578,453
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$—
Shares outstanding	n/a	n/a	247,907
Net asset value and redemption price per share	n/a	n/a	$6.37
Maximum offering price per share	n/a	n/a	$6.36

(1)	Maximum offering price is 2.50% and is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2)	Maximum offering price is 5.75% and is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended April 30, 2009 (Unaudited)

	ING	ING	ING	ING
	Global	Global	Global	Global
	Equity	Natural	Real	Value
	Dividend	Resources	Estate	Choice
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$2,710,360	$860,420	$27,948,691	$1,185,117
Interest*	3,934	228	135,185	92,006
Securities lending income, net	6,708	—	114,103	18,324

Total investment income	2,721,002	860,648	28,197,979	1,295,447

EXPENSES:
Investment management fees	404,341	346,614	3,916,954	473,585
Distribution and service fees:
Class A	59,389	94,627	769,557	86,242
Class B	81,704	—	89,225	27,512
Class C	186,948	—	555,736	112,060
Class O	15,250	—	12,386	—
Class Q	—	—	—	2,717
Transfer agent fees:
Class A	63,656	77,433	983,152	83,696
Class B	21,840	—	28,427	6,201
Class C	49,947	—	175,654	25,134
Class I	635	37	133,681	923
Class O	16,467	—	16,005	—
Class Q	—	—	—	584
Class W	298	20	33,328	—
Administrative service fees	57,762	37,950	528,566	52,620
Shareholder reporting expense	39,183	15,565	192,803	15,684
Registration fees	41,609	21,947	104,692	34,726
Professional fees	14,352	12,092	123,818	10,407
Custody and accounting expense	29,597	17,671	160,471	12,842
Directors fees	5,211	1,728	21,720	2,534
Miscellaneous expense	5,351	5,916	25,475	4,590
Interest expense	1,682	87	158	418

Total expenses	1,095,222	631,687	7,871,808	952,475
Net waived and reimbursed fees	(89,610)	(324)	(9,282)	(68,278)
Brokerage commission recapture	(1,791)	—	—	(209)

Net expenses	1,003,821	631,363	7,862,526	883,988

Net investment income	1,717,181	229,285	20,335,453	411,459

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized loss on:
Investments	(69,591,524)	(21,377,270)	(393,317,530)	(18,332,382)
Foreign currency related transactions	(344,863)	(25,551)	(79,319)	(106,564)

Net realized loss on investments and foreign currency related transactions	(69,936,387)	(21,402,821)	(393,396,849)	(18,438,946)

Net change in unrealized appreciation or depreciation on:
Investments	49,796,504	19,278,325	184,576,928	37,077,896
Foreign currency related transactions	28,332	26,738	(76,130)	(4,389)

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	49,824,836	19,305,063	184,500,798	37,073,507

Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(20,111,551)	(2,097,758)	(208,896,051)	18,634,561

Increase (decrease) in net assets resulting from operations	$(18,394,370)	$(1,868,473)	$(188,560,598)	$19,046,020

* Foreign taxes withheld	$125,390	$30,336	$1,537,370	$89,749
(1) Dividends from affiliates	$—	$2,896	$109,791	$22,435

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended April 30, 2009 (Unaudited)

	ING	ING		ING
	Asia-Pacific	Disciplined	ING	European
	Real	International	Emerging	Real
	Estate	SmallCap	Countries	Estate
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$72,247	$3,529,537	$659,038	$94,140
Interest*	591	148,266	273,605	122
Securities lending income, net	—	—	14,101	—

Total investment income	72,838	3,677,803	946,744	94,262

EXPENSES:
Investment management fees	16,072	620,453	567,032	13,092
Distribution and service fees:
Class A	2,931	87	92,058	3,212
Class B	79	17	17,660	45
Class C	4,267	364	63,456	197
Class Q	—	—	5,685	—
Transfer agent fees:
Class A	2,364	72	62,173	3,552
Class B	16	13	4,170	4
Class C	858	75	14,688	19
Class I	1	2,596	7,293	—
Class Q	—	—	2,286	—
Class W	—	—	26	—
Administrative service fees	1,607	103,408	45,362	1,309
Shareholder reporting expense	1,256	19,817	34,706	786
Registration fees	24,012	26,358	41,806	23,885
Professional fees	6,870	21,802	26,830	2,381
Custody and accounting expense	28,388	64,610	98,508	15,627
Directors fees	137	6,665	4,525	1,308
Miscellaneous expense	1,797	14,886	8,582	2,776
Interest expense	305	548	—	—

Total expenses	90,960	881,771	1,096,846	68,193
Net waived and reimbursed fees	(59,022)	—	(120,907)	(45,169)

Net expenses	31,938	881,771	975,939	23,024

Net investment income (loss)	40,900	2,796,032	(29,195)	71,238

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain (loss) on:
Investments	(3,211,911)	(80,776,073)	(49,244,004)	(1,190,963)
Foreign currency related transactions	(3,691)	218,713	(333,449)	676

Net realized loss on investments and foreign currency related transactions	(3,215,602)	(80,557,360)	(49,577,453)	(1,190,287)

Net change in unrealized appreciation or depreciation on:
Investments	2,603,613	81,045,237	59,352,924	817,658
Foreign currency related transactions	(1,198)	(351,630)	32,905	792

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	2,602,415	80,693,607	59,385,829	818,450

Net realized and unrealized gain (loss) on
investments and foreign currency related transactions	(613,187)	136,247	9,808,376	(371,837)

Increase (decrease) in net assets resulting from operations	$(572,287)	$2,932,279	$9,779,181	$(300,599)

* Foreign taxes withheld	$4,974	$327,818	$39,773	$10,783
(1) Dividends from affiliates	$98	$—	$—	$511

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended April 30, 2009 (Unaudited)

			ING	ING
		ING	Index Plus	International
	ING	Greater	International	Capital
	Foreign	China	Equity	Appreciation
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$3,427,704	$135,451	$1,677,418	$528,045
Interest*	96,303	—	406,493	17,746
Securities lending income, net	34,502	—	—	—

Total investment income	3,558,509	135,451	2,083,911	545,791

EXPENSES:
Investment management fees	1,322,654	136,190	261,415	172,664
Distribution and service fees:
Class A	134,858	23,124	10,009	1,144
Class B	74,268	10,184	5,955	773
Class C	410,524	13,304	5,721	1,448
Class O	—	532	45,432	—
Class Q	50	—	—	—
Transfer agent fees:
Class A	89,211	39,456	23,213	907
Class B	12,302	4,982	3,393	135
Class C	68,150	5,635	3,301	242
Class I	10,012	76	15,049	2,795
Class O	—	1,064	104,722	—
Class Q	6	—	—	—
Class W	52	—	—	—
Administrative service fees	132,262	11,843	47,529	20,313
Shareholder reporting expense	64,573	9,562	24,519	5,409
Registration fees	47,952	35,247	38,586	28,185
Professional fees	29,431	12,778	33,040	8,218
Custody and accounting expense	208,008	20,561	32,967	26,155
Directors fees	8,533	875	5,430	1,760
Miscellaneous expense	15,159	3,699	11,144	5,776
Interest expense	296	1,192	627	750

Total expenses	2,628,301	330,304	672,052	276,674
Net waived and reimbursed fees	(125,682)	(61,455)	(175,112)	(48,695)
Brokerage commission recapture	—	—	—	(3,345)

Net expenses	2,502,619	268,849	496,940	224,634

Net investment income (loss)	1,055,890	(133,398)	1,586,971	321,157

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain (loss) on:
Investments	(74,651,339)	(9,447,623)	(45,222,827)	(18,927,077)
Foreign currency related transactions	9,473,002	(13,501)	(622,765)	(68,967)

Net realized loss on investments and foreign currency related transactions	(65,178,337)	(9,461,124)	(45,845,592)	(18,996,044)

Net change in unrealized appreciation or depreciation on:
Investments (net of Indian capital gains tax accrued)**	46,197,996	16,282,458	39,107,160	20,638,609
Foreign currency related transactions	(14,319,970)	6,318	316,822	7,898

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	31,878,026	16,288,776	39,423,982	20,646,507

Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(33,300,311)	6,827,652	(6,421,610)	1,650,463

Increase (decrease) in net assets resulting from operations	$(32,244,421)	$6,694,254	$(4,834,639)	$1,971,620

* Foreign taxes withheld	$383,830	$8,611	$155,566	$46,588
** Foreign tax accrued on Indian investments	$193	$—	$—	$—
(1) Dividends from affiliates	$47,599	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended April 30, 2009 (Unaudited)

	ING	ING	ING	ING
	International	International	International	International
	Equity	Growth	Real	SmallCap
	Dividend	Opportunities	Estate	Multi-Manager
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$602,165	$626,672	$8,946,694	$4,683,775
Interest*	31	—	65,610	120,511
Securities lending income, net	—	21,917	—	43,730

Total investment income	602,196	648,589	9,012,304	4,848,016

EXPENSES:
Investment management fees	104,180	253,863	1,735,907	1,532,251
Distribution and service fees:
Class A	1,430	25,695	79,755	239,155
Class B	658	17,431	15,360	44,775
Class C	3,316	27,103	124,756	126,276
Class O	—	—	—	148
Class Q	—	10,979	—	33,984
Transfer agent fees:
Class A	993	31,248	72,947	180,610
Class B	109	5,248	3,521	11,765
Class C	551	8,164	27,381	33,249
Class I	1,033	10,345	7,806	63,998
Class O	—	—	—	160
Class Q	—	6,545	—	17,512
Class W	—	—	11	5,153
Administrative service fees	13,891	25,386	179,102	153,224
Shareholder reporting expense	4,316	13,315	40,455	76,386
Registration fees	40,886	29,880	35,680	64,802
Professional fees	9,623	15,994	41,260	43,165
Custody and accounting expense	13,570	28,332	161,955	254,782
Directors fees	1,670	2,180	10,000	11,946
Miscellaneous expense	3,752	5,533	14,089	18,620
Interest expense	—	1,725	815	7,506

Total expenses	199,978	518,966	2,550,800	2,919,467
Net waived and reimbursed fees	(55,361)	(84,077)	(98,491)	(197,766)

Net expenses	144,617	434,889	2,452,309	2,721,701

Net investment income	457,579	213,700	6,559,995	2,126,315

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain (loss) on:
Investments	(18,267,088)	(42,894,318)	(99,003,234)	(181,640,577)
Foreign currency related transactions	(108,036)	(44,906)	(68,783)	37,613

Net realized loss on investments and foreign currency related transactions	(18,375,124)	(42,939,224)	(99,072,017)	(181,602,964)

Net change in unrealized appreciation or depreciation on:
Investments	14,993,573	42,539,146	47,402,472	180,850,944
Foreign currency related transactions	5,912	69,202	(44,298)	(63,648)

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	14,999,485	42,608,348	47,358,174	180,787,296

Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(3,375,639)	(330,876)	(51,713,843)	(815,668)

Increase (decrease) in net assets resulting from operations	$(2,918,060)	$(117,176)	$(45,153,848)	$1,310,647

* Foreign taxes withheld	$58,536	$46,447	$844,028	$402,774
(1) Dividends from affiliates	$—	$2,103	$30,063	$2,057

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended April 30, 2009 (Unaudited)

	ING	ING
	International	International	ING
	Value	Value Choice	Russia
	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$28,818,434	$691,514	$348,200
Interest	122,476	—	6,677
Securities lending income, net	103,416	—	43,767

Total investment income	29,044,326	691,514	398,644

EXPENSES:
Investment management fees	8,343,338	220,512	1,180,730
Distribution and service fees:
Class A	1,134,358	10,937	236,145
Class B	313,229	7,936	—
Class C	1,332,993	12,440	—
Class Q	15,107	—	—
Transfer agent fees:
Class A	702,544	9,145	261,819
Class B	57,025	1,635	—
Class C	248,065	2,597	—
Class I	288,251	4,941	—
Class Q	6,334	—	—
Administrative service fees	834,325	22,051	94,457
Shareholder reporting expense	250,620	4,461	78,090
Registration fees	52,102	28,434	22,966
Professional fees	133,790	7,135	40,600
Custody and accounting expense	417,940	13,557	434,104
Directors fees	50,540	1,153	10,860
Miscellaneous expense	340,246	3,893	25,108
Interest expense	16,681	—	—

Total expenses	14,537,488	350,827	2,384,879
Net waived and reimbursed fees	(63,394)	(27,255)	—
Brokerage commission recapture	(10,625)	—	—

Net expenses	14,463,469	323,572	2,384,879

Net investment income (loss)	14,580,857	367,942	(1,986,235)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain (loss) on:
Investments	(570,310,948)	(15,025,431)	(58,960,158)
Foreign currency related transactions	5,987,476	22,805	(275,221)

Net realized loss on investments and foreign currency related transactions	(564,323,472)	(15,002,626)	(59,235,379)

Net change in unrealized appreciation or depreciation on:
Investments (net of Indian capital gains tax accrued)**	503,226,767	17,484,367	59,238,768
Foreign currency related transactions	(7,384,273)	(20,749)	155,019

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	495,842,494	17,463,618	59,393,787

Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(68,480,978)	2,460,992	158,408

Increase (decrease) in net assets resulting from operations	$(53,900,121)	$2,828,934	$(1,827,827)

* Foreign taxes withheld	$2,823,384	$72,854	$176,041
** Foreign tax accrued on Indian investments	$29,044	$—	$—
(1) Dividends from affiliates	$146,693	$4,005	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended April 30, 2009 (Unaudited)

	ING Emerging
	Markets Fixed	ING Global	ING Diversified
	Income	Bond	International
	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$90,353	$—	$—
Dividends from affiliates	—	65,888	—
Dividends from affiliated underlying funds	—	—	7,159,911
Interest*	10,890,595	2,431,044	—

Total investment income	10,980,948	2,496,932	7,159,911

EXPENSES:
Investment management fees	772,564	272,108	—
Distribution and service fees:
Class A	3,021	92,689	157,028
Class B	1,000	22,732	83,608
Class C	4,939	159,428	328,444
Class O	—	666	447
Class R	—	—	394
Transfer agent fees:
Class A	2,914	41,802	271,561
Class B	211	2,559	—
Class C	1,066	17,945	—
Class I	2,614	1,574	—
Class O	—	284	—
Administrative service fees	118,876	68,026	106,643
Shareholder reporting expense	15,397	11,770	85,693
Registration fees	32,161	43,640	65,015
Professional fees	28,068	14,084	53,818
Custody and accounting expense	77,790	49,810	14,720
Directors fees	4,204	1,714	7,352
Miscellaneous expense	4,726	5,802	10,704
Interest expense	2,066	49	109

Total expenses	1,071,617	806,682	1,185,536
Net waived and reimbursed fees	(1,801)	(109,377)	(596,908)

Net expenses	1,069,816	697,305	588,628

Net investment income	9,911,132	1,799,627	6,571,283

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, INVESTMENTS IN AFFILIATED UNDERLYING FUNDS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, SWAPS, AND WRITTEN OPTIONS
Net realized gain (loss) on:
Investments	(19,158,942)	1,086,182	—
Sale of investments in affiliated underlying funds	—	—	(83,955,577)
Foreign currency related transactions	(4,996,797)	(4,317,543)	—
Futures	46,241	1,073,284	—
Swaps	—	1,188,662	—
Written options	—	58,972	—

Net realized loss on investments, investments in affiliated underlying funds, foreign currency related transactions, futures, swaps, and written options	(24,109,498)	(910,443)	(83,955,577)

Net change in unrealized appreciation or depreciation on:
Investments	50,144,132	10,614,546	—
Investments in affiliated underlying funds	—	—	69,619,072
Foreign currency related transactions	2,061,797	154,823	—
Futures	(412,744)	(1,302,622)	—
Swaps	—	693,275	—

Net change in unrealized appreciation or depreciation on investments, investments in affiliated underlying funds, foreign currency related transactions, futures, and swaps	51,793,185	10,160,022	69,619,072

Net realized and unrealized gain (loss) on investments, investments in affiliated underlying funds, foreign currency related transactions, futures, swaps, and written options	27,683,687	9,249,579	(14,336,505)

Increase (decrease) in net assets resulting from operations	$37,594,819	$11,049,206	$(7,765,222)

* Foreign taxes withheld	$216,095	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING Global Equity Dividend Fund		ING Global Natural Resources Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,
	2009	2008	2009	2008

FROM OPERATIONS:
Net investment income	$1,717,181	$9,635,589	$229,285	$524,746
Net realized gain (loss) on investments and foreign currency related transactions	(69,936,387)	(30,844,710)	(21,402,821)	6,564,298
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	49,824,836	(106,376,002)	19,305,063	(68,185,043)

Decrease in net assets resulting from operations	(18,394,370)	(127,585,123)	(1,868,473)	(61,095,999)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(574,546)	(4,919,694)	(253,882)	(1,172,269)
Class B	(133,335)	(1,311,619)	—	—
Class C	(304,229)	(2,963,675)	—	—
Class I	(20,256)	(16,676)	(766)	(25)
Class O	(149,592)	(927,480)	—	—
Class W	(16,820)	(1,617)	(194)	—
Net realized gains:
Class A	—	(12,404,290)	(5,296,233)	(27,001,614)
Class B	—	(3,985,012)	—	—
Class C	—	(8,739,875)	—	—
Class I	—	(77)	(5,605)	(401)
Class O	—	(1,777,436)	—	—
Class W	—	—	(1,418)	—
Return of capital:
Class A	—	(432,988)	—	—
Class B	—	(143,749)	—	—
Class C	—	(322,744)	—	—
Class I	—	(1,297)	—	—
Class O	—	(80,273)	—	—
Class W	—	(86)	—	—

Total distributions	(1,198,778)	(38,028,588)	(5,558,098)	(28,174,309)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	11,880,083	50,356,257	5,388,517	20,082,371
Reinvestment of distributions	723,582	26,212,767	4,970,473	25,092,370

	12,603,665	76,569,024	10,358,990	45,174,741
Cost of shares redeemed	(31,826,580)	(151,235,644)	(6,778,369)	(29,532,033)

Net increase (decrease) in net assets resulting from capital share transactions	(19,222,915)	(74,666,620)	3,580,621	15,642,708

Net decrease in net assets	(38,816,063)	(240,280,331)	(3,845,950)	(73,627,600)

NET ASSETS:
Beginning of period	148,983,945	389,264,276	83,741,335	157,368,935

End of period	$110,167,882	$148,983,945	$79,895,385	$83,741,335

Undistributed net investment income (distributions in excess of net investment income) at end of period	$517,486	$(917)	$(25,557)	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING Global Real Estate Fund		ING Global Value Choice Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,
	2009	2008	2009	2008

FROM OPERATIONS:
Net investment income	$20,335,453	$25,495,756	$411,459	$131,187
Net realized gain (loss) on investments and foreign currency related transactions	(393,396,849)	(221,443,835)	(18,438,946)	6,370,233
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	184,500,798	(761,700,130)	37,073,507	(59,937,524)

Increase (decrease) in net assets resulting from operations	(188,560,598)	(957,648,209)	19,046,020	(53,436,104)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(4,809,055)	(38,019,770)	—	(330,676)
Class B	(107,842)	(1,594,287)	—	—
Class C	(582,255)	(8,408,664)	—	(28,732)
Class I	(2,825,735)	(6,003,778)	—	(77,786)
Class O	(77,219)	(781,015)	—	—
Class Q	—	—	—	(15,997)
Class W	(1,030,778)	(687,839)	—	—
Net realized gains:
Class A	(883,454)	(1,914,849)	—	—
Class B	(29,685)	(111,208)	—	—
Class C	(175,558)	(570,013)	—	—
Class I	(334,367)	(144,690)	—	—
Class O	(13,723)	(44,110)	—	—
Class W	(53,933)	—	—	—
Return of capital:
Class A	(5,852,341)	—	—	—
Class B	(200,969)	—	—	—
Class C	(1,180,351)	—	—	—
Class I	(2,308,949)	—	—	—
Class O	(91,918)	—	—	—
Class W	(380,185)	—	—	—

Total distributions	(20,938,317)	(58,280,223)	—	(453,191)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	426,788,261	1,452,693,092	85,898,237	48,823,856
Reinvestment of distributions	16,882,509	45,987,277	—	305,217

	443,670,770	1,498,680,369	85,898,237	49,129,073
Cost of shares redeemed	(452,302,643)	(760,365,301)	(41,859,926)	(52,760,826)

Net increase (decrease) in net assets resulting from capital share transactions	(8,631,873)	738,315,068	44,038,311	(3,631,753)

Net increase (decrease) in net assets	(218,130,788)	(277,613,364)	63,084,331	(57,521,048)

NET ASSETS:
Beginning of period	1,301,958,081	1,579,571,445	73,162,111	130,683,159

End of period	$1,083,827,293	$1,301,958,081	$136,246,442	$73,162,111

Undistributed net investment income (distributions in excess of net investment income) at end of period	$(31,341,746)	$(42,244,315)	$407,981	$(3,478)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING Asia-Pacific Real Estate Fund		ING Disciplined International SmallCap Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,
	2009	2008	2009	2008

FROM OPERATIONS:
Net investment income	$40,900	$85,018	$2,796,032	$7,476,386
Net realized loss on investments and foreign currency related transactions	(3,215,602)	(2,044,242)	(80,557,360)	(72,470,993)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	2,602,415	(3,416,307)	80,693,607	(163,047,508)

Increase (decrease) in net assets resulting from operations	(572,287)	(5,375,531)	2,932,279	(228,042,115)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(39,838)	(59,954)	(2,725)	(541)
Class B	(242)	(206)	(25)	(2)
Class C	(8,640)	(8,444)	(2,932)	(25)
Class I	(8)	(12)	(8,382,749)	(2,965,190)
Net realized gains:
Class A	—	—	—	(1,783)
Class B	—	—	—	(84)
Class C	—	—	—	(892)
Class I	—	—	—	(7,916,891)

Total distributions	(48,728)	(68,616)	(8,388,431)	(10,885,408)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	18,723	13,425,429	30,803,841	185,423,219
Reinvestment of distributions	4,504	7,752	8,388,189	10,885,000

	23,227	13,433,181	39,192,030	196,308,219
Cost of shares redeemed	(3,253,904)	(1,293,847)	(19,874,139)	(203,364,251)

Net increase (decrease) in net assets resulting from capital share transactions	(3,230,677)	12,139,334	19,317,891	(7,056,032)

Net increase (decrease) in net assets	(3,851,692)	6,695,187	13,861,739	(245,983,555)

NET ASSETS:
Beginning of period	6,695,187	—	219,803,224	465,786,779

End of period	$2,843,495	$6,695,187	$233,664,963	$219,803,224

Undistributed net investment income at end of period	$2,350	$10,178	$2,313,568	$7,905,967

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING Emerging Countries Fund		ING European Real Estate Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,
	2009	2008	2009	2008

FROM OPERATIONS:
Net investment income (loss)	$(29,195)	$4,137,274	$71,238	$77,907
Net realized loss on investments and foreign currency related transactions	(49,577,453)	(64,250,220)	(1,190,287)	(1,169,983)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	59,385,829	(112,328,277)	818,450	(1,679,254)

Increase (decrease) in net assets resulting from operations	9,779,181	(172,441,223)	(300,599)	(2,771,330)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,746,631)	(2,167,642)	(121,560)	(76,349)
Class B	(42,502)	(57,378)	(342)	(197)
Class C	(203,409)	(291,243)	(1,661)	(619)
Class I	(725,836)	(594,705)	(22)	(15)
Class Q	(146,524)	(242,630)	—	—
Class W	(998)	—	—	—
Net realized gains:
Class A	—	(5,291,718)	—	—
Class B	—	(440,600)	—	—
Class C	—	(1,550,833)	—	—
Class I	—	(1,150,536)	—	—
Class Q	—	(551,176)	—	—
Class W	—	(11)	—	—

Total distributions	(2,865,900)	(12,338,472)	(123,585)	(77,180)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	12,270,505	76,881,539	33,729	6,945,489
Payments by affiliates (Note 19)	437,763	—	—	—
Reinvestment of distributions	2,564,649	10,561,811	17,531	14,148

	15,272,917	87,443,350	51,260	6,959,637
Cost of shares redeemed	(23,387,331)	(130,619,438)	(93,261)	(895,509)

Net increase (decrease) in net assets resulting from capital share transactions	(8,114,414)	(43,176,088)	(42,001)	6,064,128

Net increase (decrease) in net assets	(1,201,133)	(227,955,783)	(466,185)	3,215,618

NET ASSETS:
Beginning of period	102,688,696	330,644,479	3,215,618	—

End of period	$101,487,563	$102,688,696	$2,749,433	$3,215,618

Undistributed net investment income (distributions in excess of net investment income) at end of period	$(148,925)	$2,746,170	$43,210	$95,557

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING Foreign Fund		ING Greater China Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,
	2009	2008	2009	2008

FROM OPERATIONS:
Net investment income (loss)	$1,055,890	$4,417,454	$(133,398)	$99,166
Net realized gain (loss) on investments and foreign currency related transactions	(65,178,337)	(111,925,743)	(9,461,124)	2,354,386
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	31,878,026	(234,522,763)	16,288,776	(47,933,410)

Increase (decrease) in net assets resulting from operations	(32,244,421)	(342,031,052)	6,694,254	(45,479,858)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(4,662,153)	—	(1,459,484)	(206,726)
Class B	(426,990)	—	(120,628)	—
Class C	(2,522,834)	—	(147,719)	—
Class I	(3,091,911)	—	(4,253)	(210)
Class O	—	—	(23,244)	—
Class Q	(619)	—	—	—
Class W	(12,527)	—	—	—
Net realized gains:
Class A	—	(20,918,671)	(204,700)	(6,348,739)
Class B	—	(3,020,180)	(21,463)	(607,794)
Class C	—	(13,831,219)	(26,919)	(1,066,835)
Class I	—	(6,602,918)	(545)	(4,310)
Class O	—	—	(2,980)	—
Class Q	—	(50,212)	—	—

Total distributions	(10,717,034)	(44,423,200)	(2,011,935)	(8,234,614)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	31,689,344	177,808,541	8,448,770	21,915,224
Reinvestment of distributions	8,215,988	32,055,604	1,500,108	5,628,333

	39,905,332	209,864,145	9,948,878	27,543,557
Cost of shares redeemed	(104,503,809)	(224,896,551)	(9,495,806)	(42,164,045)

Net increase (decrease) in net assets resulting from capital share transactions	(64,598,477)	(15,032,406)	453,072	(14,620,488)

Net increase (decrease) in net assets	(107,559,932)	(401,486,658)	5,135,391	(68,334,960)

NET ASSETS:
Beginning of period	340,733,808	742,220,466	25,320,600	93,655,560

End of period	$233,173,876	$340,733,808	$30,455,991	$25,320,600

Undistributed net investment income (distributions in excess of net investment income) at end of period	$(13,501,519)	$(3,840,375)	$(134,434)	$1,754,292

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING Index Plus International Equity Fund		ING International Capital Appreciation Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,
	2009	2008	2009	2008

FROM OPERATIONS:
Net investment income	$1,586,971	$5,128,927	$321,157	$1,310,333
Net realized loss on investments and foreign currency related transactions	(45,845,592)	(46,162,768)	(18,996,044)	(8,360,001)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	39,423,982	(75,447,161)	20,646,507	(62,269,125)

Increase (decrease) in net assets resulting from operations	(4,834,639)	(116,481,002)	1,971,620	(69,318,793)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(337,810)	(28,649)	(23,216)	(46,790)
Class B	(28,973)	(8,557)	—	(6,221)
Class C	(31,419)	(13,088)	—	(7,324)
Class I	(2,734,906)	(2,125,491)	(1,099,502)	(1,713,778)
Class O	(1,555,036)	(19)	—	—
Net realized gains:
Class A	—	(221,431)	—	(171,474)
Class B	—	(74,576)	—	(29,527)
Class C	—	(113,554)	—	(33,222)
Class I	—	(11,934,519)	—	(4,964,217)
Class O	—	(106)	—	—

Total distributions	(4,688,144)	(14,519,990)	(1,122,718)	(6,972,553)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	11,992,302	110,662,967	11,048,139	24,115,204
Proceeds from shares issued in merger (Note 14)	—	128,431,314	—	—
Reinvestment of distributions	3,297,835	14,382,164	1,107,753	6,792,519

	15,290,137	253,476,445	12,155,892	30,907,723
Cost of shares redeemed	(19,846,019)	(136,788,066)	(14,338,099)	(51,860,888)

Net increase (decrease) in net assets resulting from capital share transactions	(4,555,882)	116,688,379	(2,182,207)	(20,953,165)

Net decrease in net assets	(14,078,665)	(14,312,613)	(1,333,305)	(97,244,511)

NET ASSETS:
Beginning of period	108,704,814	123,017,427	50,161,716	147,406,227

End of period	$94,626,149	$108,704,814	$48,828,411	$50,161,716

Undistributed net investment income at end of period	$1,239,127	$4,340,300	$254,662	$1,056,223

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING International Equity Dividend Fund		ING International Growth Opportunities Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,
	2009	2008	2009	2008

FROM OPERATIONS:
Net investment income	$457,579	$2,264,438	$213,700	$447,072
Net realized loss on investments and foreign currency related transactions	(18,375,124)	(10,288,837)	(42,939,224)	(5,209,016)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	14,999,485	(24,087,629)	42,608,348	(77,343,269)

Increase (decrease) in net assets resulting from operations	(2,918,060)	(32,112,028)	(117,176)	(82,105,213)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(10,180)	(126,779)	(47,529)	(83,294)
Class B	(719)	(8,400)	—	—
Class C	(3,345)	(45,080)	—	—
Class I	(274,559)	(2,166,707)	(99,733)	(34,259)
Class Q	—	—	(40,714)	(72,032)
Class W	(102)	(479)	—	—
Net realized gains:
Class A	—	(15,847)	—	(9,478,153)
Class B	—	(884)	—	(2,585,626)
Class C	—	(6,628)	—	(2,917,744)
Class I	—	(212,974)	—	(1,529,095)
Class Q	—	—	—	(4,653,527)
Return of capital:
Class A	—	(11,426)	—	—
Class B	—	(931)	—	—
Class C	—	(5,015)	—	—
Class I	—	(179,688)	—	—
Class W	—	(40)	—	—

Total distributions	(288,905)	(2,780,878)	(187,976)	(21,353,730)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,257,818	24,737,239	4,608,209	48,218,002
Payments by affiliates (Note 19)	—	—	194,530	—
Reinvestment of distributions	285,250	2,727,933	183,353	18,757,432

	1,543,068	27,465,172	4,986,092	66,975,434
Cost of shares redeemed	(11,531,268)	(17,839,256)	(21,318,663)	(44,157,319)

Net increase (decrease) in net assets resulting from capital share transactions	(9,988,200)	9,625,916	(16,332,571)	22,818,115

Net decrease in net assets	(13,195,165)	(25,266,990)	(16,637,723)	(80,640,828)

NET ASSETS:
Beginning of period	36,039,301	61,306,291	63,187,681	143,828,509

End of period	$22,844,136	$36,039,301	$46,549,958	$63,187,681

Undistributed net investment income (distributions in excess of net investment income) at end of period	$168,611	$(63)	$212,450	$186,726

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING International Real Estate Fund		ING International SmallCap Multi-Manager Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,
	2009	2008	2009	2008

FROM OPERATIONS:
Net investment income	$6,559,995	$11,006,499	$2,126,315	$11,128,871
Net realized loss on investments and foreign currency related transactions	(99,072,017)	(92,273,326)	(181,602,964)	(158,816,436)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	47,358,174	(314,335,293)	180,787,296	(509,074,218)

Increase (decrease) in net assets resulting from operations	(45,153,848)	(395,602,120)	1,310,647	(656,761,783)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(841,976)	(6,762,764)	(4,710,213)	(2,482,496)
Class B	(27,131)	(208,426)	(75,770)	—
Class C	(199,434)	(2,311,512)	(548,565)	—
Class I	(4,063,433)	(9,218,250)	(4,347,655)	(2,905,473)
Class O	—	—	(3,592)	—
Class Q	—	—	(1,075,645)	(658,389)
Class W	(8,142)	(3,394)	(349,538)	—
Net realized gains:
Class A	—	—	—	(60,574,187)
Class B	—	—	—	(7,140,703)
Class C	—	—	—	(12,894,884)
Class I	—	—	—	(43,991,753)
Class O	—	—	—	(1)
Class Q	—	—	—	(14,059,252)
Class W	—	—	—	(131)
Return of capital:
Class A	—	(3,653,580)	—	—
Class B	—	(146,325)	—	—
Class C	—	(1,612,691)	—	—
Class I	—	(4,371,301)	—	—
Class W	—	(1,599)	—	—

Total distributions	(5,140,116)	(28,289,842)	(11,110,978)	(144,707,269)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	135,966,432	609,238,402	36,538,536	267,975,778
Payments by affiliates (Note 19)	—	—	1,028,303	—
Reinvestment of distributions	2,031,496	13,626,372	7,610,077	106,441,115

	137,997,928	622,864,774	45,176,916	374,416,893
Cost of shares redeemed	(122,571,945)	(309,952,586)	(123,647,372)	(378,623,842)

Net increase (decrease) in net assets resulting from capital share transactions	15,425,983	312,912,188	(78,470,456)	(4,206,949)

Net decrease in net assets	(34,867,981)	(110,979,774)	(88,270,787)	(805,676,001)

NET ASSETS:
Beginning of period	420,821,427	531,801,201	395,631,418	1,201,307,419

End of period	$385,953,446	$420,821,427	$307,360,631	$395,631,418

Undistributed net investment income (distributions in excess of net investment income) at end of period	$1,409,632	$(10,247)	$1,646,864	$10,631,527

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING International Value Fund		ING International Value Choice Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,
	2009	2008	2009	2008

FROM OPERATIONS:
Net investment income	$14,580,857	$76,380,681	$367,942	$492,702
Net realized gain (loss) on investments and foreign currency related transactions	(564,323,472)	505,106,913	(15,002,626)	(401,390)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	495,842,494	(2,414,730,218)	17,463,618	(35,708,799)

Increase (decrease) in net assets resulting from operations	(53,900,121)	(1,833,242,624)	2,828,934	(35,617,487)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(28,845,875)	(20,593,112)	(87,098)	(112,875)
Class B	(1,277,550)	(250,157)	(498)	(307)
Class C	(6,971,267)	(2,488,818)	(897)	—
Class I	(27,092,627)	(29,292,792)	(532,022)	(693,103)
Class Q	(467,912)	(353,269)	—	—
Net realized gains:
Class A	(128,073,523)	(304,767,165)	—	(2,221,665)
Class B	(11,983,740)	(41,150,109)	—	(507,826)
Class C	(46,297,820)	(110,803,630)	—	(656,889)
Class I	(101,028,430)	(313,841,980)	—	(8,389,969)
Class Q	(1,718,028)	(3,792,184)	—	—

Total distributions	(353,756,772)	(827,333,216)	(620,515)	(12,582,634)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	247,964,278	671,204,202	5,265,946	29,490,166
Payments by affiliates (Note 19)	55,278	—	—	—
Reinvestment of distributions	252,944,813	592,109,119	611,830	11,960,549

	500,964,369	1,263,313,321	5,877,776	41,450,715
Cost of shares redeemed	(587,227,050)	(1,909,403,374)	(18,953,981)	(29,962,847)

Net increase (decrease) in net assets resulting from capital share transactions	(86,262,681)	(646,090,053)	(13,076,205)	11,487,868

Net decrease in net assets	(493,919,574)	(3,306,665,893)	(10,867,786)	(36,712,253)

NET ASSETS:
Beginning of period	2,092,111,581	5,398,777,474	49,034,249	85,746,502

End of period	$1,598,192,007	$2,092,111,581	$38,166,463	$49,034,249

Undistributed net investment income at end of period	$13,263,720	$63,338,094	$304,630	$557,203

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING Russia Fund		ING Emerging Markets Fixed Income Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,
	2009	2008	2009	2008

FROM OPERATIONS:
Net investment income (loss)	$(1,986,235)	$(4,900,253)	$9,911,132	$20,551,759
Net realized gain (loss) on investments, foreign currency related transactions, and futures	(59,235,379)	165,557,937	(24,109,498)	(12,687,563)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	59,393,787	(675,721,202)	51,793,185	(100,175,149)

Increase (decrease) in net assets resulting from operations	(1,827,827)	(515,063,518)	37,594,819	(92,310,953)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	—	(57,202)	(292,759)
Class B	—	—	(4,469)	(13,847)
Class C	—	—	(20,449)	(66,887)
Class I	—	—	(5,885,202)	(14,370,474)
Net realized gains:
Class A	(82,435,953)	(137,654,710)	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Return of capital:
Class A	—	—	—	(104,244)
Class B	—	—	—	(6,301)
Class C	—	—	—	(31,271)
Class I	—	—	—	(5,361,910)

Total distributions	(82,435,953)	(137,654,710)	(5,967,322)	(20,247,693)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	24,972,730	221,879,155	43,852,216	133,122,757
Reinvestment of distributions	71,291,236	116,874,956	5,949,509	20,075,844

	96,263,966	338,754,111	49,801,725	153,198,601
Redemption fee proceeds (Note 4)	230,232	1,344,090	—	—
Cost of shares redeemed	(42,584,713)	(348,756,344)	(50,003,266)	(124,022,111)

Net increase (decrease) in net assets resulting from capital share transactions	53,909,485	(8,658,143)	(201,541)	29,176,490

Net increase (decrease) in net assets	(30,354,295)	(661,376,371)	31,425,956	(83,382,156)

NET ASSETS:
Beginning of period	261,127,369	922,503,740	232,280,263	315,662,419

End of period	$230,773,074	$261,127,369	$263,706,219	$232,280,263

Undistributed net investment income (accumulated net investment loss) at end of period	$(1,986,235)	$—	$4,726,076	$782,266

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING Global Bond Fund		ING Diversified International Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,
	2009	2008	2009	2008

FROM OPERATIONS:
Net investment income	$1,799,627	$2,043,534	$6,571,283	$5,865,573
Net realized gain (loss) on investments, investments in affiliated underlying funds, foreign currency related transactions, futures, swaps, and written options	(910,443)	3,186,716	(83,955,577)	(18,522,580)
Net change in unrealized appreciation or depreciation on investments, investments in affiliated underlying funds, foreign currency related transactions, futures, and swaps	10,160,022	(7,619,480)	69,619,072	(292,969,322)

Increase (decrease) in net assets resulting from operations	11,049,206	(2,389,230)	(7,765,222)	(305,626,329)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(19,762)	(3,359,515)	(16,890,263)	(6,883,232)
Class B	—	(100,198)	(2,007,249)	(519,915)
Class C	—	(710,709)	(7,933,560)	(2,156,592)
Class I	(161,719)	(9,087)	(585,985)	(586)
Class O	(2,669)	(1,127)	(33,579)	—
Class R	—	—	(21,054)	(6,279)
Class W	—	—	(182,219)	—
Net realized gains:
Class A	(1,641,363)	(369,378)	—	(2,346,495)
Class B	(99,095)	(6,552)	—	(269,552)
Class C	(709,315)	(30,696)	—	(1,057,058)
Class I	(7,774)	(12)	—	(180)
Class O	(6,537)	—	—	—
Class R	—	—	—	(2,520)

Total distributions	(2,648,234)	(4,587,274)	(27,653,909)	(13,242,409)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	107,244,755	125,112,248	22,529,704	166,546,295
Reinvestment of distributions	1,936,888	2,140,936	21,285,873	9,865,969

	109,181,643	127,253,184	43,815,577	176,412,264
Cost of shares redeemed	(47,854,056)	(37,864,589)	(75,322,414)	(185,570,371)

Net increase (decrease) in net assets resulting from capital share transactions	61,327,587	89,388,595	(31,506,837)	(9,158,107)

Net increase (decrease) in net assets	69,728,559	82,412,091	(66,925,968)	(328,026,845)

NET ASSETS:
Beginning of period	113,269,524	30,857,433	268,128,583	596,155,428

End of period	$182,998,083	$113,269,524	$201,202,615	$268,128,583

Undistributed net investment income (distributions in excess of net investment income) at end of period	$1,639,359	$23,882	$(305,313)	$20,777,313

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																			Supplemental
		operations				Less distributions								Ratios to average net assets							Data
	Net
	asset			Net								Net			Expenses net of
	value,			realized	Total							asset		Expenses	fee waivers		Expenses net of				Net assets,
	beginning	Net		and	from	From net					Redemption	value,		before	and/or		all		Net investment		end	Portfolio
	of year	investment		unrealized	investment	investment	From net	From return of	Total	Payment	fees applied	end of	Total	reductions/	recoupments,		reductions/		income		of year or	turnover
	or period	income (loss)		gain (loss)	operations	income	realized gains	capital	distributions	by affiliate	to capital	year or period	Return(1)	additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)

ING Global Equity Dividend Fund
Class A
04-30-09	8.77	0.13		(1.18)	(1.05)	0.09	—	—	0.09	—	—	7.63	(11.98)	1.55	1.40		1.40		3.32		43,469	50
10-31-08	16.84	0.56		(6.84)	(6.28)	0.54	1.20	0.05	1.79	—	—	8.77	(40.84)	1.42	1.41		1.41		3.85		63,134	46
10-31-07	15.76	0	.54•	1.84	2.38	0.55	0.75	—	1.30	—	—	16.84	15.80	1.26	1.26		1.26		3.31		182,669	36
10-31-06	13.07	0.54		2.85	3.39	0.51	0.19	—	0.70	—	—	15.76	26.56	1.27	1.33		1.33		3.76		108,911	50
10-31-05	12.41	0	.47•	0.92	1.39	0.54	0.19	—	0.73	—	—	13.07	11.45	1.28	1.40		1.40		3.60		73,186	57
10-31-04	10.49	0.44		1.87	2.31	0.39	—	—	0.39	—	—	12.41	22.59	3.44	1.40		1.40		4.39		11,316	60
Class B
04-30-09	8.74	0.10		(1.17)	(1.07)	0.06	—	—	0.06	—	—	7.61	(12.25)	2.30	2.15		2.15		2.56		15,083	50
10-31-08	16.79	0.46		(6.82)	(6.36)	0.44	1.20	0.05	1.69	—	—	8.74	(41.32)	2.17	2.16		2.16		3.11		21,311	46
10-31-07	15.72	0.39		1.86	2.25	0.43	0.75	—	1.18	—	—	16.79	14.94	2.01	2.01		2.01		2.53		58,093	36
10-31-06	13.05	0.43		2.84	3.27	0.41	0.19	—	0.60	—	—	15.72	25.55	2.02	2.08		2.08		3.05		44,936	50
10-31-05	12.37	0	.37•	0.92	1.29	0.42	0.19	—	0.61	—	—	13.05	10.65	2.03	2.15		2.15		2.83		28,811	57
10-31-04	10.49	0.42		1.82	2.24	0.36	—	—	0.36	—	—	12.37	21.92	4.19	2.15		2.15		4.03		3,303	60
Class C
04-30-09	8.72	0.10		(1.17)	(1.07)	0.06	—	—	0.06	—	—	7.59	(12.28)	2.30	2.15		2.15		2.57		34,291	50
10-31-08	16.75	0.44		(6.78)	(6.34)	0.44	1.20	0.05	1.69	—	—	8.72	(41.29)	2.17	2.16		2.16		3.13		48,567	46
10-31-07	15.69	0.39		1.86	2.25	0.44	0.75	—	1.19	—	—	16.75	14.94	2.01	2.01		2.01		2.54		124,765	36
10-31-06	13.02	0.43		2.84	3.27	0.41	0.19	—	0.60	—	—	15.69	25.62	2.02	2.08		2.08		3.03		77,426	50
10-31-05	12.37	0	.37•	0.90	1.27	0.43	0.19	—	0.62	—	—	13.02	10.51	2.03	2.15		2.15		2.82		48,965	57
10-31-04	10.48	0.39		1.86	2.25	0.36	—	—	0.36	—	—	12.37	21.99	4.19	2.15		2.15		3.99		3,655	60
Class I
04-30-09	8.78	0	.14•	(1.17)	(1.03)	0.11	—	—	0.11	—	—	7.64	(11.77)	1.12	0.97		0.97		3.64		1,455	50
10-31-08	16.83	0.47		(6.68)	(6.21)	0.59	1.20	0.05	1.84	—	—	8.78	(40.49)	1.07	1.06		1.06		3.16		1,207	46
08-01-07(4)–10-31-07	15.81	0	.12•	1.03	1.15	0.13	—	—	0.13	—	—	16.83	7.26	0.90	0.90		0.90		2.98		1	36
Class O
04-30-09	8.76	0.12		(1.17)	(1.05)	0.09	—	—	0.09	—	—	7.62	(11.99)	1.55	1.40		1.40		3.30		12,271	50
10-31-08	16.83	0	.51•	(6.78)	(6.27)	0.55	1.20	0.05	1.80	—	—	8.76	(40.83)	1.42	1.41		1.41		3.95		14,695	46
11-15-06(4)–10-31-07	15.86	0	.55•	1.74	2.29	0.57	0.75	—	1.32	—	—	16.83	15.12	1.26	1.26		1.26		3.46		23,737	36
Class W
04-30-09	9.53	0	.13•	(1.24)	(1.11)	0.11	—	—	0.11	—	—	8.31	(11.68)	1.12	0.97		0.97		3.40		3,599	50
02-12-08(4)–10-31-08	14.51	0.35		(4.83)	(4.48)	0.46	—	0.04	0.50	—	—	9.53	(31.78)	1.07	1.06		1.06		3.38		70	46

ING Global Natural Resources Fund
Class A
04-30-09	6.74	0.02		(0.15)	(0.13)	0.02	0.43	—	0.45	—	—	6.16	(2.02)	1.67	1	.67†	1	.67†	0	.60†	79,522	43
10-31-08	14.18	0.05		(4.92)	(4.87)	0.11	2.46	—	2.57	—	—	6.74	(41.12)	1.46	1	.46†	1	.46†	0	.37†	83,713	116
10-31-07	10.46	(0.03)		4.36	4.33	0.26	0.35	—	0.61	—	—	14.18	43.22	1.44	1	.44†	1	.44†	(0	.28)†	157,367	121
10-31-06	7.34	(0.06)		3.20	3.14	0.02	—	—	0.02	—	—	10.46	42.76	1.42	1.42		1.42		(0.61)		121,112	158
10-31-05	7.09	(0.06)		0.54	0.48	0.23	—	—	0.23	—	—	7.34	6.81	1.56	1.56		1.56		(0.77)		87,441	78
10-31-04	6.94	(0.05)		0.20	0.15	—	—	—	—	—	—	7.09	2.16	1.44	1.44		1.44		(0.69)		91,756	77
Class I
04-30-09	6.75	0	.01•	(0.12)	(0.11)	0.06	0.43	—	0.49	—	—	6.15	(1.75)	1.27	1	.27†	1	.27†	0	.44†	292	43
10-31-08	14.19	0	.12•	(4.95)	(4.83)	0.15	2.46	—	2.61	—	—	6.75	(40.87)	1.11	1	.11†	1	.11†	1	.04†	1	116
08-01-07(4)–10-31-07	12.07	0	.00*	2.12	2.12	—	—	—	—	—	—	14.19	17.56	1.08	1	.08†	1	.08†	0	.09†	2	121
Class W
04-30-09	8.39	0	.02•	(0.17)	(0.15)	0.06	0.43	—	0.49	—	—	7.75	(1.88)	1.27	1	.27†	1	.27†	0	.55†	82	43
02-12-08(4)–10-31-08	12.84	0	.03•	(4.48)	(4.45)	—	—	—	—	—	—	8.39	(34.66)	1.11	1	.11†	1	.11†	0	.38†	27	116

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited) (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																						Supplemental
		operations					Less distributions										Ratios to average net assets							Data
	Net
	asset			Net										Net				Expenses net of
	value,			realized		Total								asset			Expenses	fee waivers		Expenses net of				Net assets,
	beginning	Net		and		from	From net						Redemption	value,			before	and/or		all		Net investment		end	Portfolio
	of year	investment		unrealized		investment	investment	From net	From return of	Total	Payment		fees applied	end of	Total		reductions/	recoupments,		reductions/		income		of year or	turnover
	or period	income (loss)		gain (loss)		operations	income	realized gains	capital	distributions	by affiliate		to capital	year or period	Return(1)		additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	rate
Year or period ended	($)	($)		($)		($)	($)	($)	($)	($)	($)		($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING Global Real Estate Fund
Class A
04-30-09	12.56	0	.19•	(1.91)		(1.72)	0.09	0.01	0.09	0.19	—		—	10.65	(13.58)		1.53	1	.53†	1	.53†	3	.80†	573,456	33
10-31-08	24.19	0	.33•	(11.19)		(10.86)	0.73	0.04	—	0.77	—		—	12.56	(46.00)		1.41	1	.41†	1	.41†	1	.76†	836,314	44
10-31-07	22.23	0	.22•	3.13		3.35	1.08	0.31	—	1.39	—		—	24.19	15.44		1.30	1.30		1.30		0.96		1,115,493	57
10-31-06	17.14	0	.20•	6.41		6.61	0.46	1.06	—	1.52	—		—	22.23	41.09		1.39	1.39		1.39		1.04		467,405	39
10-31-05	15.40	0	.26•(b)	2	.94(b)	3.20	0.54	0.92	—	1.46	—		—	17.14	21.95		1.50	1.59		1.59		1	.58(b)	138,314	91
10-31-04	13.06	0.27		3.26		3.53	0.43	0.76	—	1.19	—		—	15.40	28.90		1.55	1.75		1.75		2.55		95,561	129
Class B
04-30-09	10.66	0	.13•	(1.63)		(1.50)	0.06	0.01	0.09	0.16	—		—	9.00	(13.96)		2.28	2	.28†	2	.28†	3	.05†	17,272	33
10-31-08	20.67	0	.16•	(9.52)		(9.36)	0.61	0.04	—	0.65	—		—	10.66	(46.40)		2.16	2	.16†	2	.16†	0	.99†	23,663	44
10-31-07	19.20	0	.04•	2.69		2.73	0.95	0.31	—	1.26	—		—	20.67	14.59		2.05	2.05		2.05		0.22		57,837	57
10-31-06	15.01	0	.05•	5.56		5.61	0.36	1.06	—	1.42	—		—	19.20	40.04		2.14	2.14		2.14		0.31		31,677	39
10-31-05	13.67	0	.12•(b)	2	.59(b)	2.71	0.45	0.92	—	1.37	—		—	15.01	21.05		2.25	2.34		2.34		0	.79(b)	12,302	91
10-31-04	11.74	0.14		2.90		3.04	0.35	0.76	—	1.11	—		—	13.67	27.89		2.30	2.50		2.50		1.78		4,736	129
Class C
04-30-09	11.22	0	.14•	(1.71)		(1.57)	0.06	0.01	0.09	0.16	—		—	9.49	(13.92)		2.28	2	.28†	2	.28†	3	.05†	106,202	33
10-31-08	21.70	0.16		(9.99)		(9.83)	0.61	0.04	—	0.65	—		—	11.22	(46.38)		2.16	2	.16†	2	.16†	0.99		153,110	44
10-31-07	20.10	0	.04•	2.82		2.86	0.95	0.31	—	1.26	—		—	21.70	14.57		2.05	2.05		2.05		0.20		303,235	57
10-31-06	15.65	0	.05•	5.82		5.87	0.36	1.06	—	1.42	—		—	20.10	40.06		2.14	2.14		2.14		0.29		109,197	39
10-31-05	14.19	0	.12•(b)	2	.71(b)	2.83	0.45	0.92	—	1.37	—		—	15.65	21.11		2.25	2.34		2.34		0	.78(b)	27,989	91
10-31-04	12.14	0.14		3.02		3.16	0.35	0.76	—	1.11	—		—	14.19	27.93		2.30	2.50		2.50		1.72		7,817	129
Class I
04-30-09	12.57	0	.21•	(1.91)		(1.70)	0.12	0.01	0.09	0.22	—		—	10.65	(13.44)		1.07	1	.07†	1	.07†	4	.24†	272,407	33
10-31-08	24.21	0	.38•	(11.17)		(10.79)	0.81	0.04	—	0.85	—		—	12.57	(45.77)		1.01	1	.01†	1	.01†	2	.12†	225,881	44
10-31-07	22.23	0	.28•	3.16		3.44	1.15	0.31	—	1.46	—		—	24.21	15.88		0.95	0.95		0.95		1.24		76,869	57
10-31-06	17.14	0	.28•	6.39		6.67	0.52	1.06	—	1.58	—		—	22.23	41.49		1.06	1.06		1.06		1.40		11,226	39
06-03-05(1)–10-31-05	16.32	0	.14•(b)	0	.86(b)	1.00	0.18	—	—	0.18	—		—	17.14	6.14		1.22	1.30		1.30		0	.85(b)	1,681	91
Class O
04-30-09	12.55	0	.19•	(1.90)		(1.71)	0.09	0.01	0.09	0.19	—		—	10.65	(13.57)		1.53	1	.53†	1	.53†	3	.81†	10,235	33
10-31-08	24.19	0	.33•	(11.19)		(10.86)	0.74	0.04	—	0.78	—		—	12.55	(46.03)		1.41	1	.41†	1	.41†	1	.74†	12,758	44
11-15-06(1)–10-31-07	22.20	0	.20•	3.20		3.40	1.10	0.31	—	1.41	—		—	24.19	15.68		1.30	1.30		1.30		0.90		26,137	57
Class W
04-30-09	12.59	0	.22•	(1.92)		(1.70)	0.12	0.01	0.09	0.22	—		—	10.67	(13.39)		1.07	1	.07†	1	.07†	4	.46†	104,256	33
02-12-08(1)–10-31-08	19.29	0.28		(6.65)		(6.37)	0.33		—	0.33	—		—	12.59	(33.53)		1.01	1	.01†	1	.01†	1	.95†	50,233	44

ING Global Value Choice Fund
Class A
04-30-09	16.84	0.09		3.33		3.42	—	—	—	—	—		—	20.26	20.31		1.64	1	.50†	1	.50†	0	.97†	94,552	38
10-31-08	28.40	0.11		(11.51)		(11.40)	0.16	—	—	0.16	—		—	16.84	(40.34)		1.62	1	.55†	1	.53†	0	.41†	38,258	73
10-31-07	21.72	0.01		6.67		6.68	—	—	—	—	—		—	28.40	30.76		1.77	1.82		1.81		0.04		58,600	66
10-31-06	18.16	0.08		3.62		3.70	0.14	—	—	0.14	—		—	21.72	20.48		1.78	1.78		1.77		0.40		47,305	77
10-31-05	15.96	0.09		2.11		2.20	—	—	—	—	0	.00*	—	18.16	13	.78(a)	1.90	1.85		1.85		0.46		41,941	129
10-31-04	14.76	(0.04)		1.24		1.20	—	—	—	—	—		—	15.96	8.13		1.77	1.85		1.85		(0.21)		46,133	101

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited) (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																					Supplemental
		operations				Less distributions										Ratios to average net assets							Data
	Net
	asset			Net									Net				Expenses net of
	value,			realized	Total								asset			Expenses	fee waivers		Expenses net of				Net assets,
	beginning	Net		and	from	From net						Redemption	value,			before	and/or		all		Net investment		end	Portfolio
	of year	investment		unrealized	investment	investment	From net	From return of	Total	Payment		fees applied	end of	Total		reductions/	recoupments,		reductions/		income		of year or	turnover
	or period	income (loss)		gain (loss)	operations	income	realized gains	capital	distributions	by affiliate		to capital	year or period	Return(1)		additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING Global Value Choice Fund (continued)
Class B
04-30-09	18.10	0.02		3.57	3.59	—	—	—	—	—		—	21.69	19.83		2.39	2	.25†	2	.25†	0	.14†	5,324	38
10-31-08	30.58	(0	.11)•	(12.37)	(12.48)	—	—	—	—	—		—	18.10	(40.81)		2.37	2	.30†	2	.28†	(0	.39)†	6,722	73
10-31-07	23.54	(0	.17)•	7.21	7.04	—	—	—	—	—		—	30.58	29.91		2.42	2.47		2.46		(0.62)		22,049	66
10-31-06	19.67	(0.04)		3.91	3.87	—	—	—	—	—		—	23.54	19.67		2.43	2.43		2.42		(0.25)		21,364	77
10-31-05	17.39	(0.04)		2.32	2.28	—	—	—	—	0	.00*	—	19.67	13	.11(a)	2.55	2.50		2.50		(0.19)		23,483	129
10-31-04	16.19	(0.17)		1.37	1.20	—	—	—	—	—		—	17.39	7.41		2.42	2.50		2.50		(0.87)		28,559	101
Class C
04-30-09	16.08	0.02		3.17	3.19	—	—	—	—	—		—	19.27	19.84		2.39	2	.25†	2	.25†	0	.21†	26,554	38
10-31-08	27.18	(0.09)		(10.99)	(11.08)	0.02	—	—	0.02	—		—	16.08	(40.79)		2.37	2	.30†	2	.28†	(0	.36)†	21,045	73
10-31-07	20.93	(0	.14)•	6.39	6.25	—	—	—	—	—		—	27.18	29.86		2.42	2.47		2.46		(0.60)		39,537	66
10-31-06	17.50	(0.05)		3.50	3.45	0.02	—	—	0.02	—		—	20.93	19.73		2.43	2.43		2.42		(0.26)		31,612	77
10-31-05	15.48	(0.04)		2.06	2.02	—	—	—	—	0	.00*	—	17.50	13	.05(a)	2.55	2.50		2.50		(0.19)		30,918	129
10-31-04	14.41	(0.15)		1.22	1.07	—	—	—	—	—		—	15.48	7.43		2.42	2.50		2.50		(0.87)		35,784	101
Class I
04-30-09	16.92	0.12		3.35	3.47	—	—	—	—	—		—	20.39	20.51		1.18	1	.18†	1	.18†	1	.26†	6,597	38
10-31-08	28.57	0.22		(11.59)	(11.37)	0.28	—	—	0.28	—		—	16.92	(40.13)		1.22	1	.22†	1	.20†	0	.76†	5,794	73
10-31-07	21.73	0.15		6.69	6.84	—	—	—	—	—		—	28.57	31.48		1.25	1.30		1.29		0.67		7,845	66
09-06-06(4)–10-31-06	21.31	(0.11)		0.53	0.42	—	—	—	—	—		—	21.73	1.97		1.27	1.26		1.26		(0.69)		3,010	77
Class Q
04-30-09	19.78	0	.11•	3.92	4.03	—	—	—	—	—		—	23.81	20.37		1.45	1	.45†	1	.45†	1	.05†	3,219	38
10-31-08	33.36	0.13		(13.51)	(13.38)	0.20	—	—	0.20	—		—	19.78	(40.31)		1.47	1	.47†	1	.45†	0	.46†	1,343	73
10-31-07	25.44	0	.08•	7.84	7.92	—	—	—	—	—		—	33.36	31.13		1.50	1.55		1.54		0.29		2,652	66
10-31-06	21.25	0	.18•	4.20	4.38	0.19	—	—	0.19	—		—	25.44	20.75		1.52	1.52		1.51		0.75		2,757	77
10-31-05	18.61	0.15		2.49	2.64	—	—	—	—	0	.00*	—	21.25	14	.19(a)	1.60	1.55		1.55		0.75		4,387	129
10-31-04	17.17	0.01		1.43	1.44	—	—	—	—	—		—	18.61	8.39		1.51	1.59		1.59		0.05		4,223	101

ING Asia-Pacific Real Estate Fund
Class A
04-30-09	4.51	0.06		(0.44)	(0.38)	0.07	—	—	0.07	—		—	4.06	(8.50)		5.46	1	.78†	1	.78†	2	.80†	2,282	30
11-01-07(4)–10-31-08	10.00	0.11		(5.50)	(5.39)	0.10	—	—	0.10	—		—	4.51	(54.27)		4.14	1.75		1.75		1.54		3,144	81
Class B
04-30-09	4.50	0.04		(0.44)	(0.40)	0.06	—	—	0.06	—		—	4.04	(8.96)		6.21	2	.53†	2	.53†	2	.07†	17	30
11-01-07(4)–10-31-08	10.00	0.07		(5.51)	(5.44)	0.06	—	—	0.06	—		—	4.50	(54.63)		4.89	2.50		2.50		1.15		18	81
Class C
04-30-09	4.50	0	.04•	(0.43)	(0.39)	0.05	—	—	0.05	—		—	4.06	(8.80)		6.21	2	.53†	2	.53†	1	.85†	545	30
11-01-07(4)–10-31-08	10.00	0	.06•	(5.50)	(5.44)	0.06	—	—	0.06	—		—	4.50	(54.62)		4.89	2.50		2.50		1.12		3,532	81
Class I
04-30-09	4.50	0.05		(0.43)	(0.38)	0.08	—	—	0.08	—		—	4.04	(8.49)		5.21	1	.53†	1	.53†	2	.55†	0 **	30
11-01-07(4)–10-31-08	10.00	0.13		(5.51)	(5.38)	0.12	—	—	0.12	—		—	4.50	(54.25)		3.89	1.50		1.50		1.77		0 **	81

ING Disciplined International SmallCap Fund
Class A
04-30-09	5.47	0	.06•	(0.04)	0.02	0.19	—	—	0.19	—		—	5.30	0.30		1.20	1.20		1.20		2.24		74	55
10-31-08	12.09	0	.18•	(6.55)	(6.37)	0.06	0.19	—	0.25	—		—	5.47	(53.65)		1.13	1.13		1.13		1.96		73	148
12-20-06(4)–10-31-07	10.00	0	.14•	1.95	2.09	—	—	—	—	—		—	12.09	20.90		1.11	1.11		1.11		1.37		69	116

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited) (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																			Supplemental
		operations				Less distributions										Ratios to average net assets					Data
	Net
	asset			Net									Net				Expenses net of
	value,			realized	Total								asset			Expenses	fee waivers	Expenses net of			Net assets,
	beginning	Net		and	from	From net						Redemption	value,			before	and/or	all	Net investment		end	Portfolio
	of year	investment		unrealized	investment	investment	From net	From return of	Total	Payment		fees applied	end of	Total		reductions/	recoupments,	reductions/	income		of year or	turnover
	or period	income (loss)		gain (loss)	operations	income	realized gains	capital	distributions	by affiliate		to capital	year or period	Return(1)		additions(2)	if any(2)(3)	additions(2)(3)	(loss)(2)(3)		period	rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	($)	(%)		(%)	(%)	(%)	(%)		($000’s)	(%)
ING Disciplined International SmallCap Fund (continued)
Class B
04-30-09	5.42	0	.07•	(0.09)	(0.02)	0.07	—	—	0.07	—		—	5.33	(0.32)		1.95	1.95	1.95	2.90		8	55
10-31-08	12.02	0	.10•	(6.50)	(6.40)	0.01	0.19	—	0.20	—		—	5.42	(54.04)		1.88	1.88	1.88	1.13		3	148
12-20-06(4)–10-31-07	10.00	0	.06•	1.96	2.02	—	—	—	—	—		—	12.02	20.20		1.86	1.86	1.86	0.67		5	116
Class C
04-30-09	5.42	0	.03•	(0.01)	0.02	0.18	—	—	0.18	—		—	5.26	0.34		1.95	1.95	1.95	1.40		77	55
10-31-08	12.02	0	.03•	(6.43)	(6.40)	0.01	0.19	—	0.20	—		—	5.42	(54.04)		1.88	1.88	1.88	0.34		70	148
12-20-06(4)–10-31-07	10.00	0	.02•	2.00	2.02	—	—	—	—	—		—	12.02	20.20		1.86	1.86	1.86	0.25		55	116
Class I
04-30-09	5.49	0.07		(0.03)	0.04	0.21	—	—	0.21	—		—	5.32	0.68		0.85	0.85	0.85	2.70		233,506	55
10-31-08	12.13	0	.20•	(6.58)	(6.38)	0.07	0.19	—	0.26	—		—	5.49	(53.58)		0.83	0.83	0.83	2.11		219,657	148
12-20-06(4)–10-31-07	10.00	0	.13•	2.00	2.13	—	—	—	—	—		—	12.13	21.30		0.86	0.86	0.86	1.29		465,657	116

ING Emerging Countries Fund
Class A
04-30-09	16.04	(0	.00)*	1.86	1.86	0.50	—	—	0.50	0.08		—	17.48	12	.41(h)	2.40	2.09	2.09	(0	.00)*	57,898	82
10-31-08	41.48	0.71		(24.59)	(23.88)	0.45	1.11	—	1.56	—		—	16.04	(59.64)		2.10	1.96	1.94	1.86		60,207	177
10-31-07	29.62	0.47		11.82	12.29	0.43	—	—	0.43	—		—	41.48	41.93		1.99	1.89	1.86	1.42		197,307	51
10-31-06	23.60	0.48		5.68	6.16	—	0.14	—	0.14	—		—	29.62	26.19		2.02	1.92	1.91	1.80		123,219	35
10-31-05	19.40	0.19		3.98	4.17	0.02	—	—	0.02	0.05		—	23.60	21	.76(d)	2.09	2.00	2.00	0.91		87,143	124
10-31-04	17.32	0.09		2.08	2.17	0.09	—	—	0.09	0	.00*	—	19.40	12	.58(c)	2.10	2.20	2.20	0.41		67,282	88
Class B
04-30-09	15.73	(0	.05)•	1.81	1.76	0.17	—	—	0.17	0.08		—	17.40	11	.81(h)	3.05	2.84	2.84	(0.70)		3,770	82
10-31-08	40.67	0	.36•	(24.05)	(23.69)	0.14	1.11	—	1.25	—		—	15.73	(59.94)		2.75	2.71	2.69	1.10		4,312	177
10-31-07	29.04	0	.24•	11.57	11.81	0.18	—	—	0.18	—		—	40.67	40.85		2.64	2.64	2.61	0.67		16,648	51
10-31-06	23.17	0	.28•	5.59	5.87	—	—	—	—	—		—	29.04	25.33		2.67	2.67	2.66	1.06		13,575	35
10-31-05	19.17	0.04		3.91	3.95	—	—	—	—	0.05		—	23.17	20	.87(d)	2.74	2.74	2.74	0.14		12,562	124
10-31-04	17.15	(0.04)		2.06	2.02	—	—	—	—	0	.00*	—	19.17	11	.78(c)	2.75	2.85	2.85	(0.30)		12,581	88
Class C
04-30-09	14.82	(0	.05)•	1.72	1.67	0.22	—	—	0.22	0.07		—	16.34	11	.87(h)	3.05	2.84	2.84	(0.74)		13,739	82
10-31-08	38.45	0	.34•	(22.65)	(22.31)	0.21	1.11	—	1.32	—		—	14.82	(59.92)		2.75	2.71	2.69	1.11		14,586	177
10-31-07	27.53	0.20		10.97	11.17	0.25	—	—	0.25	—		—	38.45	40.82		2.64	2.64	2.61	0.65		53,885	51
10-31-06	22.04	0.25		5.31	5.56	0.07	—	—	0.07	—		—	27.53	25.29		2.67	2.67	2.66	1.12		35,847	35
10-31-05	18.24	0.03		3.72	3.75	—	—	—	—	0.05		—	22.04	20	.83(d)	2.74	2.74	2.74	0.25		20,985	124
10-31-04	16.32	(0.03)		1.95	1.92	—	—	—	—	0	.00*	—	18.24	11	.76(c)	2.75	2.85	2.85	(0.20)		9,680	88
Class I
04-30-09	16.11	0.03		1.86	1.89	0.63	—	—	0.63	0.08		—	17.45	12	.65(h)	1.94	1.73	1.73	0.33		20,980	82
10-31-08	41.63	0	.56•	(24.40)	(23.84)	0.57	1.11	—	1.68	—		—	16.11	(59.48)		1.67	1.63	1.61	1.79		18,429	177
10-31-07	29.72	0.55		11.90	12.45	0.54	—	—	0.54	—		—	41.63	42.41		1.56	1.56	1.53	1.71		41,551	51
12-21-05(4)–10-31-06	25.52	0	.65•	3.55	4.20	—	—	—	—	—		—	29.72	16.46		1.55	1.55	1.54	2.73		23,456	35
Class Q
04-30-09	16.65	0	.01•	1.92	1.93	0.50	—	—	0.50	0.08		—	18.16	12	.43(h)	2.19	1.98	1.98	0.12		5,076	82
10-31-08	42.92	0.91		(25.58)	(24.67)	0.49	1.11	—	1.60	—		—	16.65	(59.53)		1.92	1.88	1.86	1.98		5,120	177
10-31-07	30.62	0.44		12.31	12.75	—	0.45	—	0.45	—		—	42.92	42.05		1.81	1.81	1.78	1.49		21,253	51
10-31-06	24.38	0	.59•	5.81	6.40	—	0.16	—	0.16	—		—	30.62	26.37		1.80	1.80	1.79	2.09		10,700	35
10-31-05	20.03	0.26		4.07	4.33	0.03	—	—	0.03	0.05		—	24.38	21	.89(d)	1.85	1.85	1.85	1.12		10,776	124
10-31-04	17.89	0.09		2.17	2.26	0.12	—	—	0.12	0	.00*	—	20.03	12	.70(c)	2.00	2.10	2.10	0.36		8,929	88

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited) (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																				Supplemental
		operations				Less distributions									Ratios to average net assets							Data
	Net
	asset			Net								Net				Expenses net of
	value,			realized	Total							asset			Expenses	fee waivers		Expenses net of				Net assets,
	beginning	Net		and	from	From net					Redemption	value,			before	and/or		all		Net investment		end	Portfolio
	of year	investment		unrealized	investment	investment	From net	From return of	Total	Payment	fees applied	end of	Total		reductions/	recoupments,		reductions/		income		of year or	turnover
	or period	income (loss)		gain (loss)	operations	income	realized gains	capital	distributions	by affiliate	to capital	year or period	Return(1)		additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING Emerging Countries Fund (continued)
Class W
04-30-09	16.85	0	.02•	1.97	1.99	0.64	—	—	0.64	0.08	—	18.28	12	.69(h)	1.94	1.73		1.73		0.28		25	82
02-12-08(4)–10-31-08	36.18	0	.54•	(19.86)	(19.32)	—	0.01	—	0.01	—	—	16.85	(53.42)		1.67	1.63		1.61		2.48		36	177

ING European Real Estate Fund
Class A
04-30-09	5.33	0.12		(0.61)	(0.49)	0.21	—	—	0.21	—	—	4.63	(9.23)		5.20	1	.75†	1	.75†	5	.45†	2,693	56
11-01-07(4)–10-31-08	10.00	0	.13•	(4.68)	(4.55)	0.12	—	—	0.12	—	—	5.33	(45.92)		4.45	1	.75†	1	.75†	1	.52†	3,157	162
Class B
04-30-09	5.32	0	.13•	(0.65)	(0.52)	0.19	—	—	0.19	—	—	4.61	(9.74)		5.95	2	.50†	2	.50†	6	.13†	14	56
11-01-07(4)–10-31-08	10.00	0	.07•	(4.68)	(4.61)	0.07	—	—	0.07	—	—	5.32	(46.34)		5.20	2	.50†	2	.50†	0	.85†	10	162
Class C
04-30-09	5.30	0.11		(0.61)	(0.50)	0.19	—	—	0.19	—	—	4.61	(9.50)		5.95	2	.50†	2	.50†	4	.77†	42	56
11-01-07(4)–10-31-08	10.00	0.09		(4.72)	(4.63)	0.07	—	—	0.07	—	—	5.30	(46.57)		5.20	2	.50†	2	.50†	1	.13†	48	162
Class I
04-30-09	5.33	0.13		(0.61)	(0.48)	0.22	—	—	0.22	—	—	4.63	(9.05)		4.85	1	.40†	1	.40†	5	.82†	0 **	56
11-01-07(4)–10-31-08	10.00	0	.15•	(4.68)	(4.53)	0.14	—	—	0.14	—	—	5.33	(45.77)		4.20	1	.40†	1	.40†	1	.75†	1	162

ING Foreign Fund
Class A
04-30-09	11.68	0	.05•	(0.99)	(0.94)	0.42	—	—	0.42	—	—	10.32	(8.38)		1.80	1	.70†	1	.70†	1	.00†	91,649	99
10-31-08	23.54	0	.18•	(10.65)	(10.47)	—	1.39	—	1.39	—	—	11.68	(47.01)		1.61	1	.60†	1	.60†	0	.93†	151,246	116
10-31-07	18.56	0.10		5.56	5.66	—	0.68	—	0.68	—	—	23.54	31.32		1.54	1.54		1.54		0.59		349,917	69
10-31-06	14.79	0	.08•	4.05	4.13	—	0.36	—	0.36	—	—	18.56	28.39		1.58	1.65		1.65		0.49		219,819	65
10-31-05	12.38	0.06		2.35	2.41	—	—	—	—	—	—	14.79	19.47		1.66	1.68		1.68		0.53		122,883	81
10-31-04	11.01	0.11		1.44	1.55	0.04	0.04	0.10	0.18	—	—	12.38	14.25		1.95	1.70		1.70		0.37		62,949	141
Class B
04-30-09	11.19	0	.01•	(0.97)	(0.96)	0.27	—	—	0.27	—	—	9.96	(8.82)		2.55	2	.45†	2	.45†	0	.25†	13,350	99
10-31-08	22.78	0	.02•	(10.22)	(10.20)	—	1.39	—	1.39	—	—	11.19	(47.42)		2.36	2	.35†	2	.35†	0	.11†	18,831	116
10-31-07	18.11	(0.03)		5.38	5.35	—	0.68	—	0.68	—	—	22.78	30.35		2.29	2.29		2.29		(0.16)		50,276	69
10-31-06	14.55	(0	.04)•	3.96	3.92	—	0.36	—	0.36	—	—	18.11	27.40		2.33	2.40		2.40		(0.24)		38,136	65
10-31-05	12.26	(0.03)		2.32	2.29	—	—	—	—	—	—	14.55	18.68		2.41	2.43		2.43		(0.23)		22,944	81
10-31-04	10.99	(0	.05)•	1.49	1.44	0.03	0.04	0.10	0.17	—	—	12.26	13.32		2.70	2.45		2.45		(0.46)		11,263	141
Class C
04-30-09	11.21	0	.01•	(0.96)	(0.95)	0.29	—	—	0.29	—	—	9.97	(8.72)		2.55	2	.45†	2	.45†	0	.25†	74,530	99
10-31-08	22.81	0	.03•	(10.24)	(10.21)	—	1.39	—	1.39	—	—	11.21	(47.40)		2.36	2	.35†	2	.35†	0	.14†	102,274	116
10-31-07	18.14	(0.03)		5.38	5.35	—	0.68	—	0.68	—	—	22.81	30.30		2.29	2.29		2.29		(0.14)		232,439	69
10-31-06	14.57	(0	.04)•	3.97	3.93	—	0.36	—	0.36	—	—	18.14	27.43		2.33	2.40		2.40		(0.26)		154,101	65
10-31-05	12.28	(0.03)		2.32	2.29	—	—	—	—	—	—	14.57	18.65		2.41	2.43		2.43		(0.27)		87,877	81
10-31-04	11.01	(0	.04)•	1.48	1.44	0.03	0.04	0.10	0.17	—	—	12.28	13.28		2.70	2.45		2.45		(0.41)		41,424	141
Class I
04-30-09	11.92	0	.07•	(0.99)	(0.92)	0.51	—	—	0.51	—	—	10.49	(8.17)		1.42	1	.32†	1	.32†	1	.32†	53,241	99
10-31-08	23.91	0	.24•	(10.84)	(10.60)	—	1.39	—	1.39	—	—	11.92	(46.82)		1.28	1	.27†	1	.27†	1	.26†	68,020	116
10-31-07	18.78	0.16		5.65	5.81	—	0.68	—	0.68	—	—	23.91	31.76		1.21	1.21		1.21		0.94		108,732	69
10-31-06	14.93	0	.13•	4.08	4.21	—	0.36	—	0.36	—	—	18.78	28.67		1.28	1.35		1.34		0.78		61,248	65
10-31-05	12.45	0.34		2.14	2.48	—	—	—	—	—	—	14.93	19.92		1.34	1.35		1.35		0.97		1,049	81
10-31-04	11.05	0.19		1.39	1.58	0.04	0.04	0.10	0.18	—	—	12.45	14.53		1.50	1.25		1.25		1.58		2,547	141

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited) (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																				Supplemental
		operations				Less distributions									Ratios to average net assets							Data
	Net
	asset			Net									Net			Expenses net of
	value,			realized	Total								asset		Expenses	fee waivers		Expenses net of				Net assets,
	beginning	Net		and	from	From net						Redemption	value,		before	and/or		all		Net investment		end	Portfolio
	of year	investment		unrealized	investment	investment	From net		From return of	Total	Payment	fees applied	end of	Total	reductions/	recoupments,		reductions/		income		of year or	turnover
	or period	income (loss)		gain (loss)	operations	income	realized gains		capital	distributions	by affiliate	to capital	year or period	Return(1)	additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	rate
Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Foreign Fund (continued)
Class Q
04-30-09	11.73	0	.06•	(1.03)	(0.97)	0.15	—		—	0.15	—	—	10.61	(8.37)	1.67	1	.57†	1	.57†	1	.09†	28	99
10-31-08	23.63	0	.18•	(10.69)	(10.51)	—	1.39		—	1.39	—	—	11.73	(47.00)	1.53	1	.52†	1	.52†	0	.94†	66	116
10-31-07	18.61	0	.17•	5.53	5.70	—	0.68		—	0.68	—	—	23.63	31.45	1.45	1.45		1.45		0.82		856	69
10-31-06	14.82	0	.07•	4.08	4.15	—	0.36		—	0.36	—	—	18.61	28.47	1.53	1.60		1.60		0.43		1,196	65
10-31-05	12.40	0.08		2.34	2.42	—	—		—	—	—	—	14.82	19.52	1.59	1.60		1.60		0.53		1,079	81
10-31-04	11.02	0.09		1.46	1.55	0.03	0.04		0.10	0.17	—	—	12.40	14.28	1.85	1.60		1.60		0.34		1,054	141
Class W
04-30-09	12.71	0	.08•	(1.07)	(0.99)	0.51	—		—	0.51	—	—	11.21	(8.19)	1.42	1	.32†	1	.32†	1	.55†	375	99
02-12-08(4)–10-31-08	20.48	0	.27•	(8.04)	(7.77)	—	—		—	—	—	—	12.71	(37.94)	1.28	1	.27†	1	.27†	2	.03†	296	116

ING Greater China Fund
Class A
04-30-09	9.24	(0	.05)•	2.70	2.65	0.71	0.10		—	0.81	—	—	11.08	29.65	2.64	2.12		2.12		(0.97)		23,482	75
10-31-08	24.43	0	.05•	(13.12)	(13.07)	0.06	2.06		—	2.12	—	—	9.24	(57.63)	1.96	1.96		1.96		0.32		20,481	159
10-31-07	12.49	0.07		11.93	12.00	0.06	0	.00*	—	0.06	—	—	24.43	96.41	1.91	1.91		1.91		0.54		73,804	109
12-21-05(4) – 10-31-06	10.00	0.06		2.43	2.49	—	—		—	—	—	—	12.49	24.90	2.64	2.64		2.64		0.75		23,709	108
Class B
04-30-09	9.08	(0	.08)•	2.65	2.57	0.56	0.10		—	0.66	—	—	10.99	29.08	3.39	2.87		2.87		(1.81)		2,384	75
10-31-08	24.14	(0.05)		(12.95)	(13.00)	—	2.06		—	2.06	—	—	9.08	(57.95)	2.71	2.71		2.71		(0.33)		1,901	159
10-31-07	12.42	(0	.03)•	11.79	11.76	0.04	0	.00*	—	0.04	—	—	24.14	94.92	2.66	2.66		2.66		(0.19)		7,414	109
01-06-06(4) – 10-31-06	10.60	0	.05•	1.77	1.82	—	—		—	—	—	—	12.42	17.17	3.39	3.39		3.39		0.47		1,957	108
Class C
04-30-09	9.09	(0	.08)•	2.66	2.58	0.55	0.10		—	0.65	—	—	11.02	29.10	3.39	2.87		2.87		(1.76)		3,472	75
10-31-08	24.16	(0	.09)•	(12.92)	(13.01)	—	2.06		—	2.06	—	—	9.09	(57.94)	2.71	2.71		2.71		(0.52)		2,694	159
10-31-07	12.43	(0	.03)•	11.79	11.76	0.03	0	.00*	—	0.03	—	—	24.16	94.75	2.66	2.66		2.66		(0.20)		12,386	109
01-11-06(4) – 10-31-06	10.67	0	.05•	1.71	1.76	—	—		—	—	—	—	12.43	16.49	3.39	3.39		3.39		0.53		2,124	108
Class I
04-30-09	9.28	(0.01)		2.68	2.67	0.78	0.10		—	0.88	—	—	11.07	29.80	2.20	1.68		1.68		(0.48)		129	75
10-31-08	24.46	0	.16•	(13.18)	(13.02)	0.10	2.06		—	2.16	—	—	9.28	(57.42)	1.70	1.70		1.70		1.02		39	159
10-31-07	12.50	0.11		11.93	12.04	0.08	0	.00*	—	0.08	—	—	24.46	96.81	1.66	1.66		1.66		0.73		52	109
05-08-06(4)–10-31-06	12.84	0.08		(0.42)	(0.34)	—	—		—	—	—	—	12.50	(2.65)	2.39	2.39		2.39		1.47		22	108
Class O
04-30-09	9.26	(0	.04)•	2.67	2.63	0.78	0.10		—	0.88	—	—	11.01	29.42	2.64	2.12		2.12		(0.80)		989	75
06-04-08(4)–10-31-08	16.83	0	.11•	(7.68)	(7.57)	—	—		—	—	—	—	9.26	(44.98)	1.96	1.96		1.96		2.23		206	159

ING Index Plus International Equity Fund
Class A
04-30-09	6.35	0.10		(0.31)	(0.21)	0.23	—		—	0.23	—	—	5.91	(3.47)	1.78	1.16		1.16		3.20		7,870	90
10-31-08	13.95	0	.19•	(6.24)	(6.05)	0.18	1.37		—	1.55	—	—	6.35	(48.51)	1.73	1.30		1.30		1.93		9,446	215
10-31-07	11.68	0	.14•	2.48	2.62	0.08	0.27		—	0.35	—	—	13.95	22.98	1.13	1.16		1.16		1.17		2,233	213
12-21-05(4)–10-31-06	10.00	0	.14•	1.54	1.68	—	—		—	—	—	—	11.68	16.80	1.30	1.15		1.15		1.50		12,513	188
Class B
04-30-09	6.29	0	.07•	(0.31)	(0.24)	0.12	—		—	0.12	—	—	5.93	(3.90)	2.53	1.91		1.91		2.31		1,082	90
10-31-08	13.90	0	.12•	(6.20)	(6.08)	0.16	1.37		—	1.53	—	—	6.29	(48.88)	2.48	2.05		2.05		1.22		1,571	215
10-31-07	11.63	0	.09•	2.51	2.60	0.06	0.27		—	0.33	—	—	13.90	22.85	1.89	1.92		1.92		0.67		734	213
01-12-06(4)–10-31-06	10.43	0	.06•	1.14	1.20	—	—		—	—	—	—	11.63	11.51	2.05	1.90		1.90		0.64		264	188

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited) (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																	Supplemental
		operations				Less distributions									Ratios to average net assets				Data
	Net
	asset			Net									Net			Expenses net of
	value,			realized	Total								asset		Expenses	fee waivers	Expenses net of		Net assets,
	beginning	Net		and	from	From net						Redemption	value,		before	and/or	all	Net investment	end	Portfolio
	of year	investment		unrealized	investment	investment		From net	From return of	Total	Payment	fees applied	end of	Total	reductions/	recoupments,	reductions/	income	of year or	turnover
	or period	income (loss)		gain (loss)	operations	income		realized gains	capital	distributions	by affiliate	to capital	year or period	Return(1)	additions(2)	if any(2)(3)	additions(2)(3)	(loss)(2)(3)	period	rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)

ING Index Plus International Equity Fund (continued)
Class C
04-30-09	6.28	0.08		(0.32)	(0.24)	0.15		—	—	0.15	—	—	5.89	(3.90)	2.53	1.91	1.91	2.49	1,145	90
10-31-08	13.89	0	.12•	(6.20)	(6.08)	0.16		1.37	—	1.53	—	—	6.28	(48.91)	2.48	2.05	2.05	1.16	1,311	215
10-31-07	11.61	0	.09•	2.50	2.59	0.04		0.27	—	0.31	—	—	13.89	22.81	1.89	1.92	1.92	0.69	1,126	213
01-12-06(4)–10-31-06	10.43	0	.08•	1.10	1.18	—		—	—	—	—	—	11.61	11.31	2.05	1.90	1.90	0.87	534	188
Class I
04-30-09	6.42	0.10		(0.29)	(0.19)	0.32		—	—	0.32	—	—	5.91	(3.28)	1.03	0.91	0.91	3.46	46,986	90
10-31-08	14.06	0	.29•	(6.32)	(6.03)	0.24		1.37	—	1.61	—	—	6.42	(48.12)	1.05	0.62	0.62	2.80	54,838	215
10-31-07	11.70	0.20		2.55	2.75	0.12		0.27	—	0.39	—	—	14.06	24.14	0.84	0.87	0.87	1.78	118,924	213
12-21-05(4)–10-31-06	10.00	0	.16•	1.54	1.70	—		—	—	—	—	—	11.70	17.00	1.05	0.90	0.90	1.69	78,581	188
Class O
04-30-09	6.31	0.10		(0.30)	(0.20)	0.24		—	—	0.24	—	—	5.87	(3.35)	1.78	1.16	1.16	3.26	37,543	90
11-12-07(4)–10-31-08	13.09	0	.19•	(5.36)	(5.17)	0.24		1.37	—	1.61	—	—	6.31	(45.16)	1.73	1.30	1.30	2.03	41,539	215

ING International Capital Appreciation Fund
Class A
04-30-09	6.70	0	.03•	0.35	0.38	0.11		—	—	0.11	—	—	6.97	5.75	1.76	1.52	1.50	0.88	647	49
10-31-08	14.86	0.12		(7.64)	(7.52)	0.14		0.50	—	0.64	—	—	6.70	(52.69)	1.41	1.46	1.46	0.73	1,612	83
10-31-07	11.39	0	.01•	3.76	3.77	0.05		0.25	—	0.30	—	—	14.86	33.89	1.48	1.50	1.50	0.08	4,592	71
12-21-05(4)–10-31-06	10.00	0.04		1.35	1.39	—		—	—	—	—	—	11.39	13.90	1.84	1.50	1.50	0.32	3,677	91
Class B
04-30-09	6.58	0	.01•	0.33	0.34	—		—	—	—	—	—	6.92	5.17	2.51	2.27	2.25	0.19	112	49
10-31-08	14.67	(0	.01)•	(7.47)	(7.48)	0.11		0.50	—	0.61	—	—	6.58	(53.01)	2.16	2.21	2.21	(0.11)	278	83
10-31-07	11.33	(0.09)		3.71	3.62	0.03		0.25	—	0.28	—	—	14.67	32.67	2.23	2.25	2.25	(0.88)	943	71
01-09-06(4)–10-31-06	10.42	(0	.04)•	0.95	0.91	—		—	—	—	—	—	11.33	8.73	2.59	2.25	2.25	(0.43)	66	91
Class C
04-30-09	6.60	0	.01•	0.32	0.33	—		—	—	—	—	—	6.93	5.00	2.51	2.27	2.25	0.34	316	49
10-31-08	14.71	0	.00•,**	(7.50)	(7.50)	0.11		0.50	—	0.61	—	—	6.60	(52.99)	2.16	2.21	2.21	0.01	354	83
10-31-07	11.35	(0.12)		3.73	3.61	0	.00•	0.25	—	0.25	—	—	14.71	32.45	2.23	2.25	2.25	(0.97)	971	71
01-24-06(4)–10-31-06	10.28	(0.03)		1.10	1.07	—		—	—	—	—	—	11.35	10.41	2.59	2.25	2.25	(0.50)	65	91
Class I
04-30-09	6.73	0.06		0.32	0.38	0.17		—	—	0.17	—	—	6.94	5.76	1.34	1.10	1.08	1.61	47,753	49
10-31-08	14.90	0.17		(7.67)	(7.50)	0.17		0.50	—	0.67	—	—	6.73	(52.48)	1.08	1.13	1.13	1.09	47,918	83
10-31-07	11.43	0	.06•	3.75	3.81	0.09		0.25	—	0.34	—	—	14.90	34.14	1.13	1.15	1.15	0.47	140,901	71
12-21-05(4)–10-31-06	10.00	0.02		1.41	1.43	—		—	—	—	—	—	11.43	14.30	1.56	1.22	1.22	0.39	47,200	91

ING International Equity Dividend Fund
Class A
04-30-09	5.36	0.07		(0.42)	(0.35)	0.04		—	—	0.04	—	—	4.97	(6.50)	1.80	1.40	1.40	2.93	948	41
10-31-08	10.57	0.38		(5.18)	(4.80)	0.34		0.04	0.03	0.41	—	—	5.36	(46.79)	1.63	1.40	1.40	4.02	1,521	66
06-28-07(4)–10-31-07	10.00	0	.06•	0.51	0.57	—		—	—	—	—	—	10.57	5.70	1.64	1.40	1.40	1.81	4,122	7
Class B
04-30-09	5.35	0.05		(0.42)	(0.37)	0.02		—	—	0.02	—	—	4.96	(6.85)	2.55	2.15	2.15	2.21	126	41
10-31-08	10.55	0	.29•	(5.15)	(4.86)	0.27		0.04	0.03	0.34	—	—	5.35	(47.19)	2.38	2.15	2.15	3.43	165	66
06-28-07(4)–10-31-07	10.00	0	.03•	0.52	0.55	—		—	—	—	—	—	10.55	5.50	2.39	2.15	2.15	1.09	239	7
Class C
04-30-09	5.35	0.05		(0.42)	(0.37)	0.02		—	—	0.02	—	—	4.96	(6.84)	2.55	2.15	2.15	2.30	687	41
10-31-08	10.55	0	.28•	(5.14)	(4.86)	0.27		0.04	0.03	0.34	—	—	5.35	(47.20)	2.38	2.15	2.15	3.25	730	66
06-28-07(4)–10-31-07	10.00	0	.03•	0.52	0.55	—		—	—	—	—	—	10.55	5.50	2.39	2.15	2.15	1.08	1,334	7

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited) (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																					Supplemental
		operations				Less distributions										Ratios to average net assets							Data
	Net
	asset			Net									Net				Expenses net of
	value,			realized	Total								asset			Expenses	fee waivers		Expenses net of				Net assets,
	beginning	Net		and	from	From net					Redemption		value,			before	and/or		all		Net investment		end	Portfolio
	of year	investment		unrealized	investment	investment	From net	From return of	Total	Payment	fees applied		end of	Total		reductions/	recoupments,		reductions/		income		of year or	turnover
	or period	income (loss)		gain (loss)	operations	income	realized gains	capital	distributions	by affiliate	to capital		year or period	Return(1)		additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)		($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING International Equity Dividend Fund (continued)
Class I
04-30-09	5.36	0.08		(0.42)	(0.34)	0.05	—	—	0.05	—	—		4.97	(6.29)		1.39	0.99		0.99		3.34		21,063	41
10-31-08	10.58	0	.36•	(5.14)	(4.78)	0.37	0.04	0.03	0.44	—	—		5.36	(46.64)		1.29	1.06		1.06		4.22		33,612	66
06-28-07(4)–10-31-07	10.00	0	.07•	0.51	0.58	—	—	—	—	—	—		10.58	5.80		1.39	1.15		1.15		1.95		55,611	7
Class W
04-30-09	5.36	0	.09•	(0.42)	(0.33)	0.03	—	—	0.03	—	—		5.00	(6.14)		1.55	1.15		1.15		3.63		20	41
02-12-08(4)–10-31-08	8.86	0	.22•	(3.41)	(3.19)	0.29	—	0.02	0.31	—	—		5.36	(37.11)		1.29	1.06		1.06		4.06		12	66

ING International Growth Opportunities Fund
Class A
04-30-09	5.89	0.03		0.18	0.21	0.01	—	—	0.01	0.03	—		6.12	4	.12(i)	2.03	1	.70†	1	.70†	0	.89†	21,663	75
10-31-08	15.61	0.07		(7.47)	(7.40)	0.02	2.30	—	2.32	—	—		5.89	(55.03)		1.74	1.74		1.74		0.45		25,104	146
10-31-07	13.20	0.03		3.67	3.70	0.15	1.14	—	1.29	—	—		15.61	30.37		1.65	1	.65†	1	.65†	0	.23†	64,631	130
10-31-06	10.97	0.12		2.28	2.40	0.17	—	—	0.17	—	—		13.20	22.12		1.65	1.65		1.65		0.96		58,697	173
10-31-05	9.78	0.10		1.18	1.28	0.10	—	—	0.10	0.01	—		10.97	13	.30(e)	1.65	1.65		1.65		0.94		51,193	116
10-31-04	8.48	0.09		1.22	1.31	0.01	—	—	0.01	—	0	.00*	9.78	15.49		1.64	0	.00*	1.68		0.78		47,551	90
Class B
04-30-09	5.56	0.01		0.18	0.19	—	—	—	—	0.02	—		5.77	3	.78(i)	2.78	2	.45†	2	.45†	0	.13†	3,451	75
10-31-08	14.96	(0	.04)•	(7.06)	(7.10)	—	2.30	—	2.30	—	—		5.56	(55.41)		2.49	2.49		2.49		(0.38)		4,476	146
10-31-07	12.69	(0	.07)•	3.53	3.46	0.05	1.14	—	1.19	—	—		14.96	29.42		2.40	2	.40†	2	.40†	(0	.51)†	17,311	130
10-31-06	10.55	0	.03•	2.20	2.23	0.09	—	—	0.09	—	—		12.69	21.23		2.40	2.40		2.40		0.22		16,822	173
10-31-05	9.43	0.02		1.14	1.16	0.05	—	—	0.05	0.01	—		10.55	12	.41(e)	2.40	2.40		2.40		0.19		16,338	116
10-31-04	8.22	(0	.00)*	1.21	1.21	—	—	—	—	—	—		9.43	14.72		2.39	2.43		2.43		(0.02)		15,069	90
Class C
04-30-09	5.57	0.01		0.18	0.19	—	—	—	—	0.02	—		5.78	3	.77(i)	2.78	2	.45†	2	.45†	0	.15†	5,740	75
10-31-08	14.97	(0.04)		(7.06)	(7.10)	—	2.30	—	2.30	—	—		5.57	(55.36)		2.49	2.49		2.49		(0.30)		6,657	146
10-31-07	12.70	(0.07)		3.54	3.47	0.06	1.14	—	1.20	—	—		14.97	29.46		2.40	2	.40†	2	.40†	(0	.52)†	19,104	130
10-31-06	10.55	0.04		2.19	2.23	0.08	—	—	0.08	—	—		12.70	21.25		2.40	2.40		2.40		0.21		15,918	173
10-31-05	9.42	0.03		1.13	1.16	0.04	—	—	0.04	0.01	—		10.55	12	.46(e)	2.40	2.40		2.40		0.18		15,008	116
10-31-04	8.22	(0	.00)*	1.20	1.20	—	—	—	—	—	—		9.42	14.60		2.39	2.43		2.43		(0.04)		16,230	90
Class I
04-30-09	5.88	0.04		0.20	0.24	0.04	—	—	0.04	0.03	—		6.11	4	.57(i)	1.66	1	.33†	1	.33†	1	.12†	5,791	75
10-31-08	15.57	0	.09•	(7.43)	(7.34)	0.05	2.30	—	2.35	—	—		5.88	(54.86)		1.25	1.37		1.37		0.87		16,964	146
10-31-07	13.16	0	.06•	3.70	3.76	0.21	1.14	—	1.35	—	—		15.57	31.02		1.37	1	.28†	1	.28†	0	.46†	10,251	130
10-31-06	10.94	0	.15•	2.29	2.44	0.22	—	—	0.22	—	—		13.16	22.56		1.28	1.25		1.25		1.27		13,354	173
10-31-05	9.76	0.14		1.18	1.32	0.15	—	—	0.15	0.01	—		10.94	13	.73(e)	1.26	1.26		1.26		1.34		23,452	116
10-31-04	8.45	0.09		1.25	1.34	0.03	—	—	0.03	—	—		9.76	15.94		1.22	1.26		1.26		1.13		17,211	90
Class Q
04-30-09	5.83	0.03		0.19	0.22	0.02	—	—	0.02	0.03	—		6.06	4	.38(i)	1.87	1	.54†	1	.54†	1	.05†	9,905	75
10-31-08	15.47	0.09		(7.39)	(7.30)	0.04	2.30	—	2.34	—	—		5.83	(54.96)		1.62	1.50		1.50		0.68		9,986	146
10-31-07	13.10	0.05		3.64	3.69	0.18	1.14	—	1.32	—	—		15.47	30.55		1.52	1	.52†	1	.52†	0	.40†	32,532	130
10-31-06	10.89	0.14		2.27	2.41	0.20	—	—	0.20	—	—		13.10	22.38		1.50	1.50		1.50		1.19		27,114	173
10-31-05	9.72	0.08		1.20	1.28	0.12	—	—	0.12	0.01	—		10.89	13	.41(e)	1.51	1.51		1.51		1.00		14,544	116
10-31-04	8.43	0.06		1.25	1.31	0.02	—	—	0.02	—	—		9.72	15.61		1.56	1.60		1.60		0.73		7,274	90

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited) (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																						Supplemental
		operations				Less distributions											Ratios to average net assets							Data
	Net
	asset			Net										Net				Expenses net of
	value,			realized	Total									asset			Expenses	fee waivers		Expenses net of				Net assets,
	beginning	Net		and	from	From net							Redemption	value,			before	and/or		all		Net investment		end	Portfolio
	of year	investment		unrealized	investment	investment		From net	From return of	Total		Payment	fees applied	end of	Total		reductions/	recoupments,		reductions/		income		of year or	turnover
	or period	income (loss)		gain (loss)	operations	income		realized gains	capital	distributions		by affiliate	to capital	year or period	Return(1)		additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING International Real Estate Fund
Class A
04-30-09	6.91	0.10		(0.83)	(0.73)	0.08		—	—	0.08		—	—	6.10	(10.59)		1.71	1	.50†	1	.50†	3	.42†	65,862	23
10-31-08	14.56	0.33		(7.43)	(7.10)	0.36		—	0.19	0.55		—	—	6.91	(50.31)		1.48	1	.50†	1	.50†	1	.76†	89,623	46
10-31-07	11.63	0	.13•	3.14	3.27	0.34		—	—	0.34		—	—	14.56	28.49		1.51	1.50		1.50		0.99		271,425	44
02-28-06(4)–10-31-06	10.00	0	.09•	1.60	1.69	0.06		—	—	0.06		—	—	11.63	16.94		2.01	1.50		1.50		1.33		49,798	29
Class B
04-30-09	6.88	0.08		(0.84)	(0.76)	0.05		—	—	0.05		—	—	6.07	(10.98)		2.46	2	.25†	2	.25†	2	.70†	2,965	23
10-31-08	14.50	0.25		(7.41)	(7.16)	0.27		—	0.19	0.46		—	—	6.88	(50.72)		2.23	2	.25†	2	.25†	1	.00†	4,004	46
10-31-07	11.59	0	.03•	3.14	3.17	0.26		—	—	0.26		—	—	14.50	27.69		2.26	2.25		2.25		0.25		11,819	44
02-28-06(4)–10-31-06	10.00	0	.04•	1.59	1.63	0.04		—	—	0.04		—	—	11.59	16.38		2.76	2.25		2.25		0.51		1,639	29
Class C
04-30-09	6.88	0.09		(0.85)	(0.76)	0.05		—	—	0.05		—	—	6.07	(11.02)		2.46	2	.25†	2	.25†	2	.63†	20,767	23
10-31-08	14.49	0.29		(7.44)	(7.15)	0.27		—	0.19	0.46		—	—	6.88	(50.69)		2.23	2	.25†	2	.25†	1	.00†	36,661	46
10-31-07	11.59	0	.03•	3.13	3.16	0.26		—	—	0.26		—	—	14.49	27.58		2.26	2.25		2.25		0.24		121,529	44
02-28-06(4)–10-31-06	10.00	0	.04•	1.59	1.63	0.04		—	—	0.04		—	—	11.59	16.31		2.76	2.25		2.25		0.54		17,075	29
Class I
04-30-09	6.92	0.11		(0.84)	(0.73)	0.09		—	—	0.09		—	—	6.10	(10.54)		1.24	1	.24†	1	.24†	3	.83†	295,782	23
10-31-08	14.58	0	.23•	(7.31)	(7.08)	0.39		—	0.19	0.58		—	—	6.92	(50.14)		1.16	1	.18†	1	.18†	2	.22†	290,227	46
10-31-07	11.64	0	.16•	3.15	3.31	0.37		—	—	0.37		—	—	14.58	28.80		1.26	1.25		1.25		1.22		127,029	44
02-28-06(4)–10-31-06	10.00	0	.08•	1.63	1.71	0.07		—	—	0.07		—	—	11.64	17.23		1.76	1.25		1.25		1.09		22,336	29
Class W
04-30-09	6.91	0.11		(0.83)	(0.72)	0.09		—	—	0.09		—	—	6.10	(10.41)		1.24	1	.24†	1	.24†	3	.91†	578	23
02-12-08(4)–10-31-08	11.48	0	.17•	(4.59)	(4.42)	0.10		—	0.05	0.15		—	—	6.91	(38.91)		1.18	1	.20†	1	.20†	2	.45†	307	46

ING International SmallCap Multi-Manager Fund
Class A
04-30-09	22.73	0	.13•	0.41	0.54	0.71		—	—	0.71		0.08	—	22.64	2	.75(j)	2.02	1	.89†	1	.89†	1	.23†	138,264	39
10-31-08	66.43	0.65		(36.15)	(35.50)	0.32		7.88	—	8.20		—	—	22.73	(59.84)		1.70	1.70		1.70		1.27		160,896	84
10-31-07	47.15	0.31		19.25	19.56	0.28		—	—	0.28		—	—	66.43	41.67		1.60	1.60		1.60		0.67		523,535	93
10-31-06	37.75	0.29		9.44	9.73	0.33		—	—	0.33		—	—	47.15	25.91		1.66	1.66		1.66		0.67		243,020	85
10-31-05	29.27	0	.33•	8.05	8.38	—		—	—	—		0.10	—	37.75	28	.97(g)	1.74	1.74		1.74		0.98		173,612	124
10-31-04	25.37	0.02		3.86	3.88	0	.00*	—	—	0	.00*	0.02	—	29.27	15	.39(f)	1.72	1.75		1.75		0.07		154,658	106
Class B
04-30-09	23.48	0	.06•	0.39	0.45	0.17		—	—	0.17		0.08	—	23.84	2	.27(j)	2.67	2	.54†	2	.54†	0	.53†	7,906	39
10-31-08	68.31	0	.21•	(37.16)	(36.95)	—		7.88	—	7.88		—	—	23.48	(60.10)		2.35	2.35		2.35		0.45		11,892	84
10-31-07	48.53	0	.00•,*	19.78	19.78	—		—	—	—		—	—	68.31	40.76		2.25	2.25		2.25		0	.00*	65,619	93
10-31-06	38.83	(0	.01)•	9.75	9.74	0.04		—	—	0.04		—	—	48.53	25.10		2.31	2.31		2.31		(0.03)		58,469	85
10-31-05	30.30	0	.10•	8.33	8.43	—		—	—	—		0.10	—	38.83	28	.15(g)	2.39	2.39		2.39		0.29		57,131	124
10-31-04	26.43	(0.19)		4.04	3.85	—		—	—	—		0.02	—	30.30	14	.64(f)	2.37	2.40		2.40		(0.60)		58,318	106
Class C
04-30-09	21.15	0	.06•	0.38	0.44	0.42		—	—	0.42		0.07	—	21.24	2	.41(j)	2.67	2	.54†	2	.54†	0	.59†	25,667	39
10-31-08	62.48	0.34		(33.79)	(33.45)	—		7.88	—	7.88		—	—	21.15	(60.11)		2.35	2.35		2.35		0.58		29,760	84
10-31-07	44.39	0	.00•,*	18.09	18.09	0	.00*	—	—	0	.00*	—	—	62.48	40.76		2.25	2.25		2.25		0.01		104,274	93
10-31-06	35.59	(0	.00)*	8.91	8.91	0.11		—	—	0.11		—	—	44.39	25.09		2.31	2.31		2.31		(0.01)		65,534	85
10-31-05	27.77	0	.10•	7.62	7.72	—		—	—	—		0.10	—	35.59	28	.16(g)	2.39	2.39		2.39		0.30		52,420	124
10-31-04	24.23	(0.17)		3.70	3.53	—		—	—	—		0.01	—	27.77	14	.61(f)	2.37	2.40		2.40		(0.60)		47,793	106

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited) (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																						Supplemental
		operations				Less distributions											Ratios to average net assets							Data
	Net
	asset			Net										Net				Expenses net of
	value,			realized	Total									asset			Expenses	fee waivers		Expenses net of				Net assets,
	beginning	Net		and	from	From net							Redemption	value,			before	and/or		all		Net investment		end	Portfolio
	of year	investment		unrealized	investment	investment	From net	From return of		Total	Payment		fees applied	end of	Total		reductions/	recoupments,		reductions/		income		of year or	turnover
	or period	income (loss)		gain (loss)	operations	income	realized gains	capital		distributions	by affiliate		to capital	year or period	Return(1)		additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)		($)	($)		($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING International SmallCap Multi-Manager Fund (continued)
Class I
04-30-09	22.85	0	.19•	0.42	0.61	0.91	—	—		0.91	0.08		—	22.63	3	.04(j)	1.54	1	.41†	1	.41†	1	.83†	104,291	39
10-31-08	66.72	0.78		(36.25)	(35.47)	0.52	7.88	—		8.40	—		—	22.85	(59.66)		1.29	1.29		1.29		1.71		139,213	84
10-31-07	47.35	0.60		19.25	19.85	0.48	—	—		0.48	—		—	66.72	42.24		1.20	1.20		1.20		1.12		376,737	93
12-21-05(4)–10-31-06	40.64	0	.39•	6.32	6.71	—	—	—		—	—		—	47.35	16.51		1.20	1.20		1.20		1.02		137,184	85
Class O
04-30-09	22.75	0.20		0.36	0.56	0.90	—	—		0.90	0.08		—	22.49	2	.87(j)	1.92	1	.79†	1	.79†	1	.68†	230	39
06-04-08(4)–10-31-08	47.28	0	.18•	(24.71)	(24.53)	—	—	—		—	—		—	22.75	(51.88)		1.60	1.60		1.60		1.39		62	84
Class Q
04-30-09	24.74	0	.17•	0.47	0.64	0.76	—	—		0.76	0.08		—	24.70	2	.92(j)	1.79	1	.66†	1	.66†	1	.47†	22,842	39
10-31-08	71.41	0.79		(39.21)	(38.42)	0.37	7.88	—		8.25	—		—	24.74	(59.78)		1.54	1.54		1.54		1.47		43,443	84
10-31-07	50.65	0.48		20.62	21.10	0.34	—	—		0.34	—		—	71.41	41.87		1.45	1.45		1.45		0.81		131,142	93
10-31-06	40.53	0.37		10.16	10.53	0.41	—	—		0.41	—		—	50.65	26.14		1.48	1.48		1.48		0.83		82,245	85
10-31-05	31.34	0	.43•	8.66	9.09	—	—	—		—	0.10		—	40.53	29	.32(g)	1.49	1.49		1.49		1.18		57,846	124
10-31-04	27.11	0.10		4.13	4.23	0.01	—	—		0.01	0.01		—	31.34	15	.66(f)	1.47	1.50		1.50		0.28		61,166	106
Class W
04-30-09	26.83	0	.22•	0.49	0.71	0.92	—	—		0.92	0.09		—	26.71	3	.04(j)	1.54	1	.41†	1	.41†	1	.75†	8,162	39
02-12-08(4)–10-31-08	50.70	0	.50•	(24.37)	(23.87)	—	—	—		—	—		—	26.83	(47.08)		1.29	1.29		1.29		1.80		10,366	84

ING International Value Fund
Class A
04-30-09	11.13	0.08		(0.19)	(0.11)	0.34	1.52	—		1.86	0	.00*	—	9.16	(1.31)		1.74	1	.74†	1	.74†	1	.72†	703,528	43
10-31-08	23.15	0.39		(8.83)	(8.44)	0.23	3.35	—		3.58	—		—	11.13	(42.58)		1.58	1	.58†	1	.57†	1	.95†	931,162	23
10-31-07	21.52	0	.24•	3.73	3.97	0.20	2.14	—		2.34	—		—	23.15	19.87		1.59	1.59		1.59		1.08		2,136,218	32
10-31-06	18.33	0	.18•	4.58	4.76	0.16	1.41	—		1.57	—		—	21.52	27.64		1.60	1.60		1.60		0.90		1,995,027	25
10-31-05	16.90	0.17		2.28	2.45	0.22	0.80	0	.00*	1.02	—		—	18.33	15	.06(a)	1.60	1.60		1.60		0.88		1,732,332	21
10-31-04	13.71	0.13		3.15	3.28	0.09	—	—		0.09	—		—	16.90	24.03		1.61	1.61		1.61		0.79		1,869,868	29
Class B
04-30-09	10.88	0.10		(0.25)	(0.15)	0.16	1.52	—		1.68	0	.00*	—	9.05	(1.78)		2.44	2	.44†	2	.44†	0	.83†	53,479	43
10-31-08	22.64	0	.19•	(8.58)	(8.39)	0.02	3.35	—		3.37	—		—	10.88	(43.00)		2.28	2	.28†	2	.27†	1	.12†	85,873	23
10-31-07	21.07	0	.08•	3.66	3.74	0.03	2.14	—		2.17	—		—	22.64	19.03		2.29	2.29		2.29		0.39		301,705	32
10-31-06	17.95	0	.04•	4.50	4.54	0.01	1.41	—		1.42	—		—	21.07	26.81		2.30	2.30		2.30		0.20		368,952	25
10-31-05	16.58	0.05		2.23	2.28	0.11	0.80	0	.00*	0.91	—		—	17.95	14	.21(a)	2.30	2.30		2.30		0.17		411,071	21
10-31-04	13.45	0.02		3.11	3.13	—	—	—		—	—		—	16.58	23.27		2.31	2.31		2.31		0.09		454,952	29
Class C
04-30-09	10.79	0.05		(0.19)	(0.14)	0.23	1.52	—		1.75	0	.00*	—	8.90	(1.72)		2.44	2	.41†	2	.41†	1	.11†	259,815	43
10-31-08	22.52	0.27		(8.57)	(8.30)	0.08	3.35	—		3.43	—		—	10.79	(42.94)		2.28	2	.18†	2	.17†	1	.34†	326,812	23
10-31-07	20.98	0	.08•	3.65	3.73	0.05	2.14	—		2.19	—		—	22.52	19.10		2.29	2.28		2.28		0.38		757,941	32
10-31-06	17.91	0.05		4.46	4.51	0.03	1.41	—		1.44	—		—	20.98	26.71		2.30	2.30		2.30		0.20		729,067	25
10-31-05	16.54	0.04		2.24	2.28	0.11	0.80	0	.00*	0.91	—		—	17.91	14	.25(a)	2.30	2.30		2.30		0.15		663,626	21
10-31-04	13.42	0.02		3.10	3.12	—	—	—		—	—		—	16.54	23.25		2.31	2.31		2.31		0.09		675,039	29

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited) (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																							Supplemental
		operations				Less distributions												Ratios to average net assets							Data
	Net
	asset			Net											Net				Expenses net of
	value,			realized	Total										asset			Expenses	fee waivers		Expenses net of				Net assets,
	beginning	Net		and	from	From net								Redemption	value,			before	and/or		all		Net investment		end	Portfolio
	of year	investment		unrealized	investment	investment		From net	From return of		Total	Payment		fees applied	end of	Total		reductions/	recoupments,		reductions/		income		of year or	turnover
	or period	income (loss)		gain (loss)	operations	income		realized gains	capital		distributions	by affiliate		to capital	year or period	Return(1)		additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)		($)	($)		($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING International Value Fund (continued)
Class I
04-30-09	11.16	0.09		(0.19)	(0.10)	0.41		1.52	—		1.93	0	.00*	—	9.13	(1.25)		1.35	1	.35†	1	.35†	2	.15†	565,008	43
10-31-08	23.22	0.47		(8.87)	(8.40)	0.31		3.35	—		3.66	—		—	11.16	(42.37)		1.28	1	.28†	1	.27†	2	.23†	735,622	23
10-31-07	21.58	0	.32•	3.74	4.06	0.28		2.14	—		2.42	—		—	23.22	20.31		1.23	1.23		1.23		1.45		2,176,402	32
10-31-06	18.38	0.25		4.60	4.85	0.24		1.41	—		1.65	—		—	21.58	28.15		1.22	1.22		1.22		1.26		1,728,560	25
10-31-05	16.96	0.20		2.31	2.51	0.29		0.80	0	.00*	1.09	—		—	18.38	15	.42(a)	1.23	1.23		1.23		1.18		1,221,594	21
10-31-04	13.74	0.16		3.20	3.36	0.14		—	—		0.14	—		—	16.96	24.67		1.21	1.21		1.21		1.18		831,142	29
Class Q
04-30-09	11.18	0.13		(0.23)	(0.10)	0.41		1.52	—		1.93	0	.00*	—	9.15	(1.22)		1.60	1	.35†	1	.35†	3	.11†	16,362	43
10-31-08	23.26	0.43		(8.85)	(8.42)	0.31		3.35	—		3.66	—		—	11.18	(42.38)		1.53	1	.28†	1	.27†	2	.30†	12,643	23
10-31-07	21.57	0	.31•	3.74	4.05	0.22		2.14	—		2.36	—		—	23.26	20.25		1.48	1.27		1.27		1.40		26,512	32
10-31-06	18.37	0	.21•	4.59	4.80	0.19		1.41	—		1.60	—		—	21.57	27.82		1.47	1.47		1.47		1.06		26,383	25
10-31-05	16.94	0.19		2.29	2.48	0.25		0.80	0	.00*	1.05	—		—	18.37	15	.20(a)	1.48	1.48		1.48		0.99		27,993	21
10-31-04	13.73	0.14		3.17	3.31	0.10		—	—		0.10	—		—	16.94	24.32		1.46	1.46		1.46		0.89		28,862	29

ING International Value Choice Fund
Class A
04-30-09	7.56	0.07		0.51	0.58	0.08		—	—		0.08	—		—	8.06	7.59		1.83	1	.70†	1	.70†	1	.67†	9,386	23
10-31-08	14.89	0.06		(5.31)	(5.25)	0.10		1.98	—		2.08	—		—	7.56	(40.21)		1.62	1	.65†	1	.64†	0	.52†	8,940	73
10-31-07	12.42	0	.10•	2.65	2.75	0.07		0.21	—		0.28	—		—	14.89	22.48		1.63	1.70		1.70		0.77		16,598	88
10-31-06	10.70	0	.12•	1.86	1.98	0.10		0.16	—		0.26	—		—	12.42	18.82		1.71	1.70		1.69		1.04		17,962	31
02-01-05(4)–10-31-05	10.00	0	.11•	0.59	0.70	—		—	—		—	—		—	10.70	7.00		3.44	1.70		1.70		1.08		6,115	24
Class B
04-30-09	7.44	0	.03•	0.50	0.53	—		—	—		—	—		—	7.97	7.15		2.58	2	.45†	2	.45†	0	.82†	1,546	23
10-31-08	14.67	(0	.03)•	(5.22)	(5.25)	0	.00*	1.98	—		1.98	—		—	7.44	(40.63)		2.37	2	.40†	2	.39†	(0	.27)†	1,738	73
10-31-07	12.27	0	.00•,*	2.61	2.61	—		0.21	—		0.21	—		—	14.67	21.54		2.38	2.45		2.45		0.01		3,805	88
10-31-06	10.65	0	.04•	1.82	1.86	0.08		0.16	—		0.24	—		—	12.27	17.77		2.46	2.45		2.44		0.35		3,565	31
02-01-05(4)–10-31-05	10.00	0	.04•	0.61	0.65	—		—	—		—	—		—	10.65	6.50		4.19	2.45		2.45		0.36		1,427	24
Class C
04-30-09	7.46	0	.04•	0.50	0.54	—		—	—		—	—		—	8.00	7.27		2.58	2	.45†	2	.45†	0	.99†	2,815	23
10-31-08	14.70	(0	.03)•	(5.23)	(5.26)	—		1.98	—		1.98	—		—	7.46	(40.62)		2.37	2	.40†	2	.39†	(0	.25)†	2,267	73
10-31-07	12.29	0	.00*	2.62	2.62	—		0.21	—		0.21	—		—	14.70	21.58		2.38	2.45		2.45		0	.00*	4,930	88
10-31-06	10.66	0	.04•	1.83	1.87	0.08		0.16	—		0.24	—		—	12.29	17.78		2.46	2.45		2.44		0.33		4,189	31
02-04-05(4)–10-31-05	10.01	0	.04•	0.61	0.65	—		—	—		—	—		—	10.66	6.49		4.19	2.45		2.45		0.35		1,796	24
Class I
04-30-09	7.57	0.08		0.52	0.60	0.12		—	—		0.12	—		—	8.05	7.87		1.40	1	.27†	1	.27†	1	.76†	24,419	23
10-31-08	14.92	0.09		(5.30)	(5.21)	0.16		1.98	—		2.14	—		—	7.57	(39.96)		1.27	1	.30†	1	.29†	0	.80†	36,089	73
10-31-07	12.42	0	.17•	2.64	2.81	0.10		0.21	—		0.31	—		—	14.92	23.04		1.24	1.31		1.31		1.29		60,413	88
12-21-05(4)–10-31-06	11.04	0	.16•	1.22	1.38	—		—	—		—	—		—	12.42	12.50		1.36	1.35		1.34		1.56		36,899	31

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited) (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																				Supplemental
		operations				Less distributions									Ratios to average net assets							Data
	Net
	asset			Net									Net			Expenses net of
	value,			realized	Total								asset		Expenses	fee waivers		Expenses net of				Net assets,
	beginning	Net		and	from	From net					Redemption		value,		before	and/or		all		Net investment		end	Portfolio
	of year	investment		unrealized	investment	investment	From net	From return of	Total	Payment	fees applied		end of	Total	reductions/	recoupments,		reductions/		income		of year or	turnover
	or period	income (loss)		gain (loss)	operations	income	realized gains	capital	distributions	by affiliate	to capital		year or period	Return(1)	additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)		($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Russia Fund
Class A
04-30-09	25.60	(0.16)		1.00	0.84	—	8.08	—	8.08	—	—		18.36	2.93	2.52	2.52		2.52		(2.10)		230,773	26
10-31-08	78.13	(0.48)		(40.46)	(40.94)	—	11.59	—	11.59	—	0	.00*	25.60	(61.70)	2.06	2.06		2.06		(0.60)		261,127	43
10-31-07	55.81	(0	.33)•	25.77	25.44	—	3.12	—	3.12	—	0	.00*	78.13	47.16	1.96	1.96		1.96		(0.52)		922,504	12
10-31-06	33.49	(0.27)		22.37	22.10	—	—	—	—	—	0.22		55.81	66.65	1.98	1.98		1.98		(0.64)		751,947	20
10-31-05	25.01	(0	.00)*	8.39	8.39	0.01	—	—	0.01	—	0.10		33.49	33.98	2.13	2.13		2.13		(0.01)		271,603	26
10-31-04	19.13	0.04		5.69	5.73	0.02	—	—	0.02	—	0.17		25.01	30.88	2.01	2.01		2.01		0.15		212,180	54

ING Emerging Markets Fixed Income Fund
Class A
04-30-09	6.71	0	.28•	0.87	1.15	0.16	—	—	0.16	—	—		7.70	17.45	1.36	1.25		1.25		7.99		2,554	31
10-31-08	10.39	0.72		(3.77)	(3.05)	0.45	—	0.18	0.63	—	—		6.71	(31.16)	1.15	1.15		1.15		6.49		2,779	61
10-31-07	10.33	0	.66•	0.06	0.72	0.63	0.03	—	0.66	—	—		10.39	7.18	1.12	1.20		1.20		6.39		10,539	29
12-21-05(4)–10-31-06	10.00	0	.64•	0.26	0.90	0.57	—	—	0.57	—	—		10.33	9.28	2.41	1.25		1.25		7.36		26,121	56
Class B
04-30-09	6.69	0	.25•	0.88	1.13	0.14	—	—	0.14	—	—		7.68	17.12	2.11	2.00		2.00		7.22		186	31
10-31-08	10.36	0.58		(3.69)	(3.11)	0.38	—	0.18	0.56	—	—		6.69	(31.67)	1.90	1.90		1.90		5.80		210	61
10-31-07	10.30	0	.54•	0.10	0.64	0.55	0.03	—	0.58	—	—		10.36	6.40	1.87	1.95		1.95		5.22		404	29
01-04-06(4)–10-31-06	10.15	0	.59•	0.09	0.68	0.53	—	—	0.53	—	—		10.30	6.92	3.16	2.00		2.00		6.91		293	56
Class C
04-30-09	6.68	0.25		0.88	1.13	0.14	—	—	0.14	—	—		7.67	17.15	2.11	2.00		2.00		7.25		1,045	31
10-31-08	10.35	0.59		(3.70)	(3.11)	0.38	—	0.18	0.56	—	—		6.68	(31.69)	1.90	1.90		1.90		5.81		1,018	61
10-31-07	10.29	0.53		0.11	0.64	0.55	0.03	—	0.58	—	—		10.35	6.41	1.87	1.95		1.95		4.87		1,564	29
03-01-06(4)–10-31-06	10.43	0	.61•	(0.34)	0.27	0.41	—	—	0.41	—	—		10.29	2.75	3.16	2.00		2.00		7.09		344	56
Class I
04-30-09	6.69	0.29		0.87	1.16	0.17	—	—	0.17	—	—		7.68	17.73	0.89	0.89		0.89		8.35		259,922	31
10-31-08	10.36	0.65		(3.66)	(3.01)	0.48	—	0.18	0.66	—	—		6.69	(30.95)	0.86	0.86		0.86		6.86		228,274	61
12-20-06(5)–10-31-07	10.48	0.54		(0.11)	0.43	0.55	—	—	0.55	—	—		10.36	4.25	0.84	0.92		0.92		5.36		303,156	29
05-01-06–08-24-06(5)	10.18	0	.26•	(0.28)	(0.02)	0.06	—	—	0.06	—	—		10.10	(0.15)	2.33	1.06		1.06		8.32		13	29
02-07-06(4)–04-30-06	10.24	0	.28•	(0.19)	0.09	0.15	—	—	0.15	—	—		10.18	0.91	2.65	1.00		1.00		7.79		13	26

ING Global Bond Fund
Class A
04-30-09	10.19	0	.16•	0.76	0.92	—	0.24	—	0.24	—	—		10.87	9.07	1.06	0	.90†	0	.90†	2	.93†	67,225	276
10-31-08	10.59	0	.27•	0.07	0.34	0.62	0.12	—	0.74	—	—		10.19	3.04	1.05	0	.93†	0	.93†	2	.53†	79,451	830
10-31-07	10.25	0	.31•	0.64	0.95	0.43	0.18	—	0.61	—	—		10.59	9.61	1.46	0	.90†	0	.90†	3.08		28,887	858
06-30-06(4)–10-31-06	10.00	0	.08•	0.23	0.31	0.06	—	—	0.06	—	—		10.25	3.13	1.38	0.90		0.90		2.41		25,784	451
Class B
04-30-09	10.16	0.11		0.77	0.88	—	0.24	—	0.24	—	—		10.80	8.67	1.81	1	.65†	1	.65†	2	.18†	4,737	276
10-31-08	10.55	0	.18•	0.08	0.26	0.53	0.12	—	0.65	—	—		10.16	2.26	1.80	1	.68†	1	.68†	1.71		4,085	830
10-31-07	10.24	0	.25•	0.62	0.87	0.38	0.18	—	0.56	—	—		10.55	8.74	2.21	1	.65†	1	.65†	2.44		342	858
06-30-06(4)–10-31-06	10.00	0	.06•	0.22	0.28	0.04	—	—	0.04	—	—		10.24	2.84	2.13	1.65		1.65		2.00		28	451
Class C
04-30-09	10.20	0.12		0.76	0.88	—	0.24	—	0.24	—	—		10.84	8.63	1.81	1	.65†	1	.65†	2	.18†	32,000	276
10-31-08	10.59	0	.18•	0.09	0.27	0.54	0.12	—	0.66	—	—		10.20	2.31	1.80	1	.68†	1	.68†	1	.71†	29,009	830
10-31-07	10.24	0	.24•	0.64	0.88	0.35	0.18	—	0.53	—	—		10.59	8.90	2.21	1	.65†	1	.65†	2.33		1,627	858
06-30-06(4)–10-31-06	10.00	0	.06•	0.22	0.28	0.04	—	—	0.04	—	—		10.24	2.82	2.13	1.65		1.65		1.68		36	451

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited) (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																			Supplemental
		operations				Less distributions								Ratios to average net assets							Data
	Net
	asset			Net								Net			Expenses net of
	value,			realized	Total							asset		Expenses	fee waivers		Expenses net of				Net assets,
	beginning	Net		and	from	From net					Redemption	value,		before	and/or		all		Net investment		end	Portfolio
	of year	investment		unrealized	investment	investment	From net	From return of	Total	Payment	fees applied	end of	Total	reductions/	recoupments,		reductions/		income		of year or	turnover
	or period	income (loss)		gain (loss)	operations	income	realized gains	capital	distributions	by affiliate	to capital	year or period	Return(1)	additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Global Bond Fund (continued)
Class I
04-30-09	10.21	0	.13•	0.82	0.95	0.06	0.24	—	0.30	—	—	10.86	9.32	0.67	0	.51†	0	.51†	2	.47†	77,789	276
10-31-08	10.58	0	.28•	0.14	0.42	0.67	0.12	—	0.79	—	—	10.21	3.78	0.74	0	.62†	0	.62†	2.69		503	830
10-31-07	10.25	0	.35•	0.63	0.98	0.47	0.18	—	0.65	—	—	10.58	9.88	1.00	0	.61†	0	.61†	3.47		1	858
06-30-06(4)–10-31-06	10.00	0	.09•	0.23	0.32	0.07	—	—	0.07	—	—	10.25	3.23	1.03	0.55		0.55		2.68		1	451
Class O
04-30-09	10.15	0	.14•	0.77	0.91	0.07	0.24	—	0.31	—	—	10.75	8.98	1.06	0	.90†	0	.90†	2	.61†	1,247	276
06-04-08(4)–10-31-08	10.65	0	.10•	(0.49)	(0.39)	0.11	—	—	0.11	—	—	10.15	(3.70)	1.05	0	.93†	0	.93†	2	.47†	222	830

ING Diversified International Fund
Class A
04-30-09	7.30	0	.20•	(0.25)	(0.05)	0.86	—	—	0.86	—	—	6.39	(0.93)	0.83	0.27		0.27		6.48		114,786	16
10-31-08	14.98	0.17		(7.50)	(7.33)	0.26	0.09	—	0.35	—	—	7.30	(50.04)	0.57	0.31		0.31		1.41		167,282	55
10-31-07	11.61	0	.05•	3.38	3.43	0.06	—	—	0.06	—	—	14.98	29.66	0.55	0.21		0.21		0.37		383,364	32
12-21-05(4)–10-31-06	10.00	(0	.03)•	1.64	1.61	—	—	—	—	—	—	11.61	16.10	0.66	0.35		0.35		(0.35)		170,108	30
Class B
04-30-09	7.22	0.22		(0.29)	(0.07)	0.77	—	—	0.77	—	—	6.38	(1.19)	1.58	1.02		1.02		5.53		16,625	16
10-31-08	14.84	0.07		(7.43)	(7.36)	0.17	0.09	—	0.26	—	—	7.22	(50.43)	1.32	1.06		1.06		0.67		20,167	55
10-31-07	11.54	(0.04)		3.35	3.31	0.01	—	—	0.01	—	—	14.84	28.68	1.30	0.96		0.96		(0.34)		43,667	32
12-21-05(4)–10-31-06	10.00	(0	.10)•	1.64	1.54	—	—	—	—	—	—	11.54	15.40	1.41	1.10		1.10		(1.10)		23,035	30
Class C
04-30-09	7.21	0.21		(0.28)	(0.07)	0.77	—	—	0.77	—	—	6.37	(1.21)	1.58	1.02		1.02		5.60		63,896	16
10-31-08	14.83	0.07		(7.42)	(7.35)	0.18	0.09	—	0.27	—	—	7.21	(50.43)	1.32	1.06		1.06		0.67		78,834	55
10-31-07	11.54	(0	.05)•	3.35	3.30	0.01	—	—	0.01	—	—	14.83	28.63	1.30	0.96		0.96		(0.39)		168,661	32
12-21-05(4)–10-31-06	10.00	(0	.10)•	1.64	1.54	—	—	—	—	—	—	11.54	15.40	1.41	1.10		1.10		(1.10)		69,825	30
Class I
04-30-09	7.30	0	.25•	(0.27)	(0.02)	0.90	—	—	0.90	—	—	6.38	(0.53)	0.58	0.02		0.02		8.40		3,448	16
10-31-08	14.99	0.21		(7.53)	(7.32)	0.28	0.09	—	0.37	—	—	7.30	(49.97)	0.32	0.06		0.06		1.69		16	55
10-31-07	11.63	0	.03•	3.41	3.44	0.08	—	—	0.08	—	—	14.99	29.69	0.30	0.09		0.09		0.21		32	32
12-21-05(4)–10-31-06	10.00	(0	.01)•	1.64	1.63	—	—	—	—	—	—	11.63	16.30	0.45	0.10		0.10		(0.13)		4	30
Class O
04-30-09	7.29	0	.12•	(0.16)	(0.04)	0.89	—	—	0.89	—	—	6.36	(0.86)	0.83	0.27		0.27		4.06		714	16
06-04-08(4)–10-31-08	12.99	0	.02•	(5.72)	(5.70)	—	—	—	—	—	—	7.29	(43.88)	0.57	0.31		0.31		0.48		140	55
Class R
04-30-09	7.22	0.19		(0.24)	(0.05)	0.84	—	—	0.84	—	—	6.33	(0.85)	1.08	0.52		0.52		6.12		155	16
10-31-08	14.82	0.15		(7.44)	(7.29)	0.22	0.09	—	0.31	—	—	7.22	(50.18)	0.82	0.56		0.56		1.26		183	55
12-12-06(4)–10-31-07	12.19	(0	.05)•	2.76	2.71	0.08	—	—	0.08	—	—	14.82	22.33	0.80	0.46		0.46		(0.46)		432	32
Class W
04-30-09	7.29	0.24		(0.26)	(0.02)	0.90	—	—	0.90	—	—	6.37	(0.52)	0.58	0.02		0.02		6.21		1,578	16
02-12-08(4)–10-31-08	12.17	0	.06•	(4.94)	(4.88)	—	—	—	—	—	—	7.29	(40.10)	0.32	0.06		0.06		0.80		1,506	55

(1)	Total return is calculated assuming reinvestment of all dividends, return of capital (if any) and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Fund.

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited) (continued)

Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

(5)	Class I was fully redeemed on August 25, 2006 and recommenced operations on December 20, 2006.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

*	Amount is more than $(0.005) or more than (0.005)% or less than $0.005 or less than 0.005%.

**	Amount is less than $500.

•	Calculated using average number of shares outstanding throughout the period.

(a)	There was no impact on total return by the affiliate payment.

(b)	Effective November 1, 2004, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended October 31, 2005 was to decrease the net investment income per share by $0.12 for Class A, $0.10 for Class B, $0.11 for Class C and $0.30 for Class I, increase net realized and unrealized gain on investments per share by $0.12 for Class A, $0.10 for Class B, $0.11 for Class C and $0.30 for Class I and decrease the ratio of net investment income to average net assets from 2.31% to 1.58% for Class A, 1.51% to 0.79% for Class B, 1.51% to 0.78% for Class C and 2.60% to 0.85% for Class I.

(c)	In 2004, 0.06% for Class A, 0.06% for Class B, 0.06% for Class C and 0.06% for Class Q of the total return consists of a gain on the disposition of an investment not meeting the Fund’s investment restrictions. Excluding this item, total return would have been 12.52% for Class A, 11.72% for Class B, 11.70% for Class C and 12.64% for Class Q.

(d)	In 2005, 0.26% for Class A, 0.26% for Class B, 0.27% for Class C and 0.25% for Class Q of the total return consists of a payment by affiliate. Excluding this item, total return would have been 21.50% for Class A, 20.61% for Class B, 20.56% for Class C and 21.64% for Class Q.

(e)	In 2005, 0.10% of the total return on Class A, Class B, Class C, Class I and Class Q consists of a payment by affiliate. Excluding this item, total return would have been 13.20%, 12.31%, 12.36%, 13.63% and 13.31% for Class A, Class B, Class C, Class I and Class Q, respectively.

(f)	In 2004, the Sub-Adviser fully reimbursed the Fund for a loss incurred from a transaction not meeting the Fund’s investment guidelines, which otherwise would have reduced total return by 0.07%.

(g)	In 2005, 0.34% for Class A, 0.33% for Class B, 0.36% for Class C and Class Q of the total return consists of payment by affiliate. Excluding this item, total return would have been 28.63%, 27.82%, 27.80% and 28.96% on Class A, Class B, Class C and Class Q, respectively.

(h)	Excluding a payment by affiliate in 2008, Emerging Countries total return would have been 11.96%, 11.36%, 11.39%, 12.20%, 11.99% and 12.26% on Classes A, B, C, I, Q and W, respectively.

(i)	Excluding a payment by affiliate in 2008, International Growth Opportunities total return would have been 3.78%, 3.42%, 3.41%, 4.22% and 4.04% on Classes A, B, C, I and Q, respectively.

(j)	Excluding a payment by affiliate in 2008, International SmallCap Multi-Manager total return would have been 2.43%, 1.96%, 2.11%, 2.73%, 2.55%, 2.63% and 2.73% for Classes A, B, C, I, O, Q and W, respectively.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of April 30, 2009 (Unaudited)

NOTE 1 — ORGANIZATION

Organization. The ING Funds included in this report are comprised of ING Mutual Funds (“IMF”) and ING Mayflower Trust (“IMT”) (each a “Registrant” and collectively, the “Registrants”); both are organized as open-end investment management companies registered under the Investment Company Act of 1940, as amended (“1940 Act”).

IMF is a Delaware statutory trust organized December 18, 1992 with twenty-one separate active series, all of which are included in this report, (each, a “Fund” and collectively, the “IMF Funds”): ING Global Equity Dividend Fund (“Global Equity Dividend”), ING Global Natural Resources Fund (“Global Natural Resources”), ING Global Real Estate Fund (“Global Real Estate”), ING Global Value Choice Fund (“Global Value Choice”), ING Asia-Pacific Real Estate Fund (Asia-Pacific Real Estate), ING Disciplined International SmallCap Fund (“Disciplined International SmallCap”), ING Emerging Countries Fund (“Emerging Countries”), ING European Real Estate Fund (“European Real Estate”), ING Foreign Fund (“Foreign”), ING Greater China Fund (“Greater China”), ING Index Plus International Equity Fund (“Index Plus International Equity”), ING International Capital Appreciation Fund (“International Capital Appreciation”), ING International Equity Dividend Fund (“International Equity Dividend”), ING International Growth Opportunities Fund (“International Growth Opportunities”), ING International Real Estate Fund (“International Real Estate”), ING International SmallCap Multi-Manager Fund (“International SmallCap Multi-Manager”), ING International Value Choice Fund (“International Value Choice”), ING Russia Fund (“Russia”), ING Emerging Markets Fixed Income Fund (“Emerging Markets Fixed Income”), ING Global Bond Fund (“Global Bond”) and ING Diversified International Fund (“Diversified International”). IMT is a Massachusetts business trust organized August 18, 1993 with one series, ING International Value Fund (“International Value”) (a “Fund” and together with the IMF Funds, the “Funds”). The investment objective of each Fund is described in the Funds’ prospectuses, each dated February 27, 2009.

Each Fund offers at least one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class Q, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Common expenses of the Funds (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to each Fund in proportion to its average net assets. Expenses directly attributable to a particular fund (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Fund. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

Emerging Countries does not impose any front-end sales charge (load) on purchases of Class A shares of Emerging Countries by its former Class M shareholders for the life of their account.

Diversified International seeks to achieve its investment objective by investing in other Underlying Funds and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. For all Funds except Russia and Diversified International, investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by National Association of Securities Dealers Automated Quotation System (“NASDAQ”) will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale, securities traded in the over-the-counter-market, gold and silver bullion, platinum and palladium are valued at the mean between the last reported

NOTES TO FINANCIAL STATEMENTS as of April 30, 2009 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds’ Board in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its next net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to a Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

For all Funds the value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under the Funds’ valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the

NOTES TO FINANCIAL STATEMENTS as of April 30, 2009 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost which approximates market value.

For the Russia Fund, the valuation procedures for Russian equity securities are to price local shares according to the most recent available bid prices. If securities are not listed on the Russian Trade System (the “RTS”) or on any other pricing service that lists available bid quotes, then the mean of at least two broker bid quotes is used. For equity securities of an issuer in Russia for which there are no readily available reliable market value quotations, the following benchmark pricing procedure shall apply on any day on which the largest securities exchange in Russia declines by 2.5% or more; the price of the security shall be adjusted by the amount of the downward change in a composite of the other companies that are publicly traded in the same sector as the issuer, if ascertainable, and if not ascertainable, by the amount of downward change in the RTS.

For Diversified International and other Funds with holdings in open end investment companies, the valuations of the Funds’ investments in Underlying Funds are based on the NAVs of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost which approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Underlying Funds will generally be valued at the latest NAV reported by that investment company.

Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the adviser’s or sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Funds’ investments under these levels of classification is included following the Portfolios of Investments.

Effective for fiscal years and interim periods ending after November 15, 2008, the FASB issued FASB Staff Position (“FSP”) No. FAS 133-1 and FASB Interpretation Number (“FIN”) 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161.” The amendments to FAS 133 require enhanced disclosure regarding credit derivatives sold, including (1) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (2) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (3) the fair value of the credit derivative, and (4) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional

NOTES TO FINANCIAL STATEMENTS as of April 30, 2009 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

For Diversified International, capital gain dividends from Underlying Funds are recorded as distributions of realized gains from affiliated Underlying Funds.

Global Real Estate and International Real Estate estimate components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.	Foreign Currency Translation. The books and records of the Funds and Underlying Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds and Underlying Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s or an Underlying Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.	Forward Foreign Currency Transactions and Futures Contracts. Each Fund and Underlying Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds and Underlying Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or

NOTES TO FINANCIAL STATEMENTS as of April 30, 2009 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund and Underlying Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund and Underlying Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund or an Underlying Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund or an Underlying Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund or an Underlying Fund. When the contract is closed, the Fund or Underlying Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.	Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund pays dividends and capital gains, if any, annually (except, Global Equity Dividend, Global Real Estate, Asia-Pacific Real Estate, European Real Estate, International Equity Dividend and International Real Estate, which pay dividends, if any, quarterly and Emerging Markets Fixed Income and Global Bond, which pay dividends, if any, monthly). The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.	Federal Income Taxes. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.	Organization Expenses and Offering Costs. Costs incurred with the organization of the Funds and Underlying Funds are expensed as incurred. Costs incurred with the offering of shares of the Funds and Underlying Funds are deferred and amortized over a twelve-month period on a straight-line basis.

I.	Repurchase Agreements. Each Fund and Underlying Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon

NOTES TO FINANCIAL STATEMENTS as of April 30, 2009 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund and Underlying Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund or Underlying Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund or Underlying Fund in the event the Fund or Underlying Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

J.	Securities Lending. Each Fund and Underlying Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, each Fund and Underlying Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund or Underlying Fund in the event the Fund or Underlying Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund and Underlying Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund or Underlying Fund.

K.	Options Contracts. The Funds may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Funds upon the writing of a put or call option is included in the Statements of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market of from the inability of counterparties to meet the terms of the contract.

L.	Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Fund’s Statements of Assets or Liabilities. During the term of the swap, changes in the value of the

NOTES TO FINANCIAL STATEMENTS as of April 30, 2009 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Funds may sell credit default swaps which expose these Funds to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the market value

NOTES TO FINANCIAL STATEMENTS as of April 30, 2009 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of April 30, 2009, for which a Fund is seller of protection, are disclosed in each Fund’s Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

M.	Illiquid and Restricted Securities. Each Fund and Underlying Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds and Underlying Funds to sell them promptly at an acceptable price. Each Fund and Underlying Fund may also invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

N.	Delayed-Delivery or When-Issued Transaction. The Funds and Underlying Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of these securities is identified in each Fund’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds and Underlying Funds are required to segregate liquid assets sufficient to cover the purchase price.

O.	Indemnifications. In the normal course of business, each Trust may enter into contracts that provide certain indemnifications. Each Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended April 30, 2009, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales

Global Equity Dividend	$58,149,659	$76,276,141
Global Natural Resources	33,028,006	32,771,488
Global Real Estate	374,428,620	351,112,488
Global Value Choice	70,880,516	38,196,914
Asia-Pacific Real Estate	1,058,674	4,785,733
Disciplined International SmallCap	126,156,935	116,281,619
Emerging Countries	71,347,372	80,123,475

NOTES TO FINANCIAL STATEMENTS as of April 30, 2009 (Unaudited) (continued)

NOTE 3 — INVESTMENT TRANSACTIONS (continued)

	Purchases	Sales

European Real Estate	$1,428,805	$1,419,915
Foreign	249,731,483	308,246,792
Greater China	17,501,647	21,165,064
Index Plus International Equity	84,184,863	87,377,026
International Capital Appreciation	20,727,866	23,741,618
International Equity Dividend	11,282,989	21,484,412
International Growth Opportunities	37,593,432	53,160,263
International Real Estate	100,830,033	81,921,497
International SmallCap Multi-Manager	119,593,525	226,026,685
International Value	713,641,314	1,047,930,709
International Value Choice	9,732,455	23,431,197
Russia	51,904,091	46,900,301
Emerging Markets Fixed Income	99,247,359	64,958,766
Global Bond	158,761,419	93,794,680
Diversified International	34,987,144	87,450,701

Purchases and sales of long-term U.S. government securities not included above were as follows:

	Purchases	Sales

Global Bond	$234,398,454	$239,942,712

NOTE 4 — REDEMPTION FEES

A 2% redemption fee is charged on shares of Russia that are redeemed (including in connection with an exchange) within 365 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the six months ended April 30, 2009 and year ended October 31, 2008 were $230,232 and $1,344,090, respectively, and are set forth in the Statements of Changes in Net Assets.

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an investment management agreement (“Management Agreements”) with ING Investments, LLC (“ING Investments” or “Investment Adviser”). The Management Agreements compensate the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

As a Percentage of Average
Daily Net Assets

Global Equity Dividend	0.70%
Global Natural Resources	1.00% on first $50 million; and 0.75% thereafter
Global Real Estate	0.80% on the first $250 million; 0.775% on the next $250 million; and 0.70% thereafter
Global Value Choice	0.90% on the first $500 million; 0.80% on the next $500 million; and 0.75% thereafter
Asia-Pacific Real Estate	1.00% on the first $250 million; 0.90% on the next $250 million; 0.80% thereafter
Disciplined International SmallCap	0.60%
Emerging Countries(1)	1.25%
European Real Estate	1.00% on the first $250 million; 0.90% on the next $250 million; 0.80% thereafter
Foreign(1)	1.00% on the first $500 million; and 0.90% thereafter
Greater China	1.15% on the first $100 million; 1.05% on the next $150 million; and 0.95% thereafter
Index Plus International Equity	0.55%
International Capital Appreciation	0.85% on the first $500 million; 0.80% on the next $500 million; and 0.75% thereafter
International Equity Dividend	0.75%
International Growth Opportunities	1.00%
International Real Estate	1.00% on the first $250 million; 0.90% on the next $250 million; and 0.80% thereafter
International SmallCap Multi-Manager	1.00% on first $500 million; 0.90% on next $500 million; and 0.85% thereafter
International Value	1.00% on the first $5 billion; 0.95% on the next $2.5 billion; 0.90% on the next $2.5 billion; and 0.85% of assets in excess of $10 billion (applied to all assets of the Fund)
International Value Choice	1.00%
Russia	1.25%
Emerging Markets Fixed Income	0.65% on the first $250 million; 0.60% on the next $250 million; and 0.55% thereafter
Global Bond	0.40%
Diversified International	0.00%

(1)	ING Investments has contractually agreed to waive a portion of the advisory fee for ING Emerging Countries Fund and ING Foreign Fund. These advisory fee waivers will continue through at least March 1, 2010. There is no guarantee that these waivers will continue after this date. These agreements will only renew if ING Investments elects to renew them.

ING Investments has contractually agreed to waive a portion of the advisory fee for Emerging Countries and Foreign. The waiver is calculated as 50% of the difference between the former sub-advisory fee minus the new sub-advisory fee.

For the six months ended April 30, 2009, ING Investments waived $64,743 and $12,832 in advisory fees for Emerging Countries and Foreign, respectively.

ING Investment Management Advisors B.V. (“IIMA”), a registered investment adviser, serves as the Sub-Adviser to Global Equity Dividend, Emerging Countries, Index Plus International Equity, International Equity

NOTES TO FINANCIAL STATEMENTS as of April 30, 2009 (Unaudited) (continued)

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Dividend, Russia and Emerging Markets Fixed Income pursuant to a sub-advisory agreement between the Investment Adviser and IIMA.

ING Clarion Real Estate Securities L.P. (“ING CRES”) a registered investment adviser, serves as the Sub-Adviser to Asia-Pacific Real Estate, European Real Estate, Global Real Estate and International Real Estate pursuant to a sub-advisory agreement between the Investment Adviser and ING CRES.

Tradewinds Global Investors, LLC (“Tradewinds”), a registered investment adviser, serves as the Sub-Adviser to Global Value Choice and International Value Choice pursuant to a sub-advisory agreement between the Investment Adviser and Tradewinds.

Brandes Investment Partners, L.P. (“Brandes”), a registered investment adviser, serves as one of the Sub-Advisers to International Value pursuant to a sub-advisory agreement between the Investment Adviser and Brandes.

Artio Global Investment Management LLC, a registered investment adviser, serves as the Sub-Adviser to Foreign pursuant to a sub-advisory agreement between the Investment Adviser and the sub-adviser.

ING Investment Management Co. (“ING IM”), a registered investment adviser, serves as sub-adviser to Disciplined International SmallCap, Global Natural Resources, International Growth Opportunities and Global Bond and as one of the Sub-Advisers to International Value, pursuant to a sub-advisory agreement between the Investment Adviser and ING IM.

Acadian Asset Management LLC (“Acadian”), a registered investment adviser, serves as one of the Sub-Advisers to International SmallCap Multi-Manager pursuant to a sub-advisory agreement between the Investment Adviser and Acadian. Batterymarch Financial Management, Inc. (“Batterymarch”) serves as the second Sub-Adviser to International SmallCap Multi-Manager pursuant to a sub-advisory agreement between the Investment Adviser and Batterymarch. Schroder Investment Management North America, Inc. (“Schroders”), serves as the third Sub-Adviser to International SmallCap Multi-Manager pursuant to a sub-advisory agreement between the Investment Adviser and Schroders.

ING Investment Management Asia/Pacific (Hong Kong) Limited (“ING Asia”), a registered investment adviser, serves as the Sub-Adviser to Greater China pursuant to a sub-advisory agreement between the Investment Adviser and ING Asia.

Hansberger Global Investors, Inc. (“HGI”), a registered investment adviser, serves as the Sub-Adviser to International Capital Appreciation pursuant to a sub-advisory agreement between the Investment Adviser and HGI.

For Diversified International, ING Investment Management Co. (the “Consultant” or “ING IM”) is a consultant to the Investment Adviser. The Consultant provides tactical allocation recommendations to the Investment Adviser. The Investment Adviser has set up an Investment Committee made up of a team of professionals to consider, review and implement the recommendations of the Consultant, and retains discretion over implementation of the Consultant’s recommendations. The Consultant provides ongoing recommendations to the Investment Committee of the Investment Adviser quarterly or as warranted by market conditions.

ING Funds are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. For the six months ended April 30, 2009, the following funds waived such management fees which are not subject to recoupment:

Global Natural Resources	$324
Global Real Estate	9,282
Global Value Choice	3,329
Asia-Pacific Real Estate	13
European Real Estate	31
Foreign	3,826
International Growth Opportunities	285
International Real Estate	3,035
International SmallCap Multi-Manager	372
International Value	13,354
International Value Choice	464
Global Bond	8,100

ING Funds Services, LLC (the “Administrator”), serves as administrator to each Fund. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund’s average daily net assets.

International Value also pays the Administrator an annual shareholder account-servicing fee of $5.00 for each account of beneficial owners of shares.

NOTES TO FINANCIAL STATEMENTS as of April 30, 2009 (Unaudited) (continued)

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

The Investment Adviser, ING IM, ING CRES, IIMA, ING Asia and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosts ING Bank’s core Tier-1 ratio, strengthens the insurance balance sheet and reduces ING Groep’s Debt/Equity ratio.

NOTE 6 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds, except Class I and Class W, has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby ING Funds Distributor, LLC (“IFD” or the “Distributor”), an indirect, wholly-owned subsidiary of ING Groep, is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds’ shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

	Class A		Class B	Class C	Class O	Class Q	Class R

Global Equity Dividend	0.25%		1.00%	1.00%	0.25%	N/A	N/A
Global Natural Resources	0.25%		N/A	N/A	N/A	N/A	N/A
Global Real Estate	0.25%		1.00%	1.00%	0.25%	N/A	N/A
Global Value Choice	0.25%		1.00%	1.00%	N/A	0.25%	N/A
Asia-Pacific Real Estate	0.25%		1.00%	1.00%	N/A	N/A	N/A
Disciplined International SmallCap	0.25%		1.00%	1.00%	N/A	N/A	N/A
Emerging Countries	0.35%	(1)	1.00%	1.00%	N/A	0.25%	N/A
European Real Estate	0.25%		1.00%	1.00%	N/A	N/A	N/A
Foreign	0.25%		1.00%	1.00%	N/A	0.25%	N/A
Greater China	0.25%		1.00%	1.00%	0.25%	N/A	N/A
Index Plus International Equity	0.25%		1.00%	1.00%	0.25%	N/A	N/A
International Capital Appreciation	0.25%		1.00%	1.00%	N/A	N/A	N/A
International Equity Dividend	0.25%		1.00%	1.00%	N/A	N/A	N/A
International Growth Opportunities	0.25%		1.00%	1.00%	N/A	0.25%	N/A
International Real Estate	0.25%		1.00%	1.00%	N/A	N/A	N/A
International SmallCap Multi-Manager	0.35%		1.00%	1.00%	0.25%	0.25%	N/A
International Value	0.30%		1.00%	1.00%	N/A	0.25%	N/A
International Value Choice	0.25%		1.00%	1.00%	N/A	N/A	N/A
Russia	0.25%		N/A	N/A	N/A	N/A	N/A
Emerging Markets Fixed Income	0.25%		1.00%	1.00%	N/A	N/A	N/A
Global Bond	0.25%		1.00%	1.00%	0.25%	N/A	N/A
Diversified International	0.25%		1.00%	1.00%	0.25%	N/A	0.50%

(1)	The Distributor has agreed to waive 0.10% of the Distribution Fee for Class A shares of Emerging Countries for the period from January 1, 2009 through March 1, 2010.

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the six months ended April 30, 2009, the Distributor retained the following amounts in sales charges for the Funds:

	Class A	Class C
	Shares	Shares

Initial Sales Charges:
Global Equity Dividend	$3,006	N/A
Global Natural Resources	6,757	N/A
Global Real Estate	19,745	N/A
Global Value Choice	4,374	N/A
Asia-Pacific Real Estate	—	N/A
Disciplined International SmallCap	—	N/A
Emerging Countries	1,984	N/A
European Real Estate	17	N/A
Foreign	2,870	N/A
Greater China	5,605	N/A
Index Plus International Equity	105	N/A
International Capital Appreciation	168	N/A
International Equity Dividend	108	N/A
International Growth Opportunities	901	N/A
International Real Estate	1,856	N/A
International SmallCap Multi-Manager	3,261	N/A
International Value	3,548	N/A
International Value Choice	416	N/A
Russia	52,251	N/A
Emerging Markets Fixed Income	157	N/A
Global Bond	8,060	N/A
Diversified International	6,930	N/A

Contingent Deferred Sales Charges:
Global Equity Dividend	37	$1,355
Global Natural Resources	287	—
Global Real Estate	9,609	26,780
Global Value Choice	—	2,124
Asia-Pacific Real Estate	—	32
Disciplined International SmallCap	—	—

NOTES TO FINANCIAL STATEMENTS as of April 30, 2009 (Unaudited) (continued)

NOTE 6 — DISTRIBUTION AND SERVICE FEES (continued)

	Class A	Class C
	Shares	Shares

Emerging Countries	—	830
European Real Estate	—	15
Foreign	428	6,120
Greater China	315	1,114
Index Plus International Equity	—	33
International Capital Appreciation	—	—
International Equity Dividend	—	15
International Growth Opportunities	—	342
International Real Estate	4,334	2,565
International SmallCap Multi-Manager	5,746	2,578
International Value	1,465	1,743
International Value Choice	—	976
Russia	110,650	—
Emerging Markets Fixed Income	—	133
Global Bond	8,043	9,368
Diversified International	267	8,179

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At April 30, 2009, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (See Notes 5 and 6):

			Accrued
	Accrued		Shareholder
	Investment	Accrued	Service and	Accrued
Fund	Management Fees	Administrative Fees	Distribution Fees	Recoupment	Total

Global Equity Dividend	$61,853	$8,836	$50,843	$—	$121,532
Global Natural Resources	58,409	6,427	16,001	—	80,837
Global Real Estate	631,415	85,296	213,554	—	930,265
Global Value Choice	94,750	10,606	27,113	1,950	134,419
Asia-Pacific Real Estate	2,323	233	923	—	3,479
Disciplined International SmallCap	110,375	18,396	83	—	128,854
Emerging Countries	101,689	8,135	26,504	—	136,328
European Real Estate	2,214	221	588	—	3,023
Foreign	187,590	18,807	89,333	—	295,730
Greater China	27,055	2,353	9,346	—	38,754
Index Plus International Equity	41,396	7,527	10,813	—	59,736
International Capital Appreciation	32,537	3,828	455	—	36,820
International Equity Dividend	13,673	1,823	829	7,294	23,619
International Growth Opportunities	36,982	3,698	13,492	—	54,172
International Real Estate	302,537	31,401	33,020	170,100	537,058
International SmallCap Multi-Manager	245,339	24,548	70,323	—	340,210
International Value	1,270,852	127,232	406,571	—	1,804,655
International Value Choice	30,592	3,067	5,306	—	38,965
Russia	226,227	18,098	45,245	—	289,570
Emerging Markets Fixed Income	133,840	20,607	1,495	65,629	221,571
Global Bond	58,406	15,096	44,805	—	118,307
Diversified International	—	16,118	87,687	—	103,805

At April 30, 2009, the following indirect, wholly owned subsidiaries of ING Groep owned the following Funds:

ING Diversified International —	Emerging Countries (12.10%); Foreign (19.90%); Index Plus International Equity (21.00%); International Capital Appreciation (97.70%); International Equity Dividend (92.20%). International SmallCap Multi-Manager (7.10%); International Value Choice (52.90%).

ING Life Insurance and Annuity Company —	Asia-Pacific Real Estate (71.30%); European Real Estate (84.20%); International SmallCap Multi-Manager (9.00%).

ING LifeStyle Aggressive Growth Portfolio —	Disciplined International SmallCap (13.50%).

ING LifeStyle Growth Portfolio —	Disciplined International SmallCap (40.90%); Emerging Markets Fixed Income (40.00%).

ING LifeStyle Moderate Portfolio —	Disciplined International SmallCap (14.30%); Emerging Markets Fixed Income (24.10%).

ING LifeStyle Moderate Growth Portfolio —	Disciplined International SmallCap (29.40%); Emerging Markets Fixed Income (29.60%).

ING Luxenbourg SA —	International Real Estate (11.40%).

ING National Trust —	International Growth Opportunities (18.70%); International Value (7.40%).

ING Solution 2015 Portfolio —	Global Bond (13.60%).

NOTES TO FINANCIAL STATEMENTS as of April 30, 2009 (Unaudited) (continued)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

ING Solution 2025 Portfolio —	Global Bond (12.90%).

ING Solution 2035 Portfolio —	Global Bond (10.10%).

ING Strategic Allocation Growth —	Index Plus International Equity (10.20%).

ING Strategic Allocation Moderate —	Index Plus International Equity (7.70%).

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

The Investment Adviser may request that the Funds’ portfolio managers use their best efforts (subject to obtaining best execution of each transaction) to allocate a portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to a Fund are reflected as a reimbursement of expenses in the Statements of Operations.

The Registrants have adopted a Retirement Policy covering all independent trustees of the Funds who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

The following Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were:

	Affiliated	Commissions
Fund	Brokers	Paid

Global Equity Dividend	ING Baring LLC	$555
Global Real Estate	ING Baring LLC	39,761
Asia-Pacific Real Estate	ING Baring LLC	47
Emerging Countries	ING Baring LLC	6,906
Foreign	ING Baring LLC	51
Greater China	ING Baring LLC	6,929
International Equity Dividend	ING Baring LLC	305
International Real Estate	ING Baring LLC	23,321
International SmallCap Multi-Manager	ING Baring LLC	1,683
International Value Choice	ING Baring LLC	306

NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES

At April 30, 2009, the Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Fund	Accrued Expenses	Amount

Global Equity Dividend Fund	Transfer Agent	$50,365
	Printing	53,045
Global Natural Resources Fund	Transfer Agent	26,743
Asia-Pacific Real Estate Fund	Custody	8,421
	Audit	4,388
European Real Estate Fund	Custody	8,201
	Audit	4,081
	Miscellaneous	3,783
Index Plus International Equity Fund	Custody	30,122
	Transfer Agent	56,059
	Audit	48,366
	Printing	43,471
International Capital Appreciation Fund	Custody	20,218
	Printing	13,841
International Equity Dividend Fund	Custody	10,624
	Audit	7,018
	Printing	6,619
Diversified International Fund	Transfer Agent	132,781
	Printing	67,577

NOTE 9 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser and/or Distributor have agreed to limit expenses, excluding interest expense, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

	Class A	Class B	Class C	Class I		Class O	Class Q	Class R	Class W

Global Equity Dividend	1.40%	2.15%	2.15%	1.15%		1.40%	N/A	N/A	1.15%
Global Natural Resources	2.75%	N/A	N/A	2.50%		N/A	N/A	N/A	2.50%
Global Real Estate	1.75%	2.50%	2.50%	1.50%		1.75%	N/A	N/A	1.50%
Global Value Choice	1.50%	2.25%	2.25%	1.25%		N/A	1.50%	N/A	N/A
Asia-Pacific Real Estate	1.75%	2.50%	2.50%	1.50%		N/A	N/A	N/A	N/A
Disciplined International SmallCap	1.20%	1.95%	1.95%	0.95%		N/A	N/A	N/A	N/A
Emerging Countries(1)	2.25%	2.90%	2.90%	1.75	%(2)	N/A	2.15%	N/A	1.90%
European Real Estate	1.75%	2.50%	2.50%	1.50%		N/A	N/A	N/A	N/A
Foreign(3)	1.95%	2.70%	2.70%	1.60%		N/A	1.85%	N/A	1.45%
Greater China(4)	N/A	N/A	N/A	N/A		N/A	N/A	N/A	N/A
Index Plus International Equity	1.15%	1.90%	1.90%	0.90%		1.15%	N/A	N/A	N/A
International Capital Appreciation	1.50%	2.25%	2.25%	1.25%		N/A	N/A	N/A	N/A
International Equity Dividend	1.40%	2.15%	2.15%	1.15%		N/A	N/A	N/A	1.15%
International Growth Opportunities(5)	1.55%	2.30%	2.30%	1.30%		N/A	1.55%	N/A	N/A
International Real Estate	1.50%	2.25%	2.25%	1.25%		N/A	N/A	N/A	1.25%
International SmallCap Multi-Manager	1.95%	2.60%	2.60%	1.40%		1.85%	1.85%	N/A	1.60%

NOTES TO FINANCIAL STATEMENTS as of April 30, 2009 (Unaudited) (continued)

NOTE 9 — EXPENSE LIMITATION AGREEMENTS (continued)

	Class A	Class B	Class C	Class I	Class O	Class Q	Class R	Class W

International Value	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
International Value Choice	1.70%	2.45%	2.45%	1.45%	N/A	N/A	N/A	N/A
Russia	3.35%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Emerging Markets Fixed Income	1.25%	2.00%	2.00%	1.00%	N/A	N/A	N/A	N/A
Global Bond	0.90%	1.65%	1.65%	0.61%	0.90%	N/A	N/A	N/A
Diversified International(6)	0.50%	1.25%	1.25%	0.25%	0.35%	N/A	0.75%	0.10%

(1)	Effective March 1, 2009, pursuant to a side agreement, ING Investments has lowered the expense limits for Emerging Countries through at least March 1, 2010. The expense limits for Emerging Countries are 2.10%, 2.85%, 2.85% and 2.10% for Class A, B, C and Q shares, respectively. If, after March 1, 2010, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.
(2)	The expense limit for Class I shares of Emerging Countries was revised from 1.90% to limit set forth in the table above.
(3)	Pursuant to a side agreement dated March 1, 2009, ING Investments has lowered the expense limits for Foreign through at least March 1, 2010. The expense limits for Foreign are 1.70%, 2.45%, 2.45%, 1.35% and 1.60% for Class A, B, C, I and Q shares, respectively. If, after March 1, 2010, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it.
(4)	Pursuant to a side agreement dated March 1, 2009, the expense limits for Greater China are 2.10%, 2.85%, 2.85% and 1.85% for Class A, B, C and I shares, respectively, through March 1, 2010. Pursuant to a side agreement dated May 30, 2008, the expense limit for Class O shares is 2.10% through March 1, 2010. There is no guarantee that these side agreements will continue after that date. These side agreements will only renew if ING Investments elects to renew them. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.
(5)	Effective January 31, 2009, the expense limits for International Growth Opportunities Class A, Class B, Class C, Class I and Class Q were revised from 2.75%, 3.50%, 3.50%, 2.50% and 2.75%, respectively to limits set forth in the table above.
(6)	The operating expense limits for Diversified International set out above apply only at the fund level and do not limit the fees payable by the underlying investment companies in which the fund invests. The operating expense limits for Class O and Class W of Diversified International will increase to 0.50% and 0.25%, respectively, at the fund level, effective March 1, 2010. Effective March 1, 2009, the expense limits for Class A, B, C and R were revised from 0.35%, 1.10%, 1.10%, 0.25% and 0.60%, respectively to limits set forth in the table above.

The Investment Adviser may at a later date recoup from a Fund management and/or class specific fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of April 30, 2009, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:

	2010	2011	2012	Total

Global Equity Dividend	$—	$—	$136,428	$136,428
Asia-Pacific Real Estate	—	56,041	147,808	203,849
Emerging Countries	—	—	29,862	29,862
European Real Estate	—	49,810	133,948	183,758
Foreign	—	—	109,024	109,024
Greater China	—	—	61,455	61,455
Index Plus International Equity	—	—	1,112,051	1,112,051
International Capital Appreciation	—	—	48,695	48,695
International Equity Dividend	—	70,934	131,609	202,543
International Real Estate	—	—	95,456	95,456
International Growth Opportunities	—	—	83,792	83,792
International SmallCap Multi-Manager	—	—	197,395	197,395
International Value Choice	—	—	26,792	26,792
Emerging Markets Fixed Income	—	—	1,801	1,801
Global Bond	127,119	68,205	180,782	376,106
Diversified International	680,452	1,546,287	1,429,314	3,656,053

The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments or IMF provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current term.

NOTE 10 — WRITTEN OPTIONS

Transactions in written options for Global Bond for the six months ended April 30, 2009 were as follows:

	USD
	Notional	Premium

Balance at 10/31/08	—	$—
Options Written	7,311,000	80,791
Options Terminated in Closing Purchase Transactions	(4,446,000)	(40,056)
Options Expired	(2,865,000)	(40,735)

Balance at 04/30/09	—	$—

NOTE 11 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser or an affiliate of the investment advisor,

NOTES TO FINANCIAL STATEMENTS as of April 30, 2009 (Unaudited) (continued)

NOTE 11 — LINE OF CREDIT (continued)

have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available paid a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears for the period ended April 30, 2009.

The following Funds utilized the line of credit during the period ended April 30, 2009:

			Approximate
		Approximate	Weighted
		Average	Average
		Daily Balance	Interest Rate
	Days	for Days	for Days
Fund	Utilized	Utilized	Utilized

Global Equity Dividend	27	$3,295,185	0.69%
Global Natural Resources	13	323,846	0.75%
Global Real Estate	8	1,075,000	0.67%
Global Value Choice	8	2,762,500	0.69%
Asia-Pacific Real Estate	29	474,138	0.81%
Disciplined International SmallCap	33	842,121	0.72%
Foreign	12	1,477,500	0.61%
Greater China	49	1,432,653	0.62%
Index Plus International Equity	18	1,790,556	0.71%
International Capital Appreciation	64	586,250	0.73%
International Growth Opportunities(1)	81	1,064,815	0.73%
International Real Estate	12	4,130,000	0.60%
International SmallCap	153	2,356,235	0.76%
International Value	79	10,141,139	0.76%
Emerging Markets Fixed Income	16	5,610,625	0.84%
Global Bond	2	1,210,000	0.74%
Diversified International	1	3,640,000	1.09%

(1)	At April 30, 2009, International Growth Opportunities had an outstanding balance of $730,000.

NOTES TO FINANCIAL STATEMENTS as of April 30, 2009 (Unaudited) (continued)

NOTE 12 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

		Proceeds			Net increase		Proceeds				Net increase
		from shares			(decrease) in		from shares		Redemption		(decrease) in
	Shares	issued in	Reinvestment	Shares	shares	Shares	issued in	Reinvestment	fee	Shares	shares
Year or	sold	merger	of distributions	redeemed	outstanding	sold	merger	of distributions	proceeds	redeemed	outstanding
period ended	#	#	#	#	#	($)	($)	($)	($)	($)	($)

Global Equity Dividend

Class A

04-30-09	566,601	—	53,198	(2,124,956)	(1,505,157)	4,226,355	—	418,865	—	(16,043,122)	(11,397,902)
10-31-08	1,684,371	—	898,653	(6,232,831)	(3,649,807)	22,771,615	—	12,354,667	—	(80,691,472)	(45,565,190)

Class B

04-30-09	54,583	—	12,107	(522,998)	(456,308)	427,066	—	95,999	—	(3,867,138)	(3,344,073)
10-31-08	209,008	—	285,087	(1,516,147)	(1,022,052)	2,887,159	—	3,919,259	—	(19,421,680)	(12,615,262)

Class C

04-30-09	257,054	—	22,007	(1,332,044)	(1,052,983)	1,994,768	—	174,072	—	(9,909,856)	(7,741,016)
10-31-08	939,460	—	532,700	(3,351,816)	(1,879,656)	12,444,478	—	7,312,315	—	(42,088,864)	(22,332,071)

Class I

04-30-09	78,897	—	2,111	(27,999)	53,009	603,867	—	16,437	—	(210,895)	409,409
10-31-08	138,648	—	1,647	(2,887)	137,408	1,611,488	—	17,934	—	(27,782)	1,601,640

Class O

04-30-09	147,574	—	1,495	(217,385)	(68,316)	1,110,679	—	11,917	—	(1,616,446)	(493,850)
10-31-08	782,090	—	191,680	(706,072)	267,698	10,540,572	—	2,607,486	—	(9,001,556)	4,146,502

Class W

04-30-09	447,806	—	816	(22,636)	425,986	3,517,348	—	6,292	—	(179,123)	3,344,517
02-12-08(1)-10-31-08	7,672	—	89	(418)	7,343	100,945	—	1,106	—	(4,290)	97,761

Global Natural Resources

Class A

04-30-09	841,796	—	787,696	(1,141,583)	487,909	5,021,278	—	4,962,490	—	(6,740,424)	3,243,344
10-31-08	1,790,153	—	2,336,443	(2,810,465)	1,316,131	20,032,450	—	25,092,175	—	(29,521,523)	15,603,102

Class I

04-30-09	52,686	—	1,015	(6,386)	47,315	315,158	—	6,371	—	(37,945)	283,584
10-31-08	7	—	20	(83)	(56)	100	—	209	—	(913)	(604)

Class W

04-30-09	7,076	—	204	—	7,280	52,081	—	1,612	—	—	53,693
02-12-08(1)-10-31-08	4,103	—	(1)	(840)	3,262	49,821	—	(14)	—	(9,597)	40,210

Global Real Estate

Class A

04-30-09	18,008,379	—	846,077	(31,577,897)	(12,723,441)	183,475,486	—	8,871,993	—	(314,984,382)	(122,636,903)
10-31-08	51,167,781	—	1,640,309	(32,356,404)	20,451,686	937,189,621	—	31,783,397	—	(577,604,547)	391,368,471

Class B

04-30-09	75,669	—	29,678	(407,548)	(302,201)	681,143	—	261,822	—	(3,385,987)	(2,443,022)
10-31-08	352,926	—	77,469	(1,008,421)	(578,026)	5,817,538	—	1,303,042	—	(15,872,425)	(8,751,845)

Class C

04-30-09	976,945	—	149,483	(3,583,566)	(2,457,138)	9,127,741	—	1,388,047	—	(32,041,714)	(21,525,926)
10-31-08	5,702,611	—	352,125	(6,377,998)	(323,262)	98,932,052	—	6,199,754	—	(104,028,388)	1,103,418

Class I

04-30-09	14,579,368	—	489,813	(7,469,381)	7,599,800	151,504,350	—	5,070,221	—	(76,462,045)	80,112,526
10-31-08	17,361,717	—	287,474	(2,851,439)	14,797,752	322,700,380	—	5,302,392	—	(47,800,551)	280,202,221

Class O

04-30-09	85,421	—	1,308	(141,941)	(55,212)	866,820	—	13,963	—	(1,444,348)	(563,565)
10-31-08	353,337	—	38,884	(456,536)	(64,315)	6,903,345	—	762,024	—	(8,610,674)	(945,305)

Class W

04-30-09	8,089,699	—	129,013	(2,438,167)	5,780,545	81,132,721	—	1,276,463	—	(23,984,167)	58,425,017
02-12-08(1)-10-31-08	4,363,284	—	36,962	(411,336)	3,988,910	81,150,156	—	636,668	—	(6,448,716)	75,338,108

Global Value Choice

Class A

04-30-09	4,292,933	—	—	(1,897,482)	2,395,451	77,018,032	—	—	—	(32,953,133)	44,064,899
10-31-08	1,396,794	—	7,665	(1,196,047)	208,412	34,725,305	—	197,906	—	(27,864,080)	7,059,131

Class B

04-30-09	27,637	—	—	(153,469)	(125,832)	502,769	—	—	—	(2,817,272)	(2,314,503)
10-31-08	108,879	—	—	(458,496)	(349,617)	2,970,432	—	—	—	(12,293,459)	(9,323,027)

Class C

04-30-09	288,136	—	—	(218,858)	69,278	4,898,116	—	—	—	(3,544,554)	1,353,562
10-31-08	271,913	—	565	(418,092)	(145,614)	6,485,007	—	14,032	—	(9,480,420)	(2,981,381)

NOTES TO FINANCIAL STATEMENTS as of April 30, 2009 (Unaudited) (continued)

NOTE 12 — CAPITAL SHARES (continued)

					Net increase						Net increase
		Payments			(decrease) in		Payments		Redemption		(decrease) in
	Shares	by affiliate	Reinvestment	Shares	shares	Shares	by affiliate	Reinvestment	fee	Shares	shares
Year or	sold	(Note 19)	of distributions	redeemed	outstanding	sold	(Note 19)	of distributions	proceeds	redeemed	outstanding
period ended	#	#	#	#	#	($)	($)	($)	($)	($)	($)

Global Value Choice (continued)

Class I

04-30-09	100,478	—	—	(119,309)	(18,831)	1,718,672	—	—	—	(2,213,827)	(495,155)
10-31-08	164,533	—	3,007	(99,756)	67,784	4,158,310	—	77,786	—	(2,306,604)	1,929,492

Class Q

04-30-09	83,285	—	—	(15,935)	67,350	1,760,648	—	—	—	(331,140)	1,429,508
10-31-08	17,033	—	511	(29,161)	(11,617)	484,802	—	15,493	—	(816,263)	(315,968)

Asia-Pacific Real Estate

Class A

04-30-09	1,267	—	848	(136,766)	(134,651)	5,004	—	3,586	—	(540,164)	(531,574)
10-31-08	780,760	—	980	(84,459)	697,281	6,996,175	—	6,748	—	(456,097)	6,546,826

Class B

04-30-09	—	—	56	(8)	48	—	—	238	—	(34)	204
10-31-08	4,402	—	26	(382)	4,046	35,352	—	201	—	(3,153)	32,400

Class C

04-30-09	3,457	—	158	(654,334)	(650,719)	13,719	—	680	—	(2,713,706)	(2,699,307)
10-31-08	974,716	—	110	(189,935)	784,891	6,392,882	—	803	—	(834,587)	5,559,098

Class I

04-30-09	—	—	—	—	—	—	—	—	—	—	—
10-31-08	102	—	—	(1)	101	1,020	—	—	—	(10)	1,010

Disciplined International SmallCap

Class A

04-30-09	2,119	—	461	(1,929)	651	10,463	—	2,488	—	(9,104)	3,847
10-31-08	19,758	—	191	(12,354)	7,595	202,660	—	1,955	—	(131,071)	73,544

Class B

04-30-09	1,175	—	5	(207)	973	4,897	—	25	—	(1,114)	3,808
10-31-08	217	—	7	(120)	104	2,108	—	67	—	(1,189)	986

Class C

04-30-09	4,482	—	546	(3,292)	1,736	22,341	—	2,927	—	(14,619)	10,649
10-31-08	12,431	—	88	(4,187)	8,332	107,822	—	897	—	(38,859)	69,860

Class I

04-30-09	6,356,776	—	1,549,491	(4,002,583)	3,903,684	30,766,140	—	8,382,749	—	(19,849,302)	19,299,587
10-31-08	21,115,273	—	1,061,868	(20,578,255)	1,598,886	185,110,629	—	10,882,081	—	(203,193,132)	(7,200,422)

Emerging Countries

Class A

04-30-09	211,978	—	94,935	(747,304)	(440,391)	3,226,285	252,464	1,498,911	—	(11,022,706)	(6,045,046)
10-31-08	822,906	—	176,088	(2,002,850)	(1,003,856)	28,711,056	—	6,292,464	—	(63,446,626)	(28,443,106)

Class B

04-30-09	7,513	—	2,330	(67,402)	(57,559)	118,406	17,731	36,664	—	(999,035)	(826,234)
10-31-08	48,419	—	12,124	(195,755)	(135,212)	1,665,983	—	427,641	—	(5,956,437)	(3,862,813)

Class C

04-30-09	58,071	—	10,848	(212,341)	(143,422)	823,702	62,327	160,382	—	(2,941,150)	(1,894,739)
10-31-08	173,763	—	40,672	(631,418)	(416,983)	5,571,813	—	1,351,224	—	(17,685,013)	(10,761,976)

Class I

04-30-09	429,134	—	46,082	(417,153)	58,063	6,528,136	83,471	725,836	—	(6,304,362)	1,033,081
10-31-08	1,116,587	—	48,781	(1,019,536)	145,832	36,867,641	—	1,745,240	—	(33,127,020)	5,485,861

Class Q

04-30-09	94,822	—	8,656	(131,507)	(28,029)	1,565,624	21,652	141,928	—	(2,098,612)	(369,408)
10-31-08	108,895	—	20,139	(316,696)	(187,662)	3,902,063	—	745,231	—	(10,326,260)	(5,678,966)

Class W

04-30-09	537	—	56	(1,357)	(764)	8,352	118	928	—	(21,466)	(12,068)
02-12-08(1)-10-31-08	4,607	—	1	(2,479)	2,129	162,983	—	11	—	(78,082)	84,912

European Real Estate

Class A

04-30-09	6,580	—	3,384	(20,456)	(10,492)	28,253	—	15,796	—	(90,024)	(45,975)
10-31-08	693,672	—	1,632	(103,326)	591,978	6,733,767	—	13,407	—	(796,654)	5,950,520

Class B

04-30-09	1,339	—	74	(374)	1,039	4,812	—	342	—	(1,758)	3,396
10-31-08	3,076	—	24	(1,157)	1,943	28,991	—	196	—	(9,393)	19,794

NOTES TO FINANCIAL STATEMENTS as of April 30, 2009 (Unaudited) (continued)

NOTE 12 — CAPITAL SHARES (continued)

		Proceeds			Net increase		Proceeds				Net increase
		from shares			(decrease) in		from shares		Redemption		(decrease) in
	Shares	issued in	Reinvestment	Shares	shares	Shares	issued in	Reinvestment	fee	Shares	shares
Year or	sold	merger	of distributions	redeemed	outstanding	sold	merger	of distributions	proceeds	redeemed	outstanding
period ended	#	#	#	#	#	($)	($)	($)	($)	($)	($)

European Real Estate (continued)

Class C

04-30-09	158	—	298	(319)	137	664	—	1,393	—	(1,479)	578
10-31-08	19,205	—	66	(10,195)	9,076	181,711	—	545	—	(89,452)	92,804

Class I

04-30-09	—	—	—	—	—	—	—	—	—	—	—
10-31-08	102	—	—	(1)	101	1,020	—	—	—	(10)	1,010

Foreign

Class A

04-30-09	980,760	—	269,209	(5,321,693)	(4,071,724)	10,490,290	—	3,082,437	—	(54,547,909)	(40,975,182)
10-31-08	4,911,276	—	689,975	(7,518,393)	(1,917,142)	94,565,312	—	14,109,997	—	(128,973,992)	(20,298,683)

Class B

04-30-09	43,684	—	28,125	(415,305)	(343,496)	455,989	—	311,908	—	(4,034,138)	(3,266,241)
10-31-08	239,123	—	113,030	(876,325)	(524,172)	4,648,104	—	2,230,091	—	(15,036,348)	(8,158,153)

Class C

04-30-09	490,034	—	154,867	(2,291,079)	(1,646,178)	5,114,527	—	1,717,477	—	(22,220,876)	(15,388,872)
10-31-08	1,811,561	—	458,623	(3,336,522)	(1,066,338)	33,659,479	—	9,062,384	—	(57,534,479)	(14,812,616)

Class I

04-30-09	1,391,218	—	266,085	(2,289,031)	(631,728)	15,409,331	—	3,091,911	—	(23,556,109)	(5,054,867)
10-31-08	2,258,533	—	317,295	(1,415,836)	1,159,992	44,056,759	—	6,602,918	—	(22,601,262)	28,058,415

Class Q

04-30-09	—	—	53	(3,072)	(3,019)	—	—	618	—	(30,521)	(29,903)
10-31-08	—	—	2,445	(33,010)	(30,565)	—	—	50,214	—	(440,821)	(390,607)

Class W

04-30-09	19,479	—	937	(10,299)	10,117	219,207	—	11,637	—	(114,256)	116,588
02-12-08(1)-10-31-08	42,471	—	—	(19,175)	23,296	878,887	—	—	—	(309,649)	569,238

Greater China

Class A

04-30-09	657,626	—	123,699	(878,854)	(97,529)	6,420,168	—	1,239,461	—	(8,274,414)	(614,785)
10-31-08	947,515	—	239,370	(1,990,551)	(803,666)	16,713,689	—	4,242,198	—	(31,428,443)	(10,472,556)

Class B

04-30-09	35,425	—	11,348	(39,077)	7,696	331,063	—	113,136	—	(358,758)	85,441
10-31-08	92,034	—	29,578	(219,342)	(97,730)	1,652,070	—	517,910	—	(3,355,264)	(1,185,284)

Class C

04-30-09	81,820	—	14,271	(77,478)	18,613	802,656	—	142,714	—	(699,969)	245,401
10-31-08	173,882	—	49,298	(439,357)	(216,177)	3,131,398	—	863,707	—	(7,284,343)	(3,289,238)

Class I

04-30-09	7,081	—	480	(116)	7,445	70,497	—	4,797	—	(1,208)	74,086
10-31-08	1,864	—	255	(31)	2,088	28,250	—	4,518	—	(628)	32,140

Class O

04-30-09	84,684	—	—	(17,011)	67,673	824,386	—	—	—	(161,457)	662,929
06-04-08(1)-10-31-08	29,666	—	—	(7,455)	22,211	389,817	—	—	—	(95,367)	294,450

Index Plus International Equity

Class A

04-30-09	57,286	—	50,580	(264,220)	(156,354)	330,448	—	316,123	—	(1,484,994)	(838,423)
10-31-08	127,395	2,083,276	15,616	(898,337)	1,327,950	1,262,851	24,809,468	183,797	—	(9,088,911)	17,167,205

Class B

04-30-09	12,616	—	3,810	(83,731)	(67,305)	76,856	—	23,930	—	(484,658)	(383,872)
10-31-08	12,177	355,813	6,215	(177,202)	197,003	132,214	4,223,697	72,966	—	(1,667,340)	2,761,537

Class C

04-30-09	22,453	—	3,268	(40,028)	(14,307)	132,571	—	20,424	—	(223,642)	(70,647)
10-31-08	30,434	197,636	5,787	(106,330)	127,527	324,453	2,343,627	67,879	—	(1,040,718)	1,695,241

Class I

04-30-09	1,426,525	—	437,590	(2,456,731)	(592,616)	8,939,984	—	2,730,559	—	(14,033,678)	(2,363,135)
10-31-08	8,828,357	523,573	1,189,238	(10,454,928)	86,240	95,723,393	6,258,727	14,056,792	—	(102,148,610)	13,890,302

Class O

04-30-09	433,983	—	33,354	(649,713)	(182,376)	2,512,443	—	206,799	—	(3,619,047)	(899,805)
11-09-07(1)-10-31-08	1,292,028	7,673,371	62	(2,385,102)	6,580,359	13,220,056	90,795,795	730	—	(22,842,487)	81,174,094

NOTES TO FINANCIAL STATEMENTS as of April 30, 2009 (Unaudited) (continued)

NOTE 12 — CAPITAL SHARES (continued)

					Net increase						Net increase
		Payments			(decrease) in		Payments		Redemption		(decrease) in
	Shares	by affiliate	Reinvestment	Shares	shares	Shares	by affiliate	Reinvestment	fee	Shares	shares
Year or	sold	(Note 19)	of distributions	redeemed	outstanding	sold	(Note 19)	of distributions	proceeds	redeemed	outstanding
period ended	#	#	#	#	#	($)	($)	($)	($)	($)	($)

International Capital Appreciation

Class A

04-30-09	5,355	—	1,258	(154,210)	(147,597)	34,835	—	8,252	—	(971,160)	(928,073)
10-31-08	96,218	—	4,821	(169,646)	(68,607)	1,239,482	—	62,381	—	(1,327,786)	(25,923)

Class B

04-30-09	—	—	—	(25,989)	(25,989)	—	—	—	—	(164,535)	(164,535)
10-31-08	46,616	—	2,138	(70,820)	(22,066)	580,009	—	27,323	—	(807,705)	(200,373)

Class C

04-30-09	5,202	—	—	(13,190)	(7,988)	34,198	—	—	—	(80,381)	(46,183)
10-31-08	53,113	—	1,936	(67,450)	(12,401)	645,740	—	24,821	—	(714,775)	(44,214)

Class I

04-30-09	1,781,707	—	168,377	(2,189,831)	(239,747)	10,979,106	—	1,099,501	—	(13,122,023)	(1,043,416)
10-31-08	1,662,796	—	515,675	(4,514,825)	(2,336,354)	21,649,973	—	6,677,994	—	(49,010,622)	(20,682,655)

International Equity Dividend

Class A

04-30-09	15,114	—	1,440	(109,785)	(93,231)	74,416	—	7,337	—	(506,818)	(425,065)
10-31-08	131,103	—	13,987	(251,121)	(106,031)	1,187,362	—	119,484	—	(2,057,092)	(750,246)

Class B

04-30-09	6,919	—	59	(12,471)	(5,493)	36,172	—	303	—	(64,398)	(27,923)
10-31-08	10,393	—	134	(2,364)	8,163	97,508	—	1,126	—	(16,666)	81,968

Class C

04-30-09	45,303	—	584	(43,890)	1,997	224,221	—	2,949	—	(209,209)	17,961
10-31-08	81,875	—	5,557	(77,315)	10,117	786,475	—	47,456	—	(635,175)	198,756

Class I

04-30-09	177,070	—	54,376	(2,271,035)	(2,039,589)	913,609	—	274,559	—	(10,749,274)	(9,561,106)
10-31-08	2,645,507	—	307,787	(1,936,510)	1,016,784	22,644,879	—	2,559,356	—	(15,129,428)	10,074,807

Class W

04-30-09	2,181	—	22	(333)	1,870	9,400	—	102	—	(1,569)	7,933
02-12-08(1)-10-31-08	2,222	—	67	(104)	2,185	21,015	—	511	—	(895)	20,631

International Growth Opportunities

Class A

04-30-09	283,932	—	7,553	(1,017,771)	(726,286)	1,529,993	76,090	43,503	—	(5,347,028)	(3,697,442)
10-31-08	689,059	—	724,639	(1,288,594)	125,104	7,810,339	—	8,779,114	—	(13,206,986)	3,382,467

Class B

04-30-09	7,122	—	—	(214,215)	(207,093)	35,521	13,422	—	—	(1,060,657)	(1,011,714)
10-31-08	78,682	—	184,188	(614,692)	(351,822)	878,212	—	2,121,081	—	(6,290,257)	(3,290,964)

Class C

04-30-09	26,651	—	—	(229,362)	(202,711)	129,587	20,426	—	—	(1,150,989)	(1,000,976)
10-31-08	215,015	—	136,334	(431,904)	(80,555)	2,394,268	—	1,571,233	—	(3,806,058)	159,443

Class I

04-30-09	416,710	—	17,276	(2,371,842)	(1,937,856)	2,236,210	52,560	99,162	—	(12,708,521)	(10,320,589)
10-31-08	2,932,823	—	129,807	(834,771)	2,227,859	31,597,804	—	1,563,352	—	(7,367,699)	25,793,457

Class Q

04-30-09	122,628	—	7,138	(207,229)	(77,463)	676,898	32,032	40,688	—	(1,051,468)	(301,850)
10-31-08	476,814	—	394,356	(1,261,072)	(389,902)	5,537,379	—	4,722,652	—	(13,486,319)	(3,226,288)

International Real Estate

Class A

04-30-09	3,481,505	—	101,762	(5,752,828)	(2,169,561)	20,282,591	—	608,926	—	(33,260,771)	(12,369,254)
10-31-08	8,574,151	—	545,171	(14,791,771)	(5,672,449)	100,590,258	—	6,416,280	—	(154,954,852)	(47,948,314)

Class B

04-30-09	17,096	—	3,581	(114,068)	(93,391)	101,676	—	21,409	—	(645,818)	(522,733)
10-31-08	71,839	—	23,566	(329,118)	(233,713)	857,933	—	282,366	—	(3,544,764)	(2,404,465)

Class C

04-30-09	180,634	—	20,452	(2,110,576)	(1,909,490)	1,099,243	—	122,361	—	(12,255,425)	(11,033,821)
10-31-08	2,194,498	—	169,409	(5,422,977)	(3,059,070)	25,813,659	—	2,032,768	—	(56,377,064)	(28,530,637)

Class I

04-30-09	18,978,895	—	212,374	(12,661,022)	6,530,247	114,109,801	—	1,274,116	—	(76,356,831)	39,027,086
10-31-08	43,441,169	—	428,870	(10,642,891)	33,227,148	481,407,853	—	4,893,801	—	(95,017,074)	391,284,580

NOTES TO FINANCIAL STATEMENTS as of April 30, 2009 (Unaudited) (continued)

NOTE 12 — CAPITAL SHARES (continued)

					Net increase						Net increase
		Payments			(decrease) in		Payments		Redemption		(decrease) in
	Shares	by affiliate	Reinvestment	Shares	shares	Shares	by affiliate	Reinvestment	fee	Shares	shares
Year or	sold	(Note 19)	of distributions	redeemed	outstanding	sold	(Note 19)	of distributions	proceeds	redeemed	outstanding
period ended	#	#	#	#	#	($)	($)	($)	($)	($)	($)

International Real Estate (continued)

Class W

04-30-09	58,259	—	777	(8,573)	50,463	373,121	—	4,684	—	(53,100)	324,705
02-12-08(1)-10-31-08	52,809	—	124	(8,553)	44,380	568,699	—	1,157	—	(58,832)	511,024

International SmallCap Multi-Manager

Class A

04-30-09	704,025	—	150,477	(1,827,820)	(973,318)	14,809,865	457,206	3,373,881	—	(38,045,868)	(19,404,916)
10-31-08	2,979,636	—	998,861	(4,779,374)	(800,877)	136,744,112	—	47,137,719	—	(202,990,223)	(19,108,392)

Class B

04-30-09	5,024	—	2,719	(182,753)	(175,010)	113,505	31,479	64,369	—	(3,996,849)	(3,787,496)
10-31-08	50,690	—	118,804	(623,581)	(454,087)	2,540,227	—	5,829,623	—	(28,106,960)	(19,737,110)

Class C

04-30-09	36,979	—	20,386	(255,862)	(198,497)	729,312	84,280	429,751	—	(4,995,769)	(3,752,426)
10-31-08	219,882	—	221,078	(703,134)	(262,174)	9,721,747	—	9,767,028	—	(27,322,204)	(7,833,429)

Class I

04-30-09	797,346	—	105,575	(2,387,989)	(1,485,068)	16,686,304	317,424	2,362,922	—	(50,182,244)	(30,815,594)
10-31-08	1,741,676	—	627,880	(1,922,882)	446,674	77,860,724	—	29,679,191	—	(82,207,122)	25,332,793

Class O

04-30-09	9,616	—	—	(2,120)	7,496	201,890	267	—	—	(45,674)	156,483
06-04-08(1)-10-31-08	4,615	—	—	(1,899)	2,716	150,303	—	—	—	(54,844)	95,459

Class Q

04-30-09	96,278	—	42,371	(969,482)	(830,833)	2,179,528	106,756	1,035,594	—	(22,260,813)	(18,938,935)
10-31-08	441,947	—	273,392	(796,120)	(80,781)	21,564,716	—	14,027,428	—	(36,553,425)	(961,281)

Class W

04-30-09	74,175	—	13,008	(167,933)	(80,750)	1,818,132	30,891	343,560	—	(4,120,155)	(1,927,572)
02-12-08(1)-10-31-08	424,319	—	2	(38,041)	386,280	19,393,949	—	126	—	(1,389,064)	18,005,011

International Value

Class A

04-30-09	11,142,296	—	13,240,763	(31,180,429)	(6,797,370)	97,871,303	24,739	125,310,400	—	(263,975,574)	(40,769,132)
10-31-08	15,008,226	—	13,738,713	(37,372,970)	(8,626,031)	263,356,450	—	253,006,563	—	(604,941,068)	(88,578,055)

Class B

04-30-09	102,612	—	1,111,861	(3,197,906)	(1,983,433)	899,494	2,111	10,444,144	—	(26,772,017)	(15,426,268)
10-31-08	413,342	—	1,777,035	(7,626,050)	(5,435,673)	7,656,523	—	32,199,846	—	(129,928,893)	(90,072,524)

Class C

04-30-09	1,613,733	—	4,284,938	(6,990,581)	(1,091,910)	14,530,364	8,560	39,564,402	—	(57,769,552)	(3,666,226)
10-31-08	1,347,145	—	4,567,631	(9,292,377)	(3,377,601)	24,318,686	—	81,988,970	—	(144,620,438)	(38,312,782)

Class I

04-30-09	14,589,241	—	8,057,767	(26,704,769)	(4,057,761)	128,413,273	19,561	75,935,416	—	(235,975,573)	(31,607,323)
10-31-08	21,346,501	—	12,048,408	(61,196,377)	(27,801,468)	374,519,708	—	221,811,196	—	(1,025,849,999)	(429,519,095)

Class Q

04-30-09	799,801	—	178,994	(322,039)	656,756	6,249,844	307	1,690,451	—	(2,734,334)	5,206,268
10-31-08	80,922	—	168,251	(258,323)	(9,150)	1,352,835	—	3,102,544	—	(4,062,976)	392,403

International Value Choice

Class A

04-30-09	203,400	—	9,558	(231,738)	(18,780)	1,595,473	—	78,920	—	(1,732,053)	(57,660)
10-31-08	686,849	—	176,805	(795,921)	67,733	7,157,841	—	2,075,696	—	(7,750,036)	1,483,501

Class B

04-30-09	19,224	—	40	(59,009)	(39,745)	144,907	—	332	—	(443,267)	(298,028)
10-31-08	42,499	—	29,707	(97,833)	(25,627)	499,053	—	345,496	—	(1,061,670)	(217,121)

Class C

04-30-09	134,748	—	67	(86,761)	48,054	1,059,499	—	557	—	(652,358)	407,698
10-31-08	63,426	—	39,133	(133,854)	(31,295)	741,122	—	456,287	—	(1,515,447)	(318,038)

Class I

04-30-09	321,022	—	64,604	(2,121,954)	(1,736,328)	2,466,067	—	532,021	—	(16,126,303)	(13,128,215)
10-31-08	1,789,120	—	775,006	(1,843,757)	720,369	21,092,150	—	9,083,070	—	(19,635,694)	10,539,526

Russia Fund

Class A

04-30-09	1,556,554	—	3,839,001	(3,030,523)	2,365,032	24,972,730	—	71,291,236	230,232	(42,584,713)	53,909,485
10-31-08	3,508,454	—	1,701,980	(6,816,631)	(1,606,197)	221,879,155	—	116,874,956	1,344,090	(348,756,344)	(8,658,143)

NOTES TO FINANCIAL STATEMENTS as of April 30, 2009 (Unaudited) (continued)

NOTE 12 — CAPITAL SHARES (continued)

		Proceeds			Net increase		Proceeds				Net increase
		from shares			(decrease) in		from shares		Redemption		(decrease) in
	Shares	issued in	Reinvestment	Shares	shares	Shares	issued in	Reinvestment	fee	Shares	shares
Year or	sold	merger	of distributions	redeemed	outstanding	sold	merger	of distributions	proceeds	redeemed	outstanding
period ended	#	#	#	#	#	($)	($)	($)	($)	($)	($)

Emerging Markets Fixed Income

Class A

04-30-09	19,803	—	6,753	(109,341)	(82,785)	148,853	—	46,601	—	(742,019)	(546,565)
10-31-08	252,204	—	26,782	(878,847)	(599,861)	2,502,888	—	263,152	—	(8,666,811)	(5,900,771)

Class B

04-30-09	11,438	—	592	(19,184)	(7,154)	82,816	—	4,110	—	(129,291)	(42,365)
10-31-08	3,762	—	1,607	(13,009)	(7,640)	36,830	—	15,738	—	(118,714)	(66,146)

Class C

04-30-09	19,531	—	1,973	(37,573)	(16,069)	142,193	—	13,596	—	(259,384)	(103,595)
10-31-08	71,595	—	6,655	(77,077)	1,173	714,968	—	64,586	—	(688,196)	91,358

Class I

04-30-09	6,040,508	—	855,557	(7,178,454)	(282,389)	43,478,354	—	5,885,202	—	(48,872,572)	490,984
10-31-08	14,539,689	—	2,018,022	(11,690,948)	4,866,763	129,868,071	—	19,732,368	—	(114,548,390)	35,052,049

Global Bond

Class A

04-30-09	1,965,465	—	101,216	(3,672,910)	(1,606,229)	21,370,692	—	1,114,027	—	(39,024,748)	(16,540,029)
10-31-08	7,456,121	—	137,999	(2,528,202)	5,065,918	80,606,536	—	1,503,470	—	(26,720,683)	55,389,323

Class B

04-30-09	108,889	—	6,880	(78,936)	36,833	1,174,828	—	75,456	—	(844,148)	406,136
10-31-08	482,365	—	7,800	(120,595)	369,570	5,209,000	—	84,783	—	(1,265,336)	4,028,447

Class C

04-30-09	664,612	—	52,481	(607,588)	109,505	7,191,429	—	577,912	—	(6,516,725)	1,252,616
10-31-08	3,471,699	—	50,068	(831,577)	2,690,190	37,418,779	—	547,180	—	(8,772,866)	29,193,093

Class I

04-30-09	7,214,489	—	16,013	(114,535)	7,115,967	76,263,295	—	169,493	—	(1,230,375)	75,202,413
10-31-08	146,220	—	511	(97,562)	49,169	1,585,456	—	5,482	—	(1,042,215)	548,723

Class O

04-30-09	116,494	—	—	(22,383)	94,111	1,244,511	—	—	—	(238,060)	1,006,451
06-04-08(1)-10-31-08	27,965	—	2	(6,112)	21,855	292,477	—	21	—	(63,489)	229,009

Diversified International

Class A

04-30-09	1,516,290	—	1,998,133	(8,493,819)	(4,979,396)	9,742,842	—	13,047,254	—	(53,060,907)	(30,270,811)
10-31-08	8,841,423	—	515,063	(12,019,529)	(2,663,043)	111,719,950	—	6,979,408	—	(131,771,713)	(13,072,355)

Class B

04-30-09	108,681	—	252,791	(549,349)	(187,877)	677,424	—	1,650,743	—	(3,331,544)	(1,003,377)
10-31-08	654,048	—	48,497	(851,393)	(148,848)	8,251,659	—	654,909	—	(9,548,622)	(642,054)

Class C

04-30-09	930,137	—	901,364	(2,729,257)	(897,756)	5,972,654	—	5,877,016	—	(16,679,450)	(4,829,780)
10-31-08	3,391,624	—	164,842	(3,992,949)	(436,483)	42,957,806	—	2,222,086	—	(43,316,760)	1,863,132

Class I

04-30-09	738,826	—	90,151	(290,389)	538,588	4,928,577	—	585,985	—	(1,751,632)	3,762,930
10-31-08	7	—	57	(47)	17	100	—	766	—	(640)	226

Class O

04-30-09	112,413	—	—	(19,320)	93,093	688,147	—	—	—	(115,717)	572,430
06-04-08(1)-10-31-08	29,313	—	—	(10,096)	19,217	279,607	—	—	—	(91,526)	188,081

Class R

04-30-09	29	—	3,254	(4,062)	(779)	170	—	21,053	—	(23,415)	(2,192)
10-31-08	1,146	—	655	(5,672)	(3,871)	14,594	—	8,800	—	(68,665)	(45,271)

Class W

04-30-09	86,090	—	16,022	(60,694)	41,418	519,890	—	103,822	—	(359,749)	263,963
02-12-08(1)-10-31-08	294,208	—	—	(87,719)	206,489	3,322,579	—	—	—	(772,445)	2,550,134

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS as of April 30, 2009 (Unaudited) (continued)

NOTE 13 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds’ Board, the following securities have been deemed to be illiquid. The Funds currently limit investments in illiquid securities to 15% of a Fund’s net assets, at market value, at time of purchase. Fair value for certain securities was determined by ING Funds Valuation Committee appointed by the Funds’ Board and in accordance with the methods specifically authorized by the Board.

			Initial
			Acquisition			Percent of Net
Fund	Security	Shares	Date	Cost	Value	Assets

Global Real Estate	Safestore Holdings Ltd.	2,818,865	03/09/07	$11,285,365	$3,266,355	0.3%

				$11,285,365	$3,266,355	0.3%

Global Value Choice	Lighthouse Caledonia	32,139	07/09/07	$38,264	$17,134	0.0%

				$38,264	$17,134	0.0%

Foreign	GOME Electrical Appliances Holdings Ltd.	652,303	01/31/07	$171,037	$65,651	0.0%
	Inter Rao Ues OAO GDR	14,630	08/28/08	92,169	50,816	0.0%
	Kusbassenergo OJSC GDR	4,865	08/28/08	25,663	9,625	0.0%
	Mosenergo OAO — Spon GDR	23,485	08/28/08	114,489	57,491	0.1%
	OGK-1 OAO GDR	67,340	08/28/08	153,199	41,797	0.1%
	OGK-2 OAO GDR	17,500	08/28/08	76,125	25,900	0.0%
	OGK-3 OJSC GDR	28,770	08/28/08	97,099	44,317	0.0%
	OGK-6 OAO GDR	20,405	08/28/08	71,418	26,686	0.0%
	RAO Energy System of East OAO	3,500,000	08/28/08	84,000	9,450	0.0%
	Rolls-Royce Group PLC — C Shares Entitlement	5,254,563	09/30/05	9,413	7,773	0.0%
	Territorial Generating Co. 1 GDR	26,740	08/28/08	72,867	21,806	0.0%
	TGK-14 GDR	1,120	08/28/08	9,072	2,436	0.0%
	TGK-2 GDR	4,515	08/28/08	44,473	6,409	0.0%
	TGK-4 GDR	11,095	08/28/08	57,417	11,561	0.0%
	TGK-9 OAO GDR	11,760	08/28/08	35,280	12,787	0.0%
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys- REG S GDR)	35	11/21/07	13,706	10,826	0.0%
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys- REG S GDR)	35	11/21/07	374,865	92,232	0.0%
	Volga Territorial Generating Co. GDR	11,690	08/28/08	63,711	13,417	0.0%
	Yenisei Territorial — Spon GDR	12,040	08/28/08	26,789	7,582	0.0%

				$1,592,790	$518,562	0.2%

International Growth Opportunities	TNK-BP Holding	517,845	05/11/06	$1,469,547	$378,027	0.8%

				$1,469,547	$378,027	0.8%

International Real Estate	Central Pattana PCL	1,929,000	03/01/06	$1,293,212	$776,880	0.2%
	Challenger Diversified Property Group	3,293,700	11/07/06	2,693,825	963,670	0.2%
	Safestore Holdings Ltd.	1,351,100	03/09/07	4,641,072	1,565,585	0.4%
	Yatra Capital Ltd.	90,700	11/27/06	1,191,305	280,812	0.1%

				$9,819,414	$3,586,947	0.9%

International SmallCap Multi-Manager	Hutchison Telecommunications Hong Kong Holdings Ltd.	933,000	01/29/09	$76,570	$87,882	0.0%
	Oridion Systems Ltd.	59,474	05/23/08	526,591	295,110	0.1%

				$603,160	$382,992	0.1%

Russia	Bank St. Petersburg BRD — Class S	1,709,000	11/02/07	$8,893,549	$1,473,765	0.6%
	LSR Group GDR	811,680	11/09/07	11,769,360	1,623,360	0.7%
	Moscow City Telephone	135,000	04/18/02	1,079,980	1,590,181	0.7%
	Novorossiysk Sea Trade Port BRD	6,060,000	11/02/07	1,551,360	454,500	0.2%
	Open Investments	33,000	11/07/07	9,071,850	1,419,000	0.6%
	RBC Information Systems	1,324,122	06/16/04	7,874,627	1,324,122	0.6%
	RenShares Utilities Ltd.	1,899,872	08/26/05	2,744,925	1,786,279	0.8%
	Uralsvyazinform	68,909,100	06/18/99	1,335,399	730,712	0.3%

NOTES TO FINANCIAL STATEMENTS as of April 30, 2009 (Unaudited) (continued)

NOTE 13 — ILLIQUID SECURITIES (continued)

			Initial
			Acquisition			Percent of Net
Fund	Security	Shares	Date	Cost	Value	Assets

	VolgaTelecom	2,225,000	11/11/98	$6,464,739	$1,775,628	0.8%
	Vsmpo-Avisma Corp.	32,800	04/06/04	4,214,442	1,213,600	0.5%

				$55,000,231	$13,391,147	5.8%

Emerging Markets Fixed Income	Alfa Bond Issuance PLC for OJSC Alfa Bank, 8.635%, due 02/22/17	1,200,000	05/02/07	$1,202,592	$690,120	0.3%
	Alto Parana SA, 6.375%, due 06/09/17	620,000	06/07/07	615,660	556,946	0.2%
	Banco Safra Ltd., 10.875%, due 04/03/17	2,400,000	06/11/07	1,270,004	941,548	0.4%
	Banco Votorantim, 10.625%, due 04/10/14	250,000	03/29/07	121,869	49,199	0.0%
	Banco Votorantim, 10.625%, due 04/10/14	2,300,000	06/11/07	1,231,889	975,867	0.4%
	Belize Government International Bond, 4.250% (step rate 6.000%), due 02/20/29	330,000	05/02/07	289,182	109,725	0.0%
	Bosnia & Herzegovina Government International Bond, 17.290%, due 12/11/17	750,000	08/29/06	437,761	251,147	0.1%
	City of Kiev Ukraine, 8.000%, due 11/06/15	550,000	02/17/06	572,950	219,629	0.1%
	El Salvador Government International Bond, 7.650%, due 06/15/35	1,230,000	04/25/07	1,415,483	990,150	0.4%
	Credit Suisse First Boston International for CJSC The EXIM of Ukraine, 6.800%, due 10/04/12	1,400,000	05/01/07	1,387,514	833,000	0.3%
	Interoceanica IV Finance Ltd., 7.080%, due 11/30/18	320,000	05/03/07	226,541	166,080	0.1%
	Interoceanica IV Finance Ltd., 6.720%, due 11/30/25	1,161,806	05/03/07	621,361	395,014	0.1%
	Kazkommerts International BV — REG S, 7.500%, due 11/29/16	1,200,000	03/19/07	1,150,156	678,000	0.3%
	Kazkommerts International BV, 7.500%, due 11/29/16	210,000	11/21/06	207,526	111,300	0.0%
	Kuznetski Capital for Bank of Moscow, 7.500%, due 11/25/15	1,500,000	10/20/06	1,547,617	1,027,500	0.4%
	Lebanon Government International Bond, 8.250%, due 04/12/21	210,000	01/18/07	207,468	199,143	0.1%
	Majapahit Holding BV, 7.875%, due 06/29/37	1,060,000	06/21/07	1,035,898	710,200	0.3%
	Province of Mendoza, 5.500%, due 09/04/18	752,097	10/24/06	583,905	285,797	0.1%
	Standard Bank (Nak), 8.125%, due 09/30/09	500,000	05/02/07	501,663	430,000	0.2%
	National Power Corp., 9.625%, due 05/15/28	450,000	02/01/06	493,297	432,000	0.2%
	Pakistan Government International Bond, 7.125%, due 03/31/16	610,000	10/31/07	579,209	348,180	0.1%
	Islamic Republic of Pakistan, 6.875%, due 06/01/17	3,695,000	07/25/07	3,293,750	1,967,588	0.7%
	Peru Enhanced Pass-through Finance Ltd., 6.700%, due 05/31/18	2,906,401	06/28/07	2,085,000	1,613,053	0.6%
	Peru Enhanced Pass-through Finance Ltd., 6.590%, due 05/31/18	242,200	12/14/06	173,045	134,421	0.1%
	Petroleum Co. of Trinidad & Tobago Ltd., 6.000%, due 05/08/22	2,515,000	06/28/07	2,423,305	1,797,722	0.7%
	Province of Buenos Aires Argentina, 3.000% (step rate 4.000%), due 05/15/35	5,600,000	05/30/06	2,604,836	1,122,800	0.4%
	Province of Buenos Aires Argentina, 9.375%, due 09/14/18	2,480,000	07/30/07	2,161,436	700,600	0.3%
	Province of Buenos Aires Argentina, 9.625%, due 04/18/28	4,130,000	05/01/07	4,124,438	1,166,725	0.4%
	Provincia Del Neuquen Titulo Provincial, 8.656%, due 10/18/14	407,500	05/21/07	420,424	372,863	0.1%
	Sibacademfinance PLC for URSA Bank, 9.125%, due 02/26/10	25,000,000	06/04/07	977,081	702,234	0.3%
	Standard Bank PLC, 16.000%, due 07/20/09	143,584	01/26/07	143,584	132,791	0.1%
	Standard Bank PLC, 15.000%, due 03/12/12	2,025,785	06/28/07	2,025,785	1,441,875	0.5%

NOTES TO FINANCIAL STATEMENTS as of April 30, 2009 (Unaudited) (continued)

NOTE 13 — ILLIQUID SECURITIES (continued)

			Initial
			Acquisition			Percent of Net
Fund	Security	Shares	Date	Cost	Value	Assets

	Transportadora Gas del Norte, 8.000%, due 12/31/12	1,285,000	05/24/07	$1,270,865	$282,700	0.1%
	Transportadora Gas del Norte, 6.500%, due 12/31/12	40,368	10/31/06	39,226	8,881	0.0%
	Transportadora Gas del Norte, 7.500%, due 12/31/12	200,000	04/16/09	200,000	44,000	0.0%
	TuranAlem Finance BV, 8.250%, due 01/22/37	1,500,000	08/30/07	1,307,087	352,500	0.1%
	UBS AG, 9.850%, due 08/02/17	2,000,000	07/26/07	1,997,040	1,663,807	0.6%
	UBS AG, 12.000%, due 09/04/17	1,200,000	12/13/07	1,198,466	1,036,376	0.4%
	UBS AG, due 12/27/13	400,000	01/05/07	397,866	347,490	0.1%
	UK SPV Credit Finance PLC for JSC Commercial Bank Privatbank, 8.000%, due 02/06/12	2,800,000	01/25/07	2,779,693	1,050,000	0.4%

				$45,322,471	$26,338,972	10.0%

NOTE 14 — REORGANIZATION

On December 9, 2007, Index Plus International Equity, as listed below (“Acquiring Fund”), acquired the assets and certain liabilities of ING International Equity Fund, also listed below (“Acquired Fund”), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 12 — Capital Share Transactions. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquired
				Capital Loss	Acquired Fund
Acquiring	Acquired	Total Net Assets of	Total Net Assets of	Carry forwards	Unrealized	Conversion
Fund	Fund	Acquired Fund (000’s)	Acquiring Fund (000’s)	(000’s)	Depreciation (000’s)	Ratio

Index Plus International Equity	ING International Equity Fund	$128,431	$122,957	$13,594	$3,120	1.0243

The net assets of Index Plus International Equity after the acquisition were $251,388,007.

NOTE 15 — CONCENTRATION OF RISKS

Diversified International is also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Investment by Funds-of-Funds (Diversified International).  Each of the Underlying Funds’ shares may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Foreign Securities (All Funds).  Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Funds and Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds and Underlying Funds. Foreign investments may also subject the Funds and Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Funds’ and Underlying Funds’ investments.

Emerging Markets Investments (All Funds except Index Plus International Equity).  Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be

NOTES TO FINANCIAL STATEMENTS as of April 30, 2009 (Unaudited) (continued)

NOTE 15 — CONCENTRATION OF RISKS (continued)

intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

Industry Concentration (Global Natural Resources, Global Real Estate, Asia-Pacific Real Estate, European Real Estate and International Real Estate). As a result of each Fund and each Underlying Fund concentrating its assets in securities related to a particular industry, each Fund or Underlying Fund may be subject to greater market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

Geographic Concentration (Asia-Pacific Real Estate, European Real Estate, Greater China and Russia). As a result of each Fund concentrating its assets in a single region of the world, each Fund’s performance may be more volatile than that of a fund that invests globally. If securities in the region that each Fund is concentrated fall out of favor, it may cause a Fund to underperform in relation to funds that focus on other types of stocks.

Non-Diversified (Global Natural Resources, Global Real Estate, Asia-Pacific Real Estate, Disciplined International SmallCap, European Real Estate, Greater China, International Real Estate, Russia, Emerging Markets Fixed Income and Global Bond). The Funds and Underlying Funds are each classified as non-diversified investment companies under the 1940 Act, which means that each Fund or Underlying Fund is not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Fund or Underlying Fund. The investment of a large percentage of a Fund’s or Underlying Fund’s assets in the securities of a small number of issuers may cause a Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, a Fund or Underlying Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Fund or Underlying Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Restricted and Illiquid Securities (All Funds). If a security is illiquid, a Fund or Underlying Fund may not be able to sell the security at a time when the Investment Adviser or a Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of a Fund’s or Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a Fund or Underlying Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Rule 144A Securities (Global Real Estate, Global Value Choice, Asia-Pacific Real Estate, European Real Estate, Greater China, International Real Estate and International Value Choice). Rule 144A securities are securities that are not registered, but which are bought and sold solely by institutional investors. Each Fund generally considers Rule 144A securities to be “liquid” although the market for such securities typically is less active than public securities markets and may lead to less ability to sell these securities.

During the period, Lehman Brothers Holdings, Inc. (LBHI) and certain of its affiliates sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. For the period ended April 30, 2009, Global Bond had outstanding securities trades with counterparties affiliated with LBHI. As a result of these events, LBHI’s affiliates were unable to fulfill their commitments and, in certain cases, Global Bond may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. Management has determined that the financial impact to the Funds relating to these events is immaterial.

NOTE 16 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned when the transaction is entered into and is adjusted daily for changes in the market values of the securities on loan. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the Bank of New York Mellon Corp.

NOTES TO FINANCIAL STATEMENTS as of April 30, 2009 (Unaudited) (continued)

NOTE 16 — SECURITIES LENDING (continued)

Institutional Cash Reserves Fund (“BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of April 30, 2009, the BICR Fund held certain defaulted securities that had market values significantly below amortized cost. The investment in the BICR Fund is included in the Portfolio of Investments under Securities Lending Collateral and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities. The Funds agreed to the terms of capital support extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the certain defaulted securities held by the BICR Fund. BNYC will support the value of these securities up to a certain amount and subject, in part, to the Funds’ continued lending of securities. The recorded value of each Fund’s investment in the BICR Fund includes the value of the underlying securities held by the BICR Fund and the estimated value of the support to be provided by BNYC.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At April 30, 2009, the following Funds had securities on loan with the following market values:

	Value of	Cash
	Securities	Collateral
	Loaned	Received*

Global Equity Dividend	$168,546	$182,453
Global Real Estate	18,320,386	18,940,357
Global Value Choice	8,341,134	8,846,571
Emerging Countries	5,527,055	5,561,927
Foreign	5,563,125	5,587,351
International Growth Opportunities	2,447,685	2,434,322
International SmallCap Multi-Manager	3,171,349	3,412,553
International Value	50,966,124	53,303,120
Russia	19,549,284	20,911,094

*	Cash collateral received was invested in the BICR , the fair value of which is presented in the respective Fund’s Portfolio of Investments.

NOTE 17 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

NOTES TO FINANCIAL STATEMENTS as of April 30, 2009 (Unaudited) (continued)

NOTE 17 — FEDERAL INCOME TAXES (continued)

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended April 30, 2009			Year Ended October 31, 2008
							Dividends Paid
	Ordinary	Long-Term	Return of	Ordinary	Long-Term	Return of	Deduction on
	Income	Capital Gains	Capital	Income	Capital Gains	Capital	Redemptions

Global Equity Dividend	$1,198,778	$—	$—	$16,829,413	$20,212,116	$987,059	$—
Global Natural Resources	254,842	5,303,256	—	20,465,025	7,709,284	—	2,046,138
Global Real Estate(1)	9,432,885	1,490,719	10,014,713	54,457,206	3,823,017	—	4,315,681
Global Value Choice	—	—	—	453,191	—	—	—
Asia-Pacific Real Estate	48,728	—	—	68,616	—	—	—
Disciplined International SmallCap	8,388,431	—	—	10,885,408	—	—	—
Emerging Countries	2,865,900	—	—	3,353,946	8,984,526	—	—
European Real Estate	123,585	—	—	77,180	—	—	—
Foreign	10,717,034	—	—	4,162,876	40,260,324	—	—
Greater China	1,755,328	256,607	—	6,807,369	1,427,245	—	704,722
Index Plus International Equity	4,688,144	—	—	11,803,802	2,716,188	—	—
International Capital Appreciation	1,122,718	—	—	5,739,016	1,233,537	—	—
International Equity Dividend	288,905	—	—	2,583,013	—	197,865	—
International Growth Opportunities	187,976	—	—	10,559,321	10,794,409	—	—
International Real Estate	5,140,116	—	—	18,504,346	—	9,785,496	—
International SmallCap Multi-Manager	11,110,978	—	—	78,413,094	66,294,175	—	—
International Value	96,496,970	257,259,802	—	169,348,535	657,984,681	—	122,133,081
International Value Choice	620,515	—	—	4,885,936	7,696,698	—	—
Russia	—	82,435,953	—	—	137,654,710	—	54,251,300
Emerging Markets Fixed Income	5,967,322	—	—	14,743,967	—	5,503,726	—
Global Bond	2,648,234	—	—	4,587,274	—	—	—
Diversified International	27,653,909	—	—	11,317,059	1,925,350	—	—

(1)	Composition of dividends and distributions presented herein is based on the Fund’s tax year-end of December 31.

NOTES TO FINANCIAL STATEMENTS as of April 30, 2009 (Unaudited) (continued)

NOTE 17 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2008 were:

	Undistributed	Undistributed	Unrealized	Post-October
	Ordinary	Long-Term	Appreciation/	Capital Loss	Capital Loss	Expiration
	Income	Capital Gains	(Depreciation)	Deferred	Carryforwards	Dates

Global Equity Dividend	$—	$—	$(81,657,462)	$—	$(24,895,240)	2016
Global Natural Resources	—	5,302,516	(38,744,976)	—	—	—
Global Real Estate(1)	—	—	(604,939,340)	(102,875,210)	(164,232,218)	2016
Global Value Choice	—	—	(40,890,857)	—	(60,707,345)	2009
					(81,779,077)	2010
					(6,183,953)	2011

					$(148,670,375)

Asia-Pacific Real Estate	10,095	—	(4,117,756)	—	(1,331,831)	2016
Disciplined International SmallCap	7,938,474	—	(146,070,521)	—	(73,249,417)	2016
Emerging Countries	2,746,170	—	(64,756,716)	—	(53,090,356)	2016
European Real Estate	95,760	—	(2,067,073)	—	(872,339)	2016
Foreign	10,422,707	—	(70,517,583)	—	(72,680,314)	2016
Greater China	1,754,292	255,507	(15,228,755)	—	—	—
Index Plus International Equity	4,340,365	—	(66,977,435)	—	(37,732,800)	2016
International Capital Appreciation	1,054,798	—	(38,079,789)	—	(6,257,099)	2016
International Equity Dividend	—	—	(21,245,454)	—	(9,689,793)	2016
International Growth Opportunities	187,257	—	(52,137,198)	—	(4,921,856)	2016
International Real Estate	—	—	(276,937,528)	—	(26,312)	2014
					(2,515,843)	2015
					(68,924,625)	2016

					$(71,466,780)

International SmallCap Multi-Manager	10,691,669	—	(304,493,075)	—	(153,055,822)	2016
International Value	94,762,532	257,239,139	(1,228,441,276)	—	—	—
International Value Choice	568,651	—	(28,080,682)	—	(195,990)	2016
Russia	—	82,386,197	(227,135,851)	—	—	—
Emerging Markets Fixed Income	—	—	(98,866,204)	—	(593,649)	2015
					(7,586,987)	2016

					$(8,180,636)

Global Bond	1,841,225	—	(7,144,137)	—	—	—
Diversified International	20,777,313	—	(190,744,358)	—	(28,060,058)	2016

(1)	As of the Fund’s tax year ended December 31, 2008.

The Funds’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2003.

As of April 30, 2009, no provisions for income tax would be required in the Funds’ financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTES TO FINANCIAL STATEMENTS as of April 30, 2009 (Unaudited) (continued)

NOTE 18 — OTHER ACCOUNTING PRONOUNCEMENTS

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosure about Derivative Instruments and Hedging Activities.” This new accounting statement requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of April 30, 2009, management of the Funds is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

NOTE 19 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, ING Investments, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. ING’s internal review related to mutual fund trading has been completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that the indemnification commitments made by ING Funds related to mutual fund trading have been settled and restitution amounts prepared by an independent consultant have been paid to the affected ING Funds. The net aggregate settlement

NOTES TO FINANCIAL STATEMENTS as of April 30, 2009 (Unaudited) (continued)

NOTE 19 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

amounts received by the Funds on December 17, 2008 are as follows:

Emerging Countries	$437,763
International Growth Opportunities	$194,530
International SmallCap Multi-Manager	$1,028,303
International Value	$55,278

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

Other Regulatory Matters

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

NOTES TO FINANCIAL STATEMENTS as of April 30, 2009 (Unaudited) (continued)

NOTE 20 — SUBSEQUENT EVENTS

Subsequent to April 30, 2009, the following Fund paid dividends from net investment income:

	Per Share	Payable	Record
	Amount	Date	Date

Emerging Markets Fixed Income
Class A	$0.0300	June 2, 2009	May 29, 2009
Class B	$0.0193	June 2, 2009	May 29, 2009
Class C	$0.0224	June 2, 2009	May 29, 2009
Class I	$0.0325	June 2, 2009	May 29, 2009

Effective June 2, 2009, the terms of the Funds’ Line of Credit Agreement have changed. Each of the Funds included in this report, with the exception of Diversified International, in addition to certain other funds managed by the Investment Adviser or an affiliate of the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the Funds. The Funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

PORTFOLIO OF INVESTMENTS
ING Global Equity Dividend Fund
as of April 30, 2009 (Unaudited)

Shares			Value

COMMON STOCK: 95.2%

		Australia:5.2%
86,212		Australia & New Zealand Banking Group Ltd.	$994,215
287,165		Foster’s Group Ltd.	1,098,009
415,904		Insurance Australia Group	1,048,148
413,472		Macquarie Airports Management Ltd.	545,000
184,934		Suncorp-Metway Ltd.	789,075
77,087		Wesfarmers Ltd.	1,266,514

			5,740,961

		Brazil: 2.1%
88,084		Cia Vale do Rio Doce ADR	1,209,393
18,598		Petroleo Brasileiro SA ADR	501,774
37,356		Tele Norte Leste Participacoes SA ADR	580,886

			2,292,053

		Canada: 2.9%
44,583		Enerplus Resources Fund	841,727
27,318		Toronto Dominion Bank	1,078,252
50,052		TransCanada Corp.	1,249,098

			3,169,077

		Finland: 1.1%
88,165		Nokia OYJ	1,252,249

			1,252,249

		France: 6.0%
25,571		Accor SA	1,081,951
20,032		Sanofi-Aventis	1,160,096
33,464		Total SA	1,674,398
27,474		Vinci SA	1,230,848
55,708		Vivendi	1,497,937

			6,645,230

		Germany: 4.8%
13,722		Deutsche Boerse AG	1,013,709
37,873		E.ON AG	1,280,751
5,800		Muenchener Rueckversicherungs AG	801,388
17,880		Siemens AG	1,202,159
47,742		ThyssenKrupp AG	1,021,380

			5,319,387

		Hong Kong: 0.9%
22,720		China Mobile Ltd. ADR	980,595

			980,595

		Italy: 4.4%
44,411		Banche Popolari Unite Scpa	612,354
82,537		ENI S.p.A.	1,771,174
78,399		Italcementi S.p.A. RSP	496,968
212,119		Mediaset S.p.A.	1,191,593
206,062		Snam Rete Gas S.p.A.	816,091

			4,888,180

		Japan: 5.4%
94,000		Mitsui OSK Lines Ltd.	537,162
6,000		Nintendo Co., Ltd.	1,613,167
17,600		Sumitomo Mitsui Financial Group, Inc.	610,389
129,000		Sumitomo Trust & Banking Co., Ltd.	539,823
28,900		Takeda Pharmaceutical Co., Ltd.	1,024,931
27,400		Toyota Motor Corp.	1,084,458
18,000	@	Trend Micro, Inc.	548,114

			5,958,044

		Netherlands: 3.4%
13,768		Akzo Nobel NV	575,781
50,022		Royal Dutch Shell PLC	1,147,242
61,480		TNT NV	1,133,046
42,163		Unilever NV	834,298

			3,690,367

		New Zealand: 0.6%
403,625		Telecom Corp. of New Zealand Ltd.	645,388

			645,388

		Poland: 0.9%
179,668		Telekomunikacja Polska SA	943,879

			943,879

		Singapore: 0.8%
142,500		DBS Group Holdings Ltd.	905,920

			905,920

		South Korea: 1.1%
39,684	@,L	KT Corp. ADR	568,275
12,584		S-Oil Corp.	587,316

			1,155,591

		Spain: 3.0%
102,605		Banco Bilbao Vizcaya Argentaria SA	1,111,999
121,863		Banco Santander Central Hispano SA	1,172,194
50,463		Telefonica SA	969,466

			3,253,659

		Switzerland: 2.8%
10,218		Alcon, Inc.	940,158
56,478		Compagnie Financiere Richemont SA	1,011,047
29,427		Novartis AG	1,113,762

			3,064,967

		Taiwan: 1.0%
109,235		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,154,614

			1,154,614

		Thailand: 0.5%
170,800		Siam Cement PCL	587,713

			587,713

		United Kingdom: 7.3%
31,750		AstraZeneca PLC	1,111,741
248,899		BP PLC	1,758,882
71,442		GlaxoSmithKline PLC	1,100,438
148,997		HSBC Holdings PLC	1,059,587
68,286		Scottish & Southern Energy PLC	1,112,816
201,959		Tate & Lyle PLC	818,566
601,196		Vodafone Group PLC	1,104,981

			8,067,011

		United States: 41.0%
39,789		AGL Resources, Inc.	1,240,223
8,756		Air Products & Chemicals, Inc.	577,020
27,599		Altria Group, Inc.	450,692
41,086		American Electric Power Co., Inc.	1,083,849
45,648		Arthur J. Gallagher & Co.	1,026,167
59,551		AT&T, Inc.	1,525,697
47,520		Bristol-Myers Squibb Co.	912,384
22,245		Chevron Corp.	1,470,395
33,763		Coca-Cola Co.	1,453,497
28,079		Consolidated Edison, Inc.	1,042,573
102,908		Dow Chemical Co.	1,646,528
41,739		Duke Energy Corp.	576,416
41,907		EI Du Pont de Nemours & Co.	1,169,205
34,463		Emerson Electric Co.	1,173,121
21,596		Exelon Corp.	996,223
15,261		ExxonMobil Corp.	1,017,451
78,531		General Electric Co.	993,417

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Equity Dividend Fund
as of April 30, 2009 (Unaudited) (continued)

Shares			Value

	United States (continued)
33,557	H&R Block, Inc.		$508,053
21,161	Home Depot, Inc.		556,958
34,493	Honeywell International, Inc.		1,076,527
66,277	Intel Corp.		1,045,851
21,065	Johnson & Johnson		1,102,963
21,511	Kimberly-Clark Corp.		1,057,051
10,581	@ Kinder Morgan Energy Partners LP		505,349
70,890	Kraft Foods, Inc.		1,658,826
56,123	Leggett & Platt, Inc.		805,926
17,116	Lorillard, Inc.		1,080,533
87,666	Mattel, Inc.		1,311,483
42,548	MeadWestvaco Corp.		666,302
41,362	Merck & Co., Inc.		1,002,615
85,569	Microsoft Corp.		1,733,628
109,496	Newell Rubbermaid, Inc.		1,144,233
100,106	NiSource, Inc.		1,100,165
51,514	NYSE Euronext		1,193,579
119,897	Pfizer, Inc.		1,601,824
27,456	Philip Morris International, Inc.		993,907
42,583	Pitney Bowes, Inc.		1,044,987
15,776	Procter & Gamble Co.		779,965
28,086	Reynolds American, Inc.		1,066,706
125,056	Sara Lee Corp.		1,040,466
32,177	Southern Co.		929,272
56,777	Spectra Energy Corp.		823,267
22,922	Wyeth		971,893

			45,157,187

	Total Common Stock (Cost $128,832,125 )		104,872,072

REAL ESTATE INVESTMENT TRUSTS: 1.5%

	Australia: 0.5%
67,127	Westfield Group		523,974

			523,974

	Netherlands: 0.5%
12,736	Corio NV		565,269

			565,269

	United States: 0.5%
14,833	Rayonier, Inc.		572,850

			572,850

	Total Real Estate Investment Trusts (Cost $2,817,855 )		1,662,093

RIGHTS: 0.2%

	Italy: 0.2%
206,062	Snam Rete Gas S.p.A.		158,132

	Total Rights (Cost $217,364 )		158,132

	Total Long-Term Investments (Cost $131,867,344)		106,692,297

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 0.1%

	Securities Lending Collateralcc: 0.1%
$182,453	Bank of New York Mellon Corp. Institutional Cash Reserves		$157,673

	Total Short-Term Investments (Cost $182,453)		157,673

	Total Investments in Securities
	(Cost $132,049,797)*	97.0%	106,849,970
	Other Assets and Liabilities - Net	3.0	3,317,912

	Net Assets	100.0%	$110,167,882

@	Non-income producing security
ADR	American Depositary Receipt
L	Loaned security, a portion or all of the security is on loan at April 30, 2009.

*	Cost for federal income tax purposes is $139,942,327.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$3,912,942
Gross Unrealized Depreciation	(37,005,299)

Net Unrealized Depreciation	$(33,092,357)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Equity Dividend Fund
as of April 30, 2009 (Unaudited) (continued)

Percentage of
Industry	Net Assets

Agriculture	3.3%
Auto Manufacturers	1.0
Banks	8.1
Beverages	2.3
Building Materials	1.0
Chemicals	3.6
Commercial Services	0.5
Cosmetics/Personal Care	0.7
Diversified	0.5
Diversified Financial Services	2.0
Electric	6.4
Electrical Components & Equipment	1.1
Engineering & Construction	1.6
Food	3.9
Forest Products & Paper	0.6
Gas	3.0
Healthcare — Products	1.8
Household Products/Wares	1.0
Housewares	1.0
Insurance	2.6
Internet	0.5
Iron/Steel	0.9
Lodging	1.0
Media	2.4
Mining	1.1
Miscellaneous Manufacturers	3.7
Office/Business Equipment	0.9
Oil & Gas	9.8
Paper & Related Products	0.5
Pharmaceuticals	9.1
Pipelines	2.3
Retail	2.6
Semiconductors	2.0
Shopping Centers	0.5
Software	1.6
Telecommunications	7.8
Toys/Games/Hobbies	2.6
Transportation	1.5
Short-Term Investments	0.1
Other Assets and Liabilities — Net	3.0

Net Assets	100.0%

The following table summarizes the inputs used as of April 30, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$58,294,697	$—
Level 2 — Other Significant Observable Inputs†	48,555,273	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$106,849,970	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

†The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Natural Resources Fund
as of April 30, 2009 (Unaudited)

Shares			Value

COMMON STOCK: 99.5%

		Australia: 2.2%
23,398		BHP Billiton Ltd. ADR	$1,126,380
12,972		Santos Ltd.	152,898
105,772	@	Sino Gold Ltd.	417,409
62,874	@	White Energy Co., Ltd.	70,526

			1,767,213

		Brazil: 0.6%
30,763		Cia Vale do Rio Doce ADR	507,897

			507,897

		Canada: 22.4%
17,517		Agnico-Eagle Mines Ltd.	772,675
56,431		Barrick Gold Corp.	1,642,142
50,751		Canadian Natural Resources Ltd.	2,340,129
61,901	@	Eldorado Gold Corp. (Canadian Denominated Security)	491,764
83,789		EnCana Corp.	3,831,669
29,788		GoldCorp, Inc.	819,766
60,105		Kinross Gold Corp.	928,622
11,198		Major Drilling Group International	126,966
99,202		Nexen, Inc.	1,894,758
8,100		Potash Corp. of Saskatchewan	700,569
63,670		Suncor Energy, Inc.	1,614,671
172,197		Talisman Energy, Inc.	2,159,350
68,195		Yamana Gold, Inc.	539,422

			17,862,503

		France: 0.3%
5,518		Total SA ADR	274,355

			274,355

		Italy: 0.5%
8,700		ENI S.p.A. ADR	371,403

			371,403

		Netherlands: 1.0%
17,310		Royal Dutch Shell PLC ADR — Class A	790,721

			790,721

		South Africa: 0.9%
14,837		Anglogold Ashanti Ltd. ADR	456,980
27,107		Gold Fields Ltd. ADR	281,913

			738,893

		United Kingdom: 1.9%
27,837		Anglo American PLC ADR	299,804
7,589		Rio Tinto PLC ADR	1,236,628

			1,536,432

		United States: 69.7%
108,000		Alcoa, Inc.	979,560
31,800	@	Alpha Natural Resources, Inc.	651,264
45,549		Anadarko Petroleum Corp.	1,961,340
46,246		Apache Corp.	3,369,484
72,888		Arch Coal, Inc.	1,018,245
7,331		Basic Energy Services, Inc.	74,776
100,691		BJ Services Co.	1,398,598
16,600		Cameron International Corp.	424,628
70,415		Chevron Corp.	4,654,432
39,731		Cimarex Energy Co.	1,068,764
10,498		Cliffs Natural Resources, Inc.	242,084
75,706		ConocoPhillips	3,103,946
11,590		Consol Energy, Inc.	362,535
2,500		Core Laboratories NV	208,075
46,748		Devon Energy Corp.	2,423,884
7,400		Energen Corp.	267,288
26,800		ENSCO International, Inc.	757,904
20,949		EOG Resources, Inc.	1,329,843
78,552		ExxonMobil Corp.	5,237,062
32,784		Freeport-McMoRan Copper & Gold, Inc.	1,398,238
70,224		Halliburton Co.	1,419,929
15,596		Hess Corp.	854,505

19,400		International Paper Co.	245,604
91,194		Marathon Oil Corp.	2,708,462
59,400	@	National Oilwell Varco, Inc.	1,798,632
16,466		Newmont Mining Corp.	662,592
3,500		Nucor Corp.	142,415
66,097		Occidental Petroleum Corp.	3,720,600
9,800		Oil States International, Inc.	185,220
14,600		Pactiv Corp.	319,156
103,769		Patterson-UTI Energy, Inc.	1,318,904
25,163		Peabody Energy Corp.	664,052
69,038		Schlumberger Ltd.	3,382,172
41,165		Smith International, Inc.	1,064,115
11,700		Tidewater, Inc.	506,025
16,761	@	Transocean, Ltd.	1,131,032
14,000		Ultra Petroleum Corp.	599,200
11,912		United States Steel Corp.	316,264
49,200		Valero Energy Corp.	976,128
39,682		W&T Offshore, Inc.	368,249
85,863		Williams Cos., Inc.	1,210,668
32,802		XTO Energy, Inc.	1,136,917

			55,662,791

		Total Common Stock (Cost $96,890,026)	79,512,208

SHORT-TERM INVESTMENTS: 0.9%

		Affiliated Mutual Fund: 0.9%
732,000		ING Institutional Prime Money Market Fund — Class I	732,000

		Total Short-Term Investments (Cost $732,000)	732,000

	Total Investments in Securities
	(Cost $97,622,026)*	100.4%	$80,244,208
	Other Assets and Liabilities - Net	(0.4)	(348,823)

	Net Assets	100.0%	$79,895,385

@	Non-income producing security
ADR	American Depositary Receipt

*	Cost for federal income tax purposes is $100,892,970.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$4,471,445
Gross Unrealized Depreciation	(25,120,207)

Net Unrealized Depreciation	$(20,648,762)

Percentage of
Industry	Net Assets

Chemicals	0.9%
Coal	3.5
Forest Products & Paper	0.3
Gas	0.3
Iron/Steel	0.9
Mining	15.9
Oil & Gas	62.8
Oil & Gas Services	12.4
Packaging & Containers	0.4
Pipelines	1.5
Transportation	0.6
Short-Term Investments	0.9
Other Assets and Liabilities — Net	(0.4)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Natural Resources Fund
as of April 30, 2009 (Unaudited) (continued)

The following table summarizes the inputs used as of April 30, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$79,603,375	$—
Level 2 — Other Significant Observable Inputs	640,833	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$80,244,208	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Real Estate Fund
as of April 30, 2009 (Unaudited)

Shares			Value

COMMON STOCK: 29.1%

		Brazil: 0.5%
665,200	@	BR Malls Participacoes SA	$4,977,718

			4,977,718

		Germany: 0.2%
76,207		Deutsche Euroshop AG	2,160,859

			2,160,859

		Hong Kong: 13.7%
3,266,457		Cheung Kong Holdings Ltd.	33,695,457
2,854,000		Hang Lung Group Ltd.	10,452,524
5,637,000		Hang Lung Properties Ltd.	15,832,631
1,452,000		Henderson Land Development Co., Ltd.	6,763,439
2,116,700		Hongkong Land Holdings Ltd.	5,228,052
1,679,000		Hysan Development Co., Ltd.	3,049,286
3,474,800		Kerry Properties Ltd.	10,492,640
3,243,700		Sino Land Co.	4,131,463
5,188,400		Sun Hung Kai Properties Ltd.	53,636,411
1,601,075		Wharf Holdings Ltd.	5,267,919

			148,549,822

		India: 0.1%
1,023,600		Unitech Ltd. (Global Instrument, Issuer: Macquarie Group Ltd.)	901,161

			901,161

		Japan: 11.2%
276,300		Aeon Mall Co., Ltd.	3,616,909
255,000		Daito Trust Construction Co., Ltd.	10,633,024
3,421,400		Mitsubishi Estate Co., Ltd.	44,721,632
2,999,600		Mitsui Fudosan Co., Ltd.	37,742,351
2,048		NTT Urban Development Corp.	1,660,269
1,949,400		Sumitomo Realty & Development Co., Ltd.	23,383,649

			121,757,834

		Singapore: 1.7%
9,678,900		CapitaLand Ltd.	17,854,697

			17,854,697

		Sweden: 0.6%
789,310		Castellum AB	4,977,590
323,537		Hufvudstaden AB	1,932,263

			6,909,853

		Switzerland: 0.8%
195,369	@	PSP Swiss Property AG	9,182,618

			9,182,618

		United Kingdom: 0.3%
2,818,865	I	Safestore Holdings Ltd.	3,266,355

			3,266,355

		Total Common Stock (Cost $406,826,604)	315,560,917

REAL ESTATE INVESTMENT TRUSTS: 69.3%

		Australia: 8.6%
5,714,200		CFS Retail Property Trust	6,831,911
33,976,545		Dexus Property Group	17,968,636
7,397,600		GPT Group	2,519,686
17,938,276		Macquarie Goodman Group	4,801,340
9,207,478		Mirvac Group	6,985,689
2,221,300		Stockland	5,067,773
6,274,554		Westfield Group	48,977,317

			93,152,352

		Belgium: 0.0%
450		Cofinimmo	49,348

			49,348

		Canada: 1.9%
494,200	@,#	Calloway Real Estate Investment Trust	4,410,651
273,700		Canadian Real Estate Investment Trust	4,472,597
261,700		Primaris Retail Real Estate	2,289,573
820,900		RioCan Real Estate Investment Trust	9,410,804

			20,583,625

		France: 6.0%
397		Fonciere Des Regions	21,739
72,510		ICADE	5,609,289
433,252		Klepierre	9,631,821
104,037		Mercialys	3,194,817
36,743		Societe Immobiliere de Location pour l’Industrie et le Commerce	3,091,238
295,486		Unibail	44,064,554

			65,613,458

		Hong Kong: 1.4%
7,761,200		Link Real Estate Investment Trust	15,087,443

			15,087,443

		Japan: 4.8%
727		Frontier Real Estate Investment Corp.	4,010,436
296		Japan Logistics Fund, Inc.	1,768,917
2,219		Japan Real Estate Investment Corp.	15,700,170
694		Japan Retail Fund Investment Corp.	2,426,974
331		Nippon Accommodations Fund, Inc.	1,462,436
1,832		Nippon Building Fund, Inc.	14,884,492
496		Nomura Real Estate Office Fund, Inc.	2,570,011
761		Orix JREIT, Inc.	2,854,673
586		Tokyu Real Estate Investment Trust, Inc.	2,701,026
751		United Urban Investment Corp.	3,393,516

			51,772,651

		Netherlands: 2.3%
326,286		Corio NV	14,481,735
167,949		Eurocommercial Properties NV	4,949,708
45,480		Vastned Retail NV	2,008,702
46,178		Wereldhave NV	3,168,144

			24,608,289

		Singapore: 1.9%
8,863,466	@	Ascendas Real Estate Investment Trust	7,962,739
13,866,101	@	CapitaMall Trust	11,603,065
3,605,600	@	Macquarie MEAG Prime Real Estate Investment Trust	1,165,212

			20,731,016

		United Kingdom: 4.4%
1,621,366		British Land Co. PLC	10,230,741
183,060		Derwent Valley Holdings PLC	2,254,826
508,596		Great Portland Estates PLC	2,293,976
1,662,076		Hammerson PLC	7,701,096

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Real Estate Fund
as of April 30, 2009 (Unaudited) (continued)

Shares			Value

		United Kingdom (continued)
2,710,527		Land Securities Group PLC	$22,352,707
491,559		Liberty International PLC	2,881,202

			47,714,548

		United States: 38.0%
266,361		Acadia Realty Trust	3,862,235
224,400	L	Alexandria Real Estate Equities, Inc.	8,186,112
574,200		AMB Property Corp.	10,961,478
248,771		AvalonBay Communities, Inc.	14,132,681
219,400		BioMed Realty Trust, Inc.	2,503,354
359,900		Boston Properties, Inc.	17,786,258
317,900		BRE Properties, Inc.	7,810,803
133,100		Corporate Office Properties Trust SBI MD	4,067,536
311,810	L	Digital Realty Trust, Inc.	11,228,278
404,000		Duke Realty Corp.	3,947,080
48,100		Equity Lifestyle Properties, Inc.	1,908,127
739,200		Equity Residential	16,920,288
124,700		Essex Property Trust, Inc.	7,917,203
397,300		Extra Space Storage, Inc.	2,824,803
360,400		Federal Realty Investment Trust	19,894,080
600,500		HCP, Inc.	13,180,975
335,400		Health Care Real Estate Investment Trust, Inc.	11,427,078
281,500		Highwoods Properties, Inc.	6,753,185
135,300	L	Home Properties, Inc.	4,930,332
212,100		Hospitality Properties Trust	2,596,104
2,054,910		Host Hotels & Resorts, Inc.	15,802,258
290,500		Kimco Realty Corp.	3,491,810
97,400		LaSalle Hotel Properties	1,164,904
566,075		Liberty Property Trust	13,778,266
1,053,700		Macerich Co.	18,471,361
537,900		Nationwide Health Properties, Inc.	13,280,751
400,800		Omega Healthcare Investors, Inc.	6,300,576
1,503,200		Prologis	13,694,152
391,454		Public Storage, Inc.	26,172,614
263,300		Regency Centers Corp.	9,860,585
935,105		Simon Property Group, Inc.	48,251,419
164,600	L	SL Green Realty Corp.	2,906,836
258,300		Tanger Factory Outlet Centers, Inc.	8,606,556
255,300	L	Taubman Centers, Inc.	6,081,246
850,409	L	UDR, Inc.	8,563,619
489,600		Ventas, Inc.	14,022,144
530,662		Vornado Realty Trust	25,944,067
168,600	L	Weingarten Realty Investors	2,620,044

			411,851,198

		Total Real Estate Investment Trusts (Cost $1,000,048,842)	751,163,928

MUTUAL FUNDS: 0.1%

		United Kingdom: 0.1%
1,266,400	**	ING UK Real Estate Income Trust Ltd.	520,418

		Total Mutual Funds (Cost $2,242,416)	520,418

		Total Long-Term Investments (Cost $1,409,117,862)	1,067,245,263

SHORT-TERM INVESTMENTS: 3.3%

		Affiliated Mutual Fund: 1.6%
17,326,717		ING Institutional Prime Money Market Fund — Class I	17,326,717

		Total Mutual Fund (Cost $17,326,717)	17,326,717

Principal
Amount			Value

		Securities Lending CollateralCC: 1.7%
$18,940,357		Bank of New York Mellon Corp. Institutional Cash Reserves	$18,391,293

		Total Securities Lending Collateral (Cost $18,940,357)	18,391,293

		Total Short-Term Investments (Cost $36,267,074)	35,718,010

	Total Investments in Securities
	(Cost $1,445,384,936)*	101.8%	$1,102,963,273
	Other Assets and Liabilities - Net	(1.8)	(19,135,980)

	Net Assets	100.0%	$1,083,827,293

@	Non-income producing security
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
**	Investment in affiliate
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at April 30, 2009.

*	Cost for federal income tax purposes is $1,633,881,927.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$7,860,221
Gross Unrealized Depreciation	(538,778,875)

Net Unrealized Depreciation	$(530,918,654)

Percentage of
Industry	Net Assets

Apartments	5.7%
Closed-End Funds	0.1
Diversified	21.5
Engineering & Construction	0.1
Health Care	5.4
Holding Companies — Diversified	0.5
Hotels	1.8
Manufactured Homes	0.2
Office Property	8.5
Real Estate	28.2
Regional Malls	6.7
Shopping Centers	0.4
Shopping Centers	14.0
Storage	2.7
Storage/Warehousing	0.3
Warehouse/Industrial	2.4
Short-Term Investments	3.3
Other Assets and Liabilities — Net	(1.8)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Real Estate Fund
as of April 30, 2009 (Unaudited) (continued)

The following table summarizes the inputs used as of April 30, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$454,739,258	$—
Level 2 — Other Significant Observable Inputs†	648,224,015	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$1,102,963,273	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations

*Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

†The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Value Choice Fund
as of April 30, 2009 (Unaudited)

Shares			Value

COMMON STOCK: 89.3%

		Australia: 2.0%
263,075	L	Alumina Ltd. ADR	$973,378
1,848,250		Minara Resources Ltd.	771,317
400,500	@	Mineral Deposits Ltd.	214,954
304,600	@	Moto Goldmines Ltd.	722,382

			2,682,031

		Brazil: 3.7%
222,200		Centrais Eletricas Brasileiras SA ADR — Class B	2,837,494
46,000		Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,298,120
57,842		Vivo Participacoes SA	980,350

			5,115,964

		Canada: 8.4%
178,200		Barrick Gold Corp.	5,185,620
150,297		Cameco Corp.	3,425,269
1,527,375	@	Eastern Platinum Ltd.	703,977
279,300	@	Gabriel Resources Ltd.	547,693
50,100	@	Ivanhoe Mines Ltd.	321,141
48,900		Suncor Energy, Inc.	1,240,104

			11,423,804

		Cayman Islands: 0.6%
673,645		Endeavour Financial Corp.	807,268

			807,268

		China: 0.7%
11,120	L	PetroChina Co., Ltd. ADR	966,439

			966,439

		Finland: 0.9%
131,500		UPM-Kymmene OYJ	1,176,779

			1,176,779

		France: 5.8%
13,500		Electricite de France	625,331
116,000		Sanofi-Aventis ADR	3,331,520
37,750		Technip SA	1,621,748
57,575		Thales SA	2,388,485

			7,967,084

		India: 2.8%
89,550	L	ICICI Bank Ltd. ADR	1,847,417
260,100	L	Tata Motors Ltd. ADR	2,005,371

			3,852,788

		Italy: 1.9%
97,050		ERG S.p.A.	1,495,166
1,227,600		Telecom Italia S.p.A. RNC	1,096,698

			2,591,864

		Japan: 12.5%
87,200		Advantest Corp.	1,380,501
300		Fields Corp.	397,444
5,800		Hakuhodo DY Holdings, Inc.	266,083
42,400		JS Group Corp.	515,962
116,000		Kao Corp.	2,169,574
90,000		Kirin Brewery Co., Ltd.	990,270
123,000		Mitsui & Co., Ltd.	1,304,607
315,000		Nippon Oil Corp.	1,639,163
90,425		Nippon Telegraph & Telephone Corp. ADR	1,699,990
31,700		Paramount Bed Co., Ltd.	418,765
284,000		Sekisui House Ltd.	2,451,016
191,000		Sumitomo Trust & Banking Co., Ltd.	799,273
262,000		Toppan Printing Co., Ltd.	1,985,343
8,300		Toppan Printing Co., Ltd. ADR	307,100
7,100		Toyo Seikan Kaisha Ltd.	117,577
452		TV Asahi Corp.	575,176

			17,017,844

		Netherlands: 0.7%
48,918		TNT NV	901,534

			901,534

		Norway: 3.5%
8,025,825	@,L	Marine Harvest	3,616,418
64,000	L	Statoil ASA ADR	1,190,400

			4,806,818

		Papua New Guinea: 3.4%
2,131,579	@	Lihir Gold Ltd.	4,606,047

			4,606,047

		Russia: 0.9%
70,700		OAO Gazprom ADR	1,240,427

			1,240,427

		South Africa: 3.6%
79,115		Anglogold Ashanti Ltd. ADR	2,436,742
236,500		Gold Fields Ltd.	2,459,908

			4,896,650

		South Korea: 1.9%
196,850	@	Korea Electric Power Corp. ADR	2,102,358
35,200	@,L	KT Corp. ADR	504,064

			2,606,422

		Switzerland: 2.7%
50,100		Addax Petroleum Corp.	1,378,768
165,200	@	UBS AG — Reg	2,253,328

			3,632,096

		Thailand: 1.6%
424,300		Bangkok Bank PCL	1,024,708
7,421,000		Krung Thai Bank PCL	1,107,834

			2,132,542

		Turkey: 0.5%
51,100		Turkcell Iletisim Hizmet AS ADR	648,970

			648,970

		United Kingdom: 5.4%
32,125		AstraZeneca PLC ADR	1,123,411
29,900		BP PLC ADR	1,269,554
366,347		Mondi PLC	949,999
313,500		Stolt-Nielsen SA	2,736,657
67,700		Vodafone Group PLC ADR	1,242,295

			7,321,916

		United States: 25.8%
82,900	@	AGCO Corp.	2,014,470
86,200		Alcoa, Inc.	781,834
48,525		Ameren Corp.	1,117,046
119,050		BJ Services Co.	1,653,605
23,400		ConocoPhillips	959,400
38,800		Consol Energy, Inc.	1,213,664
159,450	@	eBay, Inc.	2,626,142
113,050		Microsoft Corp.	2,290,393
127,500		Newmont Mining Corp.	5,130,600
78,400		Peabody Energy Corp.	2,068,976
83,775		Pfizer, Inc.	1,119,234
233,750	@,L	Smithfield Foods, Inc.	2,019,600
291,300	@	Sprint Nextel Corp.	1,270,068
63,300	@	Tech Data Corp.	1,822,407
35,900		Tesoro Corp.	547,475
303,400		Tyson Foods, Inc.	3,197,836

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Value Choice Fund
as of April 30, 2009 (Unaudited) (continued)

Shares			Value

		United States (continued)
65,030		Union Pacific Corp.	$3,195,574
111,400	@	Viacom — Class B	2,143,336

			35,171,660

		Total Common Stock (Cost $125,127,856)	121,566,947

PREFERRED STOCK: 0.8%

		Brazil: 0.8%
660,200		Tim Participacoes SA	1,103,877

		Total Preferred Stock (Cost $915,644)	1,103,877

RIGHTS: 0.0%

		Brazil: 0.0%
1,301		Tim Participacoes SA	400

			400

		Norway: 0.0%
32,139	I	Lighthouse Caledonia	17,134

			17,134

		Total Rights (Cost $38,264)	17,534

WARRANTS: 0.1%

		Cayman Islands: 0.1%
336,822		Endeavour Financial Corp.	138,308

		Total Warrants (Cost $139,231)	138,308

		Total Long-Term Investments (Cost $126,220,995)	122,826,666

SHORT-TERM INVESTMENTS: 15.6%

		Affiliated Mutual Fund: 9.2%
12,468,394		ING Institutional Prime Money Market Fund — Class I	12,468,394

		Total Mutual Fund (Cost $12,468,394)	12,468,394

Principal
Amount			Value

		Securities Lending CollateralCC: 6.4%
$8,846,571		Bank of New York Mellon Corp. Institutional Cash Reserves	$8,789,017

		Total Securities Lending Collateral (Cost $8,846,571)	8,789,017

		Total Short-Term Investments (Cost $21,314,965)	21,257,411

	Total Investments in Securities
	(Cost $147,535,960)*	105.8%	$144,084,077
	Other Assets and Liabilities - Net	(5.8)	(7,837,685)

	Net Assets	100.0%	$136,246,392

@	Non-income producing security
I	Illiquid Security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at April 30, 2009.
*	Cost for federal income tax purposes is $154,357,631.
Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$12,856,930
Gross Unrealized Depreciation	(23,130,484)

Net Unrealized Depreciation	$(10,273,554)

Percentage of
Industry	Net Assets

Advertising	0.2%
Aerospace/Defense	1.7
Auto Manufacturers	1.5
Banks	5.2
Beverages	0.7
Building Materials	0.4
Coal	2.4
Commercial Services	1.7
Cosmetics/Personal Care	1.6
Distribution/Wholesale	2.3
Electric	4.9
Electronics	1.0
Food	6.5
Forest Products & Paper	1.6
Healthcare — Products	0.3
Home Builders	1.8
Internet	1.9
Investment Companies	0.7
Leisure Time	0.3
Machinery — Diversified	1.5
Media	2.0
Mining	20.8
Oil & Gas	8.7
Oil & Gas Services	2.4
Packaging & Containers	0.1
Pharmaceuticals	4.1
Software	1.7
Telecommunications	6.3
Transportation	5.0
Water	0.9
Short-Term Investments	15.6
Other Assets and Liabilities — Net	(5.8)

Net Assets	100.0%

The following table summarizes the inputs used as of April 30, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$92,094,454	$—
Level 2 — Other Significant Observable Inputs†	51,989,623	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$144,084,077	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

†The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Asia-Pacific Real Estate Fund
as of April 30, 2009 (Unaudited)

Shares			Value

COMMON STOCK: 59.3%

		Australia: 0.6%
3,200		Lend Lease Corp., Ltd.	$16,762

			16,762

		China: 0.3%
12,000		Sino-Ocean Land Holdings Ltd.	8,818

			8,818

		Hong Kong: 31.1%
20,602		Cheung Kong Holdings Ltd.	212,522
3,400		China Overseas Land & Investment Ltd.	5,922
7,000		China Resources Land Ltd.	12,519
14,000		Hang Lung Group Ltd.	51,274
34,000		Hang Lung Properties Ltd.	95,496
13,600		Henderson Land Development Co., Ltd.	63,349
14,600		Hongkong Land Holdings Ltd.	36,061
4,000		Hopewell Holdings	10,297
2,000		Hysan Development Co., Ltd.	3,632
18,000		Kerry Properties Ltd.	54,353
24,000		Sino Land Co.	30,569
26,100		Sun Hung Kai Properties Ltd.	269,816
12,000		Wharf Holdings Ltd.	39,483

			885,293

		Japan: 23.1%
3,000		Aeon Mall Co., Ltd.	39,272
1,199		Daito Trust Construction Co., Ltd.	49,996
18,100		Mitsubishi Estate Co., Ltd.	236,588
15,900		Mitsui Fudosan Co., Ltd.	200,061
43		NTT Urban Development Corp.	34,859
8,000		Sumitomo Realty & Development Co., Ltd.	95,962

			656,738

		Singapore: 4.2%
48,150		CapitaLand Ltd.	88,822
7,000		City Developments Ltd.	30,295

			119,117

		Total Common Stock (Cost $2,258,230)	1,686,728

REAL ESTATE INVESTMENT TRUSTS: 37.3%

		Australia: 17.7%
45,400		CFS Retail Property Trust	54,280
19,100		Commonwealth Property Office Fund	11,298
114,300		Dexus Property Group	60,448
22,997		GPT Group	7,833
187,311		Macquarie Goodman Group	50,135
50,196		Mirvac Group	38,084
14,846		Stockland	33,870
31,761		Westfield Group	247,917

			503,865

		Hong Kong: 2.6%
38,000		Link Real Estate Investment Trust	73,870

			73,870

		Japan: 11.9%
8		Frontier Real Estate Investment Corp.	44,131
5		Fukuoka Real Estate Investment Trust Corp.	19,351
9		Japan Real Estate Investment Corp.	63,678
4		Kenedix Realty Investment Corp.	9,528
6		Nippon Accommodations Fund, Inc.	26,509
8		Nippon Building Fund, Inc.	64,998
6		Nomura Real Estate Office Fund, Inc.	31,089
5		Orix JREIT, Inc.	18,756
7		Tokyu Real Estate Investment Trust, Inc.	32,265
6		United Urban Investment Corp.	27,112

			337,417

		New Zealand: 1.1%
60,000		Kiwi Income Property Trust	31,524

			31,524

		Singapore: 4.0%
47,133	@	Ascendas Real Estate Investment Trust	42,343
58,480	@	CapitaMall Trust	48,936
58,000	@	Fortune Real Estate Investment Trust	22,417

			113,696

		Total Real Estate Investment Trusts (Cost $1,302,519)	1,060,372

		Total Long-Term Investments (Cost $3,560,749)	2,747,100

SHORT-TERM INVESTMENTS: 3.1%

		Affiliated Mutual Fund: 3.1%
86,629		ING Institutional Prime Money Market Fund — Class I	86,629

		Total Short-Term Investments (Cost $86,629)	86,629

	Total Investments in Securities
	(Cost $3,647,378)*	99.7%	$2,833,729
	Other Assets and Liabilities - Net	0.3	9,766

	Net Assets	100.0%	$2,843,495

@	Non-income producing security

*	Cost for federal income tax purposes is $4,594,850.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$71,829
Gross Unrealized Depreciation	(1,832,950)

Net Unrealized Depreciation	$(1,761,121)

Percentage of
Industry	Net Assets

Apartments	0.9%
Diversified	11.2
Holding Companies — Diversified	1.4
Lodging	1.1
Office Property	7.8
Real Estate	56.8
Shopping Centers	17.3
Short-Term Investments	3.1
Other Assets and Liabilities — Net	0.4

Net Assets	100.0%

The following table summarizes the inputs used as of April 30, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$86,629	$—
Level 2 — Other Significant Observable Inputs†	2,747,100	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$2,833,729	$—

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Asia-Pacific Real Estate Fund
as of April 30, 2009 (Unaudited) (continued)

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

†The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Disciplined International SmallCap Fund
as of April 30, 2009 (Unaudited)

Shares			Value

COMMON STOCK: 92.5%

		Australia: 3.9%
193,480		Ansell Ltd.	$1,175,981
54,400		Aquarius Platinum Ltd.	198,972
111,258		Ausenco Ltd.	282,995
405,795		Australian Infrastructure Fund	444,757
575,404	@	Australian Worldwide Exploration Ltd.	1,011,983
164,719		Computershare Ltd.	1,091,930
40,104		Felix Resources Ltd.	322,779
8,046		Goodman Fielder Ltd.	6,702
411,083		Incitec Pivot Ltd.	624,847
394,719		Macmahon Holdings Ltd.	97,456
119,777		Macquarie Media Group Ltd.	107,344
308,982		Metcash Ltd.	933,202
31,003		Monadelphous Group Ltd.	227,132
67,247	@	Octaviar Ltd.	—
1,635,809		Pacific Brands Ltd.	828,461
941,354		Sigma Pharmaceuticals Ltd.	765,822
448,705		Tattersall’s Ltd.	899,745

			9,020,108

		Belgium: 0.9%
27,321		Euronav NV	393,260
35,319		Omega Pharma SA	938,882
29,905		Tessenderlo Chemie NV	887,880

			2,220,022

		Bermuda: 1.4%
376,574		Catlin Group Ltd.	1,948,740
69,781	@	Global Sources Ltd.	310,525
153,455		Lancashire Holdings Ltd.	1,081,889

			3,341,154

		Canada: 6.9%
121,800		Aecon Group, Inc.	1,158,493
49,400		AGF Management Ltd.	476,075
156,100		Alamos Gold, Inc.	1,013,806
11,900		Astral Media Inc.	314,328
19,300		Atco Ltd.	555,564
124,700		Biovail Corp.	1,363,727
298,100	@	Celestica, Inc.	1,793,646
50,500		Chemtrade Logistics Income Fund	217,946
22,600		Cogeco Cable, Inc.	553,968
152,100		Daylight Resources Trust	917,724
39,400		Emera, Inc.	652,429
9,600		Empire Co., Ltd.	400,959
33,400		Enerflex Systems Income Fund	283,255
105,100		Gerdau AmeriSteel Corp.	553,112
120,400		Jazz Air Income Fund	264,349
42,000		Labrador Iron Ore Royalty Income Fund	950,306
18,000		Laurentian Bank of Canada	434,426
206,300	@	Northgate Minerals Corp.	293,899
114,900		Nova Chemicals Corp.	664,384
85,800		Russel Metals, Inc.	903,082
56,900		Silvercorp Metals, Inc.	132,082
54,250		Trilogy Energy Trust	271,409
42,700		Vermilion Energy Trust	966,144
142,500		Viterra, Inc.	1,038,926

			16,174,039

		Denmark: 0.2%
15,700		East Asiatic Co., Ltd. A/S	495,392

			495,392

		Finland: 0.8%
58,430		KCI Konecranes OYJ	1,187,196
45,264		Orion OYJ	655,526

			1,842,722

		France: 9.6%
28,682		Accor SA	1,213,583
156,194	@	Altran Technologies SA	524,389
13,873		Arkema	319,996
4,771		Bacou Dalloz	240,254
19,381		Capgemini SA	724,467
34,556		Eurazeo	1,411,682
50,904	@	Eutelsat Communications	1,102,261
590		Generale de Sante	10,215
388,629		Havas SA	1,217,659
61,802		Ingenico	1,131,499
33,666		IPSOS	763,996
56,316		Lagardere SCA	1,767,927
45,056		Legrand SA	904,473
5,439		Nexans SA	251,985
24,041		Remy Cointreau SA	792,516
119,845		Safran SA	1,430,369
67,592		Scor SA	1,418,584
37,576		Sodexho Alliance SA	1,805,071
17,191		Technip SA	738,529
37,215		Teleperformance	1,072,556
54,082	@	UbiSoft Entertainment	1,056,588
4,646		Vilmorin & Cie	438,316
39,212		Wendel Investissement	1,438,010
23,776		Zodiac SA	694,393

			22,469,318

		Germany: 5.3%
79,551		Aareal Bank AG	740,830
8,439		Adidas AG	318,845
28,726		Bauer AG	1,084,160
27,423		Bilfinger Berger AG	1,302,206
37,000		Demag Cranes AG	780,586
114,306		Deutsche Lufthansa AG	1,458,169
47,222	@	Freenet AG	302,267
105,727		Gildemeister AG	1,036,374
1,450		KWS Saat AG	181,975
12,803		Medion AG	98,591
22,613		MTU Aero Engines Holding AG	761,442
8,695		MVV Energie AG	362,759
23,583		Salzgitter AG	1,677,512
9,611		United Internet AG	100,839
9,685		Wacker Chemie AG	1,002,435
22,225		Wincor Nixdorf AG	1,115,696

			12,324,686

		Greece: 0.4%
57,700		Tsakos Energy Navigation Ltd.	903,582

			903,582

		Hong Kong: 3.8%
1,032,000		China Pharmaceutical Group Ltd.	513,728
2,500,000		China Travel International Inv HK	436,367
1,660,000		Cnpc Hong Kong Ltd.	823,636
408,000		Great Eagle Holding Co.	563,267
277,500		Hongkong & Shanghai Hotels	210,509
876,000		Hopson Development Holdings Ltd.	671,925
482,000		Hysan Development Co., Ltd.	875,376
2,705,000		Johnson Electric Holdings Ltd.	588,670
2,010,100		Lenovo Group Ltd.	547,135
120,300		Nam Tai Electronics, Inc.	498,042
199,000		Pacific Basin Shipping Ltd.	98,399
25,622,500		Shenzhen International Holding	1,278,445
6,854,000		Shougang Concord International Enterprises Co. Ltd.	760,046
648,000		Texwinca Holdings Ltd.	394,373
114,000		Vtech Holdings Ltd.	570,176

			8,830,094

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Disciplined International SmallCap Fund
as of April 30, 2009 (Unaudited) (continued)

Shares			Value

		Ireland: 0.7%
518,656		Allied Irish Banks PLC	$634,138
1,739,858		Anglo Irish Bank Corp. PLC	—
56,117		DCC PLC	1,014,569

			1,648,707

		Italy: 5.0%
76,518		ACEA S.p.A.	949,153
16,289		Buzzi Unicem S.p.A. RNC	132,210
113,586		Cementir S.p.A.	408,776
43,155		Danieli & Co. S.p.A.	488,034
158,016		Davide Campari-Milano S.p.A.	1,062,679
92,057		Exor S.p.A.	1,177,813
221,474		Intesa Sanpaolo S.p.A.	491,855
56,912		Lottomatica S.p.A.	1,169,910
493,931		Maire Tecnimont S.p.A.	1,006,109
500,000		Parmalat S.p.A	993,061
180,567		Piaggio & C S.p.A.	303,537
55,460		Piccolo Credito Valtellinese Scarl	434,269
97,577		Prysmian S.p.A.	1,186,470
174,527		Recordati S.p.A.	1,004,562
81,550		Trevi Finanziaria S.p.A.	765,360

			11,573,798

		Japan: 21.4%
88,000		Akita Bank Ltd.	293,714
67,400		Alpen Co., Ltd.	1,112,966
63,000		Asahi Diamond Industrial Co., Ltd	299,575
70,100		Chuo Denki Kogyo Co., Ltd.	398,039
65,700		Circle K Sunkus Co., Ltd.	922,102
105,000		COMSYS Holdings Corp.	852,897
53,000		Cosmos Pharmaceutical Corp.	690,923
182,000		Daishi Bank Ltd.	685,936
65,000		DCM Japan Holdings Co., Ltd.	334,067
13,300		Fuji Machine Manufacturing Co., Ltd.	119,253
33,800		Fuji Soft, Inc.	479,714
176,000		Fujibo Holdings, Inc.	305,590
121,000		Fukuyama Transporting Co., Ltd.	469,851
54,000		H2O Retailing Corp.	342,294
295,000		Hanwa Co., Ltd.	834,807
75,700		Hitachi Capital Corp.	835,522
40,700		Hitachi Information Systems Ltd.	720,298
34,200		Hitachi Software Engineering Co., Ltd.	421,740
168,000		Hokkoku Bank Ltd.	568,919
66,900		House Foods Corp.	909,585
94,000		Hyakugo Bank Ltd.	474,957
141,100		Inui Steamship Co., Ltd.	927,080
33,700		Itochu Enex Co., Ltd.	186,351
20,000		Japan Digital Laboratory Co.	179,486
108,000		Japan Radio Co., Ltd.	225,893
123,900		Japan Securities Finance Co. Ltd.	685,239
188,000		JFE Shoji Holdings, Inc.	533,369
101,000		Kagoshima Bank Ltd.	676,868
83,000		Kaken Pharmaceutical Co., Ltd.	691,020
136,000		Kandenko Co., Ltd.	867,103
33,000		Kanto Auto Works Ltd.	359,271
4,067		Kenedix, Inc.	629,353
102,000		Kinden Corp.	851,005
113,000		Kyowa Exeo Corp.	884,928
57,000		Kyudenko Corp.	354,422
56,400		Matsumotokiyoshi Holdings Co., Ltd.	979,819
89,800		Mimasu Semiconductor Industry Co., Ltd.	1,030,638
28,700		Ministop Co., Ltd.	407,490
182,000		Mitsubishi Steel Manufacturing Co., Ltd.	382,636
738,000		Mitsui Mining Co., Ltd.	791,397
119,000		Mitsui Sugar Co., Ltd.	319,673
52,200		NEC Networks & System Integration Corp.	494,638
29,100		Nifco, Inc.	385,974
97,000		Nihon Parkerizing Co., Ltd.	808,662
78,000		Nippon Chemical Industrial Co., Ltd.	146,902
292,000		Nippon Denko Co., Ltd.	1,244,927
94,600		Nippon Shinyaku Co., Ltd.	844,497
180,000		Nippon Soda Co., Ltd.	590,630
154,000		Nissan Shatai Co., Ltd.	971,534
369,000		Nitto Boseki Co., Ltd.	708,135
72,000		Nohmi Bosai Ltd.	536,841
82,100		NSD CO., Ltd.	646,156
132,000		O-M Ltd.	483,014
31,000		Osaka Steel Co., Ltd.	497,280
21,170		Point, Inc.	943,369
56,700		Right On Co., Ltd.	391,136
2,100		Risa Partners, Inc.	977,337
31,400		Ryosan Co., Ltd.	662,304
239,000		Sanden Corp.	538,783
115,000		San-In Godo Bank Ltd.	891,029
33,000		Sanken Electric Co., Ltd.	103,308
70,000		Sanki Engineering Co., Ltd.	472,234
353,000		Shikibo Ltd.	803,786
83,800	@	Suruga Corp.	—
54,000		Taihei Dengyo Kaisha Ltd.	472,020
121,000		Taihei Kogyo Co., Ltd.	397,185
59,500		Taikisha Ltd.	678,574
132,000		Takaoka Electric Manufacturing Co. Ltd.	315,564
164,030		Takefuji Corp.	881,712
84,000		Tamura Corp.	166,021
50,000		Tochigi Bank Ltd.	231,337
92,600		Tokai Rika Co., Ltd.	1,216,405
355,000		Tokyo Tatemono Co., Ltd.	1,205,638
138,000		Tomy Co., Ltd.	560,366
173,000		Toyo Engineering Corp.	550,538
47,000		Toyo Kohan Co., Ltd.	185,843
44,000		Toyo Suisan Kaisha Ltd.	860,250
117,000		TS Tech Co., Ltd.	1,445,505
30,900		Tsuruha Holdings, Inc.	771,789
23,600		Unipres Corp.	173,007
90,000		Yamaguchi Financial Group, Inc.	869,536
37,000		Yamato Kogyo Co., Ltd.	840,417

			49,999,973

		Luxembourg: 0.4%
864,791		Regus PLC	979,166

			979,166

		Malaysia: 0.2%
131,500		Tanjong PLC	518,657

			518,657

		Netherlands: 0.7%
40,324		Boskalis Westminster	940,207
30,701	@	Crucell NV	642,622

			1,582,829

		Norway: 0.9%
144,400	@	Ementor ASA	439,522
57,000		Tandberg ASA	801,977
70,000	@	TGS Nopec Geophysical Co. ASA	516,890
70,358		Veidekke ASA	334,326

			2,092,715

		Portugal: 0.2%
94,139		REN — Redes Energeticas Nacionais SA	389,536

			389,536

		Singapore: 0.3%
518,000		United Overseas Land Ltd.	771,357

			771,357

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Disciplined International SmallCap Fund
as of April 30, 2009 (Unaudited) (continued)

Shares			Value

		South Korea: 3.3%
113,202	@	Asiana Airlines	$366,203
40,000		AtlasBX Co. Ltd.	577,001
6,410	@	Binggrae Co., Ltd.	201,287
229,750	@	Daou Technology, Inc.	1,419,227
14,170	@	Dongkuk Steel Mill Co., Ltd.	322,722
33,000		Global & Yuasa Battery Co., Ltd.	767,299
27,060	@	Huchems Fine Chemical Corp.	542,665
10,708	@	Korea Zinc Co., Ltd.	1,157,611
55,880	@	LG Telecom Ltd.	392,006
31,160	@	Lotte Midopa Co., Ltd.	329,941
1,685	@	Lotte Samkang Co., Ltd.	226,744
67,470	@	S&T Dynamics Co., Ltd.	763,560
23,213	@	TK Corp.	638,715

			7,704,981

		Spain: 2.7%
28,334		Corporacion Financiera Alba SA	1,220,679
47,238		Enagas	821,275
292,277		Iberia Lineas Aereas de Espana	545,629
131,164		Laboratorios Almirall SA	1,195,713
31,753		Prosegur Cia de Seguridad SA	906,779
14,849		Red Electrica de Espana	621,469
49,512		Viscofan SA	919,223

			6,230,767

		Sweden: 1.5%
90,000	@	Betsson AB	1,031,822
5,275		Lundbergforetagen AB — B Shares	201,806
238,469		Swedbank AB	1,342,874
76,900		Wihlborgs Fastigheter AB	966,263

			3,542,765

		Switzerland: 6.3%
52,145		Adecco SA	2,052,351
317		Athris Holding AG	214,972
20,039		Baloise Holding AG	1,471,096
2,051		Flughafen Zuerich AG	430,609
4,361		Galenica AG	1,255,362
2,530		Geberit AG — Reg	269,635
1,585		Jelmoli Holding AG	524,931
18,208		Pargesa Holding SA	1,151,777
25,746	@	PSP Swiss Property AG	1,210,098
28,524		Schindler Holding AG	1,495,328
18,100		Schindler Holding AG — Reg	935,862
2,889		Schweizerhall Holding AG	429,408
19,692		Sulzer AG	1,070,269
13,790	@	Swiss Life Holding	1,066,868
23,257	@	Swiss Prime Site AG	1,089,629
107		Vetropack Holding AG	120,749

			14,788,944

		United Kingdom: 15.1%
60,925		Aggreko PLC	516,705
104,504		Amec PLC	951,290
392,412		ARM Holdings PLC	689,211
196,344		Balfour Beatty PLC	969,574
752,753		BBA Aviation PLC	1,162,212
731,110		Beazley Group PLC	1,088,480
427,358		Brit Insurance Holdings PLC	1,160,851
216,720		Cable & Wireless PLC	477,264
293,036		Carillion PLC	1,144,507
216,899	@	Colt Telecom Group SA	301,956
1,953,418		Cookson Group PLC	557,997
100,000		Croda International	797,834
1,195,888		Dimension Data Holdings PLC	897,821
87,917		Drax Group PLC	666,708
137,428		eaga PLC	271,640
263,526		Filtrona PLC	463,561
1,028,540		Friends Provident PLC	967,794
576,741		Game Group PLC	1,677,656
5,386		Greggs PLC	274,376
131,742		Informa PLC	575,807
174,500		Intercontinental Hotels Group PLC	1,657,904
199,504		JKX Oil & Gas PLC	597,743
35,957		Keller Group PLC	314,629
506,231		Ladbrokes PLC	1,748,666
416,822		Michael Page International PLC	1,690,755
197,302		Micro Focus International PLC	926,896
70,997		Mondi PLC	184,107
35,895		Morgan Sindall PLC	323,833
25,000		Next PLC	597,959
129,274		Petrofac Ltd.	1,090,508
367,784		Premier Farnell PLC	832,579
161,412		PV Crystalox Solar PLC	268,102
195,732		Spectris PLC	1,698,484
660,796		Spirent Communications PLC	548,922
400,000	@	Sportingbet PLC	324,801
569,281		Stagecoach Group PLC	1,095,471
309,250		Thomas Cook Group PLC	1,193,776
700,000		Tomkins PLC	1,787,069
103,727		Weir Group PLC	735,839
241,141		WH Smith PLC	1,486,165
156,066		William Hill PLC	501,125

			35,218,577

		United States: 0.6%
6,400		Core Laboratories NV	532,672
138,000		Playtech Ltd.	929,141

			1,461,813

		Total Common Stock (Cost $270,359,045)	216,125,702

REAL ESTATE INVESTMENT TRUSTS: 2.0%

		Australia: 0.2%
671,495		Commonwealth Property Office Fund	397,201

			397,201

		France: 0.9%
10,910		Fonciere Des Regions	597,419
28,793		Gecina SA	1,575,843

			2,173,262

		Japan: 0.5%
237		DA Office Investment Corp.	421,755
700		Nippon Commercial Investment Corp.	652,498

			1,074,253

		Singapore: 0.4%
1,917,000	@	Suntec Real Estate Investment Trust	947,579

			947,579

		Total Real Estate Investment Trusts (Cost $8,341,717)	4,592,295

EXCHANGE-TRADED FUNDS: 3.4%

		Developed Markets: 3.4%
189,200		iShares MSCI EAFE Index Fund	7,931,264

		Total Exchange-Traded Funds (Cost $7,336,313)	7,931,264

MUTUAL FUNDS: 0.1%

		United Kingdom: 0.1%
11,117		Caledonia Investments PLC	218,319

		Total Mutual Funds (Cost $450,345)	218,319

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Disciplined International SmallCap Fund
as of April 30, 2009 (Unaudited) (continued)

Shares			Value

PREFERRED STOCK: 1.0%

	Germany: 0.5%
17,512	Draegerwerk AG		$433,007
17,879	Fuchs Petrolub AG		860,827

			1,293,834

	Italy: 0.5%
143,580	@ Instituto Finanziario Industriale S.p.A.		1,175,196

			1,175,196

	Total Preferred Stock (Cost $4,254,872)		2,469,030

	Total Investments in Securities
	(Cost $290,742,292)*	99.0%	$231,336,610
	Other Assets and Liabilities - Net	1.0	2,328,353

	Net Assets	100.0%	$233,664,963

@	Non-income producing security

*	Cost for federal income tax purposes is $294,617,596.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$15,396,690
Gross Unrealized Depreciation	(78,677,676)

Net Unrealized Depreciation	$(63,280,986)

Percentage of
Industry	Net Assets

Advertising	1.3%
Aerospace/Defense	1.7
Agriculture	0.3
Airlines	1.1
Apparel	0.5
Auto Manufacturers	0.6
Auto Parts & Equipment	1.9
Banks	3.8
Beverages	0.8
Biotechnology	0.3
Building Materials	0.8
Chemicals	2.9
Closed-End Funds	0.1
Coal	0.1
Commercial Services	3.2
Computers	2.7
Distribution/Wholesale	0.4
Diversified	1.4
Diversified Financial Services	1.9
Electric	1.7
Electrical Components & Equipment	2.0
Electronics	2.4
Energy — Alternate Sources	0.1
Engineering & Construction	6.4
Entertainment	2.4
Environmental Control	0.1
Food	2.8
Food Service	0.8
Forest Products & Paper	0.1
Gas	0.4
Hand/Machine Tools	2.1
Healthcare — Products	0.2
Healthcare — Services	0.0
Holding Companies — Diversified	1.9
Household Products/Wares	0.4
Insurance	4.4
Internet	1.0
Investment Companies	1.9
Iron/Steel	3.0
Leisure Time	0.8
Lodging	1.3
Machinery — Construction & Mining	0.2
Machinery — Diversified	0.9
Media	1.4
Metal Fabricate/Hardware	0.6
Mining	2.4
Miscellaneous Manufacturers	2.1
Office Property	0.6
Oil & Gas	2.7
Oil & Gas Services	2.2
Packaging & Containers	0.1
Pharmaceuticals	4.1
Real Estate	3.7
Retail	4.9
Semiconductors	0.9
Software	1.9
Telecommunications	2.0
Textiles	0.6
Toys/Games/Hobbies	0.2
Transportation	2.1
Other Long-Term Investments	3.4
Other Assets and Liabilities — Net	1.0

Net Assets	100.0%

The following table summarizes the inputs used as of April 30, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$31,039,396	$—
Level 2 — Other Significant Observable Inputs†	200,297,214	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$231,336,610	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

†The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Emerging Countries Fund
as of April 30, 2009 (Unaudited)

Shares			Value

COMMON STOCK: 86.4%

		Bermuda: 1.0%
19,542		Credicorp Ltd.	$977,491

			977,491

		Brazil: 12.9%
144,594		BM&F BOVESPA S.A.	594,507
81,395		Centrais Eletricas Brasileiras SA	1,077,607
17,006		Cia de Bebidas das Americas ADR	958,798
64,497		Cia Siderurgica Nacional SA	1,190,378
108,372		CIA Vale do Rio Doce	1,802,116
70,022		Cia Vale do Rio Doce ADR	1,156,063
16,497		Cia Vale do Rio Doce SP ADR	226,504
124,456		Itau Unibanco Banco Multiplo SA ADR	1,708,781
164,746		Petroleo Brasileiro SA	2,773,426
50,993		Petroleo Brasileiro SA ADR	1,375,791
18,098		Redecard SA	227,780

			13,091,751

		Chile: 1.3%
7,647		Empresa Nacional de Telecom	90,042
42,055		Enersis SA ADR	630,404
20,555		Sociedad Quimica y Minera de Chile SA ADR	647,688

			1,368,134

		China: 10.1%
3,697,000		Bank of China Ltd.	1,370,757
412,500		China Life Insurance Co., Ltd.	1,448,665
1,633,000		China Petroleum & Chemical Corp.	1,269,239
643,500		China Shenhua Energy Co., Ltd.	1,779,160
3,352,500		China Telecom Corp., Ltd.	1,650,326
4,778,000		Industrial and Commercial Bank of China Ltd.	2,718,119

			10,236,266

		Hong Kong: 7.4%
329,000		Beijing Enterprises Holdings Ltd.	1,446,282
250,500		China Mobile Ltd.	2,163,126
1,353,840		China Overseas Land & Investment Ltd.	2,358,004
1,372,000		CNOOC Ltd.	1,531,590

			7,499,002

		Hungary: 0.7%
52,500	@	OTP Bank Nyrt	676,187

			676,187

		India: 8.5%
31,252		Bharat Heavy Electricals	1,040,969
149,395	@	Bharti Airtel Ltd.	2,262,816
47,284		Housing Development Finance Corp.	1,643,524
174,270		ICICI Bank Ltd.	1,686,548
31,170		Larsen & Toubro Ltd.	552,955
39,832		Reliance Industries Ltd.	1,450,869

			8,637,681

		Indonesia: 0.9%
1,278,000		Telekomunikasi Indonesia Tbk PT	928,575

			928,575

		Israel: 3.5%
80,051		Teva Pharmaceutical Industries Ltd. ADR	3,513,438

			3,513,438

		Mauritius: 0.4%
1,893,600		Golden Agri-Resources Ltd.	467,268

			467,268

		Mexico: 3.5%
31,019		America Movil SA de CV — Series L ADR	1,018,974
332,643	@	Empresas ICA S.A.B. de C.V.	604,762
285,343		Grupo Financiero Banorte SA de CV	440,229
37,584		Grupo Televisa SA ADR	581,800
329,097		Wal-Mart de Mexico SA de CV	893,897

			3,539,662

		Poland: 0.6%
18,400		Bank Pekao SA	658,896

			658,896

		Russia: 7.3%
14,980		Mobile Telesystems Finance SA ADR	496,437
241,601		OAO Gazprom ADR	4,238,869
394,950	@	OAO Rosneft Oil Co. GDR	2,037,509
742,600		Sberbank RF	617,274

			7,390,089

		South Africa: 4.2%
95,200		ABSA Group Ltd.	1,097,917
38,136		Sasol Ltd.	1,148,284
67,718		Standard Bank Group Ltd.	654,306
106,600		Telkom SA Ltd.	1,343,137

			4,243,644

		South Korea: 11.3%
24,610		Hyundai Mobis	1,888,627
23,821	@	KT&G Corp.	1,313,281
19,940		LG Corp.	882,670
9,143		Samsung Electronics Co., Ltd.	4,221,846
27,006	@	Samsung Techwin Co., Ltd.	1,251,239
3,099	@	Shinsegae Co., Ltd.	1,105,392
5,515		SK Telecom Co., Ltd.	786,199

			11,449,254

		Taiwan: 8.7%
157,000		Chinatrust Financial Holding Co., Ltd.	71,761
997,223		Chunghwa Telecom Co., Ltd.	1,899,515
397,000		HON HAI Precision Industry Co., Ltd.	1,146,154
144,190		Hon Hai Precision Industry Co., Ltd. — GDR	881,042
52,000		MediaTek, Inc.	540,804
1,985,722		Taiwan Semiconductor Manufacturing Co., Ltd.	3,360,322
902,000		Uni-President Enterprises Corp.	905,754

			8,805,352

		Turkey: 2.9%
197,002		Haci Omer Sabanci Holding A/S	503,778
1,161,415	@	Turkiye Garanti Bankasi A/S	2,435,004

			2,938,782

		United Kingdom: 1.2%
148,355		Antofagasta PLC	1,273,189

			1,273,189

		Total Common Stock (Cost $84,636,302)	87,694,661

EXCHANGE-TRADED FUNDS: 7.2%

		Brazil: 0.7%
16,200	L	iShares MSCI Brazil Index Fund	730,620

			730,620

		China: 2.5%
78,562	L	iShares FTSE/Xinhua China 25 Index Fund	2,512,413

			2,512,413

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Emerging Countries Fund
as of April 30, 2009 (Unaudited) (continued)

Shares			Value

		South Korea: 1.7%
50,289		iShares MSCI South Korea Index Fund	$1,720,890

			1,720,890

		Taiwan: 2.3%
229,000	L	iShares MSCI Taiwan Index Fund	2,340,380

			2,340,380

		Total Exchange-Traded Funds (Cost $5,680,079)	7,304,303

PREFERRED STOCK: 1.1%

		Brazil: 1.1%
92,208		CIA Energetica de Minas Gerais	1,114,182

		Total Preferred Stock (Cost $1,066,624)	1,114,182

		Total Long-Term Investments (Cost $91,383,005)	96,113,146

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 5.5%

		Securities Lending CollateralCC: 5.5%
$5,561,927		Bank of New York Mellon Corp. Institutional Cash Reserves	$5,529,603

		Total Short-Term Investments (Cost $5,561,927)	5,529,603

	Total Investments in Securities
	(Cost $96,944,932)*	100.2%	$101,642,749
	Other Assets and Liabilities - Net	(0.2)	(155,186)

	Net Assets	100.0%	$101,487,563

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at April 30, 2009.

*	Cost for federal income tax purposes is $108,392,635.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$11,660,664
Gross Unrealized Depreciation	(18,410,550)

Net Unrealized Depreciation	$(6,749,886)

Percentage of
Industry	Net Assets

Agriculture	1.8%
Auto Parts & Equipment	1.9
Banks	14.4
Beverages	0.9
Chemicals	0.6
Coal	1.7
Diversified Financial Services	2.9
Electric	2.8
Electrical Components & Equipment	1.0
Electronics	2.0
Engineering & Construction	1.1
Food	0.9
Gas	1.4
Holding Companies — Diversified	1.4
Insurance	1.4
Iron/Steel	1.2
Media	0.6
Mining	4.4
Oil & Gas	15.6
Pharmaceuticals	3.5
Real Estate	2.3
Retail	2.0
Semiconductors	9.2
Telecommunications	12.5
Other Long-Term Investments	7.2
Short-Term Investments	5.5
Other Assets and Liabilities — Net	(0.2)

Net Assets	100.0%

The following table summarizes the inputs used as of April 30, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$27,934,747	$—
Level 2 — Other Significant Observable Inputs†	73,708,002	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$101,642,749	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

†The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING European Real Estate Fund
as of April 30, 2009 (Unaudited)

Shares			Value

COMMON STOCK: 17.1%

	Austria: 3.2%
2,870	CA Immobilien Anlagen AG		$22,757
14,210	Immoeast Immobilien Anlagen AG		32,032
17,710	@ Immofinanz Immobilien Anlagen AG		34,284

			89,073

	Finland: 0.8%
5,230	Sponda OYJ		21,219

			21,219

	Germany: 1.9%
870	Deutsche Euroshop AG		24,669
3,240	IVG Immobilien AG		27,975

			52,644

	Sweden: 4.2%
13,890	Castellum AB		87,594
4,480	Hufvudstaden AB		26,756

			114,350

	Switzerland: 4.2%
2,460	@ PSP Swiss Property AG		115,623

			115,623

	United Kingdom: 2.8%
5,043	Helical Bar PLC		25,255
44,040	Safestore Holdings Ltd.		51,031

			76,286

	Total Common Stock (Cost $543,064)		469,195

REAL ESTATE INVESTMENT TRUSTS: 78.6%

	Belgium: 2.4%
595	Cofinimmo		65,249

			65,249

	France: 34.6%
480	Fonciere Des Regions		26,284
1,240	ICADE		95,925
5,358	Klepierre		119,116
2,700	Mercialys		82,913
360	Societe Immobiliere de Location pour l’Industrie et le Commerce		30,287
4,000	Unibail		596,503

			951,028

	Netherlands: 13.0%
2,875	Corio NV		127,602
3,380	Eurocommercial Properties NV		99,614
580	Vastned Retail NV		25,617
1,539	Wereldhave NV		105,587

			358,420

	United Kingdom: 28.6%
30,576	British Land Co. PLC		192,933
3,130	Derwent Valley Holdings PLC		38,554
4,480	Great Portland Estates PLC		20,207
34,779	Hammerson PLC		161,144
29,961	Land Securities Group PLC		247,077
7,740	Liberty International PLC		45,367
178,830	Segro PLC		62,715
3,840	Shaftesbury PLC		19,808

			787,805

	Total Real Estate Investment Trusts (Cost $2,951,676)		2,162,502

MUTUAL FUNDS: 0.5%

	Luxembourg: 0.5%
5,520	Prologis European Properties		14,340

	Total Mutual Funds (Cost $11,793)		14,340

	Total Long-Term Investments (Cost $3,506,533)		2,646,037

SHORT-TERM INVESTMENTS: 1.4%

	Affiliated Mutual Fund: 1.4%
38,263	ING Institutional Prime Money Market Fund — Class I		38,263

	Total Short-Term Investments (Cost $38,263)		38,263

	Total Investments in Securities
	(Cost $3,544,796)*	97.6%	$2,684,300
	Other Assets and Liabilities - Net	2.4	65,133

	Net Assets	100.0%	$2,749,433

@	Non-income producing security

*	Cost for federal income tax purposes is $4,172,658.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$57,434
Gross Unrealized Depreciation	(1,545,792)

Net Unrealized Depreciation	$(1,488,358)

Percentage of
Industry	Net Assets

Closed-End Funds	0.5%
Diversified	70.0
Office Property	7.7
Real Estate	15.2
Shopping Centers	0.9
Storage/Warehousing	1.9
Short-Term Investments	1.4
Other Assets and Liabilities — Net	2.4

Net Assets	100.0%

The following table summarizes the inputs used as of April 30, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$38,263	$—
Level 2 — Other Significant Observable Inputs†	2,646,037	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$2,684,300	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING European Real Estate Fund
as of April 30, 2009 (Unaudited) (continued)

†The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Foreign Fund
as of April 30, 2009 (Unaudited)

Shares			Value

COMMON STOCK: 84.6%

		Australia: 5.3%
154,615		BHP Billiton Ltd.	$3,735,122
61,600		Foster’s Group Ltd.	235,535
526,045		Macquarie Airports Management Ltd.	693,383
107,116		Rio Tinto Ltd.	4,988,019
190,142		Telstra Corp., Ltd.	459,366
23,444		Wesfarmers Ltd.	385,177
41,781		Woodside Petroleum Ltd.	1,148,721
36,986		Woolworths Ltd.	717,498

			12,362,821

		Austria: 0.6%
39,159		OMV AG	1,213,150
10,285		Telekom Austria AG	135,285

			1,348,435

		Brazil: 0.8%
108,582		Cia Vale do Rio Doce ADR	1,792,689

			1,792,689

		Canada: 2.6%
13,094		Canadian Natural Resources Ltd.	603,621
49,910		EnCana Corp.	2,287,420
39,681		Petro-Canada	1,252,314
5,089	@	Research In Motion Ltd.	353,686
22,762		Suncor Energy, Inc.	572,817
80,562		Talisman Energy, Inc.	1,009,304

			6,079,162

		China: 2.3%
908,000		Bank of China Ltd.	336,664
534,732		Beijing Capital International Airport Co., Ltd.	337,689
989,000		China Construction Bank	570,968
160,000		China Life Insurance Co., Ltd.	561,906
1,814,000		China Petroleum & Chemical Corp.	1,409,920
330,000		China Telecom Corp., Ltd.	162,448
998,000		Industrial and Commercial Bank of China Ltd.	567,744
1,344,000		PetroChina Co., Ltd.	1,171,389
33,500		Ping An Insurance Group Co. of China Ltd.	206,946

			5,325,674

		Czech Republic: 1.8%
30,420	S	Komercni Banka A/S	4,087,631

			4,087,631

		Denmark: 0.5%
2,008	@	ALK-Abello A/S	120,667
23		AP Moller — Maersk A/S — Class B	133,599
4,460		Danske Bank A/S	48,918
16,526		Novo-Nordisk A/S	786,321
1,030		Vestas Wind Systems	67,967
1,902	@	Vestas Wind Systems A/S	123,462

			1,280,934

		Finland: 0.6%
5,439		Kone OYJ	148,573
49,400		Nokia OYJ	701,651
18,341		Orion OYJ	265,620
2,583		Sampo OYJ	48,185
23,715		Stora Enso OYJ (Euro Denominated Security)	135,362
14,037		UPM-Kymmene OYJ	125,616

			1,425,007

		France: 9.9%
3,019		Accor SA	127,739
14,658		ADP	843,960
6,671		Air Liquide	542,810
9,205		Alstom	573,817
20,161		AXA SA	338,739
20,485		BNP Paribas	1,078,410
7,640		Bouygues SA	325,921
14,954		Carrefour SA	606,340
7,930		Casino Guichard Perrachon SA	494,699
9,069		Cie de Saint-Gobain	325,352
13,601		Compagnie Generale des Etablissements Michelin	696,214
18,425		Credit Agricole SA	269,402
87,426		France Telecom SA	1,940,860
60,338		Gaz de France	2,166,996
49,823		Groupe Danone	2,369,915
9,946		LVMH Moet Hennessy Louis Vuitton SA	750,912
4,755		Peugeot SA	109,806
3,700		PPR	283,468
9,191		Publicis Groupe	280,922
23,250		Renault SA	745,505
22,383		Sanofi-Aventis	1,296,248
8,781		Schneider Electric SA	668,221
9,722		Societe Generale	496,878
12,292	@	Suez Environnement SA	187,372
68,239	S	Total SA	3,414,393
613		Vallourec	67,002
31,787		Vinci SA	1,424,072
28,658		Vivendi	770,587

			23,196,560

		Germany: 8.4%
7,259		Adidas AG	274,262
10,859		Allianz AG	1,001,993
19,083		BASF AG	720,147
19,867		Bayer AG	987,539
32,480		Bayerische Motoren Werke AG	1,125,403
17,057		Commerzbank AG	115,971
54,534		DaimlerChrysler AG	1,955,053
2,628		Deutsche Boerse AG	194,143
20,155		Deutsche Post AG	232,544
5,719		Deutsche Postbank AG	122,208
70,207		Deutsche Telekom AG	849,024
51,192		E.ON AG	1,731,159
70,799		Fraport AG Frankfurt Airport Services Worldwide	2,853,723
10,168		Fresenius AG	420,337
3,775		K+S AG	227,092
2,059		Linde AG	164,201
11,426		MAN AG	708,231
2,981		Merck KGaA	267,293
6,416		Metro AG	272,920
5,119		Muenchener Rueckversicherungs AG	707,294
12,663		RWE AG	912,857
19,584		SAP AG	752,932
40,562		Siemens AG	2,727,181
12,776	@	UkrTelecom GDR	24,511
1,314		Wacker Chemie AG	136,004

			19,484,022

		Greece: 0.1%
20,089		Hellenic Telecommunications Organization SA	305,850

			305,850

		Hong Kong: 1.8%
34,000		Cheung Kong Holdings Ltd.	350,730
197,461		China Merchants Holdings International Co., Ltd.	464,481
143,000		China Mobile Ltd.	1,234,838
418,000		CNOOC Ltd.	466,621

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Foreign Fund
as of April 30, 2009 (Unaudited) (continued)

Shares			Value

		Hong Kong (continued)
29,800		Esprit Holdings Ltd.	$182,592
652,303	I	GOME Electrical Appliances Holdings Ltd.	65,651
184,000		Hutchison Whampoa Ltd.	1,083,754
31,000		Sun Hung Kai Properties Ltd.	320,470

			4,169,137

		Hungary: 1.4%
256,403	@,S, L	OTP Bank Nyrt	3,302,406

			3,302,406

		India: 0.1%
3,316		Reliance Industries Ltd.	120,784

			120,784

		Ireland: 1.6%
148,084		CRH PLC	3,820,689

			3,820,689

		Italy: 2.5%
17,981		Assicurazioni Generali S.p.A.	365,839
2,133		Banche Popolari Unite Scpa	29,411
110,529		Enel S.p.A.	599,121
140,309		ENI S.p.A.	3,010,913
188,681		Intesa Sanpaolo S.p.A.	601,112
9,601		Mediobanca S.p.A.	110,772
3,246		Saipem S.p.A.	69,381
13,283		Snam Rete Gas S.p.A.	52,606
287,287		Telecom Italia S.p.A.	363,274
293,101		UniCredito Italiano S.p.A.	713,694

			5,916,123

		Japan: 7.3%
10,601		Aisin Seiki Co., Ltd.	217,706
11,700		Bridgestone Corp.	174,398
19,705	S	Canon, Inc.	589,686
39		Central Japan Railway Co.	231,166
5,700		Daikin Industries Ltd.	153,346
15,888		Denso Corp.	375,574
6,900		East Japan Railway Co.	388,810
4,600		Eisai Co., Ltd.	123,444
11,200		Fanuc Ltd.	808,217
91		Fuji Television Network, Inc.	101,454
57,328	S	Honda Motor Co., Ltd.	1,680,108
136,000		Itochu Corp.	729,238
8,400		JFE Holdings, Inc.	229,431
47		KDDI Corp.	211,360
18,505		Komatsu Ltd.	230,875
8,319		Kubota Corp.	50,001
3,000		Kyocera Corp.	232,993
2,900		Makita Corp.	66,966
35,484		Matsushita Electric Industrial Co., Ltd.	520,003
101,000		Mitsubishi Corp.	1,554,335
31,000		Mitsubishi Electric Corp.	165,100
136,300		Mitsui & Co., Ltd.	1,445,674
19,000		NGK Insulators Ltd.	291,389
10,500		Nidec Corp.	583,374
1,601		Nintendo Co., Ltd.	430,447
4,800		Nippon Telegraph & Telephone Corp.	180,866
49,700		Nissan Motor Co., Ltd.	259,408
174		NTT DoCoMo, Inc.	242,798
19,000		Ricoh Co., Ltd.	234,914
3,400		Shin-Etsu Chemical Co., Ltd.	165,249
8,033		Sony Corp.	208,730
72,000		Sumitomo Metal Industries Ltd.	168,662
31,800		Suzuki Motor Corp.	599,776
4,500		Takeda Pharmaceutical Co., Ltd.	159,591
79,900	S	Toyota Motor Corp.	3,162,343

			16,967,432

		Luxembourg: 1.0%
94,908	L	ArcelorMittal	2,223,160

			2,223,160

		Mexico: 0.1%
7,863		America Movil SA de CV — Series L ADR	258,300
34,422		Grupo Cementos Chihuahua	74,798

			333,098

		Netherlands: 3.2%
16,134		Aegon NV	81,148
3,116		European Aeronautic Defence and Space Co. NV	44,975
40,796		Heineken NV	1,212,300
26,679		Koninklijke Philips Electronics NV	481,369
1,778		Randstad Holdings NV	40,796
49,597		Reed Elsevier NV	544,910
105,467		Royal Dutch Shell PLC	2,418,859
122,008		Royal KPN NV	1,466,820
13,451		TNT NV	247,895
46,049		Unilever NV	911,192

			7,450,264

		New Zealand: 0.0%
1,830		Auckland International Airport Ltd.	1,717

			1,717

		Norway: 0.9%
7,951		DnB NOR ASA	49,489
10,325		Norsk Hydro ASA	45,526
101,987		Statoil ASA	1,900,782
4,288		Yara International ASA	114,921

			2,110,718

		Portugal: 0.1%
37,399		Energias de Portugal SA	136,022

			136,022

		Russia: 1.7%
15,943		Deutsche Bank AG	850,197
35	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys- REG S GDR)	92,232
35	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys- REG S GDR)	10,826
14,630	@,#,I	Inter Rao Ues OAO GDR	50,816
4,865	@,#,I	Kusbassenergo OJSC GDR	9,625
17,100		Lukoil-Spon ADR	750,389
66,788		MMC Norilsk Nickel ADR	548,629
23,485	@,#,I	Mosenergo OAO — Spon GDR	57,491
57,600		OAO Gazprom ADR	1,010,588
50,200	@	OAO Rosneft Oil Co. GDR	258,977
67,340	@,#,I	OGK-1 OAO GDR	41,797
17,500	@,#,I	OGK-2 OAO GDR	25,900
28,770	@,#,I	OGK-3 OJSC GDR	44,317
20,405	@,#,I	OGK-6 OAO GDR	26,686
3,500,000	@,I	RAO Energy System of East OAO	9,450
39,939	@,#	Sistema-Hals GDR	16,375
26,740	@,#,I	Territorial Generating Co. 1 GDR	21,806
1,120	@,#,I	TGK-14 GDR	2,436
4,515	@,#,I	TGK-2 GDR	6,409
11,095	@,#,I	TGK-4 GDR	11,561

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Foreign Fund
as of April 30, 2009 (Unaudited) (continued)

Shares			Value

		Russia (continued)
11,760	@,#,I	TGK-9 OAO GDR	$12,787
11,690	@,#,I	Volga Territorial Generating Co. GDR	13,417
12,040	@,#,I	Yenisei Territorial — Spon GDR	7,582

			3,880,293

		South Africa: 0.1%
6,059		Impala Platinum Holdings Ltd.	115,770

			115,770

		South Korea: 3.6%
3,693		Hyundai Heavy Industries	662,123
25,224		Hyundai Motor Co.	1,347,843
5,520	@	Korea Electric Power Corp.	119,237
3,880		KT Corp.	112,819
8,584	@	KT&G Corp.	473,246
903	@	NHN Corp.	109,204
4,051		Posco	1,249,249
7,916	L	Posco ADR	609,295
4,709		Samsung Electronics Co., Ltd.	2,174,414
1,650	@	Shinsegae Co., Ltd.	588,544
4,886		SK Telecom Co., Ltd.	696,531
21,526	L	SK Telecom Co., Ltd. ADR	337,312

			8,479,817

		Spain: 3.1%
87,179		Banco Bilbao Vizcaya Argentaria SA	944,817
17,024		Banco Popular Espanol SA	140,311
183,046		Banco Santander Central Hispano SA	1,760,710
38,247	@	EDP Renovaveis SA	311,853
4,138		Gamesa Corp. Tecnologica SA	78,103
46,799	@	Iberdrola Renovables	190,042
90,228		Iberdrola SA	719,866
33,089		Inditex SA	1,410,842
87,671		Telefonica SA	1,684,285

			7,240,829

		Sweden: 1.8%
66,421		Atlas Copco AB — Class A	617,467
18,699		Getinge AB	217,210
21,966		Hennes & Mauritz AB	977,924
139,346		Sandvik AB	915,155
10,660		Skanska AB	114,979
65,374		SKF AB — B Shares	716,859
44,630		Svenska Cellulosa AB — B Shares	430,314
40,210		TeliaSonera AB	188,664
11,072		Volvo AB	72,192

			4,250,764

		Switzerland: 8.5%
110,568	@	ABB Ltd.	1,565,238
2,909		Adecco SA	114,494
24,754		Credit Suisse Group	967,300
2,390		Flughafen Zuerich AG	501,782
385		Givaudan	243,750
7,525		Holcim Ltd.	381,686
161,148		Nestle SA	5,252,898
4,267		Nobel Biocare Holding AG	86,988
57,107		Novartis AG	2,161,404
9,545		Roche Holding AG	1,203,664
872		Swatch Group AG — BR	121,325
4,969		Swiss Reinsurance	117,950
1,836		Swisscom AG	478,750
4,752		Syngenta AG	1,014,507
27,213	@	UBS AG — Reg	373,811
530,010		Xstrata PLC	4,672,659
3,400		Zurich Financial Services AG	631,824

			19,890,030

		Taiwan: 0.9%
589		Cathay Financial Holding Co., Ltd. GDR	6,598
179,102		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,893,108
39,971	L	United Microelectron ADR	121,912

			2,021,618

		Ukraine: 0.3%
5,090,724	@	JSCB Ukrsotsbank	108,858
3,938,839	@	Raiffeisen Bank Aval	84,227
11,482	@	Ukrnafta Oil Co. ADR	155,982
10,545,713		UkrTelecom	413,205

			762,272

		United Kingdom: 11.7%
63,399		Anglo American PLC	1,364,239
182,089		Barclays PLC	739,299
198,449		BHP Billiton PLC	4,118,812
432,917		BP PLC	3,059,277
29,670		British American Tobacco PLC	715,547
91,534		BT Group PLC	126,145
29,353	S	Diageo PLC	350,175
43,298		GlaxoSmithKline PLC	666,929
32,400		HSBC Holdings PLC — Hong Kong	227,108
265,318		HSBC Holdings PLC	1,886,800
20,172		Imperial Tobacco Group PLC	460,250
222,229		Lloyds TSB Group PLC	360,457
118,422		Marks & Spencer Group PLC	586,693
27,262		National Grid PLC	226,505
45,369		Old Mutual PLC	45,201
56,849		Pearson PLC	586,605
34,635		Prudential PLC	199,071
93,923		Rio Tinto PLC	3,816,222
61,242	@	Rolls-Royce Group PLC	303,600
5,254,563	@,I	Rolls-Royce Group PLC — C Shares Entitlement	7,773
475,931		Royal Bank of Scotland Group PLC	290,463
13,556		Scottish & Southern Energy PLC	220,914
17,902		Smith & Nephew PLC	125,952
18,014		Standard Chartered PLC	286,530
413,002		Tesco PLC	2,046,353
1,805,718	S	Vodafone Group PLC	3,318,859
66,507		WM Morrison Supermarkets PLC	240,909
1,678		Wolseley PLC	30,095
130,126		WPP PLC	890,315

			27,297,098

		Total Common Stock (Cost $194,288,532)	197,178,826

EXCHANGE-TRADED FUNDS: 9.9%

		Eurozone: 0.5%
36,967		iShares DJ Euro STOXX 50	1,173,866

			1,173,866

		Hong Kong: 0.5%
104,200		Hang Seng Investment Index Funds Series — H-Share Index ETF	1,223,502

			1,223,502

		India: 1.1%
592,600		iShares MSCI India	2,471,142

			2,471,142

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Foreign Fund
as of April 30, 2009 (Unaudited) (continued)

Shares			Value

		Japan: 6.7%
50,493	@	Nomura ETF — Nikkei 225 Exchange Traded Fund	$4,654,039
1,251,550	@	Nomura TOPIX Exchange Traded Fund	10,990,086

			15,644,125

		Taiwan: 1.1%
256,809	L	iShares MSCI Taiwan Index Fund	2,624,588

			2,624,588

		Total Exchange-Traded Funds (Cost $23,025,533)	23,137,223

PREFERRED STOCK: 0.1%

		Germany: 0.1%
1,539		Volkswagen AG	96,497

		Total Preferred Stock (Cost $71,102)	96,497

RIGHTS: 0.0%

		Italy: 0.0%
13,283		Snam Rete Gas S.p.A.	10,193

		Total Rights (Cost $11,398)	10,193

		Total Long-Term Investments (Cost $217,396,565)	220,422,739

SHORT-TERM INVESTMENTS: 8.6%

		Affiliated Mutual Fund: 6.2%
14,570,578		ING Institutional Prime Money Market Fund — Class I	14,570,578

		Total Mutual Fund (Cost $14,570,578)	14,570,578

Principal
Amount			Value

		Securities Lending CollateralCC: 2.4%
$5,587,351		Bank of New York Mellon Corp. Institutional Cash Reserves	$5,552,610

		Total Securities Lending Collateral (Cost $5,587,351)	5,552,610

		Total Short-Term Investments (Cost $20,157,929)	20,123,188

	Total Investments in Securities
	(Cost $237,554,494)*	103.2%	$240,545,927
	Other Assets and Liabilities - Net	(3.2)	(7,372,051)

	Net Assets	100.0%	$233,173,876

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
I	Illiquid Security
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
L	Loaned security, a portion or all of the security is on loan at April 30, 2009.

*	Cost for federal income tax purposes is $248,173,074.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$22,901,970
Gross Unrealized Depreciation	(30,529,117)

Net Unrealized Depreciation	$(7,627,147)

Percentage of
Industry	Net Assets

Advertising	0.1%
Aerospace/Defense	0.2
Agriculture	0.7
Apparel	0.1
Auto Manufacturers	4.8
Auto Parts & Equipment	0.6
Banks	9.2
Beverages	0.8
Building Materials	2.0
Chemicals	1.9
Commercial Services	0.1
Computers	0.2
Distribution/Wholesale	1.6
Diversified Financial Services	0.1
Electric	3.1
Electrical Components & Equipment	0.5
Electronics	0.7
Energy — Alternate Sources	0.2
Engineering & Construction	3.7
Food	5.5
Forest Products & Paper	0.3
Gas	0.0
Hand/Machine Tools	0.4
Healthcare — Products	0.4
Holding Companies — Diversified	1.0
Home Furnishings	0.3
Insurance	1.9
Internet	0.0
Iron/Steel	1.9
Lodging	0.1
Machinery — Construction & Mining	0.4
Machinery — Diversified	1.0
Media	1.2
Metal Fabricate/Hardware	0.3
Mining	10.8
Miscellaneous Manufacturers	1.2
Office/Business Equipment	0.4
Oil & Gas	11.6
Oil & Gas Services	0.1
Pharmaceuticals	3.0
Real Estate	0.3
Retail	2.0
Semiconductors	1.8
Shipbuilding	0.3
Software	0.3
Telecommunications	6.8
Toys/Games/Hobbies	0.2
Transportation	0.5
Water	0.1
Other Long-Term Investments	9.9
Short-Term Investments	8.6
Other Assets and Liabilities — Net	(3.2)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Foreign Fund
as of April 30, 2009 (Unaudited) (continued)

The following table summarizes the inputs used as of April 30, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$57,746,645	$—
Level 2 — Other Significant Observable Inputs†	182,696,224	270,725
Level 3 — Significant Unobservable Inputs	103,058	—

Total	$240,545,927	$270,725

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

†The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended April 30, 2009 was as follows:

	Investments in	Other Financial
	Securities	Instruments*

Beginning Balance at 10/31/08	$58,849	$—
Net Purchases/(Sales)	—	—
Accrued Discounts/(Premiums)	—	—
Total Realized Gain/(Loss)	—	—
Total Unrealized Appreciation/(Depreciation)	44,209	—
Net Transfers In/(Out) of Level 3	—	—

Ending Balance at 04/30/09	$103,058	$—

*Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

For the six months ended April 30, 2009, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $44,209. Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

At April 30, 2009 the following foreign currency contracts were outstanding for the ING Foreign Fund:

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For	Value	(Depreciation)
			USD

Canadian Dollar CAD 3,808,545	BUY	6/17/09	3,143,389	3,192,357	$48,968
Canadian Dollar CAD 2,704,173	BUY	6/17/09	2,221,348	2,266,662	45,314
Canadian Dollar CAD 1,104,372	BUY	6/17/09	907,604	925,695	18,091
Czech Koruna CZK 6,808,033	BUY	5/21/09	295,090	336,447	41,357
Czech Koruna CZK 3,042,813	BUY	7/14/09	131,881	150,080	18,199
Czech Koruna CZK 3,054,421	BUY	10/14/09	132,398	150,385	17,987
Czech Koruna CZK 12,308,990	BUY	10/27/09	666,071	605,903	(60,168)
Hungarian Forint HUF 606,381,056	BUY	5/12/09	2,949,611	2,774,388	(175,223)
Hungarian Forint HUF 116,723,400	BUY	5/12/09	605,412	534,047	(71,365)
Hungarian Forint HUF 231,997,172	BUY	5/12/09	1,041,701	1,061,462	19,761
Hungarian Forint HUF 231,735,633	BUY	5/12/09	967,904	1,060,265	92,361
Polish Zloty PLN 2,063,865	BUY	5/7/09	655,070	616,847	(38,223)
Polish Zloty PLN 4,783,923	BUY	5/7/09	1,418,005	1,429,817	11,812
Polish Zloty PLN 290,635	BUY	5/7/09	79,287	86,865	7,578
Polish Zloty PLN 1,183,176	BUY	5/11/09	321,778	353,532	31,754
Polish Zloty PLN 2,297,933	BUY	5/11/09	613,764	686,620	72,856
Polish Zloty PLN 1,874,528	BUY	5/11/09	533,597	560,107	26,510
Polish Zloty PLN 2,314,831	BUY	5/11/09	672,525	691,669	19,144
Polish Zloty PLN 2,295,056	BUY	5/11/09	694,800	685,760	(9,040)
Polish Zloty PLN 2,213,835	BUY	5/21/09	740,289	661,045	(79,244)
Polish Zloty PLN 626,449	BUY	5/21/09	170,277	187,056	16,779
Polish Zloty PLN 8,649,028	BUY	10/20/09	2,487,302	1,970,810	(516,492)
Polish Zloty PLN 12,744,984	BUY	11/19/09	4,714,975	3,776,594	(938,381)

					$(1,399,665)

Czech Koruna CZK 6,808,033	SELL	5/21/09	338,287	336,447	$1,840
Czech Koruna CZK 9,200,131	SELL	5/21/09	450,589	454,663	(3,974)
Czech Koruna CZK 3,042,813	SELL	7/14/09	165,821	150,080	15,741
Czech Koruna CZK 3,054,420	SELL	10/14/09	165,821	150,385	15,436
Czech Koruna CZK 28,781,239	SELL	10/27/09	1,435,975	1,416,741	19,234
Czech Koruna CZK 22,736,958	SELL	10/27/09	1,153,867	1,119,215	34,652
Czech Koruna CZK 5,668,374	SELL	10/27/09	288,467	279,023	9,444
Hungarian Forint HUF 946,088,119	SELL	5/12/09	4,418,908	4,328,657	90,251
Hungarian Forint HUF 606,381,057	SELL	5/12/09	2,804,897	2,774,388	30,509
Polish Zloty PLN 4,797,375	SELL	5/7/09	1,720,599	1,433,837	286,762
Polish Zloty PLN 2,341,048	SELL	5/7/09	860,300	699,691	160,609
Polish Zloty PLN 4,899,966	SELL	5/11/09	1,720,599	1,464,104	256,495
Polish Zloty PLN 5,065,558	SELL	5/11/09	1,758,777	1,513,583	245,194
Polish Zloty PLN 237,888	SELL	5/21/09	77,312	71,033	6,279
Polish Zloty PLN 2,602,396	SELL	5/21/09	845,758	777,068	68,690
Polish Zloty PLN 6,649,028	SELL	10/20/09	2,120,564	1,970,810	149,754
Polish Zloty PLN 3,070,417	SELL	11/19/09	973,885	909,826	64,059
Polish Zloty PLN 9,674,567	SELL	11/19/09	3,086,183	2,866,768	219,415

					$1,670,390

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Greater China Fund
as of April 30, 2009 (Unaudited)

Shares			Value

COMMON STOCK: 92.7%

	China: 30.4%
266,000	Aluminum Corp. of China Ltd.		$203,714
1,759,000	Bank of China Ltd.		652,194
677,000	China Citic Bank		307,424
1,612,000	China Construction Bank		930,637
263,000	China High Speed Transmission Equipment Group Co., Ltd.		469,874
357,000	China Life Insurance Co., Ltd.		1,253,753
1,410,000	China Petroleum & Chemical Corp.		1,095,913
223,000	China Railway Group Ltd.		152,157
133,500	China Shenhua Energy Co., Ltd.		369,103
904,000	Datang International Power Generation Co., Ltd.		433,779
148,000	Fujian Zijin Mining Industry Co., Ltd.		113,354
92,000	Guangzhou R&F Properties Co., Ltd.		147,932
1,967,000	Industrial and Commercial Bank of China Ltd.		1,118,991
962,000	Kwg Property Holding Ltd.		368,059
1,014,000	PetroChina Co., Ltd.		883,771
49,500	Ping An Insurance Group Co. of China Ltd.		305,786
173,000	Real Gold Mining Ltd.		127,684
38,000	Tencent Holdings Ltd.		335,867

			9,269,992

	Hong Kong: 37.8%
43,440	Bank of East Asia Ltd.		103,108
86,000	Cheung Kong Holdings Ltd.		887,141
300,500	China Mobile Ltd.		2,594,887
534,160	China Overseas Land & Investment Ltd.		930,355
548,000	Chow Sang Sang Holdings International Ltd.		329,144
1,036,000	CNOOC Ltd.		1,156,508
45,700	Esprit Holdings Ltd.		280,015
53,000	Henderson Land Development Co., Ltd.		246,875
81,600	Hong Kong Exchanges and Clearing Ltd.		939,900
137,500	HongKong Electric Holdings		811,731
106,000	Hysan Development Co., Ltd.		192,510
140,500	MTR Corp.		355,633
145,000	New World Development Ltd.		189,651
199,000	Ports Design Ltd.		302,194
557,000	Shui On Land Ltd.		238,751
488,000	Sino Land Co.		621,560
108,000	Sun Hung Kai Properties Ltd.		1,116,478
62,000	Wharf Holdings Ltd.		203,995

			11,500,436

	Taiwan: 24.5%
487,998	AU Optronics Corp.		519,174
109,000	Catcher Technology Co., Ltd.		274,189
640,000	Chi Mei Optoelectronics Corp.		318,341
410,000	China Steel Corp.		317,215
21,700	Chunghwa Telecom Co. Ltd. ADR		410,130
83,038	Chunghwa Telecom Co., Ltd.		158,171
606,280	Far Eastern Textile Co., Ltd.		565,635
119,000	First Financial Holding Co., Ltd.		62,856
31,000	High Tech Computer Corp.		419,791
164,200	Hon Hai Precision Industry Co., Ltd. — GDR		1,003,309
181,000	Huaku Development Co. Ltd.		314,016
259,000	Hung Poo Real Estate Development Corp.		239,862
165,000	Prince Housing Development Corp.		44,699
313,742	Radium Life Tech Co., Ltd.		137,662
482,180	Taiwan Cement Corp.		460,669
295,000	Taiwan Fertilizer Co., Ltd.		676,992
564,512	Taiwan Semiconductor Manufacturing Co., Ltd.		955,291
1,560,000	United Microelectronics Corp.		589,216

			7,467,218

	Total Common Stock (Cost $26,724,114)		28,237,646

REAL ESTATE INVESTMENT TRUSTS: 0.6%

	Hong Kong: 0.6%
87,000	Link Real Estate Investment Trust		169,124

	Total Real Estate Investment Trusts (Cost $170,661)		169,124

	Total Investments in Securities
	(Cost $26,894,775)*	93.3%	$28,406,770
	Other Assets and Liabilities - Net	6.7	2,049,221

	Net Assets	100.0%	$30,455,991

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

*	Cost for federal income tax purposes is $28,656,547.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$3,961,320
Gross Unrealized Depreciation	(4,211,097)

Net Unrealized Depreciation	$(249,777)

Percentage of
Industry	Net Assets

Apparel	1.9%
Banks	10.2
Building Materials	1.5
Chemicals	2.2
Coal	1.2
Computers	1.4
Diversified Financial Services	3.3
Electric	4.1
Electrical Components & Equipment	1.5
Electronics	6.0
Engineering & Construction	0.5
Holding Companies — Diversified	0.7
Insurance	5.1
Internet	1.1
Iron/Steel	1.0
Metal Fabricate/Hardware	0.9
Mining	1.5
Oil & Gas	10.3
Real Estate	18.6
Retail	3.0
Semiconductors	5.1
Shopping Centers	0.6
Telecommunications	10.4
Transportation	1.2
Other Assets and Liabilities — Net	6.7

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Greater China Fund
as of April 30, 2009 (Unaudited) (continued)

The following table summarizes the inputs used as of April 30, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$537,814	$—
Level 2 — Other Significant Observable Inputs†	27,868,956	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$28,406,770	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

†The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Index Plus International Equity Fund
as of April 30, 2009 (Unaudited)

Shares			Value

COMMON STOCK: 96.6%

		Australia: 6.5%
22,921		AMP Ltd.	$86,281
6,156		ASX Ltd.	145,936
32,717		Australia & New Zealand Banking Group Ltd.	377,299
18,327		Bendigo Bank Ltd.	91,259
34,609		BHP Billiton Ltd.	836,069
9,950		Billabong International Ltd.	75,506
25,176		BlueScope Steel Ltd.	42,591
26,704		Brambles Ltd.	114,594
8,515		Caltex Australia Ltd.	60,803
1,117		Cochlear Ltd.	40,292
21,831		Commonwealth Bank of Australia	557,807
11,444		Computershare Ltd.	75,863
8,642		CSL Ltd.	215,358
135,814		Incitec Pivot Ltd.	206,438
62,633		Insurance Australia Group	157,846
31,290		Lion Nathan Ltd.	266,422
3,017		Macquarie Group Ltd.	73,408
81,590		Metcash Ltd.	246,422
17,835		National Australia Bank Ltd.	266,727
14,145		Newcrest Mining Ltd.	305,509
12,638		Nufarm Ltd.	121,343
108,144		Qantas Airways Ltd.	156,018
18,585		QBE Insurance Group Ltd.	293,918
16,940		Tattersall’s Ltd.	33,968
136,389		Telstra Corp., Ltd.	329,504
40,996		Westpac Banking Corp.	571,548
12,389		Woodside Petroleum Ltd.	340,621
1,463		WorleyParsons Ltd.	19,297

			6,108,647

		Austria: 1.1%
14,716		OMV AG	455,903
28,782		Voestalpine AG	550,678

			1,006,581

		Belgium: 1.0%
5,792		Anheuser-Busch InBev NV	177,306
24,344	@	Anheuser-Busch InBev NV	64
215		Colruyt SA	48,869
31,638		Dexia	153,445
18,236		Fortis	44,826
4,142	@	Fortis — STRIP VVPR	5
2,006		Groupe Bruxelles Lambert SA	144,614
6,901		KBC Groep NV	151,694
3,140		Mobistar SA	187,901
1,017		Nationale A Portefeuille	49,021

			957,745

		Bermuda: 0.1%
8,200		SeaDrill Ltd. ADR	87,517

			87,517

		Denmark: 0.4%
14		AP Moller — Maersk A/S — Class B	81,321
6,833		Novo-Nordisk A/S	325,120

			406,441

		Finland: 0.8%
10,676		Elisa OYJ	141,347
33,563		Nokia OYJ	476,711
15,955		OKO Bank	118,091

			736,149

		France: 10.6%
42,601		Air France-KLM	472,988
25,428		AXA SA	427,234
499		BioMerieux	37,377
8,386		BNP Paribas	441,472
13,588		Bouygues SA	579,662
6,775		Capgemini SA	253,251
18,517		Carrefour SA	750,809
2,896		Christian Dior SA	194,054
35,898	@	Compagnie Generale de Geophysique SA	518,623
9,435		Compagnie Generale des Etablissements Michelin	482,963
13,387		Credit Agricole SA	195,739
6,465		Electricite de France	299,464
2,624		Eurazeo	107,196
22,897		France Telecom SA	508,314
1,343		Gaz de France	48,233
8,931		Lafarge SA	503,963
9,247		Lagardere SCA	290,291
23,074		Natixis	52,243
9,490		Pernod-Ricard SA	560,547
20,099		Peugeot SA	464,141
16,035		Sanofi-Aventis	928,621
8,707		Schneider Electric SA	662,590
850		Societe BIC SA	45,631
4,135		Societe Generale	211,334
17,823		Total SA	891,788
823		Vallourec	89,955

			10,018,483

		Germany: 7.6%
1,570		Adidas AG	59,318
6,357		Allianz AG	586,580
13,162		Bayer AG	654,250
1,119		Beiersdorf AG	46,106
4,872		Deutsche Bank AG	259,810
1,136		Deutsche Boerse AG	83,922
39,424		Deutsche Lufthansa AG	502,921
9,538		Deutsche Post AG	110,048
49,411		Deutsche Telekom AG	597,534
38,065		E.ON AG	1,287,244
3,100		Fresenius Medical Care AG & Co. KGaA	120,299
12,747		Metro AG	542,224
3,191		Muenchener Rueckversicherungs AG	440,901
279		Puma AG Rudolf Dassler Sport	59,790
8,094		RWE AG	583,484
1,660		Salzgitter AG	118,080
5,903		SAP AG	226,948
3,966		Siemens AG	266,653
21,017		ThyssenKrupp AG	449,632
10,902		United Internet AG	114,385
630		Wacker Chemie AG	65,207

			7,175,336

		Greece: 0.5%
3,770		Alpha Bank AE	36,721
10,700		National Bank of Greece SA	222,516
2,785		OPAP SA	85,918
16,119		Piraeus Bank SA	147,803

			492,958

		Hong Kong: 2.3%
8,000		Cheung Kong Holdings Ltd.	82,525
25,500		CLP Holdings Ltd.	172,082
36,500		Esprit Holdings Ltd.	223,645
30,000		Hang Lung Group Ltd.	109,872
35,000		Hang Lung Properties Ltd.	98,304
17,570		Hang Seng Bank Ltd.	194,741
49,767		Hong Kong & China Gas	92,561
5,200		Hong Kong Aircraft Engineerg Co., Ltd.	48,761
5,300		Hong Kong Exchanges and Clearing Ltd.	61,047
36,500		HongKong Electric Holdings	215,478
34,500		Hopewell Holdings	88,812
81,000		Hutchison Telecommunications Hong Kong Holdings Ltd.	7,630
81,000	@	Hutchison Telecommunications International Ltd.	14,946

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Index Plus International Equity Fund
as of April 30, 2009 (Unaudited) (continued)

Shares		Value

	Hong Kong (continued)
76,162	Hutchison Whampoa Ltd.	$448,592
26,000	Sun Hung Kai Properties Ltd.	268,782

		2,127,778

	Italy: 4.7%
9,220	Assicurazioni Generali S.p.A.	187,589
12,705	Banca Monte dei Paschi di Siena S.p.A.	20,330
13,940	Banche Popolari Unite Scpa	192,210
20,474	Banco Popolare Scarl	134,506
141,984	Enel S.p.A.	769,623
13,115	ENI S.p.A.	281,437
8,859	Fiat S.p.A	86,609
19,316	Finmeccanica S.p.A.	272,108
8,321	Fondiaria-Sai S.p.A.	138,379
121,225	Intesa Sanpaolo S.p.A.	386,206
10,065	Lottomatica S.p.A.	206,901
13,501	Mediobanca S.p.A.	155,768
234,133	Parmalat S.p.A	465,017
501,499	Pirelli & C S.p.A.	195,099
250,937	Telecom Italia S.p.A.	317,309
144,200	Telecom Italia S.p.A. RNC	128,824
188,379	UniCredito Italiano S.p.A.	458,698
47,926	Unipol S.p.A.	59,560

		4,456,173

	Japan: 22.8%
3,732	Acom Co., Ltd.	89,576
6,700	Aeon Mall Co., Ltd.	87,706
900	Alfresa Holdings Corp.	34,911
7,300	Astellas Pharma, Inc.	237,375
5,000	Bank of Kyoto Ltd.	40,133
1,100	Benesse Corp.	42,096
33,485	Bridgestone Corp.	499,122
56,927	Brother Industries Ltd.	462,693
2,700	Canon Sales Co., Inc.	32,648
8,232	Chubu Electric Power Co., Inc.	180,981
2,800	Chugai Pharmaceutical Co., Ltd.	52,002
1,100	Coca-Cola West Holdings Co., Ltd.	18,084
8,000	Dai Nippon Printing Co., Ltd.	84,687
24,419	Daihatsu Motor Co., Ltd.	220,728
2,700	Daiichi Sankyo Co., Ltd.	45,147
3,122	Daito Trust Construction Co., Ltd.	130,182
17,000	Daiwa House Industry Co., Ltd.	148,469
2,990	Diamond Lease Co., Ltd.	69,160
7,800	East Japan Railway Co.	439,525
6,700	FamilyMart Co., Ltd.	184,367
34	Fuji Television Network, Inc.	37,906
850	Hakuhodo DY Holdings, Inc.	38,995
800	Hisamitsu Pharmaceutical Co., Inc.	22,582
1,400	Hitachi Chemical Co. Ltd.	18,782
4,900	Hitachi High-Technologies Corp.	68,580
4,700	Honda Motor Co., Ltd.	137,743
35	Inpex Holdings, Inc.	222,728
52,660	Itochu Corp.	282,365
11,364	Iyo Bank Ltd.	113,370
400	Japan Petroleum Exploration Co.	15,789
22,000	Japan Steel Works Ltd.	238,273
17,000	JGC Corp.	222,908
28,000	Joyo Bank Ltd.	129,357
15,000	JSR Corp.	182,766
18,000	Kamigumi Co., Ltd.	115,612
900	Kansai Electric Power Co., Inc.	18,327
9,614	Kansai Paint Co., Ltd.	51,343
13,483	Kao Corp.	252,176
56,000	Kawasaki Kisen Kaisha Ltd.	210,998
114	KDDI Corp.	512,660
40,000	Keisei Electric Railway Co., Ltd.	190,189
1,100	Keyence Corp.	194,256
13,676	Kinden Corp.	114,101
59,411	Konica Minolta Holdings, Inc.	490,767
3,500	Kurita Water Industries Ltd.	85,257
900	Lawson, Inc.	35,002
12,401	Leopalace21 Corp.	90,841
72,000	Marubeni Corp.	261,737
1,800	Mediceo Paltac Holdings Co., Ltd.	18,211
4,900	Mitsubishi Corp.	75,408
26,000	Mitsubishi Electric Corp.	138,471
9,000	Mitsubishi Estate Co., Ltd.	117,640
120,697	Mitsubishi UFJ Financial Group, Inc.	658,386
37,192	Mitsui & Co., Ltd.	394,479
17,452	Mitsui Fudosan Co., Ltd.	219,589
1,700	Mitsui Sumitomo Insurance Group Holdings, Inc.	46,382
154,024	Mizuho Financial Group, Inc.	324,789
7,300	Namco Bandai Holdings, Inc.	72,637
13,736	NGK Insulators Ltd.	210,659
600	Nidec Corp.	33,336
33,587	Nippon Electric Glass Co., Ltd.	273,312
63,664	Nippon Express Co., Ltd.	227,044
4,000	Nippon Oil Corp.	20,815
46,966	Nishi-Nippon City Bank Ltd.	94,681
2,600	Nissin Food Products Co., Ltd.	70,660
23,101	Nitto Denko Corp.	538,042
16,100	Nomura Holdings, Inc.	97,156
1,900	Nomura Real Estate Holdings, Inc.	31,103
32	NTT Data Corp.	84,128
199	NTT DoCoMo, Inc.	277,683
107	NTT Urban Development Corp.	86,743
1,600	Ono Pharmaceutical Co., Ltd.	67,883
82,231	Osaka Gas Co., Ltd.	260,584
5,400	Otsuka Corp.	200,840
2,200	Resona Holdings, Inc.	29,561
10,600	Sankyo Co., Ltd.	537,716
1,300	Santen Pharmaceutical Co., Ltd.	36,715
2,600	Secom Co., Ltd.	96,018
15,500	Seven & I Holdings Co., Ltd.	350,248
38	Seven Bank Ltd.	89,740
9,000	Shikoku Electric Power Co.	246,697
70,116	Shimadzu Corp.	428,597
6,399	Shin-Etsu Chemical Co., Ltd.	311,009
14,000	Shionogi & Co., Ltd.	240,858
15,989	Shiseido Co., Ltd.	280,710
17,000	Shizuoka Bank Ltd.	153,164
700	SMC Corp.	68,668
30,374	Sony Corp.	789,238
28,300	Sumitomo Electric Industries Ltd.	275,697
6,300	Sumitomo Mitsui Financial Group, Inc.	218,491
11,000	Sumitomo Realty & Development Co., Ltd.	131,948
60,605	Sumitomo Rubber Industries, Inc.	417,725
1,800	Sumitomo Titanium Corp.	54,425
12,802	Suruga Bank Ltd.	109,762
16,400	Suzuki Motor Corp.	309,318
2,000	Taisho Pharmaceutical Co., Ltd.	36,592
15,251	Takeda Pharmaceutical Co., Ltd.	540,873
1,500	THK Co., Ltd.	20,803
2,600	Toho Co., Ltd.	34,342
44,985	Toho Gas Co., Ltd.	191,499
4,200	Tohoku Electric Power Co., Inc.	87,600
5,249	Tokio Marine Holdings, Inc.	138,433
47,000	Tokuyama Corp.	280,269
7,900	Tokyo Electric Power Co., Inc.	185,062
81,099	Tokyo Gas Co., Ltd.	307,463
5,800	Tokyo Steel Manufacturing Co., Ltd.	59,405
4,000	TonenGeneral Sekiyu KK	38,044
11,100	Toyota Boshoku Corp.	140,749
22,490	Toyota Motor Corp.	890,126
14,500	Toyota Tsusho Corp.	171,241
2,700	Ushio, Inc.	35,033
5,025	USS Co., Ltd.	227,713
1,811	Yahoo! Japan Corp.	452,088
11,000	Yamaguchi Financial Group, Inc.	106,277
7,000	Yamato Holdings Co., Ltd.	78,010
11,400	Yamato Kogyo Co., Ltd.	258,939
11,000	Yaskawa Electric Corp.	51,191

		21,603,720

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Index Plus International Equity Fund
as of April 30, 2009 (Unaudited) (continued)

Shares			Value

		Luxembourg: 0.7%
1,490		ArcelorMittal	$36,668
27,494		ArcelorMittal	644,030

			680,698

		Mauritius: 0.4%
1,667,259		Golden Agri-Resources Ltd.	411,416

			411,416

		Netherlands: 4.6%
13,379		Fugro NV	478,995
4,567		Heineken Holding NV	107,835
35,424		Koninklijke Philips Electronics NV	639,155
48,509		Reed Elsevier NV	532,956
525		Royal Dutch Shell PLC	12,041
45,678		Royal Dutch Shell PLC — Class A	1,051,630
50,059		Royal Dutch Shell PLC — Class B	1,132,865
8,433		Royal KPN NV	101,384
19,423		SNS Reaal	109,330
7,039		Unilever NV	139,284

			4,305,475

		New Zealand: 0.1%
31,623		Fletcher Building Ltd.	119,479

			119,479

		Norway: 0.3%
40,600		Telenor ASA	252,495

			252,495

		Singapore: 0.4%
8,000		DBS Group Holdings Ltd.	50,859
15,000		Jardine Cycle & Carriage Ltd.	143,467
5,000		Oversea-Chinese Banking Corp.	19,706
9,000		Singapore Airlines Ltd.	64,729
7,000		United Overseas Bank Ltd.	53,954
35,000		United Overseas Land Ltd.	52,119

			384,834

		Spain: 5.5%
11,925		ACS Actividades de Construccion y Servicios SA	596,420
53,741		Banco Bilbao Vizcaya Argentaria SA	582,427
26,247		Banco De Sabadell SA	151,462
21,270		Banco Popular Espanol SA	175,307
113,170		Banco Santander Central Hispano SA	1,088,576
34,196		Gas Natural SDG SA	542,232
20,917		Gestevision Telecinco SA	197,204
19,019		Grupo Ferrovial	551,515
10,105		Indra Sistemas SA	199,859
13,871		Repsol YPF SA	263,656
44,080		Telefonica SA	846,840
2,297		Zardoya-Otis SA	47,081

			5,242,579

		Sweden: 1.4%
6,485		Hennes & Mauritz AB	288,711
11,209		Modern Times Group AB	303,236
26,585		Nordea Bank AB	197,748
1,076		Svenska Handelsbanken AB	18,744
25,043		Swedbank AB	141,023
41,628		Telefonaktiebolaget LM Ericsson	353,584

			1,303,046

		Switzerland: 7.5%
982		Actelion Ltd. — Reg	44,740
10,624		Credit Suisse Group	415,149
6,625		EFG International	80,150
800		Geberit AG — Reg	85,260
12,931		Holcim Ltd.	655,891
25		Lindt & Spruengli AG	40,014
11		Lindt & Spruengli AG — REG	210,456
18,233		Logitech International SA	243,670
34,669		Nestle SA	1,130,096
34,397		Novartis AG	1,301,868
1,841		Pargesa Holding SA	116,455
7,445		Roche Holding AG	938,845
60		SGS SA	67,285
8,766		Swiss Reinsurance	208,079
2,366		Synthes, Inc.	239,383
29,546	@	UBS AG — Reg	405,858
79,581		Xstrata PLC	701,599
1,263		Zurich Financial Services AG	234,704

			7,119,502

		United Kingdom: 17.3%
4,946		3i Group PLC	23,265
7,753		Admiral Group PLC	103,681
6,685		Amec PLC	60,853
2,598		Anglo American PLC	55,905
23,094		AstraZeneca PLC	808,647
3,832	@	Autonomy Corp. PLC	80,392
57,091		Aviva PLC	262,849
57,949		BAE Systems PLC	304,827
139,823		Barclays PLC	567,695
27,102		BG Group PLC	432,762
38,441		BHP Billiton PLC	797,844
214,306		BP PLC	1,514,430
8,749		British American Tobacco PLC	210,998
96,582		BT Group PLC	133,102
14,218		Burberry Group PLC	84,630
117,241		Cable & Wireless PLC	258,190
3,340	@	Cairn Energy PLC	104,719
33,662		Capita Group PLC	339,403
456		Carnival PLC	12,531
124,674		Carphone Warehouse Group	273,027
85,076		Centrica PLC	284,440
18,768		Compass Group PLC	89,242
80,634		Daily Mail & General Trust	391,500
64,676		Diageo PLC	771,571
5,525		Drax Group PLC	41,898
10,665		Experian Group Ltd.	70,225
60,538		GlaxoSmithKline PLC	932,481
13,617		Home Retail Group	50,107
202,835		HSBC Holdings PLC	1,442,454
27,768		Imperial Tobacco Group PLC	633,562
154,123		International Power PLC	563,240
11,849		Investec PLC	56,755
104,382		J Sainsbury PLC	505,838
15,148		Ladbrokes PLC	52,326
181,719		Legal & General Group PLC	154,385
46,764		Lloyds TSB Group PLC	75,851
36,605		Man Group PLC	135,302
13,432		Marks & Spencer Group PLC	66,546
149,911		Old Mutual PLC	149,356
17,704		Prudential PLC	101,757
1,586		Reckitt Benckiser PLC	62,259
7,805		Rio Tinto PLC	317,128
420,604		Royal Bank of Scotland Group PLC	256,697
17,438		Sage Group PLC	47,487
3,731		Shire PLC	46,652
27,110		Standard Chartered PLC	419,373
18,425		Standard Life PLC	51,229
112,101		Tate & Lyle PLC	454,360
20,389		Tesco PLC	101,024
6,990		Unilever PLC	136,106
559,162		Vodafone Group PLC	1,027,724
15,331		Wolseley PLC	274,959
30,917		WPP PLC	211,532

			16,405,116

		Total Common Stock (Cost $110,522,985)	91,402,168

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Index Plus International Equity Fund
as of April 30, 2009 (Unaudited) (continued)

Shares			Value

REAL ESTATE INVESTMENT TRUSTS: 1.2%

	Australia: 0.5%
93,717	CFS Retail Property Trust		$112,048
227,244	GPT Group		77,401
36,976	Westfield Group		288,624

			478,073

	France: 0.3%
1,584	Unibail		236,215

			236,215

	Hong Kong: 0.1%
72,000	Link Real Estate Investment Trust		139,965

			139,965

	Japan: 0.3%
24	Japan Prime Realty Investment Corp.		41,341
25	Japan Retail Fund Investment Corp.		87,427
10	Nippon Building Fund, Inc.		81,247
9	Nomura Real Estate Office Fund, Inc.		46,633

			256,648

	Singapore: 0.0%
49,000	@ Ascendas Real Estate Investment Trust		44,021

			44,021

	Total Real Estate Investment Trusts (Cost $1,265,274)		1,154,922

PREFERRED STOCK: 0.7%

	Germany: 0.7%
8,897	Porsche AG		633,970

			633,970

	Italy: 0.0%
28,851	Unipol S.p.A.		23,977

			23,977

	Total Preferred Stock (Cost $646,003)		657,947

RIGHTS: 0.0%

	Belgium: 0.0%
5,625	Fortis		—

	Total Rights (Cost $–)		—

	Total Investments in Securities
	(Cost $112,434,262)*	98.5%	$93,215,037
	Other Assets and Liabilities - Net	1.5	1,411,112

	Net Assets	100.0%	$94,626,149

@	Non-income producing security
ADR	American Depositary Receipt
STRIP	Separate Trading of Registered Interest and Principal of Securities

*	Cost for federal income tax purposes is $122,809,270.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$3,490,894
Gross Unrealized Depreciation	(33,085,127)

Net Unrealized Depreciation	$(29,594,233)

Percentage of
Industry	Net Assets

Advertising	0.0%
Aerospace/Defense	0.6
Agriculture	1.3
Airlines	1.3
Apparel	0.5
Auto Manufacturers	2.9
Auto Parts & Equipment	2.1
Banks	14.4
Beverages	2.0
Biotechnology	0.2
Building Materials	1.4
Chemicals	2.6
Commercial Services	1.0
Computers	1.1
Cosmetics/Personal Care	0.6
Distribution/Wholesale	1.8
Diversified	0.4
Diversified Financial Services	0.9
Electric	4.9
Electrical Components & Equipment	1.4
Electronics	1.5
Engineering & Construction	2.3
Entertainment	1.0
Environmental Control	0.1
Food	5.1
Food Service	0.1
Gas	1.8
Hand/Machine Tools	0.1
Healthcare — Products	0.8
Healthcare — Services	0.2
Holding Companies — Diversified	0.7
Home Builders	0.2
Home Furnishings	0.8
Household Products/Wares	0.1
Insurance	4.1
Internet	0.6
Investment Companies	0.4
Iron/Steel	2.3
Leisure Time	0.0
Machinery — Diversified	0.3
Media	2.1
Metal Fabricate/Hardware	0.1
Mining	3.2
Miscellaneous Manufacturers	0.8
Office Property	0.2
Oil & Gas	7.3
Oil & Gas Services	1.1
Pharmaceuticals	7.0
Real Estate	1.7
Retail	1.8
Shopping Centers	0.6
Software	0.4
Telecommunications	6.8
Toys/Games/Hobbies	0.1
Transportation	1.4
Venture Capital	0.0
Other Assets and Liabilities — Net	1.5

Net Assets	100.0%

The following table summarizes the inputs used as of April 30, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$4,596,016	$—
Level 2 — Other Significant Observable Inputs†	88,619,016	—
Level 3 — Significant Unobservable Inputs	5	—

Total	$93,215,037	$—

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Index Plus International Equity Fund
as of April 30, 2009 (Unaudited) (continued)

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

†The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended April 30, 2009 was as follows:

	Investments in	Other Financial
	Securities	Instruments*

Beginning Balance at 10/31/08	$—	$—
Net Purchases/(Sales)	—	—
Accrued Discounts/(Premiums)	—	—
Total Realized Gain/(Loss)	—	—
Total Unrealized Appreciation/(Depreciation)	—	—
Net Transfers In/(Out) of Level 3	5	—

Ending Balance at 04/30/09	$5	$—

*Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

For the six months ended April 30, 2009, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $(47). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Capital Appreciation Fund
as of April 30, 2009 (Unaudited)

Shares			Value

COMMON STOCK: 98.3%

		Australia: 4.4%
28,377		BHP Billiton Ltd.	$685,519
24,384		CSL Ltd.	607,648
18,065		Rio Tinto Ltd.	841,224

			2,134,391

		Belgium: 1.1%
16,902		Anheuser-Busch InBev NV	517,408

			517,408

		Brazil: 4.9%
49,568		Cia Vale do Rio Doce ADR	818,368
43,566		Itau Unibanco Banco Multiplo SA ADR	598,161
29,313		Petroleo Brasileiro SA ADR	984,037

			2,400,566

		Canada: 8.1%
52,127		Cameco Corp.	1,187,974
45,775		Manulife Financial Corp.	782,753
26,904		Rogers Communications, Inc.	661,045
14,323		Shoppers Drug Mart Corp.	517,923
31,394		Suncor Energy, Inc.	796,152

			3,945,847

		China: 3.8%
544,000		China Communications Construction Co., Ltd.	645,227
263,500		China Merchants Bank Co., Ltd.	470,802
82,600		Tencent Holdings Ltd.	730,070

			1,846,099

		Denmark: 2.3%
17,322	@	Vestas Wind Systems A/S	1,124,397

			1,124,397

		France: 6.2%
45,001		AXA SA	756,093
13,775		Electricite de France	638,069
11,302		Groupe Danone	537,599
10,384		Iliad SA	1,090,661

			3,022,422

		Germany: 7.2%
16,187		Adidas AG	611,583
10,704		Deutsche Boerse AG	790,755
22,214		E.ON AG	751,211
16,754		SAP AG ADR	638,160
7,144		Wacker Chemie AG	739,432

			3,531,141

		Hong Kong: 5.0%
1,060,000		Agile Property Holdings Ltd.	788,278
140,800		Esprit Holdings Ltd.	862,716
278,000		Li & Fung Ltd.	781,017

			2,432,011

		India: 2.5%
8,346		HDFC Bank Ltd. ADR	617,771
19,876		Infosys Technologies Ltd. ADR	612,380

			1,230,151

		Israel: 1.2%
12,851		Teva Pharmaceutical Industries Ltd. ADR	564,030

			564,030

		Italy: 1.7%
38,952		Saipem S.p.A.	832,572

			832,572

		Japan: 10.6%
10,200		Fanuc Ltd.	736,055
733		Jupiter Telecommunications Co.	515,787
39,000		NGK Insulators Ltd.	598,114
1,600		Nintendo Co., Ltd.	430,178
9,200		Shin-Etsu Chemical Co., Ltd.	447,146
187		Sony Financial Holdings, Inc.	588,344
13,900		Terumo Corp.	525,906
22,000		Toyota Motor Corp.	870,733
10,170		Yamada Denki Co., Ltd.	468,446

			5,180,709

		Luxembourg: 1.7%
17,477	@	Millicom International Cellular SA	846,935

			846,935

		Mexico: 1.1%
20,365		Wal-Mart de Mexico SA de CV ADR	558,117

			558,117

		Netherlands: 1.1%
30,493		Koninklijke Philips Electronics NV- NY Shares	548,264

			548,264

		Norway: 1.2%
66,676	@	Renewable Energy Corp. A/S	602,317

			602,317

		Russia: 1.4%
38,705		OAO Gazprom ADR	679,077

			679,077

		Singapore: 1.2%
153,000		Keppel Corp., Ltd.	610,826

			610,826

		South Africa: 1.2%
43,677		MTN Group Ltd.	567,067

			567,067

		South Korea: 1.2%
2,574	#	Samsung Electronics Co., Ltd. GDR	593,846

			593,846

		Spain: 5.9%
61,888		Banco Bilbao Vizcaya Argentaria SA	670,722
72,419		Banco Santander Central Hispano SA	696,595
36,908		Gamesa Corp. Tecnologica SA	696,619
43,521		Telefonica SA	836,000

			2,899,936

		Switzerland: 8.0%
39,196	@	ABB Ltd.	554,872
22,737		Credit Suisse Group	888,483
19,455		Nestle SA	634,169
27,062		Nobel Biocare Holding AG	551,692
12,760		Novartis AG	482,944
6,166		Roche Holding AG	777,558

			3,889,718

		United Kingdom: 15.3%
377,244		ARM Holdings PLC	662,571
58,990	@	Autonomy Corp. PLC	1,237,559
52,431		BG Group PLC	837,212
85,858		British Sky Broadcasting PLC	611,224
138,017		ICAP PLC	754,454
133,273		Prudential PLC	766,011
78,179		Smith & Nephew PLC	550,040
39,735		Standard Chartered PLC	614,673

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Capital Appreciation Fund
as of April 30, 2009 (Unaudited) (continued)

Shares			Value

	United Kingdom (continued)
127,538	Tesco PLC		$631,929
51,451	Vedanta Resources PLC		804,793

			7,470,466

	Total Common Stock (Cost $61,902,797)		48,028,313

EXCHANGE-TRADED FUNDS: 1.2%

	Developed Markets: 1.0%
11,264	iShares MSCI EAFE Index Fund		472,187

			472,187

	Emerging Markets: 0.2%
3,315	iShares MSCI Emerging Markets Index Fund		94,975

			94,975

	Total Exchange-Traded Funds (Cost $544,237)		567,162

	Total Investments in Securities
	(Cost $62,447,034)*	99.5%	$48,595,475
	Other Assets and Liabilities - Net	0.5	232,936

	Net Assets	100.0%	$48,828,411

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

*	Cost for federal income tax purposes is $69,730,969.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$1,170,566
Gross Unrealized Depreciation	(22,306,060)

Net Unrealized Depreciation	$(21,135,494)

Percentage of
Industry	Net Assets

Apparel	1.3%
Auto Manufacturers	1.8
Banks	9.3
Beverages	1.1
Biotechnology	1.2
Chemicals	2.4
Computers	1.3
Distribution/Wholesale	1.6
Diversified Financial Services	3.2
Electric	2.8
Electrical Components & Equipment	3.7
Electronics	2.3
Energy — Alternate Sources	1.2
Engineering & Construction	2.5
Food	3.7
Healthcare — Products	3.3
Holding Companies — Diversified	1.3
Insurance	5.9
Internet	3.7
Machinery — Diversified	1.5
Media	3.7
Mining	8.9
Oil & Gas	6.8
Oil & Gas Services	1.7
Pharmaceuticals	3.7
Real Estate	1.6
Retail	4.9
Semiconductors	2.6
Software	3.8
Telecommunications	4.6
Toys/Games/Hobbies	0.9
Other Long-Term Investments	1.2
Other Assets and Liabilities — Net	0.5

Net Assets	100.0%

The following table summarizes the inputs used as of April 30, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$13,715,995	$—
Level 2 — Other Significant Observable Inputs†	34,879,480	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$48,595,475	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

†The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Equity Dividend Fund
as of April 30, 2009 (Unaudited)

Shares			Value

COMMON STOCK: 94.5%

		Australia: 6.5%
24,530		Australia & New Zealand Banking Group Ltd.	$282,885
80,412		Foster’s Group Ltd.	307,465
89,725		Insurance Australia Group	226,122
147,879		Macquarie Airports Management Ltd.	194,920
48,272		Suncorp-Metway Ltd.	205,967
16,248		Wesfarmers Ltd.	266,949

			1,484,308

		Brazil: 2.2%
18,913		Cia Vale do Rio Doce ADR	259,675
3,979		Petroleo Brasileiro SA ADR	107,353
8,591		Tele Norte Leste Participacoes SA ADR	133,590

			500,618

		Canada: 3.2%
12,892		Enerplus Resources Fund	243,401
5,846		Toronto Dominion Bank	230,744
10,477		TransCanada Corp.	261,464

			735,609

		Finland: 1.6%
16,285		Nokia OYJ	231,303
15,950		UPM-Kymmene OYJ	142,735

			374,038

		France: 7.4%
5,637		Accor SA	238,511
5,672		Carrefour SA	229,983
5,644		Sanofi-Aventis	326,856
6,222		Total SA	311,323
8,199		Vinci SA	367,319
7,834		Vivendi	210,649

			1,684,641

		Germany: 10.6%
2,032		Allianz AG	187,499
6,096		Bayer AG	303,017
3,897		Deutsche Boerse AG	287,890
14,710		E.ON AG	497,448
4,789		MAN AG	296,842
2,500		Muenchener Rueckversicherungs AG	345,406
3,484		Siemens AG	234,246
12,057		ThyssenKrupp AG	257,944

			2,410,292

		Hong Kong: 1.4%
4,763		China Mobile Ltd. ADR	205,571
15,605		CLP Holdings Ltd.	105,307

			310,878

		Italy: 9.4%
7,321		Autostrade S.p.A.	129,150
24,493		Banche Popolari Unite Scpa	337,718
88,073		Enel S.p.A.	477,399
16,181		ENI S.p.A.	347,231
32,627		Italcementi S.p.A. RSP	206,821
46,367		Mediaset S.p.A.	260,470
64,495		Milano Assicurazioni S.p.A.	197,128
62,924		Saras S.p.A.	184,263

			2,140,180

		Japan: 7.1%
19,000		Mitsui OSK Lines Ltd.	108,575
1,100		Nintendo Co., Ltd.	295,747
5,300		Sumitomo Mitsui Financial Group, Inc.	183,810
51,000		Sumitomo Trust & Banking Co., Ltd.	213,418
8,500		Takeda Pharmaceutical Co., Ltd.	301,450
8,700		Toyota Motor Corp.	344,335
5,500	@	Trend Micro, Inc.	167,479

			1,614,814

		Netherlands: 6.8%
4,462		Akzo Nobel NV	186,602
5,528		Heineken NV	164,271
13,997		Reed Elsevier NV	153,782
20,615		Royal Dutch Shell PLC	472,800
14,407		TNT NV	265,514
16,242		Unilever NV	321,388

			1,564,357

		New Zealand: 0.9%
132,240		Telecom Corp. of New Zealand Ltd.	211,449

			211,449

		Poland: 0.6%
28,209		Telekomunikacja Polska SA	148,195

			148,195

		Singapore: 0.8%
28,500		DBS Group Holdings Ltd.	181,184

			181,184

		South Korea: 1.5%
11,331	@	KT Corp. ADR	162,260
3,743		S-Oil Corp.	174,692

			336,952

		Spain: 8.2%
42,507		Banco Bilbao Vizcaya Argentaria SA	460,677
49,507		Banco Santander Central Hispano SA	476,205
55,954		Iberdrola SA	446,418
5,867		Inditex SA	250,156
13,062		Telefonica SA	250,940

			1,884,396

		Switzerland: 5.8%
16,557	@	ABB Ltd.	234,387
13,233		Compagnie Financiere Richemont SA	236,892
6,330		Nestle SA	206,337
8,343		Novartis AG	315,768
1,842		Zurich Financial Services AG	342,300

			1,335,684

		Taiwan: 1.2%
25,263		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	267,030

			267,030

		Thailand: 0.9%
57,100		Siam Cement PCL	196,478

			196,478

		United Kingdom: 18.4%
9,552		AstraZeneca PLC	334,468
46,825		BP PLC	330,896
6,823		British American Tobacco PLC	164,549
178,135		BT Group PLC	245,492
15,042		Diageo PLC	179,448
21,610		GlaxoSmithKline PLC	332,864
13,116		Greene King PLC	120,388
61,549		HSBC Holdings PLC	437,704
6,496		Johnson Matthey PLC	114,711
102,838		Kingfisher PLC	279,948
40,167		Rexam PLC	186,055
25,574		Scottish & Southern Energy PLC	416,764
71,689		Stagecoach Group PLC	137,952
38,652		Tate & Lyle PLC	156,662
31,689		United Utilities Group PLC	236,982

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Equity Dividend Fund
as of April 30, 2009 (Unaudited) (continued)

Shares			Value

	United Kingdom (continued)
181,631	Vodafone Group PLC		$333,833
28,832	WPP PLC		197,267

			4,205,983

	Total Common Stock (Cost $26,995,519)		21,587,086

REAL ESTATE INVESTMENT TRUSTS: 1.0%

	Australia: 0.5%
15,845	Westfield Group		123,681

			123,681

	Netherlands: 0.5%
2,629	Corio NV		116,684

			116,684

	Total Real Estate Investment Trusts (Cost $487,884)		240,365

	Total Investments in Securities
	(Cost $27,483,403)*	95.5%	$21,827,451
	Other Assets and Liabilities - Net	4.5	1,016,685

	Net Assets	100.0%	$22,844,136

@	Non-income producing security
ADR	American Depositary Receipt

*	Cost for federal income tax purposes is $29,598,259.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$1,144,580
Gross Unrealized Depreciation	(8,915,388)

Net Unrealized Depreciation	$(7,770,808)

Percentage of
Industry	Net Assets

Agriculture	0.7%
Auto Manufacturers	1.5
Banks	13.2
Beverages	2.9
Building Materials	1.8
Chemicals	2.7
Commercial Services	0.6
Diversified	0.5
Diversified Financial Services	1.3
Electric	8.5
Engineering & Construction	3.5
Food	4.0
Forest Products & Paper	0.6
Insurance	5.7
Internet	0.7
Iron/Steel	1.1
Lodging	1.0
Machinery — Diversified	1.3
Media	3.6
Mining	1.1
Miscellaneous Manufacturers	1.0
Oil & Gas	9.5
Packaging & Containers	0.8
Pharmaceuticals	7.1
Pipelines	1.1
Retail	5.1
Semiconductors	1.2
Shopping Centers	0.5
Telecommunications	8.4
Toys/Games/Hobbies	1.3
Transportation	2.2
Water	1.0
Other Assets and Liabilities — Net	4.5

Net Assets	100.0%

The following table summarizes the inputs used as of April 30, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$3,559,006	$—
Level 2 — Other Significant Observable Inputs†	18,268,445	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$21,827,451	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

†The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Growth Opportunities Fund
as of April 30, 2009 (Unaudited)

Shares			Value

COMMON STOCK: 97.4%

		Brazil: 5.8%
81,500		Banco Bradesco SA ADR	$1,000,820
128,900	@	Cosan SA Industria e Comercio	785,548
27,100		Petroleo Brasileiro SA ADR	909,747

			2,696,115

		Canada: 10.6%
68,900		Barrick Gold Corp.	2,004,990
19,800		EnCana Corp.	907,452
35,277		Nexen, Inc.	673,791
106,358		Talisman Energy, Inc.	1,333,729

			4,919,962

		China: 3.4%
55,933	L	Aluminum Corp. of China Ltd. ADR	1,075,592
310,800		Guangzhou R&F Properties Co., Ltd.	499,752

			1,575,344

		Finland: 1.5%
31,997		Outotec OYJ	678,579

			678,579

		France: 7.3%
19,952		Alstom	1,243,758
12,454		PPR	954,139
27,788		Technip SA	1,193,779

			3,391,676

		Germany: 3.7%
21,147		Bayerische Motoren Werke AG	732,725
76,036		GEA Group AG	1,000,057

			1,732,782

		Hong Kong: 8.4%
520,000		China Overseas Land & Investment Ltd.	905,692
348,000		Li & Fung Ltd.	977,676
805,000		New World Development Ltd.	1,052,889
95,000		Sun Hung Kai Properties Ltd.	982,087

			3,918,344

		India: 1.6%
23,478		Infosys Technologies Ltd. ADR	723,357

			723,357

		Indonesia: 4.5%
15,244,500		Bumi Resources Tbk PT	2,096,547

			2,096,547

		Israel: 1.6%
16,600		Teva Pharmaceutical Industries Ltd. ADR	728,574

			728,574

		Italy: 1.9%
73,472		Prysmian S.p.A.	893,370

			893,370

		Japan: 10.7%
40,100		Capcom Co., Ltd.	699,388
41,000		Denso Corp.	969,194
494		Japan Tobacco, Inc.	1,241,122
155,000		Mitsui OSK Lines Ltd.	885,746
4,500		Nintendo Co., Ltd.	1,209,875

			5,005,325

		Luxembourg: 2.3%
22,544	@,L	Millicom International Cellular SA	1,092,482

			1,092,482

		Russia: 3.5%
103,821		Mechel OAO ADR	552,328
61,864		OAO Gazprom ADR	1,085,400

			1,637,728

		South Korea: 2.5%
37,834	@	Hyundai Development Co.	1,178,219

			1,178,219

		Switzerland: 7.7%
86,671	@	ABB Ltd.	1,226,944
265,055		Xstrata PLC	2,336,769

			3,563,713

		Taiwan: 2.0%
90,100		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	952,357

			952,357

		United Kingdom: 18.4%
43,231		Anglo American PLC	930,258
178,342		Compass Group PLC	848,014
776,593		Hays PLC	1,030,883
66,007		Imperial Tobacco Group PLC	1,506,033
36,315		Reckitt Benckiser PLC	1,425,553
10,600	L	Rio Tinto PLC ADR	1,727,270
217,710		Tesco PLC	1,078,715

			8,546,726

		Total Common Stock (Cost $53,672,045)	45,331,200

PREFERRED STOCK: 0.8%

		Russia: 0.8%
517,845	I	TNK-BP Holding	378,027

		Total Preferred Stock (Cost $1,469,547)	378,027

		Total Long-Term Investments (Cost $55,141,592)	45,709,227

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 5.2%

		Securities Lending Collateralcc: 5.2%
$2,434,322		Bank of New York Mellon Corp. Institutional Cash Reserves	$2,418,369

		Total Short-Term Investments (Cost $2,434,322)	2,418,369

	Total Investments in Securities
	(Cost $57,575,914)*	103.4%	$48,127,596
	Other Assets and Liabilities - Net	(3.4)	(1,577,638)

	Net Assets	100.0%	$46,549,958

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Growth Opportunities Fund
as of April 30, 2009 (Unaudited) (continued)

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at April 30, 2009.
I	Illiquid Security

*	Cost for federal income tax purposes is $61,109,975.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$5,869,136
Gross Unrealized Depreciation	(18,851,515)

Net Unrealized Depreciation	$(12,982,379)

Percentage of
Industry	Net Assets

Agriculture	5.9%
Auto Manufacturers	1.6
Auto Parts & Equipment	2.1
Banks	2.2
Coal	4.5
Commercial Services	2.2
Computers	1.6
Distribution/Wholesale	2.1
Electrical Components & Equipment	1.9
Engineering & Construction	2.6
Food	4.0
Food Service	1.8
Holding Companies — Diversified	2.1
Home Builders	2.5
Household Products/Wares	3.1
Iron/Steel	1.2
Machinery — Construction & Mining	1.5
Machinery — Diversified	2.7
Mining	17.3
Oil & Gas	11.3
Oil & Gas Services	2.6
Pharmaceuticals	1.6
Real Estate	7.4
Retail	2.1
Semiconductors	2.0
Software	1.5
Telecommunications	2.3
Toys/Games/Hobbies	2.6
Transportation	1.9
Short-Term Investments	5.2
Other Assets and Liabilities — Net	(3.4)

Net Assets	100.0%

The following table summarizes the inputs used as of April 30, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$14,846,064	$—
Level 2 — Other Significant Observable Inputs†	33,281,532	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$48,127,596	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

†The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Real Estate Fund
as of April 30, 2009 (Unaudited)

Shares			Value

COMMON STOCK: 45.1%

		Australia: 0.8%
567,100		Lend Lease Corp., Ltd.	$2,970,459

			2,970,459

		Brazil: 0.8%
426,800	@	BR Malls Participacoes SA	3,193,761

			3,193,761

		Canada: 0.2%
129,250		Brookfield Properties Co.	965,498

			965,498

		Germany: 0.3%
41,059		Deutsche Euroshop AG	1,164,233

			1,164,233

		Hong Kong: 20.2%
1,814,265		Cheung Kong Holdings Ltd.	18,715,228
1,851,200		Hang Lung Group Ltd.	6,779,857
2,796,400		Hang Lung Properties Ltd.	7,854,243
1,028,000		Henderson Land Development Co., Ltd.	4,788,441
1,519,600		Hongkong Land Holdings Ltd.	3,753,271
1,653,100		Kerry Properties Ltd.	4,991,764
1,807,700		Sino Land Co.	2,302,446
2,500,800		Sun Hung Kai Properties Ltd.	25,852,659
917,850		Wharf Holdings Ltd.	3,019,946

			78,057,855

		India: 0.1%
382,800		Unitech Ltd. (Global Instrument, Issuer: Macquarie Group Ltd.)	337,011

			337,011

		Japan: 17.3%
146,100		Aeon Mall Co., Ltd.	1,912,524
123,200		Daito Trust Construction Co., Ltd.	5,137,210
1,961,900		Mitsubishi Estate Co., Ltd.	25,644,289
1,682,700		Mitsui Fudosan Co., Ltd.	21,172,507
1,975		NTT Urban Development Corp.	1,601,090
934,300		Sumitomo Realty & Development Co., Ltd.	11,207,214

			66,674,834

		Philippines: 0.3%
8,527,200		Ayala Land, Inc.	1,125,794

			1,125,794

		Singapore: 2.3%
4,764,700		CapitaLand Ltd.	8,789,457

			8,789,457

		Sweden: 0.9%
346,897		Castellum AB	2,187,621
230,223		Hufvudstaden AB	1,374,963

			3,562,584

		Switzerland: 1.2%
97,040	@	PSP Swiss Property AG	4,561,017

			4,561,017

		Thailand: 0.2%
1,929,000	I	Central Pattana PCL	776,880

			776,880

		United Kingdom: 0.5%
1,351,100	I	Safestore Holdings Ltd.	1,565,585
90,700	@,I	Yatra Capital Ltd.	280,812

			1,846,397

		Total Common Stock (Cost $248,730,510)	174,025,780

REAL ESTATE INVESTMENT TRUSTS: 51.8%

		Australia: 13.6%
4,693,900		CFS Retail Property Trust	5,612,038
3,293,700	I	Challenger Diversified Property Group	963,670
1,548,100		Charter Hall Group	415,086
2,318,100		Commonwealth Property Office Fund	1,371,198
13,419,257		Dexus Property Group	7,096,829
4,555,100		GPT Group	1,551,506
8,360,758		Macquarie Goodman Group	2,237,831
4,405,226		Mirvac Group	3,342,233
1,151,000		Stockland	2,625,943
3,507,339		Westfield Group	27,377,257

			52,593,591

		Belgium: 0.1%
5,833		Cofinimmo	639,658

			639,658

		Canada: 3.7%
228,900	@,#	Calloway Real Estate Investment Trust	2,042,894
127,700		Canadian Real Estate Investment Trust	2,086,776
354,500		Cominar Real Estate Investment Trust	3,942,190
532,600		RioCan Real Estate Investment Trust	6,105,730

			14,177,590

		France: 9.8%
208		Fonciere Des Regions	11,390
32,760		ICADE	2,534,275
197,520		Klepierre	4,391,156
103,928		Mercialys	3,191,470
18,019		Societe Immobiliere de Location pour l’Industrie et le Commerce	1,515,963
175,182		Unibail	26,124,137

			37,768,391

		Germany: 0.2%
130,700		Alstria Office AG	811,255

			811,255

		Hong Kong: 2.5%
4,919,200		Link Real Estate Investment Trust	9,562,716

			9,562,716

		Japan: 7.9%
339		Frontier Real Estate Investment Corp.	1,870,066
281		Japan Logistics Fund, Inc.	1,679,276
1,075		Japan Real Estate Investment Corp.	7,605,986
367		Japan Retail Fund Investment Corp.	1,283,428
118		Nippon Accommodations Fund, Inc.	521,352
1,058		Nippon Building Fund, Inc.	8,595,956
221		Nomura Real Estate Office Fund, Inc.	1,145,106
468		Orix JREIT, Inc.	1,755,568

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Real Estate Fund
as of April 30, 2009 (Unaudited) (continued)

Shares			Value

		Japan (continued)
924		Tokyu Real Estate Investment Trust, Inc.	$4,258,955
368		United Urban Investment Corp.	1,662,868

			30,378,561

		Netherlands: 3.6%
154,440		Corio NV	6,854,597
75,683		Eurocommercial Properties NV	2,230,491
25,110		Vastned Retail NV	1,109,026
53,200		Wereldhave NV	3,649,904

			13,844,018

		Singapore: 2.6%
3,801,553	@	Ascendas Real Estate Investment Trust	3,415,230
6,558,383	@	CapitaMall Trust	5,488,013
3,667,500	@	Macquarie MEAG Prime Real Estate Investment Trust	1,185,216

			10,088,459

		United Kingdom: 7.8%
1,004,516		British Land Co. PLC	6,338,447
143,810		Derwent Valley Holdings PLC	1,771,368
206,100		Great Portland Estates PLC	929,595
1,182,998		Hammerson PLC	5,481,327
1,425,401		Land Securities Group PLC	11,754,752
388,000		Liberty International PLC	2,274,206
2,555,800		Segro PLC	896,305
154,400		Shaftesbury PLC	796,434

			30,242,434

		Total Real Estate Investment Trusts (Cost $317,866,793)	200,106,673

		Total Long-Term Investments (Cost $566,597,303)	374,132,453

SHORT-TERM INVESTMENTS: 2.8%

		Affiliated Mutual Fund: 2.8%
10,737,182		ING Institutional Prime Money Market Fund — Class I	10,737,182

		Total Short-Term Investments (Cost $10,737,182)	10,737,182

	Total Investments in Securities
	(Cost $577,334,485)*	99.7%	$384,869,635
	Other Assets and Liabilities - Net	0.3	1,083,811

	Net Assets	100.0%	$385,953,446

@	Non-income producing security
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
I	Illiquid Security

*	Cost for federal income tax purposes is $619,187,912.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$1,839,126
Gross Unrealized Depreciation	(236,157,403)

Net Unrealized Depreciation	$(234,318,277)

Percentage of
Industry	Net Assets

Apartments	0.1%
Diversified	27.2
Engineering & Construction	0.1
Holding Companies — Diversified	0.8
Office Property	8.1
Real Estate	43.8
Shopping Centers	0.5
Shopping Centers	15.5
Storage/Warehousing	0.4
Warehouse/Industrial	0.4
Short-Term Investments	2.8
Other Assets and Liabilities — Net	0.3

Net Assets	100.0%

The following table summarizes the inputs used as of April 30, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$29,354,843	$—
Level 2 — Other Significant Observable Inputs†	355,514,792	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$384,869,635	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

†The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International SmallCap Multi-Manager Fund
as of April 30, 2009 (Unaudited)

Shares			Value

COMMON STOCK: 90.9%

		Australia: 2.6%
36,700		AJ Lucas Group Ltd.	$68,659
4,250		Ansell Ltd.	25,832
2,319,494	@	Australian Worldwide Exploration Ltd.	4,079,374
109,300		AWB Ltd.	105,658
183,872	@	Babcock & Brown Capital Ltd.	159,971
248,921		Beach Petroleum Ltd.	137,967
21,850		Caltex Australia Ltd.	156,025
53,966		Computershare Ltd.	357,743
28,898		David Jones Ltd.	63,362
21,626		Dominion Mining Ltd.	82,165
67,332		Downer EDI Ltd.	246,234
1,118,518		Emeco Holdings Ltd.	319,861
13,500		Energy Resources of Australia Ltd.	203,892
9,200		Felix Resources Ltd.	74,047
368,255		Futuris Corp., Ltd.	115,932
51,800		Healthscope Ltd.	144,957
103,909	@	Iluka Resources Ltd.	247,126
323,697		John Fairfax Holdings Ltd.	278,422
49,400		Kingsgate Consolidated Ltd.	215,681
27,300		Monadelphous Group Ltd.	200,003
673,856	@	Octaviar Ltd.	—
111,936	@	Pan Pacific Petroleum NL	25,934
284,200		Sigma Pharmaceuticals Ltd.	231,206
37,066		Sonic Healthcare Ltd.	314,401
139,500	#	Spark Infrastructure Group	104,513
81,318		Transpacific Industries Group Ltd.	106,376

			8,065,341

		Austria: 0.6%
9,888		Andritz AG	336,137
9,200	@	bwin Interactive Entertainment	290,377
12,964		Kapsch TrafficCom AG	296,477
16,500		Rosenbauer International AG	585,147
11,959		Schoeller-Bleckmann Oilfield Equipment AG	371,424

			1,879,562

		Belgium: 1.0%
134,000	@	AGFA-Gevaert NV	299,602
4,669		Compagnie d’Entreprises CFE	158,217
1,049		D’ieteren SA	199,773
12,230		EVS Broadcast Equipment SA	560,665
3,900		Mobistar SA	233,380
73,183		Nyrstar	471,352
14,500	@	Telenet Group Holding NV	280,612
25,557		Tessenderlo Chemie NV	758,788

			2,962,389

		Bermuda: 1.0%
217,171		Catlin Group Ltd.	1,123,842
88,200		Hiscox Ltd.	436,639
184,563		Lancashire Holdings Ltd.	1,301,206
848,000	L	Regal Hotels International Holdings Ltd.	163,451
8,349		Signet Jewelers Ltd.	132,254

			3,157,392

		Brazil: 0.1%
7,742		Banco Nossa Caixa SA	253,380

			253,380

		Canada: 6.5%
22,198	@	Aastra Technologies Ltd.	553,415
80,389		Aecon Group, Inc.	764,615
169,972		Alamos Gold, Inc.	1,103,899
235,400		Alimentation Couche-Tard, Inc.	2,574,349
5,400		Atco Ltd.	155,443
34,400		Aurizon Mines Ltd.	127,418
124,500		Biovail Corp.	1,361,540
10,200		Bird Construction Income Fund	190,187
112,500		Capstone Mining Corp.	188,553
390,628	@	Celestica, Inc.	2,350,380
406,466	@	CGI Group, Inc. — Class A	3,603,796
74,561		Chemtrade Logistics Income Fund	321,788
15,300		Corus Entertainment, Inc.	203,863
68,900		Dorel Industries, Inc.	1,313,563
9,300		Empire Co., Ltd.	388,429
33,100		Enerflex Systems Income Fund	280,711
10,000		Genivar Income Fund	189,475
34,900	@	Highpine Oil & Gas Ltd.	159,687
27,376		Home Capital Group Inc.	631,577
21,500		Keyera Facilities Income Fund	278,006
30,168		Laurentian Bank of Canada	728,097
24,800		Maple Leaf Foods, Inc.	174,990
31,000		Metro Inc.	961,200
28,900	@	Open Text Corp.	951,789
11,400	@	Rona, Inc.	126,200
106,200		SEMAFO, Inc.	163,754
20,600		Westjet Airlines Ltd.	200,251

			20,046,975

		China: 0.5%
366,000		Beijing Capital International Airport Co., Ltd.	231,133
175,000		Beijing Jingkelong Co., Ltd.	68,482
102,000		China National Building Material Co., Ltd.	213,203
1,000,000		China Rare Earth Holdings Ltd.	128,281
216,000		China Zhongwang Holdings Ltd.	197,064
12,135		Ctrip.com International Ltd. ADR	375,214
334,000		Maanshan Iron & Steel	135,477
268,000		People’s Food Holdings Ltd.	89,031
567,000		SunVic Chemical Holdings Ltd.	51,260

			1,489,145

		Denmark: 0.5%
22,944		East Asiatic Co., Ltd. A/S	723,966
16,500		H Lundbeck A/S	298,523
43,618	@	TK Development	183,799
346	@	Topdanmark A/S	40,902
6,509		TrygVesta A/S	356,243

			1,603,433

		Finland: 0.8%
8,000		Elisa OYJ	105,918
140,000		F-Secure OYJ	420,758
58,484		KCI Konecranes OYJ	1,188,293
85,734		Oriola-KD OYJ	248,328
7,800		Outotec OYJ	165,419
86,699		Sponda OYJ	351,753
8,912		Tietoenator OYJ	114,491

			2,594,960

		France: 5.3%
17,000	@	Alten	305,512
64,400	@	Altran Technologies SA	216,210
4,034		Bacou Dalloz	203,140
4,691		BioMerieux	351,373
8,814		Bonduelle S.C.A.	617,510
1,399		Bongrain SA	68,622
13,500		Bourbon SA	505,255
1,796		Boursorama	14,784
9,610		CNP Assurances	757,707
24,690		Derichebourg	57,682
1,647	@	Easydentic	17,350
400		Faiveley SA	29,203
168,415	@	Groupe Eurotunnel SA	867,123
250,577		Havas SA	785,112
25,913	@	Homair SA	75,428
9,000		Ipsen	368,486

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International SmallCap Multi-Manager Fund
as of April 30, 2009 (Unaudited) (continued)

Shares			Value

		France (continued)
11,200		Lagardere SCA	$351,601
6,400		M6-Metropole Television	119,623
3,620		Maximiles	35,060
13,873	@	Meetic	309,352
2,200		Neopost SA	186,301
10,256		Nexans SA	475,153
24,300		PagesJaunes Groupe SA	263,964
176,109		Rallye SA	3,580,213
6,100		Rubis	346,008
25,164	@	Saft Groupe SA	770,191
9,815		Scor SA	205,992
3,986		Societe BIC SA	213,981
4,718		Sopra Group SA	168,850
16,264	@	Store Electronic	258,411
21,048		Sword Group	415,358
962,449	@	Thomson	1,295,934
62,371		Valeo SA	1,285,249
3,460		Virbac SA	233,231
13,000		Zodiac SA	379,673

			16,134,642

		Germany: 6.3%
83,847		Aareal Bank AG	780,838
985		Bauer AG	37,175
60,095		Bechtle AG	904,005
15,500		Bilfinger Berger AG	736,031
6,421		Carl Zeiss Meditec AG	76,275
1,300		Centrotherm Photovoltaics AG	51,177
840		CTS Eventim AG	24,143
69,302		Demag Cranes AG	1,462,058
2,318		Deutsche Euroshop AG	65,727
5,127		Duerr AG	97,172
4,832		ElringKlinger AG	69,962
6,253		Fresenius Medical Care AG & Co. KGaA	242,655
4,119		Gerresheimer AG	99,255
7,771		Gesco AG	359,465
146,760		Gildemeister AG	1,438,594
9,064		Grenkeleasing AG	281,499
6,950		Hannover Rueckversicheru — Reg	224,556
6,179		Hawesko Holding AG	134,800
22,827		Heidelberger Druckmaschinen	165,152
5,341		Koenig & Bauer AG	56,847
751		KWS Saat AG	94,250
10,100		Lanxess	218,178
110,314	L	Medion AG	849,488
11,000	@	Morphosys AG	200,793
177,672		MTU Aero Engines Holding AG	5,982,702
97,562		Norddeutsche Affinerie AG	2,764,259
904	@	Open Business Club AG	35,860
9,050		Phoenix Solar AG	407,561
11,900		Rheinmetall AG	503,831
3,018		SFC Smart Fuel Cell AG	23,117
2,300		Software AG	145,476
10,000		Symrise	136,787
261		Takkt AG	2,593
4,362		Tognum AG	53,315
8,000		United Internet AG	83,937
2,900		Wincor Nixdorf AG	145,580
48,548	@	Wirecard AG	402,927
1,364		Wuestenrot & Wuerttembergische	28,857

			19,386,897

		Greece: 0.1%
5,009		Aegean Airlines SA	21,121
10,333		Jumbo SA	88,208
6,190		Public Power Corp.	119,323
8,300		Titan Cement Co. SA	211,595

			440,247

		Hong Kong: 3.0%
578,000		Belle International Holdings	440,366
9,528,000	@	Brilliance China Automotive	694,335
79,000		Cheung Kong Infrastructure Holdings Ltd.	304,745
194,000		China Everbright Ltd.	375,421
191,000		China Insurance International Holdings Co., Ltd.	318,327
64,000		China Mengniu Dairy Co. Ltd.	113,834
320,000		China Pharmaceutical Group Ltd.	159,296
310,000		China Resources Gas Group Ltd.	176,702
474,400		Dah Sing Banking Group Ltd.	340,200
716,500		Dickson Concepts International Ltd.	222,710
324,000		Dynamic Energy Holdings Ltd.	37,112
1,671,111	@	eSun Holdings Ltd.	199,345
765,000		Geely Automobile Holdings Ltd.	102,625
4,435,000		Genesis Energy Holdings Ltd.	159,284
6,523,840	@	Global Green Tech Group Ltd.	225,539
194,000		Goldlion Holdings Ltd.	38,876
636,000		Hutchinson Telecommunications Hong Kong Holdings Ltd.	59,907
933,000		Hutchison Telecommunications Hong Kong Holdings Ltd.	87,882
1,836,000	@	Hutchison Telecommunications International Ltd.	338,770
41,000		Hysan Development Co., Ltd.	74,461
750,000		Luk Fook Holdings International Ltd.	219,851
348,000		Midland Holdings Ltd.	142,622
6,776,000		Minmetals Resources Ltd.	1,146,091
103,000		MTR Corp.	260,713
12,300		Nam Tai Electronics, Inc.	50,922
492,000		Next Media Ltd.	65,018
272,000		Noble Group Ltd.	235,643
620,025		OM Holdings Ltd.	567,389
3,345,000		Polytec Asset Holdings Ltd.	195,688
200,508		RCG Holdings Ltd.	151,097
2,806,000		SIM Technology Group Ltd.	222,540
8,918,000		Sinolink Worldwide Holdings	740,773
3,784,000		Skyworth Digital Holdings Ltd.	383,289
1,168,000		SRE Group Ltd.	97,093
214,000		Tai Fook Securities Group Ltd.	40,539
18,000		Television Broadcasts Ltd.	63,600
438,000		Texwinca Holdings Ltd.	266,567

			9,319,172

		Hungary: 0.1%
4,550		EGIS PLC	251,551

			251,551

		India: 2.0%
106,447		Allahabad Bank	112,349
10,698		Bajaj Auto Ltd.	73,158
226,599		Bank of Baroda	1,488,794
162,940		Bank of India	770,092
105,910		Bank of Maharashtra	49,369
147,774		Canara Bank	584,628
75,100		Central Bank Of India	64,673
171,923		Chennai Petroleum Corp., Ltd.	396,632
100,472		Dena Bank	74,826
90,344		Great Eastern Shipping Co., Ltd.	374,105
78,162		Indian Bank	158,867
77,302		Mahanagar Telephone Nigam Ltd.	112,360
43,126		Oriental Bank of Commerce	114,045
140,093		Punjab National Bank Ltd.	1,349,271
48,216		Shipping Corp of India, Ltd.	79,768
3,115		Tata Tea Ltd.	42,411
342,628		UCO Bank	197,468
35,927		Union Bank of India	118,775
152,389		Vijaya Bank	80,351

			6,241,942

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International SmallCap Multi-Manager Fund
as of April 30, 2009 (Unaudited) (continued)

Shares			Value

		Ireland: 0.3%
59,914		C&C Group PLC	$138,132
23,400		DCC PLC	425,066
11,600		Kerry Group PLC	236,973

			800,171

		Israel: 0.1%
59,474	@,I	Oridion Systems Ltd.	295,110

			295,110

		Italy: 1.8%
29,659		ACEA S.p.A.	367,900
69,096		Amplifon S.p.A.	175,444
12,300		Ansaldo STS S.p.A	196,035
172,254	@	AS Roma S.p.A.	201,376
81,324		Azimut Holding S.p.A.	568,297
69,100		Banca Carige S.p.A	253,116
276,000		CIR-Compagnie Industriali Riunite S.p.A.	359,419
9,693		ERG S.p.A.	149,332
8,172		Esprinet S.p.A.	60,338
103,730		Indesit Co. S.p.A.	518,956
64,155		Landi Renzo S.p.A.	270,279
11,800		Lottomatica S.p.A.	242,566
98,071		Maire Tecnimont S.p.A.	199,765
19,811		Natuzzi S.p.A. ADR	30,707
509,318		Parmalat S.p.A	1,011,568
8,938		Prima Industrie S.p.A.	102,438
29,300		Prysmian S.p.A.	356,268
53,064		Recordati S.p.A.	305,432
21,500		Zignago Vetro SpA	102,433

			5,471,669

		Japan: 23.5%
58,000		Adores, Inc.	103,103
21,300		Aica Kogyo Co., Ltd.	182,279
63,000		Aichi Machine Industry Co., Ltd.	150,076
295,200	@	Allied Telesis Holdings KK	153,951
11,400		Aloka Co., Ltd.	82,545
6,700		Alpen Co., Ltd.	110,636
111,548		Alps Electric Co., Ltd.	596,535
32,500		Arcs Co., Ltd.	400,722
18,800		Argo Graphics, Inc.	172,812
94,726	@	Arrk Corp.	86,363
7,700		Bank of the Ryukyus Ltd.	59,916
21,400		BML, Inc.	377,936
525,000		Calsonic Kansei Corp.	983,446
31,500		Canon Sales Co., Inc.	380,899
7,700		Chiyoda Co., Ltd.	106,959
1,008,000	@,L	Chori Co., Ltd.	998,412
6,500		Chubu Steel Plate Co., Ltd.	40,470
67,000		Chuetsu Pulp & Paper Co., Ltd.	190,388
77,000		Chugoku Marine Paints Ltd.	440,086
8,000		Chuo Denki Kogyo Co., Ltd.	45,425
19,100		Coca-Cola Central Japan Co., Ltd.	232,118
20,000		COMSYS Holdings Corp.	162,457
71,000		Daido Steel Co., Ltd.	236,514
44,000		Daihatsu Diesel Manufacturing Co., Ltd.	227,646
78,000		Daiichi Jitsugyo Co., Ltd.	188,646
23,400		Daiichikosho Co., Ltd.	187,709
68,000		Daishi Bank Ltd.	256,284
235,000		Daiwa Industries Ltd.	782,994
12,600		DC Co., Ltd.	36,722
55,000		Dowa Holdings Co., Ltd.	218,672
31,591		DTS Corp.	226,957
9,700		Dydo Drinco, Inc.	257,496
111,000		Ebara Corp.	298,266
40,610		Eiken Chemical Co., Ltd.	319,454
12,000		Excel Co., Ltd.	97,812
20,100		Exedy Corp.	373,889
1,216		Faith, Inc.	83,880
92,000		Fuji Fire & Marine Insurance Co.	94,603
67,600		Fuji Machine Manufacturing Co., Ltd.	606,126
11,700		Fuji Oil Co., Ltd.	116,019
54,727		Fuji Soft, Inc.	776,725
37,700		Fujikura Kasei Co., Ltd.	143,215
43		Fujishoji Co. Ltd.	37,451
14,300		Fujitsu Frontech Ltd.	124,809
54,000		Fukuyama Transporting Co., Ltd.	209,685
20,100		Furuno Electric Co., Ltd.	97,139
19,200		Futaba Corp.	342,875
61		Gendai Agency, Inc.	43,533
14,700		Glory Ltd.	269,762
10,100		Goldcrest Co., Ltd.	231,542
152		Gourmet Navigator, Inc.	337,330
83,000		Hanwa Co., Ltd.	234,878
21,995		Hiday Hidaka Corp.	227,265
12,000		Higo Bank Ltd.	65,636
74,000		Hiroshima Bank Ltd.	280,554
33,400		HIS Co., Ltd.	527,229
19,000		Hisaka Works Ltd.	189,964
44,491		Hitachi Information Systems Ltd.	787,390
83,439		Hitachi Software Engineering Co., Ltd.	1,028,935
19,999		Hitachi Systems & Services Ltd.	209,157
23,700		Hitachi Transport System Ltd.	243,056
129,000		Hokugin Financial Group, Inc.	227,561
22,200		Hosiden Corp.	272,545
12,100		Hudson Soft Co., Ltd.	65,597
64,575		IBJ Leasing Co., Ltd.	664,160
4,400		Icom, Inc.	89,601
724	@,L	IDU Co.	156,762
111,709		Inabata & Co., Ltd.	300,528
125,900		Ines Corp.	670,477
4,800		Information Services International-Dentsu Ltd.	24,297
76,800		Inui Steamship Co., Ltd.	504,605
395,000		Itoham Foods, Inc.	1,203,568
778,000		JFE Shoji Holdings, Inc.	2,207,239
51,000		Jidosha Buhin Kogyo Co., Ltd.	86,979
24,000		JMS Co., Ltd.	87,162
42,000		J-Oil Mills, Inc.	113,161
25,900		JSP Corp.	135,544
35,000		Kagawa Bank Ltd.	147,542
79,000		Kaken Pharmaceutical Co., Ltd.	657,718
2,201,000	@	Kanematsu Corp.	1,727,476
177,094		Kanto Auto Works Ltd.	1,928,020
12,000		Kasumi Co., Ltd.	49,191
20,500		Kato Sangyo Co., Ltd.	284,917
24,600		Keiyo Co., Ltd.	110,839
45,000		Kinden Corp.	375,444
28,100		Kyoden Co., Ltd.	22,795
36,000		Kyodo Printing Co., Ltd.	77,774
436,000		Kyodo Shiryo Co., Ltd.	447,631
7,700		Kyoei Steel Ltd.	153,637
122,556		Kyokuyo Co., Ltd.	229,901
53,000		Kyowa Exeo Corp.	415,055
35,600		Lintec Corp.	489,647
7,200		Mars Engineering Corp.	201,682
145,000		Marudai Food Co., Ltd.	322,335
60,400		Matsui Securities Co., Ltd.	428,168
23,400		Matsumotokiyoshi Holdings Co., Ltd.	406,521
15,000		Mie Bank Ltd.	42,638
30,100		Mikuni Coca-Cola Bottling Co., Ltd.	229,952
87,027		Mimasu Semiconductor Industry Co., Ltd.	998,812
57,000		Minebea Co., Ltd.	220,916
22,900		Ministop Co., Ltd.	325,140
26,200		Miraca Holdings, Inc.	534,743
26,000		Mitsubishi Gas Chemical Co., Inc.	121,500
65,000		Mitsui Engineering & Shipbuilding Co., Ltd.	133,120
15,000		Mitsui High-Tec, Inc.	120,699

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International SmallCap Multi-Manager Fund
as of April 30, 2009 (Unaudited) (continued)

Shares			Value

		Japan (continued)
264,000		Mitsui Sugar Co., Ltd.	$709,191
7,600		Miura Co., Ltd.	166,813
12,700		Modec, Inc.	182,263
28,392		Morinaga Milk Industry Co., Ltd.	87,381
34,800		Musashi Seimitsu Industry Co., Ltd.	440,087
53,000		Nabtesco Corp.	430,795
22,100		Namco Bandai Holdings, Inc.	219,901
50,583		Namura Shipbuilding Co., Ltd.	208,008
5,557		NEC Fielding Ltd.	57,263
6,500		NEC Leasing Ltd.	53,180
26,800		NEC Networks & System Integration Corp.	253,952
704		Net One systems Co., Ltd.	887,053
18,300		Nichi-iko Pharmaceutical Co., Ltd.	494,099
162,000		Nichirei Corp.	566,874
18,700		Nidec Copal Corp.	121,560
46,800		Nifco, Inc.	620,742
19,000		Nihon Parkerizing Co., Ltd.	158,398
36,200		Nihon Unisys Ltd.	227,531
135,000		Nippo Corp.	1,014,634
28,000		Nippon Chemical Industrial Co., Ltd.	52,734
82,000		Nippon Denko Co., Ltd.	349,603
86,000		Nippon Flour Mills Co., Ltd.	331,373
57,786		Nippon Road Co., Ltd.	153,139
179,000		Nippon Shinyaku Co., Ltd.	1,597,939
22,300		Nippon Signal Co., Ltd.	134,905
183,000		Nippon Soda Co., Ltd.	600,474
103,000		Nippon Steel Trading Co., Ltd.	139,847
85,000		Nippon Thompson Co., Ltd.	367,489
49,400	@	NIS Group Co., Ltd.	21,699
370,000		Nishimatsu Construction Co., Ltd.	318,790
17,100		Nishimatsuya Chain Co. Ltd.	137,158
114,000		Nishi-Nippon City Bank Ltd.	229,818
79,000		Nisshin Oillio Group Ltd.	312,222
25,200		Nitta Corp.	289,616
199,000		Nittetsu Mining Co., Ltd.	680,416
44,600		NSD CO., Ltd.	351,018
2,700		Obic Co., Ltd.	366,530
12,012		Oiles Corp.	138,875
44,700		Okabe Co., Ltd.	169,219
23,970		Okinawa Electric Power Co., Inc.	1,139,856
4,100		Pack Corp.	52,232
30,900		Park24 Co. Ltd.	238,479
314		Pilot Corp.	335,619
53,600	L	Pioneer Corp.	171,619
3,870		Point, Inc.	172,453
173,000	@	Prima Meat Packers Ltd.	199,837
62,516		Ricoh Leasing Co., Ltd.	925,673
12,100		Right On Co., Ltd.	83,470
4,200		Rinnai Corp.	146,449
27,200		Saizeriya Co., Ltd.	306,145
124,000		Sanden Corp.	279,536
11,000		San-In Godo Bank Ltd.	85,229
103,000		Sanki Engineering Co., Ltd.	694,859
52,354		Sanshin Electronics Co., Ltd.	323,754
72,000		Sanyo Special Steel Co., Ltd.	255,994
159		SBI VeriTrans Co. Ltd.	79,198
29,300		Sega Sammy Holdings, Inc.	265,231
53,960		Seino Holdings Co., Ltd.	294,249
229,000		Shinmaywa Industries Ltd.	656,039
243,000		Shinsho Corp.	377,391
89,500		Shizuoka Gas Co., Ltd.	500,552
27,000		Showa Shell Sekiyu KK	237,500
72,800		Siix Corp.	261,288
1,612		Softbank Investment Corp.	192,589
54,330		Sorun Corp.	216,505
30,700		Sumida Corp.	150,265
511,000		Sumikin Bussan Corp.	1,045,822
4,700		Sumisho Computer Systems Corp.	55,068
53,500		Sumitomo Densetsu Co., Ltd.	258,816
48,600		Tachi-S Co., Ltd.	312,532
96,000		Taihei Kogyo Co., Ltd.	315,122
66,000		Taiheiyo Cement Corp.	115,871
25,882		Taiho Kogyo Co., Ltd.	181,146
108,334		Taikisha Ltd.	1,235,507
19,000		Takasago International Corp.	91,088
3,000		Takeuchi Manufacturing Co., Ltd.	21,232
37,000		Tamura Corp.	73,128
87,000		TBK Co., Ltd.	127,511
233		Telepark Corp.	284,543
26,518		TKC Corp.	482,533
418,000	@	Toa Corp.	503,025
138,000		TOA Road Corp.	262,494
65,000		Toagosei Co., Ltd.	161,980
136,000		Tokyo Tekko Co., Ltd.	389,510
10,700		Tokyo Tomin Bank Ltd.	149,540
2,900		Tokyu Community Corp.	44,919
248,000	@,L	Tonichi Carlife Group, Inc.	248,666
204,782		Topy Industries Ltd.	316,564
95,000		Toyo Engineering Corp.	302,319
275,000		Toyo Kohan Co., Ltd.	1,087,377
212,179		Toyo Securities Co., Ltd.	350,136
50,800		Toyota Auto Body Co., Ltd.	813,983
26,400		Trusco Nakayama Corp.	320,175
32,500		TS Tech Co., Ltd.	401,529
81,000		Tsubakimoto Chain Co.	265,696
37,000		Tsudakoma Corp.	40,056
6,500		Tsumura & Co.	178,008
5,500		Tsuruha Holdings, Inc.	137,374
10,800		Tsutsumi Jewelry Co., Ltd.	177,343
82,000		Uchida Yoko Co., Ltd.	219,762
15,200		Union Tool Co.	363,966
47,534		Unipres Corp.	348,463
244,588	@	Usen Corp.	289,925
7,500		Vital KSK Holdings, Inc.	36,960
12,500		Warabeya Nichiyo Co., Ltd.	138,084
8,800		Waseda Academy Co., Ltd.	57,457
11,900		Watabe Wedding Corp.	188,665
45		Wowow, Inc.	56,496
12,000		Yamaguchi Financial Group, Inc.	115,938
10,000		Yamazaki Baking Co., Ltd.	102,498
301,400		Yamazen Corp.	870,066
31,000		Yonekyu Corp.	294,512
10,200		Yorozu Corp.	89,499
1,049,000		Yuasa Trading Co., Ltd.	1,027,717

			72,324,173

		Kazakhstan: 0.1%
17,600		Eurasian Natural Resources Corp.	153,254

			153,254

		Luxembourg: 0.4%
1,125,019		Regus PLC	1,273,811

			1,273,811

		Malaysia: 0.4%
516,500		Kulim Malaysia BHD	802,165
1,142,300		Lion Industries Corp. Bhd	318,143
96,900		Telekom Malaysia BHD	103,745

			1,224,053

		Mexico: 0.2%
211,205	@,L	Grupo Simec SAB de CV	313,610
194,702	@	Industrias CH SA — Series B	429,004

			742,614

		Netherlands: 2.5%
3,955		Accell Group	113,801
20,000		Arcadis NV	294,692

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International SmallCap Multi-Manager Fund
as of April 30, 2009 (Unaudited) (continued)

Shares			Value

		Netherlands (continued)
52,768		Draka Holding	$563,803
12,360		Exact Holding NV	245,046
19,500		Fugro NV	698,139
5,200	@	Gemalto NV	163,734
16,212		Grontmij	356,680
1,882		Heijmans NV	12,121
1,505		Imtech NV	23,490
14,351		Innoconcepts	55,264
78,031		James Hardie Industries NV	260,852
12,400		Koninklijke DSM NV	384,552
18,905		Koninklijke Wessanen NV	84,519
313,964		OCE NV	1,987,044
28,000		SBM Offshore NV	451,297
15,415	@	Smartrac NV	189,625
37,735		Ten Cate NV	720,135
33,751		Unit 4 Agresso NV	408,635
944		USG People NV	8,875
168,944	@	Van der Moolen Holding NV	483,364
24,324		Wavin NV	68,240

			7,573,908

		New Zealand: 0.2%
116,987		Fisher & Paykel Healthcare Corp.	200,993
92,588		Fletcher Building Ltd.	349,818

			550,811

		Norway: 0.3%
29,200		Acergy SA	225,540
127,950	@	Norske Skogindustrier ASA	299,390
45,000	@	Pronova BioPharma AS	112,883
59,319	@	StepStone ASA	52,882
3,000		Tandberg ASA	42,209
25,400	@	TGS Nopec Geophysical Co. ASA	187,557

			920,461

		Pakistan: 0.1%
657,000		Bank Alfalah Ltd.	100,248
601,500		Pakistan Telecommunication Co., Ltd.	130,868

			231,116

		Singapore: 4.1%
859,000	#	ARA Asset Management Ltd.	266,896
100,000		ComfortDelgro Corp., Ltd.	95,334
288,000		Goodpack Ltd.	157,636
267,000		Hong Leong Asia Ltd.	129,756
335,000		Indofood Agri Resources Ltd.	204,209
86,000		Jardine Cycle & Carriage Ltd.	822,544
1,223,000		LC Development Ltd.	111,224
3,943,000		Macquarie International Infrastructure Fund Ltd.	898,826
216,000		Meiban Group Ltd.	24,858
4,939,000		Mercator Lines Singapore Ltd.	545,098
1,362,000	@	Oceanus Group Ltd.	123,009
170,000		Olam International Ltd.	200,482
148,000		Parkway Holdings Ltd.	119,698
75,000		SembCorp Marine Ltd.	105,590
3,611,000		Singapore Petroleum Co., Ltd.	8,101,922
570,000		Singapore Post Ltd.	291,977
190,000		SMRT Corp., Ltd.	198,311
50,000		Super Coffeemix Manufacturing Ltd.	14,429
223,000		Yanlord Land Group Ltd.	214,633

			12,626,432

		South Africa: 0.0%
24,500		First Uranium Corp.	131,811

			131,811

		South Korea: 2.1%
11,010		Chong Kun Dang Pharm Corp.	165,233
56,420	@	Dongbu Steel Co., Ltd.	400,521
70,420	@	From30 Co., Ltd.	186,834
17,770		Global & Yuasa Battery Co., Ltd.	413,179
16,400		Hanwha Chemical Corp.	147,490
1,517	@	Hite Brewery Co., Ltd.	216,445
5,470	@	Hite Holdings Co., Ltd.	138,169
17,400	@	Hyundai DSF Co., Ltd.	106,456
81,380		Hyundai Marine & Fire Insurance Co., Ltd.	942,661
19,690	@	Korean Petrochemical Industrial Co.	636,968
3,840		Kumho Electric, Inc.	112,536
10,946	@	Kyeryong Construction Industrial Co., Ltd.	236,114
17,040		LIG Non-Life Insurance Co., Ltd.	213,980
1,626	@	NHN Corp.	196,640
44,384		People & Telecommunication, Inc.	346,858
15,210	@	S&T Dynamics Co., Ltd.	172,132
4,093	@	Samsung Corp.	141,146
41,577	@	SeAH Steel Corp.	1,415,343
9,640		Woongjin Thinkbig Co. Ltd.	163,457
1,358	@	Yuhan Corp.	209,928

			6,562,090

		Spain: 1.4%
27,670		Banco Espanol de Credito SA (Banesto)	287,494
23,300		Bankinter SA	275,416
571		Baron de Ley	20,539
8,225		Bolsas y Mercados Espanoles	229,772
3,340		Construcciones y Auxiliar de Ferrocarriles SA	1,213,568
4,645		Corp. Mapfre SA	13,240
11,300		Corporacion Financiera Alba SA	486,824
20,091		Enagas	349,300
338,183	@	Ercros SA	66,750
19,800		Indra Sistemas SA	391,609
6,592		Laboratorios Farmaceuticos Rovi SA	47,164
5,406		Pescanova SA	182,400
15,310		Red Electrica de Espana	640,763
3,023		Viscofan SA	56,124
16,600	@	Vueling Airlines SA	110,630

			4,371,593

		Sweden: 1.6%
123,939		BE Group AB	416,306
35,400	@	Betsson AB	405,850
123,762		Bure Equity AB	403,371
6,633		Cardo AB	148,007
27,938		D Carnegie AB	—
133,084		JM AB	911,891
1,326		Lundbergforetagen AB — B Shares	50,729
237,827		NCC AB	2,086,414
30,000		Saab AB	202,888
30,000		Swedish Match AB	428,104

			5,053,560

		Switzerland: 4.5%
5,000		Actelion Ltd. — Reg	227,798
801		Advanced Digital Broadcast Holdings SA	22,466
545		AFG Arbonia-Forster Holding	6,519
5,000	@	Aryzta AG	144,817
16,700	@	Aryzta AG	486,716
6,722		Baloise Holding AG	493,473
10,712		Bank Sarasin & Compagnie AG	255,353
920		Banque Cantonale Vaudoise	313,945
4,900		Bellevue Group AG	173,470
4,600		BKW FMB Energie AG	319,878
8,046		Bobst Group AG	200,497
659		Bucher Industries AG	53,700
1,701		Coltene Holding AG	57,928

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International SmallCap Multi-Manager Fund
as of April 30, 2009 (Unaudited) (continued)

Shares			Value

		Switzerland (continued)
1,435		Compagnie Financiere Tradition (CFT)	$133,666
2,486		Dufry Group	66,223
1,290		Flughafen Zuerich AG	270,836
4,809	@	Forbo Holding AG	801,105
1,540		Galenica AG	443,306
2,725	@	Georg Fischer AG	457,308
4,689		Helvetia Holding AG	1,215,527
1,061		Kuoni Reisen Holding	306,551
30		Lindt & Spruengli AG	48,017
4,200		Lonza Group AG	385,300
14,949	@	Micronas Semiconductor Hold	47,983
66,016		Mobilezone Holding AG	397,941
6,629	@	Newave Energy Holding SA	174,152
1,000		Partners Group	87,374
25,293	@	PSP Swiss Property AG	1,188,807
6,600		Schindler Holding AG	345,995
3,000		Schweizerhall Holding AG	445,907
200		Sika AG	181,440
6,781	@	Swiss Life Holding	524,614
1,294		Syngenta AG	276,257
22,005	@	Temenos Group AG — Reg	304,677
9,019	L	Valiant Holding	1,586,117
7,881		Valora Holding AG	1,376,721

			13,822,384

		Taiwan: 3.0%
405		Altek Corp.	400
333,059	@	Chia Hsin Cement Corp.	168,173
11,326,000		Chunghwa Picture Tubes Ltd.	1,886,906
111,000		Fubon Financial Holding Co., Ltd.	86,038
260,295		Gamania Digital Entertainment Co., Ltd.	269,647
503,000		Gigabyte Technology Co., Ltd.	350,069
121,000		Inventec Appliances Corp.	113,310
683,000		Inventec Co., Ltd.	341,678
451,000		KGI Securities Co., Ltd.	161,976
236,000		Kindom Construction Co., Ltd.	86,341
2,366,334		Macronix International	985,075
1,112,198		Micro-Star International Co., Ltd.	682,031
489,000		Mitac International	226,013
769,000	@	Taiwan Business Bank	173,745
160,022		Taiwan Surface Mounting Technology Co., Ltd.	252,747
7,286,000	@	Tatung Co., Ltd.	1,944,088
247,000		Tsann Kuen Enterprise Co., Ltd.	184,258
160,000		Ttet Union Corp.	159,195
192,000		Universal Scientific Industrial Co., Ltd.	61,406
1,146,000	@	Winbond Electronics Corp.	206,106
1,375,000		Yageo Corp.	311,390
1,497,050		Yieh Phui Enterprise	484,661

			9,135,253

		Thailand: 0.2%
522,900		Charoen Pokphand Foods PCL	49,029
1,605,200		Krung Thai Bank PCL	239,630
7,856,300		Tata Steel Thailand PCL	239,228

			527,887

		Turkey: 0.8%
316,793	@	Aksa Akrilik Kimya Sanayii	389,598
275,328		Anadolu Sigorta	185,156
1		Bolu Cimento Sanayii	1
199,007	@	Dogan Sriketler Grubu Holdings	79,885
125,637		Eczacibasi Ilac Sanayi	94,908
28,916	@	Goodyear Lastikleri TAS	136,158
1	@	Petrol Ofisi	2
244,931	@	Turk Hava Yollari	1,198,961
274,687	@	Vestel Elektronik Sanayi	242,728

			2,327,397

		United Kingdom: 12.6%
100,422		Aberdeen Asset Management PLC	194,744
490,380		Aggreko PLC	4,158,912
83,907		Albemarle & Bond Holdings	231,719
70,900		Amec PLC	645,396
137,343		Amlin PLC	726,820
24,900	@	ASOS PLC	141,757
77,500		AssetCo PLC	46,331
85,214		Atkins WS PLC	768,645
14,400	@	Autonomy Corp. PLC	302,100
160,278		Aveva Group PLC	1,333,621
97,047	@	Avocet Mining PLC	112,285
807,044		Beazley Group PLC	1,201,531
28,571		Bespak PLC	164,546
51,448		Bodycote PLC	108,597
341,022		Brit Insurance Holdings PLC	926,333
66,600		British Airways PLC	144,215
50,000		BSS Group PLC	234,925
526,952		Chaucer Holdings PLC	319,801
87,045		Chloride Group PLC	209,576
28,322		Close Brothers Group PLC	261,726
44,500		Cobham PLC	115,284
21,962		Cranswick PLC	196,312
23,700		Croda International	189,087
88,021	@	CSR PLC	338,884
50,000		Daily Mail & General Trust	242,763
74,349		Dairy Crest Group PLC	340,293
16,700	@	Dana Petroleum PLC	308,757
37,417		Dechra Pharmaceuticals PLC	223,186
398,512		Dimension Data Holdings PLC	298,148
141,955		Drax Group PLC	1,076,498
360,237		DS Smith PLC	411,020
61,200		eaga PLC	120,968
104,100		Electrocomponents PLC	242,220
265,556		Elementis PLC	101,441
305,249		Evolution Group PLC	538,326
12,500		Forth Ports PLC	180,151
217,218		Friends Provident PLC	204,389
628,624		Future PLC	145,953
941,131		Game Group PLC	2,737,614
75,000		Grainger PLC	185,389
7,223		Greggs PLC	367,958
42,913		Group 4 Securicor PLC	118,995
58,100		Halfords Group PLC	284,381
42,035		Hamworthy KSE	119,859
157,605		Healthcare Locums PLC	346,232
368,207		HMV Group PLC	773,424
9,700		Homeserve PLC	175,561
25,000		Hunting PLC	170,683
100,525		IG Group Holdings PLC	325,183
88,100		IMI PLC	461,894
1,196,797		Inchcape PLC	277,625
22,700		Intertek Group PLC	340,346
25,500		Investec PLC	122,142
184,293		Investec PLC	888,349
81,291		ITE Group PLC	114,535
35,000		John Wood Group PLC	122,502
28,814		Keller Group PLC	252,126
19,403		Kier Group PLC	280,457
123,152		Laird Group PLC	281,112
75,000		Liontrust Asset Management PLC	116,398
105,753		Micro Focus International PLC	496,813
84,300		Misys PLC	172,058
57,355		Mitie Group	176,640
20,900		Next PLC	499,894
57,634		Oxford Instruments PLC	135,133
41,104		Pace PLC	103,060
44,800		Petrofac Ltd.	377,916
12,500	@	Premier Oil PLC	191,519
50,428		Ricardo PLC	163,386
36,800		Rightmove PLC	175,619
25,295		Rotork PLC	302,534
256,128		Savills PLC	1,060,009

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International SmallCap Multi-Manager Fund
as of April 30, 2009 (Unaudited) (continued)

Shares			Value

		United Kingdom (continued)
26,242	@	SDL PLC	$126,595
111,162		Senior PLC	57,610
75,265		SIG PLC	178,707
129,593		Smiths News PLC	191,284
23,000		Spectris PLC	199,585
20,600		Spirax-Sarco Engineering PLC	259,546
613,933		Spirent Communications PLC	509,993
1,478,407	@	Sportingbet PLC	1,200,469
93,846		SSL International PLC	657,948
18,043		St. James’s Place PLC	44,754
82,646		Stagecoach Group PLC	159,036
71,533		Sthree PLC	242,009
17,314		Synergy Health PLC	99,625
103,391		Tate & Lyle PLC	419,057
18,643		Thomas Cook Group PLC	71,966
121,084		Tullett Prebon PLC	474,812
129,639		Vitec Group PLC	447,823
30,111		VT Group PLC	204,909
60,800		Wetherspoon (J.D.) PLC	365,962
393,996		WH Smith PLC	2,428,218

			38,564,514

		United States: 0.3%
114,900		Virgin Media, Inc.	887,028

			887,028

		Total Common Stock (Cost $394,719,160)	279,398,128

REAL ESTATE INVESTMENT TRUSTS: 0.5%

		France: 0.1%
1,551		Gecina SA	84,886
1,736		ICADE	134,295
2,900		Klepierre	64,471
2,476		Mercialys	76,034
907		Societe Immobiliere de Location pour l’Industrie et le Commerce	76,307

			435,993

		Greece: 0.0%
4,986		Eurobank Properties Real Estate Investment Co.	45,946

			45,946

		Japan: 0.1%
10		Global One Real Estate Investment Corp.	59,403
39		Japan Hotel and Resort, Inc.	53,436
47		Kenedix Realty Investment Corp.	111,951

			224,790

		Netherlands: 0.0%
12,487		Vastned Offices	143,841

			143,841

		Singapore: 0.1%
588,000	@	Fortune Real Estate Investment Trust	227,263

			227,263

		United Kingdom: 0.2%
19,861		Derwent Valley Holdings PLC	244,636
629,433		Segro PLC	220,739

			465,375

		Total Real Estate Investment Trusts (Cost $1,613,316)	1,543,208

MUTUAL FUNDS: 0.1%

		Canada: 0.1%
7,800	**	ING Canada Inc.	225,901

		Total Mutual Funds (Cost $199,039)	225,901

PREFERRED STOCK: 0.7%

		Brazil: 0.1%
34,100		Metalurgica Gerdau SA	323,716

			323,716

		Germany: 0.4%
32,076		Draegerwerk AG	793,120
28,141		Jungheinrich AG	335,512

			1,128,632

		Italy: 0.2%
89,324	@	Instituto Finanziario Industriale S.p.A.	731,113

			731,113

		Total Preferred Stock (Cost $4,152,013)	2,183,461

RIGHTS: 0.0%

		United Kingdom: 0.0%
5,555		Premier Oil PLC	45,773

		Total Rights (Cost $38,650)	45,773

		Total Long-Term Investments (Cost $400,722,178)	283,396,471

SHORT-TERM INVESTMENTS: 2.0%

		Affiliated Mutual Fund: 0.9%
2,761,907		ING Institutional Prime Money Market Fund — Class I	2,761,907

		Total Mutual Fund (Cost $2,761,907)	2,761,907

Principal
Amount			Value

		Securities Lending CollateralCC: 1.1%
$3,412,553		Bank of New York Mellon Corp. Institutional Cash Reserves	$3,396,614

		Total Securities Lending Collateral (Cost $3,412,553)	3,396,614

		Total Short-Term Investments (Cost $6,174,460)	6,158,521

	Total Investments in Securities
	(Cost $406,896,638)*	94.2%	$289,554,992
	Other Assets and Liabilities - Net	5.8	17,805,639

	Net Assets	100.0%	$307,360,631

@	Non-income producing security
ADR	American Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International SmallCap Multi-Manager Fund
as of April 30, 2009 (Unaudited) (continued)

cc	Securities purchased with cash collateral for securities loaned.
**	Investment in affiliate
I	Illiquid Security
L	Loaned security, a portion or all of the security is on loan at April 30, 2009.

*	Cost for federal income tax purposes is $411,358,296.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$13,032,181
Gross Unrealized Depreciation	(134,835,485)

Net Unrealized Depreciation	$(121,803,304)

Percentage of
Industry	Net Assets

Advertising	0.3%
Aerospace/Defense	2.2
Agriculture	0.6
Airlines	0.5
Auto Manufacturers	1.5
Auto Parts & Equipment	2.2
Banks	4.2
Beverages	0.5
Biotechnology	0.1
Building Materials	1.0
Chemicals	2.0
Coal	0.0
Commercial Services	3.2
Computers	3.8
Distribution/Wholesale	3.4
Diversified	0.3
Diversified Financial Services	2.4
Electric	0.9
Electrical Components & Equipment	1.8
Electronics	3.3
Energy — Alternate Sources	0.0
Engineering & Construction	4.5
Entertainment	0.9
Environmental Control	0.2
Food	4.1
Food Service	0.0
Forest Products & Paper	0.3
Gas	0.5
Hand/Machine Tools	1.1
Healthcare — Products	0.9
Healthcare — Services	0.5
Holding Companies — Diversified	0.9
Home Furnishings	1.4
Hotels	0.0
Household Products/Wares	0.3
Insurance	3.9
Internet	0.9
Investment Companies	1.1
Iron/Steel	1.5
Leisure Time	0.5
Lodging	0.1
Machinery — Construction & Mining	0.1
Machinery — Diversified	2.4
Media	0.9
Metal Fabricate/Hardware	2.2
Mining	2.1
Miscellaneous Manufacturers	1.1
Office Property	0.1
Office/Business Equipment	0.8
Oil & Gas	4.7
Oil & Gas Services	1.4
Open-End Funds	0.1
Packaging & Containers	0.1
Pharmaceuticals	3.0
Pipelines	0.0
Real Estate	1.7
Retail	6.6
Semiconductors	0.9
Shipbuilding	0.1
Shopping Centers	0.1
Software	2.4
Telecommunications	1.5
Textiles	0.1
Toys/Games/Hobbies	0.1
Transportation	1.8
Trucking & Leasing	0.1
Short-Term Investments	2.0
Other Assets and Liabilities — Net	5.8

Net Assets	100.0%

The following table summarizes the inputs used as of April 30, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$31,346,899	$—
Level 2 — Other Significant Observable Inputs†	258,208,093	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$289,554,992	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

†The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Value Fund
as of April 30, 2009 (Unaudited)

Shares			Value

COMMON STOCK: 96.8%

		Bermuda: 1.7%
1,080,234		Tyco Electronics Ltd.	$18,839,281
897,800		XL Capital, Ltd.	8,538,078

			27,377,359

		Brazil: 3.8%
1,023,900		Banco do Brasil SA	8,770,472
1,193,871		Centrais Eletricas Brasileiras SA ADR — Class A	15,615,833
873,400		Cia Vale do Rio Doce ADR	14,419,834
3,542,186	L	Contax Participacoes SA ADR	3,170,256
555,854		Tele Norte Leste Participacoes SA ADR	8,643,530
34,858		Telemig Celular Participation SA ADR	1,494,014
220,358		Tim Participacoes SA ADR	3,671,164
298,261		Vivo Participacoes SA ADR	4,760,246

			60,545,349

		Canada: 1.7%
150,800		EnCana Corp.	6,911,298
235,900		GoldCorp, Inc.	6,491,968
389,600		Nexen, Inc.	7,441,360
254,500		Suncor Energy, Inc.	6,454,120

			27,298,746

		China: 1.1%
7,958,000		Huaneng Power International, Inc.	5,423,511
148,800	L	PetroChina Co., Ltd. ADR	12,932,208

			18,355,719

		France: 11.6%
361,142	L	Air France-KLM	4,009,668
8,738,520	@	Alcatel SA	22,096,177
211,600		BNP Paribas	11,139,444
920,360		Carrefour SA	37,317,856
1,356,000		Credit Agricole SA	19,826,828
835,462		France Telecom SA	18,547,281
5,274,228		Natixis	11,941,653
91,800		PPR	7,033,079
725,283		Sanofi-Aventis	42,002,695
243,204		Total SA	12,168,907

			186,083,588

		Germany: 6.8%
127,100		Allianz AG	11,727,910
386,300		Bayerische Motoren Werke AG	13,384,954
150,700	L	Deutsche Bank AG	7,901,201
307,000	L	Deutsche Lufthansa AG	3,916,310
394,000		Deutsche Post AG	4,545,894
2,333,119		Deutsche Telekom AG	28,214,749
193,060		E.ON AG	6,528,707
3,113,300	@,L	Infineon Technologies AG	8,276,962
140,000	L	MAN AG	8,677,788
237,245		Siemens AG	15,951,136

			109,125,611

		Greece: 0.6%
452,200		National Bank of Greece SA	9,403,903

			9,403,903

		Hong Kong: 1.5%
3,314,000		Hongkong Land Holdings Ltd.	8,185,272
2,033,000		Swire Pacific Ltd.	15,891,723

			24,076,995

		Indonesia: 0.7%
83,944,500		Bumi Resources Tbk PT	11,544,738

			11,544,738

		Italy: 4.3%
8,272,182		Intesa Sanpaolo S.p.A.	26,354,036
9,779,185		Telecom Italia S.p.A.	12,365,752
20,598,316		Telecom Italia S.p.A. RNC	18,401,862
3,593,739		Terna S.p.A	11,540,610

			68,662,260

		Japan: 25.2%
2,488,400		Aiful Corp.	4,917,191
701,000		Akita Bank Ltd.	2,339,703
307,400		Astellas Pharma, Inc.	9,995,753
402,300	L	Canon, Inc. ADR	12,153,483
1,621,000		Dai Nippon Printing Co., Ltd.	17,159,606
850,436		Daiichi Sankyo Co., Ltd.	14,220,088
376,800		Denso Corp.	8,907,125
908,900		Fuji Photo Film Co., Ltd.	23,384,406
2,026,700		Hitachi Ltd.	7,081,936
5,931,200		Mitsubishi UFJ Financial Group, Inc.	32,353,913
657,800		Mitsui Sumitomo Insurance Group Holdings, Inc.	17,947,127
4,006,000		Mitsui Trust Holdings, Inc.	13,174,163
6,614,700	L	Mizuho Financial Group, Inc.	13,948,377
8,200,000		NEC Corp.	27,262,344
518,600		Nippon Telegraph & Telephone Corp.	19,541,108
416,000		Ono Pharmaceutical Co., Ltd.	17,649,558
423,900		Rohm Co., Ltd.	25,997,177
435,500		Seven & I Holdings Co., Ltd.	9,840,834
714,000	L	Sharp Corp.	7,518,230
1,375,600		Sony Corp.	35,743,594
761,900		Sumitomo Corp.	6,631,982
546,600		Sumitomo Mitsui Financial Group, Inc.	18,956,731
270,000		Taisho Pharmaceutical Co., Ltd.	4,939,923
874,700		Takefuji Corp.	4,701,781
246,400		TDK Corp.	11,237,044
644,900		Tokio Marine Holdings, Inc.	17,008,139
335,700		Toyota Motor Corp.	13,286,591
51,700	L	Toyota Motor Corp. ADR	4,092,572

			401,990,479

		Mexico: 1.2%
864,465		Telefonos de Mexico SA de CV ADR	13,831,440
445,420		Telmex Internacional SAB de CV ADR	4,623,460

			18,454,900

		Netherlands: 6.5%
4,455,347		Aegon NV	22,408,680
470,000		Akzo Nobel NV	19,655,496
1,464,612		Koninklijke Ahold NV	16,046,493
568,503		Royal KPN NV	6,834,728
846,179		SNS Reaal	4,763,071
1,181,700		Unilever NV	23,382,811
618,032		Wolters Kluwer NV	10,170,098

			103,261,377

		New Zealand: 0.6%
6,422,372		Telecom Corp. of New Zealand Ltd.	10,269,245

			10,269,245

		Portugal: 1.1%
2,383,176		Portugal Telecom SGPS SA	18,171,698

			18,171,698

		Singapore: 0.7%
1,441,000		United Overseas Bank Ltd.	11,106,779

			11,106,779

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Value Fund
as of April 30, 2009 (Unaudited) (continued)

Shares			Value

		South Korea: 3.1%
68,600		Hyundai Motor Co.	$3,665,638
594,910	@	Korea Electric Power Corp.	12,850,541
368,410	@,L	KT Corp. ADR	5,275,631
33,700	L	Posco ADR	2,593,889
21,000		Samsung Electronics Co., Ltd.	9,696,900
104,285		SK Telecom Co., Ltd.	14,866,509

			48,949,108

		Spain: 1.0%
795,902		Telefonica SA	15,290,417

			15,290,417

		Sweden: 1.5%
701,400		Skanska AB	7,565,325
1,921,060		Telefonaktiebolaget LM Ericsson	16,317,290

			23,882,615

		Switzerland: 4.2%
210,300		Adecco SA	8,277,102
3,914,100		STMicroelectronics NV	25,795,918
471,310		Swiss Reinsurance	11,187,536
53,000		Swisscom AG	13,820,114
46,703		Zurich Financial Services AG	8,678,843

			67,759,513

		Taiwan: 1.1%
4,045,000		HON HAI Precision Industry Co., Ltd.	11,678,065
16,309,059		United Microelectronics Corp.	6,159,973

			17,838,038

		Turkey: 0.4%
1,746,000		KOC Holding A/S	3,186,771
1,348,000	@	Turkiye Garanti Bankasi A/S	2,826,195

			6,012,966

		United Kingdom: 16.4%
989,290		AstraZeneca PLC	34,640,437
2,221,991		Barclays PLC	9,021,503
187,987		BP PLC ADR	7,981,928
1,718,300		British Sky Broadcasting PLC	12,232,605
820,464		Cadbury PLC	6,134,891
154,100		Diageo PLC ADR	7,373,685
1,867,380		GlaxoSmithKline PLC	28,763,694
2,615,393		HSBC Holdings PLC	18,599,276
31,806,626		ITV PLC	14,934,156
950,000		Kazakhmys PLC	7,380,535
4,637,700		Kingfisher PLC	12,624,846
6,363,351		Marks & Spencer Group PLC	31,525,685
345,460		Rio Tinto PLC	14,036,519
16,436,349		Royal Bank of Scotland Group PLC	10,031,189
5,510,300		Vodafone Group PLC	10,127,778
4,616,631		WM Morrison Supermarkets PLC	16,722,904
440,668		Wolseley PLC	7,903,299
1,768,600		WPP PLC	12,100,665

			262,135,595

		Total Common Stock (Cost $2,248,446,668)	1,547,596,998

SHORT-TERM INVESTMENTS: 5.4%

		Affiliated Mutual Fund: 2.1%
32,849,388		ING Institutional Prime Money Market Fund — Class I	32,849,388

		Total Mutual Fund (Cost $32,849,388)	32,849,388

Principal
Amount			Value

		Securities Lending CollateralCC: 3.3%
$53,303,120		Bank of New York Mellon Corp. Institutional Cash Reserves	$53,062,662

		Total Securities Lending Collateral (Cost $53,303,120)	53,062,662

		Total Short-Term Investments (Cost $86,152,508)	85,912,050

	Total Investments in Securities
	(Cost $2,334,599,176)*	102.2%	$1,633,509,048
	Other Assets and Liabilities - Net	(2.2)	(35,317,041)

	Net Assets	100.0%	$1,598,192,007

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at April 30, 2009

*	Cost for federal income tax purposes is $2,423,046,122.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$124,234,521
Gross Unrealized Depreciation	(913,771,595)

Net Unrealized Depreciation	$(789,537,074)

Percentage of
Industry	Net Assets

Airlines	0.5%
Auto Manufacturers	2.2
Auto Parts & Equipment	0.6
Banks	14.5
Beverages	0.5
Chemicals	1.2
Coal	0.7
Commercial Services	1.8
Computers	0.7
Distribution/Wholesale	0.9
Diversified Financial Services	0.6
Electric	3.3
Electrical Components & Equipment	0.4
Electronics	3.6
Engineering & Construction	0.5
Food	6.2
Holding Companies — Diversified	1.2
Home Furnishings	2.7
Insurance	6.1
Iron/Steel	0.2
Machinery — Diversified	0.5
Media	3.1
Mining	2.6
Miscellaneous Manufacturers	2.5
Office/Business Equipment	0.8
Oil & Gas	3.4
Pharmaceuticals	9.5
Real Estate	0.5
Retail	3.8
Semiconductors	4.7
Telecommunications	16.7
Transportation	0.3
Short-Term Investments	5.4
Other Assets and Liabilities — Net	(2.2)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Value Fund
as of April 30, 2009 (Unaudited) (continued)

The following table summarizes the inputs used as of April 30, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$337,240,273	$—
Level 2 — Other Significant Observable Inputs†	1,296,268,775	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$1,633,509,048	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

†The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Value Choice Fund
as of April 30, 2009 (Unaudited)

Shares			Value

COMMON STOCK: 95.9%

		Australia: 1.9%
429,986		Alumina Ltd.	$390,615
16,401		Newcrest Mining Ltd.	354,235

			744,850

		Belgium: 1.7%
22,390		Belgacom SA	650,827

			650,827

		Brazil: 1.6%
45		Centrais Eletricas Brasileiras SA	596
46,350		Centrais Eletricas Brasileiras SA ADR — Class B	591,890

			592,486

		Canada: 10.4%

39,246		Barrick Gold Corp.	1,142,059
51,378	@	Ivanhoe Mines Ltd.	329,333
36,998		Magna International, Inc.	1,256,452
29,521		Nexen, Inc.	563,851
26,870		Suncor Energy, Inc.	681,423

			3,973,118

		Finland: 3.4%
38,244		Nokia OYJ ADR	540,770
130,570		Stora Enso OYJ (Euro Denominated Security)	745,276

			1,286,046

		France: 9.6%
170,148	@	Alcatel SA	430,235
700		Areva SA	350,981
18,979		Sanofi-Aventis	1,099,115
7,781		Societe Generale	397,676
14,901		Technip SA	640,150
17,862		Thales SA	741,001

			3,659,158

		Germany: 2.1%
11,928		Siemens AG	801,978

			801,978

		Italy: 2.5%
1,090,036		Telecom Italia S.p.A. RNC	973,803

			973,803

		Japan: 34.5%
69,400		Coca-Cola West Holdings Co., Ltd.	1,140,906
117,000		Dai Nippon Printing Co., Ltd.	1,238,537
46,200		Fuji Photo Film Co., Ltd.	1,188,645
48,500		JS Group Corp.	590,193
25,000		Mabuchi Motor Co., Ltd.	1,132,482
29,400		Mitsui Sumitomo Insurance Group Holdings, Inc.	802,137
56,033		Nippon Telegraph & Telephone Corp. ADR	1,053,420
14,100		Rohm Co., Ltd.	864,733
61,800		Sega Sammy Holdings, Inc.	559,430
68,000		Sekisui House Ltd.	586,863
42,800		Seven & I Holdings Co., Ltd.	967,136
58,600		Shiseido Co., Ltd.	1,028,807
109,000		Sumitomo Trust & Banking Co., Ltd.	456,129
49,400		Toyo Seikan Kaisha Ltd.	818,071
60,000		Wacoal Holdings Corp.	743,302

			13,170,791

		Netherlands: 6.2%
24,235	@	Gemalto NV	763,096
22,967		Royal Dutch Shell PLC ADR — Class B	1,044,999
32,987		Wolters Kluwer NV	542,821

			2,350,916

		South Africa: 5.4%
25,415		Anglogold Ashanti Ltd. ADR	782,782
69,224		Gold Fields Ltd.	720,020
30,182		Impala Platinum Holdings Ltd.	576,689

			2,079,491

		South Korea: 4.2%
45,452	@	Korea Electric Power Corp. ADR	485,427
71,145		SK Telecom Co., Ltd. ADR	1,114,842

			1,600,269

		Switzerland: 3.5%
24,696		Novartis AG	934,702
29,393	@	UBS AG — Reg	400,921

			1,335,623

		United Kingdom: 6.3%
17,834		BP PLC ADR	757,232
84,438		United Utilities Group PLC	631,458
554,224		Vodafone Group PLC	1,018,648

			2,407,338

		United States: 2.6%
24,426		Newmont Mining Corp.	982,902

			982,902

		Total Common Stock (Cost $46,465,195)	36,609,596

PREFERRED STOCK: 1.4%
		United States: 1.4%
1,246	P	Lucent Technologies Capital Trust I	505,876

		Total Preferred Stock (Cost $406,350)	505,876

		Total Long-Term Investments (Cost $46,871,545)	37,115,472

SHORT-TERM INVESTMENTS: 3.2%

		Affiliated Mutual Fund: 3.2%
1,230,587		ING Institutional Prime Money Market Fund — Class I	1,230,587

		Total Short-Term Investments (Cost $1,230,587)	1,230,587

	Total Investments in Securities
	(Cost $48,102,132)*	100.5%	$38,346,059
	Other Assets and Liabilities - Net	(0.5)	(179,596)

	Net Assets	100.0%	$38,166,463

@	Non-income producing security
ADR	American Depositary Receipt
P	Preferred Stock may be called prior to convertible date.

*	Cost for federal income tax purposes is $49,540,976.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$1,344,938
Gross Unrealized Depreciation	(12,539,855)

Net Unrealized Depreciation	$(11,194,917)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Value Choice Fund
as of April 30, 2009 (Unaudited) (continued)

Percentage of
Industry	Net Assets

Aerospace/Defense	1.9%
Apparel	2.0
Auto Parts & Equipment	3.3
Banks	3.3
Beverages	3.0
Building Materials	1.5
Commercial Services	3.2
Computers	2.0
Cosmetics/Personal Care	2.7
Electric	2.8
Electronics	3.0
Energy — Alternate Sources	0.9
Forest Products & Paper	2.0
Home Builders	1.5
Insurance	2.1
Leisure Time	1.5
Media	1.4
Mining	13.8
Miscellaneous Manufacturers	5.2
Oil & Gas	8.0
Oil & Gas Services	1.7
Packaging & Containers	2.1
Pharmaceuticals	5.3
Retail	2.5
Semiconductors	2.3
Telecommunications	16.6
Water	1.7
Short-Term Investments	3.2
Other Assets and Liabilities — Net	(0.5)

Net Assets	100.0%

The following table summarizes the inputs used as of April 30, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$14,449,216	$—
Level 2 — Other Significant Observable Inputs†	23,896,843	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$38,346,059	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

†The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Russia Fund
as of April 30, 2009 (Unaudited)

Shares			Value

COMMON STOCK: 93.4%

		Banks: 7.0%
1,709,000	I	Bank St. Petersburg BRD — Class S	$1,473,765
17,536,621		Sberbank RF	14,577,036

			16,050,801

		Chemicals: 1.6%
318,000	@	Uralkali GDR	3,751,103

			3,751,103

		Coal: 0.4%
572,600		Raspadskaya — Class S	902,438

			902,438

		Electric: 5.1%
607,564,000	@	Federal Grid Co Unified Energy System JSC	4,070,679
281,819,700	@	RusHydro	7,806,406

			11,877,085

		Food: 1.0%
174,800	@	X5 Retail Group N.V. GDR	2,342,320

			2,342,320

		Internet: 0.6%
1,324,122	@,I	RBC Information Systems	1,324,122

			1,324,122

		Iron/Steel: 3.0%
2,571,400		Novolipetsk Steel	4,062,812
750,000		Severstal GDR	2,873,624

			6,936,436

		Media: 0.4%
110,000		CTC Media, Inc.	862,400

			862,400

		Metal Fabricate/Hardware: 1.6%
344,700		TMK OAO GDR	2,417,390
32,800	I	Vsmpo-Avisma Corp.	1,213,600

			3,630,990

		Mining: 7.2%
632,021		MMC Norilsk Nickel ADR	5,191,730
497,600		Polymetal GDR	2,935,840
381,500	L	Polyus Gold Co. ZAO ADR	8,469,300

			16,596,870

		Oil & Gas: 54.3%
811,100		Lukoil-Spon ADR	35,593,032
334,100		Novatek OAO GDR	11,713,693
4,239,600		OAO Gazprom	18,901,363
605,497	L	OAO Gazprom ADR	10,623,404
5,467,200	@,L	OAO Rosneft Oil Co. GDR	28,204,760
1,387,400	L	Surgutneftegaz ADR	9,768,930
171,100		Tatneft GDR	10,564,880

			125,370,062

		Pharmaceuticals: 1.7%
384,865	@	Pharmstandard — Reg S GDR	4,043,701

			4,043,701

		Real Estate: 1.3%
811,680	@,l	LSR Group GDR	1,623,360
33,000	@,I	Open Investments	1,419,000

			3,042,360

		Retail: 3.5%
246,100	@	Magnit OAO	7,972,789

			7,972,789

		Telecommunications: 4.5%
568,400	@	Comstar United Telesystems GDR	2,474,224
78,200		Mobile Telesystems Finance SA ADR	2,591,548
135,000	I	Moscow City Telephone	1,590,181
68,909,100	I	Uralsvyazinform	730,712
128,700		Vimpel-Communications OAO ADR	1,212,354
2,225,000	I	VolgaTelecom	1,775,628

			10,374,647

		Transportation: 0.2%
6,060,000	I	Novorossiysk Sea Trade Port BRD	454,500

			454,500

		Total Common Stock (Cost $382,189,928)	215,532,624

MUTUAL FUNDS: 3.8%

		Alternative Investment: 0.8%
1,899,872	@,I	RenShares Utilities Ltd.	1,786,279

			1,786,279

		Open-End Funds: 3.0%
400,000	L	Market Vectors Russia ETF	7,032,000

			7,032,000

		Total Mutual Funds (Cost $9,086,670)	8,818,279

		Total Long-Term Investments (Cost $391,276,598)	224,350,903

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 9.0%

		Securities Lending CollateralCC: 9.0%
$20,911,094		Bank of New York Mellon Corp. Institutional Cash Reserves	$20,679,892

		Total Short-Term Investments (Cost $20,911,094)	20,679,892

	Total Investments in Securities
	(Cost $412,187,692)*	106.2%	$245,030,795
	Other Assets and Liabilities - Net	(6.2)	(14,257,721)

	Net Assets	100.0%	$230,773,074

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at April 30, 2009.
I	Illiquid Security

*	Cost for federal income tax purposes is $412,302,011.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$6,486,951
Gross Unrealized Depreciation	(173,758,167)

Net Unrealized Depreciation	$(167,271,216)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Russia Fund
as of April 30, 2009 (Unaudited) (continued)

The following table summarizes the inputs used as of April 30, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$49,010,422	—
Level 2 — Other Significant Observable Inputs†	196,020,373	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$245,030,795	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

†The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Emerging Markets Fixed Income Fund
as of April 30, 2009 (Unaudited)

Principal
Amount				Value

CORPORATE BONDS/NOTES: 20.3%

			Argentina: 0.2%
	$752,097	S,I	Province of Mendoza, 5.500%, due 09/04/18	$285,797
	40,368	#,±,C,I	Transportadora Gas del Norte, 6.500%, due 12/31/12	8,881
	200,000	±,I	Transportadora Gas del Norte, 7.500%, due 12/31/12	44,000
	1,285,000	#,±,I	Transportadora Gas del Norte, 8.000%, due 12/31/12	282,700

				621,378

			Brazil: 1.6%
BRL	2,400,000	#,I	Banco Safra Ltd., 10.875%, due 04/03/17	941,548
BRL	2,300,000	I	Banco Votorantim, 10.625%, due 04/10/14	975,867
BRL	250,000	#,I	Banco Votorantim, 10.625%, due 04/10/14	49,199
	$252,290	S,	Citigroup Funding, Inc., 6.083%, due 08/17/10	315,139
	1,795,000	C	Petrobras International Finance Co., 7.875%, due 03/15/19	1,929,625

				4,211,378

			Chile: 0.2%
	620,000	#,C,I	Alto Parana SA, 6.375%, due 06/09/17	556,946

				556,946

			Cyprus: 0.4%
	1,150,000	#	Alfa MTN Invest Ltd., 9.250%, due 06/24/13	965,000

				965,000

			Dominican Republic: 0.6%
	2,025,785	#,,I	Standard Bank PLC, 15.000%, due 03/12/12	1,441,875
	143,584	,I	Standard Bank PLC, 16.000%, due 07/20/09	132,791

				1,574,666

			Indonesia: 2.1%
	4,920,000	S,	JPMorgan Chase London, 12.800%, due 06/17/21	4,712,868
	1,060,000	#,I	Majapahit Holding BV, 7.875%, due 06/29/37	710,200

				5,423,068

			Kazakhstan: 2.8%
	1,000,000	#	HSBK Europe BV, 7.250%, due 05/03/17	515,712
	1,200,000	#,I	Kazkommerts International BV — REG S, 7.500%, due 11/29/16	678,000
	210,000	#,I	Kazkommerts International BV, 7.500%, due 11/29/16	111,300
	730,000	#	KazMunaiGaz Finance Sub BV, 8.375%, due 07/02/13	653,350
	4,900,000	#	KazMunaiGaz Finance Sub BV, 9.125%, due 07/02/18	4,263,000
	990,150		Tengizchevroil Finance Co. SARL, 6.124%, due 11/15/14	802,589
	1,500,000	I	TuranAlem Finance BV, 8.250%, due 01/22/37	352,500

				7,376,451

			Mexico: 1.5%
	1,100,000	C	Grupo Televisa SA, 6.000%, due 05/15/18	1,009,813
	2,105,000	C	Pemex Project Funding Master Trust, 5.750%, due 03/01/18	1,915,550
	955,000	C	Pemex Project Funding Master Trust, 6.625%, due 06/15/35	776,997
	365,000	#,C	Petroleos Mexicanos, 8.000%, due 05/03/19	390,106

				4,092,466

			Nigeria: 1.2%
	500,000	S	Central Bank of Nigeria, 5.092%, due 01/05/10	27,500
	400,000	#,,I	UBS AG, due 12/27/13	347,490
	2,000,000	,I	UBS AG, 9.850%, due 08/02/17	1,663,807
	1,200,000	#,,I	UBS AG, 12.000%, due 09/04/17	1,036,376

				3,075,173

			Peru: 0.9%
	1,161,806	#,Z,,I	Interoceanica IV Finance Ltd., 6.720%, due 11/30/25	395,014
	320,000	#,Z,,I	Interoceanica IV Finance Ltd., 7.080%, due 11/30/18	166,080
	242,200	#,Z,I	Peru Enhanced Pass-through Finance Ltd., 6.590%, due 05/31/18	134,421

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Emerging Markets Fixed Income Fund
as of April 30, 2009 (Unaudited) (continued)

Principal
Amount				Value

			Peru (continued)
	$2,906,401	Z,I	Peru Enhanced Pass-through Finance Ltd., 6.700%, due 05/31/18	$1,613,053

				2,308,568

			Philippines: 0.2%
	450,000	S,I	National Power Corp., 9.625%, due 05/15/28	432,000

				432,000

			Russia: 4.8%
	1,200,000	C,I	Alfa Bond Issuance PLC for OJSC Alfa Bank, 8.635%, due 02/22/17	690,120
	590,000		GAZ Capital SA, 6.510%, due 03/07/22	414,475
	1,350,000	S	GAZ Capital SA, 8.625%, due 04/28/34	1,255,500
	1,500,000	C,S,I	Kuznetski Capital for Bank of Moscow, 7.500%, due 11/25/15	1,027,500
	545,000	#,C	Lukoil International Finance BV, 6.656%, due 06/07/22	410,113
	2,400,000	S	Morgan Stanley Bank AG for OAO Gazprom, 9.625%, due 03/01/13	2,352,000
	1,060,000	#	RSHB Capital SA for OJSC Russian Agricultural Bank, 7.125%, due 01/14/14	918,914
	995,000	#	RSHB Capital SA for OJSC Russian Agricultural Bank, 7.750%, due 05/29/18	812,119
RUB	25,000,000	I	Sibacademfinance PLC for URSA Bank, 9.125%, due 02/26/10	702,234
	$700,000	#	TransCapitalInvest Ltd for OJSC AK Transneft, 8.700%, due 08/07/18	615,140
	2,000,000	#	TransCapitalInvest Ltd. for OJSC AK Transneft, 6.103%, due 06/27/12	1,783,454
	200,000	#	TransCapitalInvest Ltd. for OJSC AK Transneft, 7.700%, due 08/07/13	179,134
	1,205,000		UBS Luxembourg SA for OJSC Vimpel Communications, 8.250%, due 05/23/16	852,538
	1,000,000	#	VIP FIN (Vimpelcom), 9.125%, due 04/30/18	717,500

				12,730,741

			South Korea: 0.5%
	1,200,000		Korea Development Bank, 8.000%, due 01/23/14	1,261,223

				1,261,223

			Trinidad And Tobago: 0.7%
	2,515,000	C,I	Petroleum Co. of Trinidad & Tobago Ltd., 6.000%, due 05/08/22	1,797,722

				1,797,722

			Turkey: 0.1%
TRL	400,000	S	European Investment Bank, 10.000%, due 01/28/11	248,786

				248,786

			Ukraine: 0.6%
	$550,000	S,I	City of Kiev Ukraine, 8.000%, due 11/06/15	219,629
	500,000	I	Standard Bank (Nak), 8.125%, due 09/30/09	430,000
	2,800,000	#,I	UK SPV Credit Finance PLC for JSC Commercial Bank Privatbank, 8.000%, due 02/06/12	1,050,000

				1,699,629

			Venezuela: 1.9%
	7,500,000	C,S	Petroleos de Venezuela SA, 5.250%, due 04/12/17	3,420,000
	4,315,000	C	Petroleos de Venezuela SA, 5.375%, due 04/12/27	1,665,590

				5,085,590

			Total Corporate Bonds/Notes (Cost $72,435,272 )	53,460,785

OTHER BONDS: 70.6%

			Argentina: 1.7%
	9,005,000	S	Argentina Government International Bond, due 12/15/35	308,872
	9,525,000	S	Argentina Government International Bond, due 12/15/35	271,939
	2,000,000		Argentina Government International Bond, 7.000%, due 10/03/15	551,000
	5,600,000	+,#,S,I	Province of Buenos Aires Argentina, 3.000% (step rate 4.000%), due 05/15/35	1,122,800
	2,480,000	#,S,I	Province of Buenos Aires Argentina, 9.375%, due 09/14/18	700,600

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Emerging Markets Fixed Income Fund
as of April 30, 2009 (Unaudited) (continued)

Principal
Amount				Value

			Argentina (continued)
	$4,130,000	I	Province of Buenos Aires Argentina, 9.625%, due 04/18/28	$1,166,725
	407,500	#,I	Provincia Del Neuquen Titulo Provincial, 8.656%, due 10/18/14	372,863

				4,494,799

			Belize: 0.0%
	330,000	+,C,I	Belize Government International Bond, 4.250% (step rate 6.000%), due 02/20/29	109,725

				109,725

			Bosnia and Herzegovina: 0.1%
EUR	750,000	S,Z,I	Bosnia & Herzegovina Government International Bond, 17.290%, due 12/11/17	251,147

				251,147

			Brazil: 5.7%
	$4,800,000	S	Brazil Government International Bond, 7.125%, due 01/20/37	4,992,000
	1,080,000	S	Brazil Government International Bond, 8.750%, due 02/04/25	1,282,500
	1,300,000	C,S	Brazil Government International Bond, 11.000%, due 08/17/40	1,667,250
	310,000	C	Federative Republic of Brazil, 6.000%, due 01/17/17	316,045
	3,400,000		Federative Republic of Brazil, 12.500%, due 01/05/16	1,607,620
	11,000,000	S	Federative Republic of Brazil, 12.500%, due 01/05/22	5,169,716

				15,035,131

			Colombia: 5.8%
	1,915,000	S	Republic of Colombia, 7.375%, due 01/27/17	2,058,625
	1,150,000		Republic of Colombia, 7.375%, due 03/18/19	1,214,515
	355,000	S	Republic of Colombia, 8.125%, due 05/21/24	390,500
	22,000,000,000	S	Republic of Colombia, 12.000%, due 10/22/15	11,556,337

				15,219,977

			Dominican Republic: 0.9%
	2,115,000	#,S	Dominican Republic International Bond, 8.625%, due 04/20/27	1,533,375
	956,355	S	Dominican Republic International Bond, 9.040%, due 01/23/18	825,653

				2,359,028

			El Salvador: 0.4%
	1,230,000	I	El Salvador Government International Bond, 7.650%, due 06/15/35	990,150

				990,150

			Ghana: 0.3%
	900,000	#	Republic of Ghana, 8.500%, due 10/04/17	670,500

				670,500

			Hungary: 5.7%
HUF	2,450,000,000	S	Hungary Government International Bond, 6.750%, due 02/12/13	10,023,351
HUF	1,200,000,000	S	Hungary Government International Bond, 8.000%, due 02/12/15	4,911,973

				14,935,324

			Indonesia: 8.5%
	$2,415,000		Indonesia Government International Bond, 7.500%, due 01/15/16	2,318,970
	1,110,000	#	Indonesia Government International Bond, 7.750%, due 01/17/38	976,800
	1,470,000	S	Indonesia Government International Bond, 8.500%, due 10/12/35	1,359,750
	2,300,000		Indonesia Government International Bond, 11.625%, due 03/04/19	2,715,263
IDR	91,000,000,000		Indonesia Treasury Bond, 10.750%, due 05/15/16	8,263,995
IDR	43,695,000,000		Indonesia Treasury Bond, 11.250%, due 05/15/14	4,191,896
	$2,545,000	#	Perusahaan Penerbit SBSN, 8.800%, due 04/23/14	2,592,962

				22,419,636

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Emerging Markets Fixed Income Fund
as of April 30, 2009 (Unaudited) (continued)

Principal
Amount				Value

			Iraq: 1.4%
	$6,350,000	C,S	Republic of Iraq, 5.800%, due 01/15/28	$3,587,750

				3,587,750

			Lebanon: 0.1%
	210,000	I	Lebanon Government International Bond, 8.250%, due 04/12/21	199,143

				199,143

			Malaysia: 3.3%
MYR	25,000,000	S	Malaysia Government International Bond, 4.240%, due 02/07/18	7,108,490
MYR	5,000,000		Malaysia Government International Bond, 5.734%, due 07/30/19	1,583,840

				8,692,330

			Mexico: 5.7%
MXN	182,000,000	S	Mexican Bonos, 7.750%, due 12/14/17	13,321,092
	$280,000	C	Mexico Government International Bond, 5.950%, due 03/19/19	280,000
	1,300,000		Mexico Government International Bond, 8.300%, due 08/15/31	1,482,000

				15,083,092

			Pakistan: 0.9%
	3,695,000	I	Islamic Republic of Pakistan, 6.875%, due 06/01/17	1,967,588
	610,000	I	Pakistan Government International Bond, 7.125%, due 03/31/16	348,180

				2,315,768

			Panama: 0.5%
	1,000,000		Panama Government International Bond, 8.875%, due 09/30/27	1,147,500
	130,000	S	Panama Government International Bond, 9.375%, due 04/01/29	152,750

				1,300,250

			Peru: 1.6%
	1,400,000		Peru Government International Bond, 6.550%, due 03/14/37	1,361,220
PEN	5,000,000	#	Peru Government International Bond, 6.900%, due 08/12/37	1,801,986
PEN	2,700,000		Peruvian Government International Bond, 6.900%, due 08/12/37	992,487

				4,155,693

			Philippines: 1.4%
	$1,280,000		Philippine Government International Bond, 8.375%, due 06/17/19	1,420,800
	600,000		Philippine Government International Bond, 8.875%, due 03/17/15	677,250
	1,500,000		Philippine Government International Bond, 9.000%, due 02/15/13	1,727,850

				3,825,900

			Poland: 3.3%
PLN	20,000,000	S	Poland Government International Bond, 5.250%, due 04/25/13	5,882,634
PLN	10,000,000	S	Poland Government International Bond, 5.250%, due 10/25/17	2,833,182

				8,715,816

			Russia: 2.8%
RUB	3,542,400	S	Russia Government International Bond, 7.500%, due 03/31/30	3,483,880
RUB	2,800,000	S	Russia Government International Bond, 12.750%, due 06/24/28	3,975,300

				7,459,180

			South Africa: 4.0%
ZAR	60,000,000		South Africa Government International Bond, 13.500%, due 09/15/15	9,033,481
	$1,705,000		South Africa Government International Bond, 5.875%, due 05/30/22	1,540,894

				10,574,375

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Emerging Markets Fixed Income Fund
as of April 30, 2009 (Unaudited) (continued)

Principal
Amount				Value

			South Korea: 0.5%
	$1,365,000		Republic of Korea, 7.125%, due 04/16/19	$1,399,193

				1,399,193

			Thailand: 4.5%
THB	70,000,000	S	Thailand Government International Bond, 4.250%, due 03/13/13	2,166,842
THB	200,000,000	S	Thailand Government International Bond, 5.125%, due 03/13/18	6,604,569
THB	100,000,000	S	Thailand Government International Bond, 5.250%, due 05/12/14	3,235,242

				12,006,653

			Turkey: 7.9%
TRL	4,800,000	S,Z	Turkey Government International Bond, 0.000%, due 04/14/10	2,705,997
	$1,000,000		Turkey Government International Bond, 6.875%, due 03/17/36	865,000
	1,250,000	S	Turkey Government International Bond, 7.000%, due 02/05/25	1,212,500
	4,450,000	S	Turkey Government International Bond, 7.000%, due 09/26/16	4,516,750
TRL	4,680,000	S	Turkey Government International Bond, 10.000%, due 02/15/12	2,950,864
TRL	3,000,000		Turkey Government International Bond, 14.000%, due 09/26/12	1,895,329
TRL	7,000,000	S	Turkey Government International Bond, 16.000%, due 03/07/12	4,645,524
TRL	3,000,000		Turkey Government International Bond, 16.280%, due 06/26/13	1,971,254

				20,763,218

			Ukraine: 0.7%
	$1,400,000	I	Credit Suisse First Boston International for CJSC The EXIM of Ukraine, 6.800%, due 10/04/12	833,000
	360,000		Ukraine Government International Bond, 6.580%, due 11/21/16	223,200
	1,180,000	S	Ukraine Government International Bond, 7.650%, due 06/11/13	790,600

				1,846,800

			United Arab Emirates: 0.2%
	610,000	#	Emirate of Abu Dhabi, 6.750%, due 04/08/19	621,253

				621,253

			Uruguay: 1.0%
	314,322	S	Uruguay Government International Bond, 7.625%, due 03/21/36	270,317
	2,767,500	&	Uruguay Government International Bond, 7.875%, due 01/15/33	2,449,238

				2,719,555

			Venezuela: 1.7%
	2,900,000		Venezuela Government International Bond, 7.000%, due 12/01/18	1,587,750
	2,400,000		Venezuela Government International Bond, 7.000%, due 03/31/38	1,170,000
	160,000		Venezuela Government International Bond, 9.250%, due 05/07/28	91,248
	2,200,000		Venezuela Government International Bond, 9.375%, due 01/13/34	1,331,000
	340,000	S	Venezuela Government International Bond, 13.625%, due 08/15/18	282,200

				4,462,198

			Total Other Bonds (Cost $214,615,304)	186,213,584

			Total Long-Term Investments (Cost $287,050,576)	239,674,369

		Total Investments in Securities
		(Cost $287,050,576)*	90.9%	$239,674,369
		Other Assets and Liabilities - Net	9.1	24,031,850

		Net Assets	100.0%	$263,706,219

&	Payment-in-kind
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Emerging Markets Fixed Income Fund
as of April 30, 2009 (Unaudited) (continued)

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
I	Illiquid Security
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
±	Defaulted security
Structured Note
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
BRL	Brazilian Real
EUR	EU Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RUB	Russian Ruble
THB	Thai Baht

*	Cost for federal income tax purposes is $287,746,887.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$6,271,634
Gross Unrealized Depreciation	(54,344,152)

Net Unrealized Depreciation	$(48,072,518)

Percentage of
Industry	Net Assets

Banks	5.2%
Diversified Financial Services	4.8
Electric	0.4
Foreign Government Bonds	70.6
Forest Products & Paper	0.2
Gas	0.1
Media	0.4
Multi-National	0.1
Municipal	0.1
Oil & Gas	8.4
Telecommunications	0.6
Other Assets and Liabilities — Net	9.1

Net Assets	100.0%

The following table summarizes the inputs used as of April 30, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$—	$(306,405)
Level 2 — Other Significant Observable Inputs	219,602,231	(57,267)
Level 3 — Significant Unobservable Inputs	20,072,138	—

Total	$239,674,369	$(363,672)

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended April 30, 2009 was as follows:

	Investments in	Other Financial
	Securities	Instruments*
Beginning Balance at 10/31/08	$27,670,709	$—
Net Purchases/(Sales)	(9,433,413)	—
Accrued Discounts/(Premiums)	267,953	—
Total Realized Gain/(Loss)	(3,931,981)	—
Total Unrealized Appreciation/(Depreciation)	5,247,723	—
Net Transfers In/(Out) of Level 3	251,147	—

Ending Balance at 04/30/09	$20,072,138	$—

*Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

For the six months ended April 30, 2009, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $1,754,547. Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

At April 30, 2009 the following forward foreign currency contracts were outstanding for the ING Emerging Markets Fixed Income Fund:

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For	Value	(Depreciation)
			USD

Brazilian Real BRL 6,300,000	BUY	6/15/09	2,818,792	2,843,555	$24,763
Brazilian Real BRL 7,000,000	BUY	6/15/09	3.153,153	3,159,506	6,353
Chilean Peso CLP 3,350,000,000	BUY	5/20/09	5,638,307	5,755,849	117,542
Indonesian Rupiah IDR 15,000,000,000	BUY	6/15/09	1,305.824	1,402,395	96,571
Malaysian Ringgit MYR 7,500,000	BUY	6/9/09	2,106,742	2,103,498	(3,244)
Polish Zloty PLN 17,000,000	BUY	6/15/09	5,111,245	5,068,070	(43,175)
Polish Zloty PLN 6,200,000	BUY	6/15/09	1,877,081	1,848,355	(28,726)
Polish Zloty PLN 18,500,000	BUY	6/16/09	5,545.564	5,514,913	(30,651)
Thai Bant THB 16,000,000	BUY	6/9/09	449,817	452,234	2,417
Turkish Lira TRY 2,500,000	BUY	6/10/09	1,527,650	1,545,945	18,295
South African Rand ZAR 26,600,000	BUY	5/26/09	2,770,833	3,122,584	351,751
South African Rand ZAR 8,000.000	BUY	5/26/09	910,384	939,123	28,739

					$540,635

Chilean Peso CLP 1,200,000,000	SELL	5/20/09	1,997,004	2,061,797	$(64,793)
Colombian Peso COP 11,000,000,000	SELL	5/14/09	4,571,904	4,792,546	(220,642)
Hungarian Forint HUF 324,000,000	SELL	6/9/09	1,422,675	1,472,865	(50,190)
Hungarian Forint HUF 1,100,000,000	SELL	6/15/09	4,891,063	4,993,868	(102,805)
Indonesian Rupiah IDR 27,000,000,000	SELL	6/15/09	2,450,091	2,524,311	(74,220)
Malaysian Ringgit MYR 2,100,000	SELL	6/9/09	582,896	588,979	(6,083)
Peruvian Nuevo Sol PEN 5,500,000	SELL	5/27/09	1,735,016	1,839,706	(104,690)
Turkish Lira TRY 3,900,000	SELL	6/10/09	2,437,195	2.411,674	25,521

					$(597,902)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Emerging Markets Fixed Income Fund
as of April 30, 2009 (Unaudited) (continued)

ING Emerging Markets Fixed Income Fund Open Futures Contracts on April 30, 2009;

			Unrealized
	Number of	Expiration	Appreciation/
Contract Description	Contracts	Date	(Depreciation)

Long Contracts

U.S. Treasury 5-Year Note	55	06/30/09	$4,727
U.S. Treasury Long Bond	75	06/19/09	(311,132)

			$(306,405)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Bond Fund
as of April 30, 2009 (Unaudited)

Principal
Amount			Value

CORPORATE BONDS/NOTES: 21.8%

		Agriculture: 0.8%
$794,000		Altria Group, Inc., 10.200%, due 02/06/39	$876,327
498,000		Philip Morris International, Inc., 6.875%, due 03/17/14	546,522

			1,422,849

		Banks: 2.5%
744,000		Barclays PLC, 6.050%, due 12/04/17	623,866
573,000		Citigroup, Inc., 5.500%, due 04/11/13	511,133
400,000		Fifth Third Bancorp., 8.250%, due 03/01/38	234,216
518,000		Goldman Sachs Group, Inc., 5.450%, due 11/01/12	518,776
577,000		Goldman Sachs Group, Inc., 6.000%, due 05/01/14	575,391
250,000		JPMorgan Chase Bank NA, 5.875%, due 06/13/16	231,921
1,050,000	C	Morgan Stanley, 6.750%, due 04/15/11	1,073,773
3,000		National City Corp., 6.875%, due 05/15/19	2,567
851,000		Wachovia Bank NA, 6.600%, due 01/15/38	671,416
302,000	C	Wells Fargo & Company, 7.980%, due 02/28/49	169,338

			4,612,397

		Beverages: 1.0%
565,000	#,C	Anheuser-Busch Cos., Inc., 7.750%, due 01/15/19	592,548
750,000	C	Dr Pepper Snapple Group, Inc., 6.820%, due 05/01/18	731,608
469,000	C	PepsiCo, Inc., 7.900%, due 11/01/18	567,006

			1,891,162

		Computers: 1.0%
150,000	C	Hewlett-Packard Co., 4.750%, due 06/02/14	156,950
576,000	C	Hewlett-Packard Co., 5.500%, due 03/01/18	604,892
678,000	C	International Business Machines Corp., 7.625%, due 10/15/18	805,303
256,000	C	International Business Machines Corp., 8.000%, due 10/15/38	317,382

			1,884,527

		Diversified Financial Services: 1.8%
505,000		American Express Credit Corp., 7.300%, due 08/20/13	506,371
331,000		FIA Card Services NA, 6.625%, due 06/15/12	304,769
972,000		General Electric Capital Corp., 6.875%, due 01/10/39	763,646
619,000		International Lease Finance Corp., 6.625%, due 11/15/13	386,872
150,000		John Deere Capital Corp., 5.350%, due 04/03/18	144,936
217,000		Merrill Lynch & Co., Inc., 4.250%, due 02/08/10	214,426
497,000		Merrill Lynch & Co., Inc., 6.050%, due 08/15/12	457,462
369,000	C	National Rural Utilities Cooperative Finance Corp., 10.375%, due 11/01/18	433,258

			3,211,740

		Electric: 2.8%
64,000	C	Commonwealth Edison Co., 4.700%, due 04/15/15	59,589
923,000	C	Commonwealth Edison Co., 6.150%, due 03/15/12	951,742
519,000	C	Constellation Energy Group, 7.600%, due 04/01/32	439,007
428,000	C	Duke Energy Corp., 6.300%, due 02/01/14	451,806
438,000	C	Entergy Texas, Inc., 7.125%, due 02/01/19	435,828
430,000	C	Indiana Michigan Power, 7.000%, due 03/15/19	426,965
464,000	C	Metropolitan Edison, 7.700%, due 01/15/19	475,076
711,000	C	Nevada Power Co., 7.125%, due 03/15/19	722,276
527,000	C	Progress Energy, Inc., 6.050%, due 03/15/14	550,209
179,000	C	Progress Energy, Inc., 7.050%, due 03/15/19	190,094
476,000	C	Southwestern Electric Power, 5.550%, due 01/15/17	439,438

			5,142,030

		Food: 0.8%
466,000		Kraft Foods, Inc., 6.125%, due 02/01/18	473,823
500,000		Kraft Foods, Inc., 6.500%, due 08/11/17	519,512
395,000	C	Unilever Capital Corp., 3.650%, due 02/15/14	401,645

			1,394,980

		Household Products/Wares: 0.5%
785,000		Kimberly-Clark Corp., 7.500%, due 11/01/18	919,200

			919,200

		Insurance: 0.4%
709,000	C	Metlife, Inc., 7.717%, due 02/15/19	712,344

			712,344

		Media: 2.3%
675,000	C	Comcast Corp., 5.700%, due 05/15/18	661,073
76,000	C	Comcast Corp., 5.900%, due 03/15/16	75,998
250,000	C	Comcast Corp., 6.300%, due 11/15/17	254,960
751,000	#,C	COX Communications, Inc., 6.250%, due 06/01/18	692,510
397,000	C	News America, Inc., 6.150%, due 03/01/37	292,539
389,000	#,C	News America, Inc., 6.900%, due 03/01/19	366,714
159,000	C	Time Warner Cable, Inc., 6.200%, due 07/01/13	166,273
350,000	C	Time Warner Cable, Inc., 6.750%, due 07/01/18	354,746
303,000	C	Time Warner Cable, Inc., 8.750%, due 02/14/19	341,199

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Bond Fund
as of April 30, 2009 (Unaudited) (continued)

Principal
Amount			Value

		Media (continued)
$353,000	C	Time Warner, Inc., 5.500%, due 11/15/11	$362,613
446,000	C	Time Warner, Inc., 7.700%, due 05/01/32	407,004
373,000	C	Viacom, Inc., 6.875%, due 04/30/36	304,995

			4,280,624

		Miscellaneous Manufacturers: 0.9%
900,000		General Electric Co., 5.250%, due 12/06/17	853,112
673,000	C	Tyco International Finance, 8.500%, due 01/15/19	721,581

			1,574,693

		Oil & Gas: 0.8%
265,000	C	ConocoPhillips, 5.750%, due 02/01/19	271,023
506,000	C	Hess Corp., 7.000%, due 02/15/14	549,253
424,000	C	Marathon Oil Corp., 6.500%, due 02/15/14	440,389
115,000	C	Marathon Oil Corp., 7.500%, due 02/15/19	120,707

			1,381,372

		Oil & Gas Services: 0.1%
140,000	C	Weatherford International, Ltd., 9.625%, due 03/01/19	151,335

			151,335

		Pharmaceuticals: 1.1%
428,000	C	Novartis Securities Investment Ltd., 5.125%, due 02/10/19	439,079
604,000	C	Pfizer, Inc., 6.200%, due 03/15/19	650,351
790,000	C	Pfizer, Inc., 7.200%, due 03/15/39	870,815

			1,960,245

		Pipelines: 0.5%
411,000	C	Enbridge Energy Partners, 9.875%, due 03/01/19	441,827
246,000	C	Energy Transfer Partners, 9.700%, due 03/15/19	273,720
90,000	C	Trans-Canada Pipelines, 7.125%, due 01/15/19	98,885
99,000	C	Trans-Canada Pipelines, 7.625%, due 01/15/39	108,710

			923,142

		Retail: 0.4%
490,000	C	CVS Caremark Corp., 5.750%, due 06/01/17	493,275
278,000	C	CVS Caremark Corp., 6.600%, due 03/15/19	294,604

			787,879

		Software: 0.1%
159,000	C	Oracle Corp., 5.250%, due 01/15/16	163,234
86,000	C	Oracle Corp., 5.750%, due 04/15/18	91,272

			254,506

		Telecommunications: 3.7%
737,000	C	AT&T, Inc., 6.550%, due 02/15/39	711,048
681,000	C	AT&T, Inc., 6.700%, due 11/15/13	755,975
470,000	C	British Telecommunications PLC, 5.950%, due 01/15/18	392,495
489,000	C	Cisco Systems, Inc., 5.900%, due 02/15/39	464,367
438,000	C	Deutsche Telekom International Finance BV, 5.875%, due 08/20/13	460,082
120,000	C	Embarq Corp., 6.738%, due 06/01/13	115,901
387,000	C	France Telecom SA, 8.500%, due 03/01/31	493,897
295,000		Nokia OYJ, 5.375%, due 05/15/19	292,271
223,000		Nokia OYJ, 6.625%, due 05/15/39	221,872
770,000	C	Telefonica Emisones SAU, 6.421%, due 06/20/16	806,707
353,000	C	TELUS Corp., 8.000%, due 06/01/11	375,080
376,000	C	Verizon Communications, Inc., 8.950%, due 03/01/39	454,784
199,000	#,C	Verizon Wireless, 8.500%, due 11/15/18	238,728
1,000,000	#,C	Verizon Wireless Capital LLC, 5.550%, due 02/01/14	1,050,118

			6,833,325

		Transportation: 0.3%
291,000	C	Union Pacific Corp., 5.125%, due 02/15/14	287,514
350,000	C	Union Pacific Corp., 5.700%, due 08/15/18	336,682

			624,196

		Total Corporate Bonds/Notes (Cost $38,051,847)	39,962,546

U.S. GOVERNMENT AGENCY OBLIGATIONS: 5.5%

		Federal Home Loan Mortgage Corporation##: 1.5%
1,275,000	W	5.000%, due 06/01/39	1,307,074
931,000		5.500%, due 05/01/37	963,148
343,000	W	6.000%, due 05/01/37	358,060
100,000		6.500%, due 06/01/37	105,703

			2,733,985

		Federal National Mortgage Association##: 3.1%
114,000		4.000%, due 02/25/39	113,608
515,000	W	4.500%, due 06/01/37	522,564
1,037,000	W	5.000%, due 06/01/22-05/01/37	1,069,153
1,032,000		5.500%, due 05/01/37	1,069,249
363,745	S	5.500%, due 06/01/37	377,307
646,000	W	5.500%, due 05/15/20	672,345
1,457,000	W	6.000%, due 06/01/37	1,519,606
375,000		6.500%, due 06/15/32	395,918

			5,739,750

		Government National Mortgage Association: 0.9%
226,000		4.500%, due 01/15/39	229,743
393,000	W	5.000%, due 06/15/33	405,343
408,664		5.500%, due 03/20/39	424,492
393,000	W	6.000%, due 05/15/34	410,009
146,000		6.500%, due 06/15/34	153,551

			1,623,138

		Total U.S. Government Agency Obligations (Cost $10,077,327)	10,096,873

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Bond Fund
as of April 30, 2009 (Unaudited) (continued)

Principal
Amount			Value

U.S. TREASURY OBLIGATIONS: 11.5%

		U.S. Treasury Bonds: 0.9%
$1,548,000	S	4.500%, due 05/15/38	$1,666,278

			1,666,278

		U.S. Treasury Notes: 10.6%
8,219,000	S	0.875%, due 03/31/11	8,221,573
1,984,000	S	1.375%, due 04/15/12	1,985,236
4,902,000	S	1.750%, due 03/31/14	4,848,387
4,427,000	S	2.750%, due 02/15/19	4,289,334

			19,344,530

		Total U.S. Treasury Obligations (Cost $21,263,621)	21,010,808

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.7%
500,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.179%, due 12/15/44	432,592
500,000	C,S	LB-UBS Commercial Mortgage Trust, 5.156%, due 02/15/31	414,436
500,000	C,S	LB-UBS Commercial Mortgage Trust, 6.149%, due 04/15/41	441,113

		Total Collateralized Mortgage Obligations (Cost $1,437,415)	1,288,141

OTHER BONDS: 51.6%

		Foreign Government Bonds: 51.6%
BRL 57,000,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/12	26,048,900
EUR 4,000,000		Bundesobligation, 4.000%, due 10/11/13	5,675,147
EUR 5,000,000		Bundesrepublik Deutschland, 3.750%, due 01/04/19	6,919,899
EUR 3,340,000	S	Bundesrepublik Deutschland, 4.250%, due 01/04/14	4,788,998
EUR 2,665,000		Bundesrepublik Deutschland, 4.250%, due 07/04/17	3,823,894
EUR 3,200,000		Bundesrepublik Deutschland, 4.250%, due 07/04/39	4,479,920
EUR 6,500,000	S	Bundesschatzanweisungen, 4.000%, due 09/10/10	8,926,956
CAD 2,200,000		Canadian Government International Bond, 4.250%, due 06/01/18	2,032,709
EUR 930,000		France Government International Bond, 3.250%, due 04/25/16	1,240,508
EUR 915,000	S	Italy Buoni Poliennali Del Tesoro, 3.750%, due 08/01/16	1,225,733
EUR 3,000,000	S	Italy Buoni Poliennali Del Tesoro, 5.500%, due 11/01/10	4,198,873
JPY 800,000,000	S	Japan Government International Bond, 0.400%, due 03/15/11	8,118,402
JPY 500,000,000	S	Japan Government International Bond, 1.400%, due 12/20/11	5,192,486
JPY 370,000,000	S	Japan Government International Bond, 2.400%, due 09/20/38	3,942,624
UYU 6,067,000	S	Republica Orient Uruguay, 4.250%, due 04/05/27	159,886
GBP 2,760,000		United Kingdom Gilt, 4.750%, due 12/07/38	4,354,122
GBP 1,950,000		United Kingdom Gilt Bond, 5.000%, due 03/07/18	3,264,260

		Total Other Bonds (Cost $93,009,574)	94,393,317

		Total Long-Term Investments (Cost $163,839,784)	166,751,685

SHORT-TERM INVESTMENTS: 10.5%

		Commercial Paper: 0.5%
$1,000,000	S	Caissee, 0.700%, due 07/01/09	998,800

		Total Commercial Paper (Cost $998,800)	998,800

Shares			Value

		Affiliated Mutual Fund: 10.0%
18,235,000	S	ING Institutional Prime Money Market Fund — Class I	$18,235,000

		Total Mutual Fund (Cost $18,235,000)	18,235,000

		Total Short-Term Investments (Cost $19,233,800)	19,233,800

	Total Investments in Securities
	(Cost $183,073,584)*	101.6%	$185,985,485
	Other Assets and Liabilities - Net	(1.6)	(2,987,402)

	Net Assets	100.0%	$182,998,083

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
W	Settlement is on a when-issued or delayed-delivery basis.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	EU Euro
GBP	British Pound
JPY	Japanese Yen

*	Cost for federal income tax purposes is $183,224,801.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$4,167,256
Gross Unrealized Depreciation	(1,406,572)

Net Unrealized Appreciation	$2,760,684

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Bond Fund
as of April 30, 2009 (Unaudited) (continued)

The following table summarizes the inputs used as of April 30, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$24,190,612	$(148,336)
Level 2 — Other Significant Observable Inputs	135,745,973	990,951
Level 3 — Significant Unobservable Inputs	26,048,900	—

Total	$185,985,485	$842,615

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended April 30, 2009 was as follows:

	Investments in	Other Financial
	Securities	Instruments*
Beginning Balance at 10/31/08	$17,964,280	$—
Net Purchases/(Sales)	9,067,046	—
Accrued Discounts/(Premiums)	(5,853)	—
Total Realized Gain/(Loss)	(3,368,425)	—
Total Unrealized Appreciation/(Depreciation)	2,391,852	—
Net Transfers In/(Out) of Level 3	—	—

Ending Balance at 04/30/09	$26,048,900	$—

*Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

For the six months ended April 30, 2009, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $175,186. Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

At April 30, 2009 the following forward foreign currency contracts were outstanding for the ING Global Bond Fund:

					Unrealized,
		Settlement	In Exchange		Appreciation
Currency	Buy/Sell	Date	For	Value	(Depreciation)
			USD

Australian Dollar
AUD 996,568	BUY	5/8/09	694,000	723,846	$29,846
Australian Dollar
AUD 2,937,244	BUY	5/8/09	2,087,000	2,133,435	46,435
Australian Dollar
AUD 2,040,370	BUY	5/8/09	1,438,000	1,482,001	44,001
Australian Dollar
AUD 3,247,735	BUY	5/8/09	2,321 ,000	2,358,957	37,957
Australian Dollar
AUD 3,221,718	BUY	5/8/09	2,326,000	2,340,060	14,060
Brazilian Real
BRL 20,057,079	BUY	5/29/09	9,121,000	9,087,253	(33,747)
Canadian Dollar
CAD 2,816,214	BUY	5/8/09	2,268,944	2,360,090	91,146
Canadian Dollar
CAD 40,827	BUY	5/8/09	33,000	34,215	1,215
Canadian Dollar
CAD 650,910	BUY	5/8/09	526,000	545,487	19,487
Canadian Dollar
CAD 1,885,000	BUY	5/8/09	1,551,393	1,579,699	28,306
Canadian Dollar
CAD 689,110	BUY	5/8/09	556,000	577,499	21,499
Swiss Franc
CHF 7,697,300	BUY	5/29/09	6,658,766	6,746,946	88,180
Chilean Peso
CLP 2,148,579,999	BUY	5/29/09	3,555,780	3,690,850	135,070
Danish Krone
DKK 4,186,300	BUY	5/29/09	730,946	743,056	12,110
EU Euro
EUR 9,973,328	BUY	5/8/09	13,367,231	13,195,351	(171,880)
British Pound
GBP 938,211	BUY	5/29/09	1,375,000	1,387,888	12,888
British Pound
GBP 1,367,500	BUY	5/29/09	2,000,596	2,022,932	22,336
British Pound
GBP 658,628	BUY	5/29/09	963,000	974,303	11,303
British Pound
GBP 652,351	BUY	5/29/09	963,000	965,017	2,017
Japanese Yen
JPY 1,574,542,712	BUY	5/8/09	15,609,469	15,967,650	358,181
South Korean Won
KRW 2,093,500,000	BUY	5/15/09	1,580,000	1,632,614	52,614
New Zealand Dollar
NZD 3,328,939	BUY	5/8/09	1,909,000	1,882,224	(26,776)
New Zealand Dollar
NZD 147,636	BUY	5/8/09	85,000	83,475	(1,525)
New Zealand Dollar
NZD 1,351,398	BUY	5/8/09	787,000	764,097	(22,903)
New Zealand Dollar
NZD 1,404,007	BUY	5/8/09	830,000	793,843	(36,157)
New Zealand Dollar
NZD 1,383,738	BUY	5/8/09	807,000	782,383	(24,617)
New Zealand Dollar
NZD 2,805,243	BUY	5/8/09	1,622,000	1,586,120	(35,880)
Swedish Krona
SEK 22,402,700	BUY	5/29/09	2,737,562	2,784,842	47,280
Taiwan New Dollar
TWD 24,986,555	BUY	5/15/09	745,000	758,885	13,885

					$736,331

Australian Dollar
AUD 2,269,437	SELL	5/8/09	1,611,251	1,648,381	$(37,130)
Australian Dollar
AUD 2,292,730	SELL	5/8/09	1,625,000	1,665,299	(40,299)
Australian Dollar
AUD 2,446,765	SELL	5/8/09	1,727,000	1,777,181	(50,181)
Australian Dollar
AUD 1,011,133	SELL	5/8/09	738,000	734,426	3,574
Brazilian Real
BRL 57,100,000	SELL	5/15/09	25,668,690	25,974,208	(305,518)
Canadian Dollar
CAD 1,503,776	SELL	5/8/09	1,229,000	1,260,219	(31,219)
Canadian Dollar
CAD 1,488,150	SELL	5/8/09	1,231,000	1,247,124	(16,124)
EU Euro
EUR 3,898,205	SELL	5/8/09	5,171,000	5,157,575	13,425
EU Euro
EUR 780,338	SELL	5/8/09	1,033,000	1,032,437	563

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Bond Fund
as of April 30, 2009 (Unaudited) (continued)

					Unrealized,
		Settlement	In Exchange		Appreciation
Currency	Buy/Sell	Date	For	Value	(Depreciation)
			USD

EU Euro
EUR 633,539	SELL	5/8/09	833,000	838,213	(5,213)
EU Euro
EUR 620,263	SELL	5/8/09	830,000	820,647	9,353
EU Euro
EUR 607,898	SELL	5/8/09	807,000	804,288	2,712
EU Euro
EUR 614,422	SELL	5/8/09	811,000	812,919	(1,919)
EU Euro
EUR 537,133	SELL	5/8/09	694,000	710,662	(16,662)
EU Euro
EUR 1,801,054	SELL	5/8/09	2,342,000	2,382,909	(40,909)
EU Euro
EUR 657,689	SELL	5/8/09	865,000	870,165	(5,165)
EU Euro
EUR 516,078	SELL	5/8/09	684,000	682,804	1,196
Mexican Peso
MXN 20,477	SELL	5/8/09	1,492	1,481	11
Norwegian Krone
NOK 15,220,600	SELL	5/29/09	2,253,146	2,315,440	(62,294)
New Zealand Dollar
NZD 5,453,498	SELL	5/8/09	3,197,310	3,083,476	113,834
New Zealand Dollar
NZD 1,671,433	SELL	5/8/09	927,000	945,049	(18,049)
New Zealand Dollar
NZD 2,679,153	SELL	5/8/09	1,502,000	1,514,827	(12,827)
New Zealand Dollar
NZD 2,634,274	SELL	5/8/09	1,505,000	1,489,451	15,549
Swedish Krona
SEK 8,991,428	SELL	5/29/09	1,100,000	1,117,709	(17,709)
Swedish Krona
SEK 8,979,683	SELL	5/29/09	1,100,000	1,116,249	(16,249)

					$(517,250)

ING Global Bond Fund Open Futures Contracts on April 30, 2009:

			Unrealized
	Number of	Expiration	Appreciation/
Contract Description	Contracts	Date	(Depreciation)

Long Contracts
Australia 3-Year Bond	25	06/15/09	$(20,670)
Canada 10- Year Bond	13	06/19/09	(7,252)
Euro-Bund	72	06/08/09	(56,716)
Euro-Schatz	8	06/08/09	(3,737)
Japan 10-Year Bond (TSE)	11	06/11/09	(187,890)
Long Gilt	22	06/26/09	15,030
U.S. Treasury 2-Year Note	18	06/30/09	15,705

			$(245,530)

Short Contracts
U.S. Treasury 5-Year Note	66	06/30/09	(28,540)
U.S. Treasury Long Bond	33	06/19/09	125,734

			$97,194

ING Global Bond Fund Credit Default Swap Agreements Outstanding on April 30, 2009:

Credit Default Swaps on Corporate and Sovereign Issues

							Upfront
		Buy	(Pay)/Receive	Termination	Notional	Market	Premium	Unrealized
Counterparty	Reference Entity/Obligation	Protection(1)	Fixed Rate (%)	Date	Amount(2)	Value(3)	Paid/(Received)	Depreciation

The Royal Bank of Scotland PLC	Japan Government 2.000%, 03/21/22	Buy	(0.930)	06/20/14	USD 9,000,000	$(98,310)	$—	$(98,310)

						$(98,310)	$—	$(98,310)

(1)	If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either 1.) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2.) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)	The market values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Bond Fund
as of April 30, 2009 (Unaudited) (continued)

ING Global Bond Fund Interest Rate Swap Agreements Outstanding on April 30, 2009:

		Notional	Unrealized
	Termination	Principal	Appreciation/
	Date	Amount	(Depreciation)

Receive a fixed rate equal to 9.250% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Citibank N.A., New York	11/17/11	MXN 103,300,000	$534,631
Receive a fixed rate equal to 7.800% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Citibank N.A., New York	03/06/12	MXN 120,000,000	321,351
Receive a fixed rate equal to 6.650% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Citibank N.A., New York	04/09/12	MXN 120,000,000	45,972
Receive a fixed rate equal to 6.235% and pay a floating rate based on 3-month NZD-BBR-FRA Counterparty: UBS AG, London	04/24/19	NZD 19,000,000	(31,774)

			$870,180

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Diversified International Fund
as of April 30, 2009 (Unaudited)

Shares			Value

AFFILIATED INVESTMENT COMPANIES: 99.9%
711,765	ING Emerging Countries Fund — Class I		$12,420,305
4,544,787	ING Foreign Fund — Class I		47,674,811
3,368,389	ING Index Plus International Equity Fund — Class I		19,907,176
6,881,425	ING International Capital Appreciation Fund — Class I		47,757,089
4,234,867	ING International Equity Dividend Fund — Class I		21,047,288
1,669,430	ING International Real Estate Fund — Class I		10,183,522
965,106	ING International SmallCap Multi-Manager Fund — Class I		21,840,347
2,509,325	ING International Value Choice Fund — Class I		20,200,064

	Total Investments in Securities
	(Cost $309,138,584)*	99.9%	$201,030,602
	Other Assets and Liabilities - Net	0.1	172,013

	Net Assets	100.0%	$201,202,615

*	Cost for federal income tax purposes is $340,728,683.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(139,698,081)

Net Unrealized Depreciation	$(139,698,081)

The following table summarizes the inputs used as of April 30, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$201,030,602	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$201,030,602	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Funds’ existing investment advisory and sub-advisory contracts will remain in effect only if the Boards of Trustees (the “Board”) of ING Mutual Funds and ING Mayflower Trust (together, the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Funds, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 14, 2008, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between ING Investments, LLC (the “Adviser”) and the Funds and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser to each Fund (the “Sub-Advisers”).

The Independent Trustees also held separate meetings on October 24 and November 12, 2008 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 14, 2008 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Funds. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the Funds were considered at the same Board meeting, the Trustees considered each Fund’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2009. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Funds’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Funds (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with Advisory and Sub-Advisory Contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees, including the International/Balanced/Fixed Income Funds Investment Review Committee (the “I/B/F IRC”). Among other matters, the Contracts Committee provides oversight

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

with respect to the contracts renewal process, and each Fund is assigned to the I/B/F IRC, which provides oversight regarding, among other matters, investment performance.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Funds’ Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in 2007 and 2008, the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed selected peer groups of investment companies (“SPGs”) to be used by the Funds for certain comparison purposes during the renewal process.

As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s I/B/F IRC review benchmarks used to assess the performance of the funds in the ING Funds complex. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund’s relevant benchmark and/or SPG.

The Board employed its process for reviewing contracts when considering the renewals of the Funds’ Advisory and Sub-Advisory Contracts that would be effective through November 30, 2009. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Funds for the year ending November 30, 2009, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. This included information regarding the Adviser and Sub-Advisers provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 14, 2008 Board meeting included, among other information, the following items for each Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its SPG, as well as information regarding the Fund’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Fund’s benchmark and SPG were selected and how profitability was determined; (4) responses from the Adviser and relevant Sub-Adviser or Sub-Advisers to a series of questions posed by K&L Gates on behalf of the Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Funds’) advisory contracts and sub-advisory contracts, including a written analysis for each Fund of how performance, fees and expenses compare to its SPG and/or designated benchmark; (9) independent analyses of Fund performance by the Trust’s Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Fund; and (11) other information relevant to the Board’s evaluations.

For each Fund, Class A shares were used for purposes of certain comparisons to the funds in its SPG. Class A shares generally were selected so that the Fund’s share class with the longest performance history was compared to the analogous class of shares for each fund in its SPG. The mutual funds included in the Funds’

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

SPGs were selected based upon criteria designed to mirror the Fund share class being compared to the SPG.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by Management. The Board also considered the techniques that the Adviser has developed, at the Board’s direction, to screen and perform due diligence on the Sub-Advisers that are recommended to the Board to manage the investment portfolios of the funds in the ING Funds complex. The Board noted the resources that the Adviser has committed to the Board and the I/B/F IRC to assist the Board and the I/B/F IRC with their assessment of the investment performance of the Funds on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board’s Investment Review Committees to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Advisers and the proactive approach that the Adviser, working in cooperation with the I/B/F IRC, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Funds’ performance.

In considering the Funds’ Advisory Contracts, the Board also considered the extent of benefits provided to the Funds’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Adviser, and evaluated the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Funds (and other relevant funds in the ING Funds complex) by the Adviser and Sub-Adviser, and whether those resources are commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and the Sub-Advisers were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of each Fund. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Fund included its investment performance compared to the Fund’s Morningstar category median and/or Lipper category median, SPG and primary benchmark. The FACT sheet performance data was as of June 30, 2008. In addition, the Board also considered at its November 14, 2008 meeting certain additional data regarding

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

performance and Fund asset levels as of October 31, 2008. The Board’s findings specific to each Fund’s performance are discussed under “Fund-by-Fund Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser and Sub-Adviser as a Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that will result in a lower advisory fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. For a Fund that did not have advisory fee breakpoints, but did benefit from waivers or reimbursements of advisory or other fees, the Board also considered the extent to which economies of scale could be realized through waivers, reimbursements or expense reductions.

In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic, and the Independent Trustees who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.

The Board also considered that the Funds have experienced material declines in assets, especially during October 2008, due to general market declines precipitated by the credit crises and other generally adverse market developments. As a result of this asset decline, the Board considered that there were fewer opportunities to realize economies of scale.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Advisers to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Funds, the Board considered any underlying rationale provided by the Adviser or a Sub-Adviser for these differences. For unaffiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arms-length nature of negotiations between the Adviser and unaffiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Funds and other institutional clients of the Adviser or a Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Funds, as compared to non-registered investment company clients; market differences in fee rates that existed when a Fund first was organized; differences in the original sponsors of Funds that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Fund. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Funds.

The Board considered the fee structure of each Fund as it relates to the services provided under the contracts and the potential fall-out benefits to the Adviser and the Sub-Advisers and their respective affiliates from their association with the Funds. For each Fund, the Board determined that the fees payable to the Adviser and the Sub-Advisers are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. The Board also considered

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by certain Sub-Advisers with respect to their profitability. In the case of non-affiliated Sub-Advisers, the Board gave less weight to profitability considerations, or did not view this data as imperative to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these Sub-Advisers with respect to the negotiation of sub-advisory fee rates. Further, the Board considered that the decline in asset levels of many Funds caused by recent adverse economic conditions was likely to cause a similar decline in any profits realized by the Adviser and Sub-Advisers.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s and affiliated Sub-Adviser’s profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment.

In their review of advisory fee rates, the Independent Trustees have, from time to time, requested the Adviser, and the Adviser has agreed to implement remedial actions for certain Funds. These remedial actions have included, among others: reductions in fee rates; changes in Sub-Advisers or portfolio managers; and strategy modifications.

Based on the information on revenues, costs, and profitability considered by the Board, and after considering the factors described in this section, the Board concluded that the profits, if any, realized by the Adviser and affiliated Sub-Adviser were not excessive. In making its determinations, the Board based its conclusions on the reasonableness of the advisory and sub-advisory fees of the Adviser and affiliated Sub-Adviser primarily on the factors described for each Fund below.

Fund-by-Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 14, 2008 meeting in relation to renewing each Fund’s current Advisory and Sub-Advisory Contracts for the year ending November 30, 2009. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category median, except for ING Classic Money Market Fund and ING Institutional Prime Money Market Fund, which were compared to their Lipper category medians, and its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Fund’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its SPG.

ING Asia-Pacific Real Estate Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Asia-Pacific Real Estate Fund, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Fund underperformed its Morningstar category median for the most recent calendar quarter and year-to-date periods; (2) the Fund outperformed its primary benchmark for the year-to-date period, but underperformed for the most recent calendar quarter; and (3) the Fund is ranked in the fourth quintile of its Morningstar category for the most recent calendar quarter, and the fifth (lowest) quintile for the year-to-date period.

In analyzing this performance data, the Board took into account that the Fund was launched in November 2007 and therefore had a limited operating history for purposes of evaluating performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account Management’s representations that the Fund’s management fee and expense ratio are appropriate in light of its niche regional focus and the recognized expertise of its Sub-Adviser in real estate investment management. The Board also considered Management’s representation that the Fund is priced lower than two other competitor funds that have a similar regional focus.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund was launched in November 2007 and it is reasonable to permit it to establish a longer operating history for the purpose of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Disciplined International SmallCap Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Disciplined International SmallCap Fund, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Fund underperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the third quintile of its Morningstar category for the year-to-date period, the fourth quintile for the one-year period, and the fifth (lowest) quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account that: (1) the Fund launched in December 2006, and therefore had a limited operating history for the purpose of analyzing its performance; and (2) Management would continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance. The Board also noted that the Fund employs a quantitative investment management strategy that is difficult to manage in the current volatile markets. The Board determined to monitor closely the performance of the Fund.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund was launched in December 2006, and it is reasonable to permit the Fund to establish a longer operating history for the purposes of evaluating performance; (4) the Board will continue to closely monitor the quantitative investment strategy employed by the Fund; and (5) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Diversified International Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Diversified International Fund, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Fund underperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the third quintile of its Morningstar

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

category for the year-to-date period, and the fourth quintile for the most recent calendar quarter and one-year periods.

In analyzing this performance data, the Board took into account Management’s analysis regarding the rationale for underperformance, including its analysis regarding the underperformance of certain of the underlying funds in which the Fund invests. The Board also considered recent actions taken by these underlying funds in order to improve those funds’ performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints, but where there may be breakpoint discounts at the underlying fund level; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that the Board or its Investment Review Committee will continue to actively monitor the Fund’s performance, the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Emerging Countries Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Emerging Countries Fund, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Fund underperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed; and (3) the Fund is ranked in the third quintile of its Morningstar category for the year-to-date period, and the fifth (lowest) quintile for the most recent calendar quarter, one-year, three-year, five-year, and ten-year periods.

In analyzing this performance data, the Board took into account Management’s representations that, in order to address the Board’s concerns regarding the Fund’s performance, in June 2008 there was a change in the Fund’s Sub-Adviser.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) in June 2008 there was a change in the Fund’s Sub-Adviser, and it is reasonable to permit the Fund to establish a longer operating history for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Emerging Markets Fixed Income Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Emerging

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Markets Fixed Income Fund, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Fund underperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the fourth quintile of its Morningstar category for all periods presented.

In analyzing this performance data, the Board took into account: (1) in September 2008, the Fund had a strategy change that allows the Fund greater freedom to allocate between hard and local currencies; and (2) Management’s representation that the new investment strategy provides the Fund with the increased flexibility necessary to seek to improve the Fund’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fees, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Fund is below the median and above the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the board; (3) in September 2008, the Fund’s investment strategy was modified, and it is reasonable to permit the Sub-Adviser to continue to manage the Fund for purposes of evaluating performance; (4) the Board will continue to actively monitor the Fund’s performance; and (5) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING European Real Estate Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING European Real Estate Fund, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Fund underperformed its Morningstar category median for the most recent calendar quarter and year-to-date periods; (2) the Fund outperformed its primary benchmark for the most recent calendar quarter and year-to-date periods; and (3) the Fund is ranked in the third quintile of its Morningstar category for the year-to-date period, and the fifth (lowest) quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account that the Fund launched in November 2007 and therefore had a limited operating history for the purposes of performance comparisons.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account Management’s representations that the Fund’s management fee and expense ratio are appropriate in light of it niche regional focus. The Board also considered Management’s representation that the Fund is priced lower than two other competitor funds that have similar regional focus.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund was launched in November 2007 and it is reasonable to permit the Fund to establish a longer operating history for the purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Foreign Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Foreign Fund, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it outperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the three-year period, the third quintile for the most recent calendar quarter and one-year periods, and the fourth quintile for the year-to-date period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fees, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account that in July 2007, Management implemented a fee waiver agreement under which savings from underlying sub-advisory fee reductions were shared with the Fund.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Bond Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Bond Fund, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the year-to-date and one-year periods, and the third quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Equity Dividend Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Equity Dividend Fund, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Fund underperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the fourth quintile of its Morningstar category for the year-to-date period, and the fifth (lowest) quintile for the most recent calendar quarter, one-year, and three-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the negative effect of sector and country weightings on the Fund’s performance; and (2) Management’s expectation that the Fund’s longer-term performance will improve.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Natural Resources Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Natural Resources Fund, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Fund underperformed its Morningstar category median for all periods presented, with the exception of the three-year and ten-year periods, during which it outperformed; (2) the Fund outperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the three-year period, the second quintile for the ten-year period, and the fourth quintile for the most recent calendar quarter, year-to-date, one-year, and five-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fees, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the median and equal to the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2009. During this renewal process, different Board

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

members may have given different weight to different individual factors and related conclusions.

ING Global Real Estate Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Real Estate Fund, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; (2) the Fund outperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, the third quintile for the one-year period, and the fourth quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account: (1) the Fund’s rankings in Morningstar’s recently-introduced “Global Real Estate” category; and (2) Management’s representations that the Fund’s longer-term performance had been reasonable.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Fund is above the median and equal to the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account that, in June 2008, the Sub-Adviser reduced its fee rate for the Fund.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Value Choice Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Value Choice Fund, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, year-to-date, one-year, and three-year periods, the second quintile for the five-year period, and the third quintile for the ten-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account that: (1) in January 2008, the Fund’s management fee was lowered and the expense limits were reduced; (2) for Class A shares, the Fund’s service fee was reduced; and (3) in September 2007, the Fund’s sub-advisory fee rate was reduced as a result of renegotiations with the Sub-Adviser.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board;

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

(4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Greater China Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Greater China Fund, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the year-to-date and one-year periods, and the fourth quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account the advisory fee waivers that Management put into place in November 2007, which lowered the effective management fee rate payable by the Fund.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Index Plus International Equity Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Index Plus International Equity Fund, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Fund underperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the fourth quintile of its Morningstar category for the year-to-date period, and the fifth (lowest) quintile for the most recent calendar quarter and one-year periods.

In analyzing this performance data, the Board noted that the Fund employs a quantitative investment management strategy that is difficult to manage in the current volatile markets. The Board also took into account that it would continue to monitor, and the Board or its Investment Review Committee would periodically review, the performance of the Fund.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that the Board will continue

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

to monitor the quantitative investment strategy employed by the Fund, the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Capital Appreciation Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International Capital Appreciation Fund, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Fund underperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter period, during which it outperformed; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter period, during which it outperformed; and (3) the Fund is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, the third quintile for the one-year period, and the fourth quintile for the year-to-date period.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding underperformance during certain periods, including its analysis regarding the negative effect of stock selection and sector allocation on the Fund’s performance during the first quarter of 2008; and (2) that Management will continue to monitor, and the Board or its IRC would periodically review, the Fund’s investment performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Fund is below the median and above the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that the Board will continue to monitor the Fund’s performance, the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Equity Dividend Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International Equity Dividend Fund, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Fund underperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the fourth quintile of its Morningstar category for the year-to-date and one-year periods, and the fifth (lowest) quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account the Fund launched in June 2007, and therefore had a limited operating history for the purpose of analyzing its performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Fund is below the median and the average management fees of the

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

funds in its SPG; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund was launched in June 2007, and it is reasonable to permit the Fund to establish a longer operating history for the purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Growth Opportunities Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International Growth Opportunities Fund, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Fund underperformed its Morningstar category median for all periods presented, with the exceptions of the one-year and ten-year periods, during which it outperformed; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it outperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the ten-year period, the second quintile for the one-year period, the third quintile for the year-to-date period, and the fourth quintile for the most recent calendar quarter, three-year, and five-year periods.

In analyzing this performance data, the Board took into account: (1) in April 2006, the Fund’s Portfolio Manager changed; and (2) Management’s representations that the Fund changed its investment strategy in February 2007.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, at the Board’s direction Management implemented an advisory fee waiver which will lower the effective management fee rate payable by the Fund.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) in April 2006, the Fund’s Portfolio Manager changed, and in February 2007, the Fund’s investment strategy was modified, and it is reasonable to permit the Sub-Adviser to continue to manage the Fund for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Real Estate Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International Real Estate Fund, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Fund underperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the third quintile of its Morningstar category for the one-year period, and the fifth (lowest) quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account: (1) the Fund launched in February 2006, and therefore had a limited operating history for the purpose of analyzing its performance; (2) Management’s representation that, due to the fact that the Fund’s investment strategy is more

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

heavily weighted in foreign real estate investment trusts than the comparable funds in its Morningstar category, peer group comparisons are difficult; and (3) Management’s confidence in the Fund’s Portfolio Management team and Management’s expectation that the Fund’s longer-term performance will improve.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is equal to the median and above the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the board; (3) the Fund was launched in February 2006, and it is reasonable to permit the Fund to establish a longer operating history for the purposes of evaluating performance; (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International SmallCap Multi-Manager Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International SmallCap Multi-Manager Fund (formerly ING International SmallCap Fund), the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the one-year period, during which it underperformed; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the one-year and five-year periods, during which it underperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the three-year period, the second quintile for the most recent calendar quarter, year-to-date, five-year, and ten-year periods, and the third quintile for the one-year period.

In analyzing this performance data, the Board took into account that in December 2007 a third Sub-Adviser was engaged to manage the Fund’s assets. The Board noted that two of the Fund’s sub-advisers employ a quantitative investment management strategy that is difficult to manage in the current volatile markets. The Board also took into account that it would monitor, and the Board or its Investment Review Committee would periodically review, the performance of the Fund.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fees, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Board will continue to monitor the quantitative investment strategy employed by two of the Fund’s three sub-advisers; and (4) the sub-advisory fee rate payable by the Adviser to each Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

ING International Value Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the ING International Value Fund, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Fund outperformed its Morningstar category median for the most recent calendar quarter, five-year, and ten-year periods, but underperformed for the year-to-date, one-year, and three-year periods; (2) the Fund outperformed its primary benchmark for the most recent calendar quarter, five-year, and ten-year periods, but underperformed for the year-to-date, one-year, and three-year periods; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the ten-year period, the second quintile for the most recent calendar quarter and five-year periods, the third quintile for the three-year period, and the fourth quintile for the year-to-date and one-year periods.

In analyzing this performance data, the Board took into account: (1) in October 2008, a new sleeve, managed by ING Investment Management Co., was added to the Fund to address capacity constraints and the Fund was re-opened to new and existing investors; (2) Management’s analysis regarding the rationale for underperformance in certain periods; and (3) Management’s expectation that the Fund’s longer-term performance will improve.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and above the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into consideration that, in October 2008, breakpoints were added to the Fund’s advisory fee structure in conjunction with the addition of the new sleeve.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the board; (3) taking into account that Management will continue to monitor, and the Board or its IRC will periodically review, its performance, the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Value Choice Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International Value Choice Fund, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it underperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, year-to-date, and one-year periods, the second quintile for the three-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Russia Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Russia Fund, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account that the Fund is one of just three pure Russia funds offered in the market and, as such, a higher management fee and expense ratio is charged due to the Sub-Adviser’s unique experience in this developing market.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds
ING Balanced Fund
ING Growth and Income Fund
ING Real Estate Fund

Domestic Equity Funds-of-Funds
ING Strategic Allocation Conservative Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Moderate Fund

Domestic Equity Growth Funds
ING Corporate Leaders 100 Fund
ING Equity Dividend Fund
ING Growth Opportunities Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING Small Company Fund
ING SmallCap Opportunities Fund
ING Tactical Asset Allocation Fund

Domestic Equity Index Funds
ING Index Plus LargeCap Equity Fund VIII
ING Index Plus LargeCap Equity Fund IX
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Funds
ING SmallCap Value Multi-Manager Fund
ING Value Choice Fund

Fixed-Income Funds
ING GNMA Income Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund

Global Equity Funds
ING Global Equity Dividend Fund
ING Global Natural Resources Fund
ING Global Real Estate Fund
ING Global Value Choice Fund

International Equity Funds
ING Alternative Beta Fund
ING Asia-Pacific Real Estate Fund
ING Disciplined International SmallCap Fund
ING Emerging Countries Fund
ING European Real Estate Fund
ING Foreign Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Equity Dividend Fund
ING International Growth Opportunities Fund
ING International Real Estate Fund
ING International SmallCap Multi-Manager Fund
ING International Value Fund
ING International Value Choice Fund
ING Russia Fund

Global and International Fixed-Income Funds
ING Emerging Markets Fixed Income Fund
ING Global Bond Fund

International Funds-of-Funds
ING Diversified International Fund
ING Global Target Payment Fund

Loan Participation Fund
ING Senior Income Fund

Money Market Funds*
ING Money Market Fund
ING Classic Money Market Fund

*	An investment in the funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Please see SEC filings for more information on the funds participation in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor
ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRSAR-UINTALL                  (0409-062409)

(ING FUNDS LOGO)

Item 2.  Code of Ethics.

Not required for semi-annual filing.

Item 3.  Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.  Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.  Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.  Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minium qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Mutual Funds

By	/s/ Shaun P. Mathews

Shaun P. Mathews President and Chief Executive Officer

Date:	July 7, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews

Shaun P. Mathews President and Chief Executive Officer

Date:	July 7, 2009

By	/s/ Todd Modic

Todd Modic Senior Vice President and Chief Financial Officer

Date:	July 7, 2009